UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2018

MFS® Blended Research® Core Equity Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

CGS-ANN

MFS® Blended Research® Core Equity Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Blended Research Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	5.1%
Amazon.com, Inc.	3.6%
Johnson & Johnson	3.1%
Apple, Inc.	2.4%
Bank of America Corp.	2.4%
Cisco Systems, Inc.	2.4%
Intel Corp.	2.3%
Boeing Co.	2.2%
Comcast Corp., “A”	2.1%
Alphabet, Inc., “C”	2.0%

Equity sectors (k)
Technology	19.5%
Financial Services	17.8%
Health Care	16.5%
Leisure	7.6%
Utilities & Communications	6.7%
Retailing	5.7%
Industrial Goods & Services	5.6%
Consumer Staples	5.2%
Special Products & Services	4.1%
Energy	3.7%
Transportation	3.0%
Basic Materials	2.1%
Autos & Housing	1.7%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

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MFS Blended Research Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Blended Research Core Equity Portfolio (“fund”) provided a total return of –7.74%, while Service Class shares of the fund provided a total return of –7.99%. These compare with a return of –4.38% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Detractors from Performance

Stock selection within both the financial services and health care sectors was a primary factor that detracted from performance relative to the S&P 500 Index. Within the financial services sector, the fund’s overweight positions in financial services provider Synchrony Financial, insurance company Prudential Financial and direct banking and payment services provider Discover Financial Services held back relative returns. Shares of Synchrony Financial came under pressure as the company announced that it was losing one of its major customers (Walmart), which was the first of five major contracts up for renewal in the next five years. Walmart had been a customer of Synchrony Financial for 20 years, and this loss signaled that tenure might not have been as much of a hurdle to switching companies as investors appeared to have assumed. Within the health care sector, not owning shares of pharmaceutical company Merck held back relative performance. Shares of Merck advanced as the company posted solid earnings results on the back of strong growth from its flagship immuno-oncology drug Keytruda. In addition, Merck’s management raised the mid-point of its earnings guidance, increased its dividend and announced a share repurchase program, which further supported the stock. The fund’s overweight position in shares of health services and information technology company McKesson (h) further weakened relative results.

Elsewhere, the fund’s overweight positions in food producer Tyson Foods, information technology company DXC Technology and tobacco company Philip Morris International negatively impacted relative performance. The drop-off in the share price of Tyson Foods, early in the year, coincided with a class action lawsuit in Minnesota. Later in the year, the company lowered its fiscal-year 2018 earnings per share guidance, driven by lower pork exports, as a result of tariffs, and increased US pork processing capacity, which both drove domestic pork prices down. The fund’s holdings of automotive seats manufacturer Lear (b) and residential and commercial building materials manufacturer Owens Corning (b)(h) further weighed on relative results.

Contributors to Performance

Stock selection in both the industrial goods & services and utilities sectors contributed to relative performance. Within the industrial goods & services sector, avoiding shares of poor-performing diversified industrial conglomerate General Electric contributed to relative performance. The share price of General Electric declined during the year after the company significantly lowered its expectations for future earnings and cash flows, reduced its dividend, changed its management team and moved forward with

3

MFS Blended Research Core Equity Portfolio

Management Review – continued

additional portfolio restructuring after reporting losses in its power segment. Within the utilities & communications sector, the fund’s overweight holdings of power generation company NRG Energy, utility services provider Exelon and integrated electric power company AES positively impacted relative returns. Shares of NRG Energy advanced during the reporting period after the company announced a share buyback program and reported earnings results that were in line with expectations.

In other sectors, the fund’s overweight holdings of pharmaceutical company Eli Lilly, network equipment company Cisco Systems, medical device maker Medtronic and health care provider Humana aided relative returns. Avoiding shares of poor-performing telecommunication services provider AT&T also strengthened relative performance. Holdings of real estate investment trust Store Capital (b) were also among the fund’s top relative contributors. Shares of Store Capital benefited from stronger-than-expected financial results, driven by higher net operating income from more robust acquisition volume. The company also raised its revenue guidance figures, which further supported the stock.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Blended Research Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/14/86	(7.74)%	6.58%	12.40%
Service Class	8/24/01	(7.99)%	6.31%	12.12%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		(4.38)%	8.49%	13.12%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Blended Research Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.44%	$1,000.00	$914.85	$2.12
	Hypothetical (h)	0.44%	$1,000.00	$1,022.99	$2.24
Service Class	Actual	0.69%	$1,000.00	$913.48	$3.33
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MFS Blended Research Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.2%
Aerospace – 3.3%
Boeing Co.	28,642	$9,237,045
Honeywell International, Inc.	20,103	2,656,008
Leidos Holdings, Inc.	35,530	1,873,142

		$13,766,195

Airlines – 1.1%
Delta Air Lines, Inc.	94,506	$4,715,849

Alcoholic Beverages – 1.2%
Molson Coors Brewing Co.	85,087	$4,778,486

Automotive – 1.2%
Lear Corp.	40,125	$4,929,757

Biotechnology – 2.3%
Biogen, Inc. (a)	23,900	$7,191,988
Celgene Corp. (a)	37,551	2,406,644

		$9,598,632

Business Services – 2.5%
DXC Technology Co.	71,974	$3,826,858
FleetCor Technologies, Inc. (a)	30,121	5,594,072
Global Payments, Inc.	9,958	1,026,968

		$10,447,898

Cable TV – 2.0%
Comcast Corp., “A”	249,400	$8,492,070

Chemicals – 2.1%
CF Industries Holdings, Inc.	141,622	$6,161,973
Eastman Chemical Co.	36,672	2,681,090

		$8,843,063

Computer Software – 6.9%
Adobe Systems, Inc. (a)	28,814	$6,518,879
Microsoft Corp.	206,777	21,002,340
Salesforce.com, Inc. (a)	7,214	988,102

		$28,509,321

Computer Software – Systems – 3.1%
Apple, Inc.	64,088	$10,109,241
Hewlett Packard Enterprise	192,641	2,544,788

		$12,654,029

Construction – 0.5%
Pulte Homes, Inc.	84,444	$2,194,700

Consumer Products – 0.4%
Kimberly-Clark Corp.	11,092	$1,263,822
Procter & Gamble Co.	3,340	307,013

		$1,570,835

Consumer Services – 1.6%
Bookings Holdings, Inc. (a)	3,905	$6,726,050

Electrical Equipment – 0.2%
HD Supply Holdings, Inc. (a)	17,435	$654,161

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electronics – 2.7%
Intel Corp.	205,725	$9,654,674
Lam Research Corp.	10,080	1,372,594

		$11,027,268

Energy – Independent – 3.4%
EOG Resources, Inc.	59,660	$5,202,949
Phillips 66	61,111	5,264,713
Pioneer Natural Resources Co.	4,577	601,967
Valero Energy Corp.	38,656	2,898,040

		$13,967,669

Energy – Integrated – 0.4%
Exxon Mobil Corp.	22,346	$1,523,774

Food & Beverages – 2.0%
PepsiCo, Inc.	53,226	$5,880,408
Tyson Foods, Inc., “A”	42,257	2,256,524

		$8,136,932

Gaming & Lodging – 1.2%
Marriott International, Inc., “A”	46,510	$5,049,126

Health Maintenance Organizations – 1.0%
Humana Inc.	13,812	$3,956,862
UnitedHealth Group, Inc.	877	218,478

		$4,175,340

Insurance – 3.5%
Allstate Corp.	22,000	$1,817,860
Berkshire Hathaway, Inc., “B” (a)	14,082	2,875,263
MetLife, Inc.	122,314	5,022,213
Prudential Financial, Inc.	57,385	4,679,746

		$14,395,082

Internet – 4.5%
Alphabet, Inc., “A” (a)	7,824	$8,175,767
Alphabet, Inc., “C” (a)	8,131	8,420,545
Facebook, Inc., “A” (a)	16,985	2,226,564

		$18,822,876

Leisure & Toys – 1.5%
Brunswick Corp.	31,673	$1,471,211
Electronic Arts, Inc. (a)	62,032	4,894,945

		$6,366,156

Machinery & Tools – 2.1%
AGCO Corp.	23,601	$1,313,868
Eaton Corp. PLC	84,088	5,773,482
Ingersoll-Rand Co. PLC, “A”	19,327	1,763,202

		$8,850,552

Major Banks – 6.5%
Bank of America Corp.	405,434	$9,989,894
Goldman Sachs Group, Inc.	5,443	909,253
JPMorgan Chase & Co.	23,009	2,246,139

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MFS Blended Research Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Major Banks – continued
Morgan Stanley	151,484	$6,006,341
Wells Fargo & Co.	171,606	7,907,604

		$27,059,231

Medical & Health Technology & Services – 4.2%
CVS Health Corp.	69,700	$4,566,744
HCA Healthcare, Inc.	45,359	5,644,927
Walgreens Boots Alliance, Inc.	106,003	7,243,185

		$17,454,856

Medical Equipment – 2.3%
Boston Scientific Corp. (a)	28,370	$1,002,596
Medtronic PLC	91,592	8,331,208

		$9,333,804

Natural Gas – Pipeline – 1.1%
Kinder Morgan, Inc.	228,908	$3,520,605
ONEOK, Inc.	21,530	1,161,543

		$4,682,148

Network & Telecom – 2.4%
Cisco Systems, Inc.	224,756	$9,738,677

Other Banks & Diversified Financials – 3.9%
Citigroup, Inc.	79,778	$4,153,243
Discover Financial Services	82,133	4,844,204
Mastercard, Inc., “A”	15,873	2,994,441
Synchrony Financial	140,438	3,294,676
Visa, Inc., “A”	6,704	884,526

		$16,171,090

Pharmaceuticals – 6.7%
Bristol-Myers Squibb Co.	133,749	$6,952,273
Eli Lilly & Co.	33,504	3,877,083
Johnson & Johnson	99,495	12,839,830
Pfizer, Inc.	91,399	3,989,566

		$27,658,752

Railroad & Shipping – 1.8%
Union Pacific Corp.	54,744	$7,567,263

Real Estate – 3.8%
EPR Properties, REIT	30,990	$1,984,290
Life Storage, Inc., REIT	31,831	2,959,965
Simon Property Group, Inc., REIT	39,216	6,587,896
Store Capital Corp., REIT	152,886	4,328,202

		$15,860,353

Restaurants – 2.8%
Aramark	29,809	$863,567
Domino’s Pizza, Inc.	3,196	792,576
Starbucks Corp.	105,900	6,819,960
U.S. Foods Holding Corp. (a)	96,865	3,064,808

		$11,540,911

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Stores – 5.7%
Amazon.com, Inc. (a)	9,962	$14,962,625
Costco Wholesale Corp.	31,729	6,463,515
Lululemon Athletica, Inc. (a)	2,025	246,260
Urban Outfitters, Inc. (a)	52,488	1,742,602

		$23,415,002

Telephone Services – 1.0%
CenturyLink, Inc.	118,027	$1,788,109
Verizon Communications, Inc.	39,971	2,247,170

		$4,035,279

Tobacco – 1.7%
Philip Morris International, Inc.	105,822	$7,064,677

Utilities – Electric Power – 4.6%
AES Corp.	358,499	$5,183,896
Exelon Corp.	168,384	7,594,118
NRG Energy, Inc.	144,805	5,734,278
Vistra Energy Corp. (a)	23,459	536,976

		$19,049,268

Total Common Stocks (Identified Cost, $357,827,282)		$410,827,132

INVESTMENT COMPANIES (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $3,121,333)	3,121,645	$3,121,333

OTHER ASSETS, LESS LIABILITIES – 0.0%		12,342

NET ASSETS – 100.0%		$413,960,807

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $3,121,333 and $410,827,132, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $357,827,282)	$410,827,132
Investments in affiliated issuers, at value (identified cost, $3,121,333)	3,121,333
Cash	10,172
Receivables for
Fund shares sold	166,451
Dividends	441,911
Other assets	2,926
Total assets	$414,569,925

Liabilities
Payables for
Fund shares reacquired	$508,401
Payable to affiliates
Investment adviser	18,189
Shareholder servicing costs	122
Distribution and/or service fees	4,280
Payable for independent Trustees’ compensation	8
Accrued expenses and other liabilities	78,118
Total liabilities	$609,118
Net assets	$413,960,807

Net assets consist of
Paid-in capital	$321,564,552
Total distributable earnings (loss)	92,396,255
Net assets	$413,960,807
Shares of beneficial interest outstanding	9,173,088

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$256,438,739	5,662,740	$45.29
Service Class	157,522,068	3,510,348	44.87

See Notes to Financial Statements

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MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$8,767,001
Dividends from affiliated issuers	54,256
Other	24,031
Total investment income	$8,845,288
Expenses
Management fee	$1,932,891
Distribution and/or service fees	446,822
Shareholder servicing costs	15,274
Administrative services fee	78,605
Independent Trustees’ compensation	12,201
Custodian fee	23,935
Shareholder communications	31,898
Audit and tax fees	53,461
Legal fees	4,266
Miscellaneous	26,381
Total expenses	$2,625,734
Reduction of expenses by investment adviser	(46,012)
Net expenses	$2,579,722
Net investment income (loss)	$6,265,566

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$33,515,592
Affiliated issuers	(748)
Net realized gain (loss)	$33,514,844
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(73,329,128)
Net realized and unrealized gain (loss)	$(39,814,284)
Change in net assets from operations	$(33,548,718)

See Notes to Financial Statements

10

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$6,265,566	$6,161,470
Net realized gain (loss)	33,514,844	40,921,145
Net unrealized gain (loss)	(73,329,128)	44,745,227
Change in net assets from operations	$(33,548,718)	$91,827,842
Total distributions to shareholders (a)	$(47,187,077)	$(17,233,087)
Change in net assets from fund share transactions	$(7,790,686)	$(48,097,121)
Total change in net assets	$(88,526,481)	$26,497,634

Net assets
At beginning of period	502,487,288	475,989,654
At end of period (b)	$413,960,807	$502,487,288

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income and from net realized gain were $6,939,009 and $10,294,078, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $6,160,999.

See Notes to Financial Statements

11

MFS Blended Research Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$54.23	$46.62	$48.56		$53.50	$48.31

Income (loss) from investment operations
Net investment income (loss) (d)	$0.74	$0.68	$0.74	(c)	$0.76	$0.77
Net realized and unrealized gain (loss)	(4.12)	8.80	3.24		(0.62)	5.28
Total from investment operations	$(3.38)	$9.48	$3.98		$0.14	$6.05

Less distributions declared to shareholders
From net investment income	$(0.77)	$(0.78)	$(0.72)		$(0.87)	$(0.86)
From net realized gain	(4.79)	(1.09)	(5.20)		(4.21)	—
Total distributions declared to shareholders	$(5.56)	$(1.87)	$(5.92)		$(5.08)	$(0.86)
Net asset value, end of period (x)	$45.29	$54.23	$46.62		$48.56	$53.50
Total return (%) (k)(r)(s)(x)	(7.74)	20.76	8.45	(c)	1.13	12.57

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.45	0.46	0.49	(c)	0.60	0.60
Expenses after expense reductions (f)	0.44	0.45	0.44	(c)	0.45	0.45
Net investment income (loss)	1.39	1.35	1.56	(c)	1.45	1.53
Portfolio turnover	54	51	49		51	41
Net assets at end of period (000 omitted)	$256,439	$320,384	$306,368		$319,721	$361,501

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$53.79	$46.26	$48.26		$53.18	$48.02

Income (loss) from investment operations
Net investment income (loss) (d)	$0.61	$0.55	$0.61	(c)	$0.62	$0.64
Net realized and unrealized gain (loss)	(4.11)	8.73	3.22		(0.61)	5.23
Total from investment operations	$(3.50)	$9.28	$3.83		$0.01	$5.87

Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.66)	$(0.63)		$(0.72)	$(0.71)
From net realized gain	(4.79)	(1.09)	(5.20)		(4.21)	—
Total distributions declared to shareholders	$(5.42)	$(1.75)	$(5.83)		$(4.93)	$(0.71)
Net asset value, end of period (x)	$44.87	$53.79	$46.26		$48.26	$53.18
Total return (%) (k)(r)(s)(x)	(7.99)	20.47	8.17	(c)	0.87	12.28

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.71	0.74	(c)	0.85	0.85
Expenses after expense reductions (f)	0.69	0.70	0.69	(c)	0.70	0.70
Net investment income (loss)	1.14	1.10	1.30	(c)	1.20	1.28
Portfolio turnover	54	51	49		51	41
Net assets at end of period (000 omitted)	$157,522	$182,103	$169,622		$143,427	$116,301

See Notes to Financial Statements

12

MFS Blended Research Core Equity Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Blended Research Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

14

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$410,827,132	$—	$—	$410,827,132
Mutual Funds	3,121,333	—	—	3,121,333
Total	$413,948,465	$—	$—	$413,948,465

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

15

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$6,509,038	$6,939,009
Long-term capital gains	40,678,039	10,294,078
Total distributions	$47,187,077	$17,233,087

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$361,688,628
Gross appreciation	71,563,454
Gross depreciation	(19,303,617)
Net unrealized appreciation (depreciation)	$52,259,837

Undistributed ordinary income	6,264,931
Undistributed long-term capital gain	33,871,487

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$4,125,022	$4,671,636	$25,645,863	$6,553,119
Service Class	2,036,008	2,267,373	15,380,184	3,740,959
Total	$6,161,030	$6,939,009	$41,026,047	$10,294,078

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $46,012, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $14,606, which equated to 0.0030% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $668.

16

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0163% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $824 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in purchase transactions pursuant to this policy, which amounted to $848,311.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to December 31, 2018, this reimbursement amounted to $23,945, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $259,264,466 and $307,859,618, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	98,132	$5,079,123	84,685	$4,227,596
Service Class	253,350	13,012,309	167,159	8,469,294
	351,482	$18,091,432	251,844	$12,696,890
Shares issued to shareholders in reinvestment of distributions
Initial Class	552,893	$29,330,972	225,279	$11,063,474
Service Class	331,043	17,416,192	123,248	6,008,332
	883,936	$46,747,164	348,527	$17,071,806
Shares reacquired
Initial Class	(896,433)	$(48,014,750)	(973,435)	$(49,201,989)
Service Class	(459,784)	(24,614,532)	(571,295)	(28,663,828)
	(1,356,217)	$(72,629,282)	(1,544,730)	$(77,865,817)
Net change
Initial Class	(245,408)	$(13,604,655)	(663,471)	$(33,910,919)
Service Class	124,609	5,813,969	(280,888)	(14,186,202)
	(120,799)	$(7,790,686)	(944,359)	$(48,097,121)

17

MFS Blended Research Core Equity Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $2,825 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		2,531,684	58,659,419	(58,069,458)	3,121,645

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$(748)	$—	$—	$54,256	$3,121,333

18

MFS Blended Research Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Blended Research Core Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Core Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Blended Research Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

20

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

21

MFS Blended Research Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

22

MFS Blended Research Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS Blended Research Core Equity Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the

23

MFS Blended Research Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

Fund and the Fund’s retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on the Fund’s average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

24

MFS Blended Research Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $44,746,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

Annual Report

December 31, 2018

MFS® Corporate Bond Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

BDS-ANN

MFS® Corporate Bond Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Corporate Bond Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Corporate Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	81.0%
High Yield Corporates	10.3%
U.S. Treasury Securities	6.9%
Mortgage-Backed Securities	0.6%
Emerging Markets Bonds	0.4%
Commercial Mortgage-Backed Securities	0.1%
Asset-Backed Securities	0.1%

Composition including fixed income credit quality (a)(i)
AA	1.5%
A	20.7%
BBB	59.2%
BB	10.3%
CC	0.1%
C (o)	0.0%
D	0.1%
U.S. Government	6.9%
Federal Agencies	0.6%
Cash & Cash Equivalents	0.6%

Portfolio facts (i)
Average Duration (d)	7.1
Average Effective Maturity (m)	10.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Corporate Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Corporate Bond Portfolio (“fund”) provided a total return of –3.00%, while Service Class shares of the fund provided a total return of –3.31%. These compare with a return of –2.11% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Credit Bond Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the Eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Detractors from Performance

During the reporting period, the fund’s bond selection and greater exposure to “BBB” rated (r) securities, out-of-benchmark exposure to “BB” rated bonds, and lesser exposure to “AA” rated securities, detracted from performance relative to the Bloomberg Barclays U.S. Credit Bond Index. Additionally, a lesser exposure to both the REITS and sovereign sectors hindered relative returns. Security selection in both the consumer cyclicals and banking sectors also hampered relative performance.

Contributors to Performance

The fund’s cash and/or cash equivalents positions during the period supported relative performance. An out-of-benchmark exposure to the U.S. Treasury sector, and an underweight allocation to the technology sector, also helped relative results. Additionally, a greater exposure to the consumer non–cyclicals sector benefited relative returns. Security selection within the electric utilities sector further supported the fund’s relative performance.

Respectfully,

Portfolio Manager(s)

Alexander Mackey and Robert Persons

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Note to Shareholders: Effective June 30, 2018, Richard Hawkins is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Corporate Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(3.00)%	2.95%	6.86%
Service Class	8/24/01	(3.31)%	2.68%	6.59%

Comparative benchmark(s)
Bloomberg Barclays U.S. Credit Bond Index (f)		(2.11)%	3.22%	5.52%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Corporate Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.63%	$1,000.00	$1,005.43	$3.18
	Hypothetical (h)	0.63%	$1,000.00	$1,022.03	$3.21
Service Class	Actual	0.88%	$1,000.00	$1,003.59	$4.44
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

MFS Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 98.3%
Aerospace – 2.7%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	$630,000	$586,801
L3 Technologies, Inc., 3.85%, 6/15/2023	1,083,000	1,084,618
Lockheed Martin Corp., 3.55%, 1/15/2026	964,000	957,030
Northrop Grumman Corp., 2.55%, 10/15/2022	1,737,000	1,682,376
Northrop Grumman Corp., 2.93%, 1/15/2025	1,488,000	1,412,544

		$5,723,369

Apparel Manufacturers – 0.7%
Coach, Inc., 4.125%, 7/15/2027	$1,518,000	$1,421,163

Asset-Backed & Securitized – 0.2%
Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.105% (LIBOR - 1mo. + 1.6%), 12/28/2040 (z)	$143,749	$132,769
Greenwich Capital Commercial Funding Corp., 5.666%, 7/10/2038	96,097	96,339
JPMorgan Chase Commercial Mortgage Securities Corp., 5.781%, 7/15/2042 (n)(q)	200,293	136,677
Lehman Brothers Commercial Conduit Mortgage Trust, 0.954%, 2/18/2030 (i)	27,981	0

		$365,785

Automotive – 2.2%
General Motors Co., 5.15%, 4/01/2038	$606,000	$518,244
General Motors Co., 6.25%, 10/02/2043	1,257,000	1,179,505
General Motors Financial Co., Inc., 4.35%, 1/17/2027	472,000	434,671
Lear Corp., 3.8%, 9/15/2027	1,276,000	1,166,237
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)	1,426,000	1,327,686

		$4,626,343

Broadcasting – 1.0%
Netflix, Inc., 4.875%, 4/15/2028	$392,000	$357,700
Time Warner, Inc., 3.8%, 2/15/2027	1,054,000	989,503
Time Warner, Inc., 5.35%, 12/15/2043	685,000	661,048

		$2,008,251

Brokerage & Asset Managers – 2.3%
Charles Schwab Corp., 3.85%, 5/21/2025	$1,140,000	$1,163,325
E*TRADE Financial Corp., 2.95%, 8/24/2022	858,000	832,349
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	652,000	647,711
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	1,070,000	1,075,184
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	1,080,000	1,033,551

		$4,752,120

Issuer	Shares/Par	Value ($)
BONDS – continued
Building – 2.4%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$896,000	$797,511
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	850,000	860,207
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	504,000	465,785
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	747,000	681,462
Masco Corp., 4.45%, 4/01/2025	560,000	561,269
Masco Corp., 4.375%, 4/01/2026	476,000	476,283
Standard Industries, Inc., 4.75%, 1/15/2028 (n)	1,346,000	1,130,640

		$4,973,157

Business Services – 2.0%
Cisco Systems, Inc., 2.2%, 2/28/2021	$1,428,000	$1,409,029
Equinix, Inc., 5.75%, 1/01/2025	969,000	976,267
Fidelity National Information Services, Inc., 3.5%, 4/15/2023	220,000	217,457
Fidelity National Information Services, Inc., 5%, 10/15/2025	216,000	224,786
MSCI, Inc., 5.75%, 8/15/2025 (n)	1,464,000	1,474,980

		$4,302,519

Cable TV – 3.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$505,000	$518,821
Cox Communications, Inc., 3.5%, 8/15/2027 (n)	803,000	740,754
Cox Communications, Inc., 4.6%, 8/15/2047 (n)	332,000	299,059
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)	578,000	576,162
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	170,000	161,075
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	353,000	330,055
Sirius XM Radio, Inc., 5%, 8/01/2027 (n)	1,541,000	1,408,089
Time Warner Cable, Inc., 8.25%, 4/01/2019	850,000	859,541
Time Warner Cable, Inc., 5%, 2/01/2020	354,000	358,924
Time Warner Cable, Inc., 4.5%, 9/15/2042	955,000	768,632
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	266,000	324,514
Videotron Ltd., 5%, 7/15/2022	1,555,000	1,547,225

		$7,892,851

Chemicals – 1.5%
LyondellBasell Industries N.V., 5%, 4/15/2019	$457,000	$457,498
LyondellBasell Industries N.V., 6%, 11/15/2021	1,256,000	1,327,562

6

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Chemicals – continued
Sasol Chemicals (USA) LLC, 5.875%, 3/27/2024	$849,000	$847,152
Sherwin-Williams Co., 4.5%, 6/01/2047	500,000	451,491

		$3,083,703

Computer Software – 0.4%
VeriSign, Inc., 4.625%, 5/01/2023	$763,000	$751,555

Computer Software – Systems – 0.3%
Apple, Inc., 4.375%, 5/13/2045	$383,000	$389,502
Apple, Inc., 4.25%, 2/09/2047	319,000	318,346

		$707,848

Conglomerates – 0.9%
Roper Technologies, Inc., 4.2%, 9/15/2028	$681,000	$674,632
United Technologies Corp., 4.625%, 11/16/2048	517,000	499,962
Wabtec Corp., 4.7%, 9/15/2028	657,000	616,540

		$1,791,134

Consumer Products – 0.8%
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)	$1,876,000	$1,744,195

Consumer Services – 2.8%
Priceline Group, Inc., 3.65%, 3/15/2025	$283,000	$275,709
Priceline Group, Inc., 3.6%, 6/01/2026	1,761,000	1,711,754
Priceline Group, Inc., 3.55%, 3/15/2028	486,000	455,268
Service Corp. International, 5.375%, 5/15/2024	2,004,000	1,983,960
Visa, Inc., 4.15%, 12/14/2035	1,413,000	1,462,883

		$5,889,574

Containers – 1.0%
Ball Corp., 4%, 11/15/2023	$1,009,000	$981,253
Ball Corp., 5.25%, 7/01/2025	1,030,000	1,027,425

		$2,008,678

Electrical Equipment – 1.1%
Arrow Electronics, Inc., 3.5%, 4/01/2022	$478,000	$471,554
Arrow Electronics, Inc., 3.875%, 1/12/2028	1,979,000	1,803,754

		$2,275,308

Electronics – 1.0%
Broadcom Corp./Broadcom Cayman
Finance Ltd., 3.875%, 1/15/2027	$2,157,000	$1,936,327
Tyco Electronics Group S.A., 3.5%, 2/03/2022	252,000	252,219

		$2,188,546

Energy – Independent – 0.4%
Diamondback Energy, Inc., 4.75%, 11/01/2024 (n)	$576,000	$555,840
Diamondback Energy, Inc., 5.375%, 5/31/2025	218,000	212,550

		$768,390

Issuer	Shares/Par	Value ($)
BONDS – continued
Energy – Integrated – 0.9%
Eni S.p.A., 4.75%, 9/12/2028 (n)	$761,000	$744,354
Shell International Finance B.V., 3.75%, 9/12/2046	1,300,000	1,210,466

		$1,954,820

Financial Institutions – 1.2%
AerCap Ireland Capital Ltd., 4.625%, 10/30/2020	$227,000	$228,541
AerCap Ireland Capital Ltd., 3.65%, 7/21/2027	1,426,000	1,235,880
International Lease Finance Corp., 5.875%, 8/15/2022	1,000,000	1,047,405

		$2,511,826

Food & Beverages – 4.6%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022	$3,348,000	$3,350,324
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	527,000	470,708
Conagra Brands, Inc., 5.3%, 11/01/2038	592,000	559,996
Conagra Brands, Inc., 5.4%, 11/01/2048	791,000	729,400
Constellation Brands, Inc., 4.25%, 5/01/2023	1,605,000	1,618,202
Kraft Heinz Foods Co., 5%, 7/15/2035	290,000	272,630
Kraft Heinz Foods Co., 6.5%, 2/09/2040	1,459,000	1,551,829
Tyson Foods, Inc., 4.5%, 6/15/2022	598,000	610,764
Wm. Wrigley Jr. Co., 2.9%, 10/21/2019 (n)	505,000	504,253

		$9,668,106

Forest & Paper Products – 0.4%
Georgia-Pacific LLC, 5.4%, 11/01/2020 (n)	$806,000	$834,998

Gaming & Lodging – 1.8%
GLP Capital LP/GLP Financing II, Inc., 5.75%, 6/01/2028	$1,365,000	$1,378,650
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	319,000	311,992
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026 (n)	474,000	455,040
Marriott International, Inc., 4%, 4/15/2028	1,749,000	1,682,350

		$3,828,032

Insurance – 1.1%
American International Group, Inc., 4.7%, 7/10/2035	$1,010,000	$960,291
American International Group, Inc., 4.5%, 7/16/2044	917,000	818,796
Unum Group, 4%, 3/15/2024	637,000	632,219

		$2,411,306

Insurance – Health – 2.5%
Aetna, Inc., 2.8%, 6/15/2023	$508,000	$483,082
Centene Corp., 5.375%, 6/01/2026 (n)	766,000	744,935
Halfmoon Parent, Inc., 4.125%, 11/15/2025 (n)	945,000	944,108
UnitedHealth Group, Inc., 2.7%, 7/15/2020	1,350,000	1,344,956

7

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Insurance – Health – continued
UnitedHealth Group, Inc., 4.625%, 7/15/2035	$1,690,000	$1,795,679

		$5,312,760

Insurance – Property & Casualty – 3.0%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	$828,000	$812,779
Chubb INA Holdings, Inc., 2.3%, 11/03/2020	343,000	338,096
CNA Financial Corp., 5.875%, 8/15/2020	1,570,000	1,628,430
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	951,000	924,640
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	900,000	927,483
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	779,000	767,285
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047	471,000	439,842
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	468,000	456,627

		$6,295,182

Machinery & Tools – 0.6%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$515,000	$508,919
CNH Industrial Capital LLC, 3.85%, 11/15/2027	905,000	823,631

		$1,332,550

Major Banks – 12.3%
Bank of America Corp., 3.124% to 1/20/2022, FLR (LIBOR - 3mo. + 1.16%) to 1/20/2023	$1,232,000	$1,211,214
Bank of America Corp., 3.004%, 12/20/2023	739,000	717,463
Bank of America Corp., 4.125%, 1/22/2024	1,917,000	1,942,991
Bank of America Corp., 4.2%, 8/26/2024	1,434,000	1,422,135
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	351,000	328,081
Bank of America Corp., 6.1% to 3/17/2025, FLR (LIBOR - 3mo. + 3.898%) to 12/29/2049	1,420,000	1,398,700
Bank of America Corp., 5.875% to 3/15/2028, FLR (LIBOR - 3mo. + 2.931%) to 12/31/2059	936,000	852,153
Goldman Sachs Group, Inc., 3.85%, 1/26/2027	608,000	572,219
HSBC Holdings PLC, 4.375%, 11/23/2026	941,000	911,470
HSBC Holdings PLC, 6% to 5/22/2027,
FLR (ICE Swap Rate - 5yr. + 3.746%) to 11/22/2065	611,000	550,193
JPMorgan Chase & Co., 4.25%, 10/15/2020	442,000	449,881
JPMorgan Chase & Co., 4.5%, 1/24/2022	790,000	813,970
JPMorgan Chase & Co., 3.25%, 9/23/2022	2,397,000	2,377,842
JPMorgan Chase & Co., 3.125%, 1/23/2025	688,000	655,741
JPMorgan Chase & Co., 3.964% to 11/15/2047, FLR (LIBOR - 3mo. + 1.38%) to 11/15/2048	1,500,000	1,329,660
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	1,111,000	975,844

Issuer	Shares/Par	Value ($)
BONDS – continued
Major Banks – continued
JPMorgan Chase & Co., 6.75% to 2/01/2024, FLR (LIBOR - 3mo. + 3.78%) to 1/29/2049	$1,221,000	$1,261,598
Morgan Stanley, 5.5%, 7/28/2021	1,245,000	1,303,745
PNC Bank N.A., 2.6%, 7/21/2020	1,585,000	1,570,838
Sumitomo Mitsui Financial Group, Inc., 3.102%, 1/17/2023	1,861,000	1,825,435
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	1,293,000	1,260,898
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	414,000	408,440
Wachovia Corp., 6.605%, 10/01/2025	1,270,000	1,403,292
Wells Fargo & Co., 4.1%, 6/03/2026	476,000	465,059

		$26,008,862

Medical & Health Technology & Services – 4.6%
Becton, Dickinson and Co., 3.734%, 12/15/2024	$161,000	$155,513
Becton, Dickinson and Co., 4.685%, 12/15/2044	1,083,000	1,014,953
Becton, Dickinson and Co., 4.669%, 6/06/2047	955,000	899,443
HCA, Inc., 4.75%, 5/01/2023	910,000	896,350
HCA, Inc., 5.25%, 6/15/2026	884,000	877,370
Laboratory Corp. of America Holdings, 3.25%, 9/01/2024	917,000	877,567
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	900,000	838,927
Life Technologies Corp., 6%, 3/01/2020	2,172,000	2,232,531
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	555,000	512,451
Thermo Fisher Scientific, Inc., 4.1%, 8/15/2047	1,544,000	1,430,991

		$9,736,096

Medical Equipment – 2.6%
Abbott Laboratories, 2.9%, 11/30/2021	$2,291,000	$2,268,220
Abbott Laboratories, 4.75%, 11/30/2036	836,000	872,922
Medtronic, Inc., 3.5%, 3/15/2025	1,061,000	1,057,266
Medtronic, Inc., 4.375%, 3/15/2035	381,000	390,483
Teleflex, Inc., 4.625%, 11/15/2027	125,000	115,937
Zimmer Biomet Holdings, Inc., FLR, 3.554% (LIBOR - 3mo. + 0.75%), 3/19/2021	774,000	766,752

		$5,471,580

Metals & Mining – 1.5%
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	$863,000	$847,455
Glencore Funding LLC, 4%, 4/16/2025 (n)	536,000	504,596
Glencore Funding LLC, 4%, 3/27/2027 (n)	1,389,000	1,266,026
Glencore Funding LLC, 3.875%, 10/27/2027 (n)	559,000	499,735

		$3,117,812

8

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Midstream – 3.8%
APT Pipelines Ltd., 5%, 3/23/2035 (n)	$1,375,000	$1,385,452
Dominion Gas Holdings LLC, 2.8%, 11/15/2020	975,000	960,404
Kinder Morgan Energy Partners LP, 6.85%, 2/15/2020	370,000	383,100
MPLX LP, 4.5%, 4/15/2038	744,000	650,476
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	1,467,000	1,545,519
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	133,000	138,169
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	289,000	306,132
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	542,000	544,080
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	1,021,000	977,180
Tallgrass Energy LP, 4.75%, 10/01/2023 (n)	1,184,000	1,142,560

		$8,033,072

Mortgage – Backed – 0.6%
Freddie Mac, 3.136%, 10/25/2024	$807,000	$812,258
Freddie Mac, 3.244%, 8/25/2027	69,000	68,731
Freddie Mac, 3.286%, 11/25/2027	397,000	395,833

		$1,276,822

Natural Gas – Distribution – 2.3%
NiSource Finance Corp., 3.85%, 2/15/2023	$1,106,000	$1,109,344
NiSource Finance Corp., 4.8%, 2/15/2044	761,000	737,704
NiSource, Inc., 5.65%, 2/01/2045	475,000	517,775
Sempra Energy, 3.25%, 6/15/2027	2,779,000	2,554,638

		$4,919,461

Network & Telecom – 1.2%
AT&T, Inc., 2.45%, 6/30/2020	$619,000	$610,848
AT&T, Inc., 4.75%, 5/15/2046	1,136,000	1,011,064
AT&T, Inc., 5.15%, 11/15/2046	445,000	414,053
AT&T, Inc., 5.65%, 2/15/2047	452,000	451,944

		$2,487,909

Oils – 2.7%
Marathon Petroleum Corp., 3.4%, 12/15/2020	$1,105,000	$1,104,439
Marathon Petroleum Corp., 4.75%, 9/15/2044	910,000	803,276
Marathon Petroleum Corp., 4.5%, 4/01/2048 (n)	883,000	742,149
Valero Energy Corp., 3.4%, 9/15/2026	1,601,000	1,467,102
Valero Energy Corp., 4.9%, 3/15/2045	1,783,000	1,677,999

		$5,794,965

Other Banks & Diversified Financials – 1.5%
Capital One Financial Corp., 3.75%, 4/24/2024	$796,000	$776,290
Discover Bank, 7%, 4/15/2020	1,097,000	1,141,924
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	760,000	735,797
Macquarie Bank Ltd., 6.125% to 3/08/2027, FLR (Swap Rate – 5yr. + 3.703%) to 12/31/2165 (n)	444,000	379,065

Issuer	Shares/Par	Value ($)
BONDS – continued
Other Banks & Diversified Financials – continued
SunTrust Banks, Inc., 3.3%, 5/15/2026	$200,000	$189,611

		$3,222,687

Pharmaceuticals – 0.8%
Bayer U.S. Finance LLC, 3.875%, 12/15/2023 (n)	$501,000	$491,878
Elanco Animal Health, Inc., 4.9%, 8/28/2028 (n)	1,272,000	1,295,115

		$1,786,993

Pollution Control – 1.1%
Republic Services, Inc., 5.25%, 11/15/2021	$1,160,000	$1,227,911
Republic Services, Inc., 3.95%, 5/15/2028	1,100,000	1,101,380

		$2,329,291

Precious Metals & Minerals – 0.4%
Teck Resources Ltd., 6%, 8/15/2040	$222,000	$206,460
Teck Resources Ltd., 6.25%, 7/15/2041	667,000	631,983

		$838,443

Railroad & Shipping – 0.4%
Canadian Pacific Railway Co., 7.25%, 5/15/2019	$424,000	$429,997
Canadian Pacific Railway Co., 4.5%, 1/15/2022	400,000	412,121

		$842,118

Restaurants – 0.5%
Starbucks Corp., 4%, 11/15/2028	$984,000	$972,502

Retailers – 0.8%
Best Buy Co., Inc., 5.5%, 3/15/2021	$31,000	$31,964
Dollar Tree, Inc., 4%, 5/15/2025	874,000	840,588
Home Depot, Inc., 4.875%, 2/15/2044	760,000	812,213

		$1,684,765

Specialty Chemicals – 0.3%
Ecolab, Inc., 4.35%, 12/08/2021	$656,000	$673,939

Telecommunications – Wireless – 3.9%
American Tower Corp., REIT, 3.5%, 1/31/2023	$371,000	$364,588
American Tower Corp., REIT, 3%, 6/15/2023	1,049,000	1,009,205
American Tower Corp., REIT, 4%, 6/01/2025	1,000,000	981,479
American Tower Corp., REIT, 3.6%, 1/15/2028	1,133,000	1,059,230
Crown Castle International Corp., 5.25%, 1/15/2023	470,000	488,033
Crown Castle International Corp., 3.15%, 7/15/2023	878,000	843,955
Crown Castle International Corp., 4.45%, 2/15/2026	338,000	336,673
Crown Castle International Corp., 3.7%, 6/15/2026	533,000	508,712
SBA Tower Trust, 2.898%, 10/15/2044 (n)	1,081,000	1,074,646
T-Mobile USA, Inc., 6%, 4/15/2024	1,640,000	1,640,000

		$8,306,521

9

MFS Corporate Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Tobacco – 0.4%
Reynolds American, Inc., 8.125%, 6/23/2019	$733,000	$747,786
Reynolds American, Inc., 3.25%, 6/12/2020	165,000	163,962

		$911,748

Transportation – Services – 0.5%
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	$272,000	$270,672
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	421,000	523,916
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	201,000	189,346

		$983,934

U.S. Treasury Obligations – 6.9%
U.S. Treasury Bonds, 3.5%, 2/15/2039	$9,952,000	$10,900,232
U.S. Treasury Bonds, 3%, 2/15/2048	3,579,700	3,566,768

		$14,467,000

Utilities – Electric Power – 5.7%
Berkshire Hathaway Energy, 4.5%, 2/01/2045	$597,000	$596,914
Duke Energy Corp., 3.75%, 9/01/2046	1,059,000	916,880
EDP Finance B.V., 5.25%, 1/14/2021 (n)	728,000	739,860
Emera U.S. Finance LP, 2.7%, 6/15/2021	330,000	321,472
Emera U.S. Finance LP, 3.55%, 6/15/2026	378,000	358,633
Enel Finance International N.V., 2.75%, 4/06/2023 (n)	1,974,000	1,821,045

Issuer	Shares/Par	Value ($)
BONDS – continued
Utilities – Electric Power – continued
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	$471,000	$415,720
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	460,000	391,065
Eversource Energy, 2.9%, 10/01/2024	991,000	949,664
Exelon Corp., 3.497%, 6/01/2022	1,163,000	1,136,424
FirstEnergy Corp., 3.9%, 7/15/2027	707,000	685,138
PPL Capital Funding, Inc., 5%, 3/15/2044	590,000	602,163
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	1,057,000	1,091,386
Public Service Enterprise Group, 2%, 11/15/2021	1,555,000	1,493,206
Southern Co., 2.95%, 7/01/2023	440,000	425,094

		$11,944,664

Total Bonds (Identified Cost, $212,932,673)		$207,235,253

INVESTMENT COMPANIES (h) – 1.4%
Money Market Funds – 1.4%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $3,006,691)	3,007,091	$3,006,790

OTHER ASSETS, LESS LIABILITIES – 0.3%		634,166

NET ASSETS – 100.0%		$210,876,209

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $3,006,790 and $207,235,253, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $33,768,500, representing 16.0% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.105% (LIBOR - 1mo. + 1.6%), 12/28/2040	3/01/06	$143,749	$132,769
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $212,932,673)	$207,235,253
Investments in affiliated issuers, at value (identified cost, $3,006,691)	3,006,790
Cash	3,265
Receivables for
Interest	2,437,479
Other assets	1,688
Total assets	$212,684,475

Liabilities
Payables for
Fund shares reacquired	$1,730,642
Payable to affiliates
Investment adviser	4,565
Shareholder servicing costs	65
Distribution and/or service fees	4,265
Payable for independent Trustees’ compensation	4
Accrued expenses and other liabilities	68,725
Total liabilities	$1,808,266
Net assets	$210,876,209

Net assets consist of
Paid-in capital	$210,830,755
Total distributable earnings (loss)	45,454
Net assets	$210,876,209
Shares of beneficial interest outstanding	19,703,150

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$56,506,376	5,228,524	$10.81
Service Class	154,369,833	14,474,626	10.66

See Notes to Financial Statements

11

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Interest	$9,544,131
Dividends from affiliated issuers	127,014
Other	8,571
Total investment income	$9,679,716
Expenses
Management fee	$1,428,880
Distribution and/or service fees	443,285
Shareholder servicing costs	7,652
Administrative services fee	44,071
Independent Trustees’ compensation	7,130
Custodian fee	15,920
Shareholder communications	18,025
Audit and tax fees	74,045
Legal fees	2,083
Miscellaneous	26,091
Total expenses	$2,067,182
Reduction of expenses by investment adviser	(122,329)
Net expenses	$1,944,853
Net investment income (loss)	$7,734,863

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(981,553)
Affiliated issuers	(522)
Net realized gain (loss)	$(982,075)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(15,069,903)
Affiliated issuers	99
Net unrealized gain (loss)	$(15,069,804)
Net realized and unrealized gain (loss)	$(16,051,879)
Change in net assets from operations	$(8,317,016)

See Notes to Financial Statements

12

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$7,734,863	$8,250,457
Net realized gain (loss)	(982,075)	2,604,444
Net unrealized gain (loss)	(15,069,804)	4,667,028
Change in net assets from operations	$(8,317,016)	$15,521,929
Total distributions to shareholders (a)	$(9,639,419)	$(9,218,117)
Change in net assets from fund share transactions	$(30,948,965)	$(1,820,793)
Total change in net assets	$(48,905,400)	$4,483,019

Net assets
At beginning of period	259,781,609	255,298,590
At end of period (b)	$210,876,209	$259,781,609

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income were $9,218,117.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $8,641,907.

See Notes to Financial Statements

13

MFS Corporate Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$11.64	$11.36	$11.16		$11.76	$11.58

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.39	$0.41	(c)	$0.42	$0.43
Net realized and unrealized gain (loss)	(0.72)	0.33	0.31		(0.46)	0.24
Total from investment operations	$(0.34)	$0.72	$0.72		$(0.04)	$0.67

Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.44)	$(0.50)		$(0.48)	$(0.46)
From net realized gain	(0.05)	—	(0.02)		(0.08)	(0.03)
Total distributions declared to shareholders	$(0.49)	$(0.44)	$(0.52)		$(0.56)	$(0.49)
Net asset value, end of period (x)	$10.81	$11.64	$11.36		$11.16	$11.76
Total return (%) (k)(r)(s)(x)	(3.00)	6.39	6.28	(c)	(0.31)	5.78

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.68	0.65	(c)	0.68	0.67
Expenses after expense reductions (f)	0.63	0.63	0.60	(c)	0.63	0.65
Net investment income (loss)	3.44	3.37	3.52	(c)	3.64	3.59
Portfolio turnover	32	36	31		26	36
Net assets at end of period (000 omitted)	$56,506	$65,445	$66,858		$70,980	$79,042

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$11.49	$11.22	$11.03		$11.63	$11.45

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.36	$0.37	(c)	$0.39	$0.39
Net realized and unrealized gain (loss)	(0.72)	0.32	0.30		(0.46)	0.25
Total from investment operations	$(0.37)	$0.68	$0.67		$(0.07)	$0.64

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.41)	$(0.46)		$(0.45)	$(0.43)
From net realized gain	(0.05)	—	(0.02)		(0.08)	(0.03)
Total distributions declared to shareholders	$(0.46)	$(0.41)	$(0.48)		$(0.53)	$(0.46)
Net asset value, end of period (x)	$10.66	$11.49	$11.22		$11.03	$11.63
Total return (%) (k)(r)(s)(x)	(3.31)	6.11	5.98	(c)	(0.58)	5.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.93	0.90	(c)	0.93	0.92
Expenses after expense reductions (f)	0.88	0.88	0.85	(c)	0.88	0.90
Net investment income (loss)	3.18	3.12	3.27	(c)	3.39	3.34
Portfolio turnover	32	36	31		26	36
Net assets at end of period (000 omitted)	$154,370	$194,337	$188,440		$189,946	$211,332

See Notes to Financial Statements

14

MFS Corporate Bond Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Corporate Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Corporate Bond Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

16

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$14,467,000	$—	$14,467,000
U.S. Corporate Bonds	—	163,824,209	—	163,824,209
Residential Mortgage-Backed Securities	—	1,276,822	—	1,276,822
Commercial Mortgage-Backed Securities	—	233,016	—	233,016
Asset-Backed Securities (including CDOs)	—	132,769	—	132,769
Foreign Bonds	—	27,301,437	—	27,301,437
Mutual Funds	3,006,790	—	—	3,006,790
Total	$3,006,790	$207,235,253	$—	$210,242,043

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open

17

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$9,320,203	$9,218,117
Long-term capital gains	319,216	—
Total distributions	$9,639,419	$9,218,117

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$217,189,456
Gross appreciation	1,411,152
Gross depreciation	(8,358,565)
Net unrealized appreciation (depreciation)	$(6,947,413)

Undistributed ordinary income	8,023,326
Capital loss carryforwards	(1,030,459)

As of December 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(934,200)
Long-Term	(96,259)
Total	$(1,030,459)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$2,333,444	$2,456,713	$245,139	$—
Service Class	6,343,746	6,761,404	717,090	—
Total	$8,677,190	$9,218,117	$962,229	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.60%
In excess of $1 billion	0.50%

18

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $22,667, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.63% of average daily net assets for the Initial Class shares and 0.88% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, this reduction amounted to $99,662, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $7,355, which equated to 0.0031% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $297.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0185% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $406 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$15,372,094	$5,776,858
Non-U.S. Government securities	$57,292,054	$89,333,987

19

MFS Corporate Bond Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	126,159	$1,417,456	282,268	$3,276,802
Service Class	1,113,987	12,293,052	1,975,574	22,523,964
	1,240,146	$13,710,508	2,257,842	$25,800,766
Shares issued to shareholders in reinvestment of distributions
Initial Class	236,784	$2,578,583	213,071	$2,456,713
Service Class	656,822	7,060,836	593,626	6,761,404
	893,606	$9,639,419	806,697	$9,218,117
Shares reacquired
Initial Class	(756,941)	$(8,379,096)	(756,051)	$(8,767,249)
Service Class	(4,210,235)	(45,919,796)	(2,445,256)	(28,072,427)
	(4,967,176)	$(54,298,892)	(3,201,307)	$(36,839,676)
Net change
Initial Class	(393,998)	$(4,383,057)	(260,712)	$(3,033,734)
Service Class	(2,439,426)	(26,565,908)	123,944	1,212,941
	(2,833,424)	$(30,948,965)	(136,768)	$(1,820,793)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $1,385 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		11,301,365	69,478,254	(77,772,528)	3,007,091

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(522)	$99	$—	$127,014	$3,006,790

20

MFS Corporate Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Corporate Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Corporate Bond Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

21

MFS Corporate Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

22

MFS Corporate Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

23

MFS Corporate Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Alexander Mackey Robert Persons

24

MFS Corporate Bond Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Corporate Bond Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

26

MFS Corporate Bond Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $352,000 as capital gain dividends paid during the fiscal year.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

Annual Report

December 31, 2018

MFS® Core Equity Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

RGS-ANN

MFS® Core Equity Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Core Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Amazon.com, Inc.	2.9%
Alphabet, Inc., “A”	2.8%
Microsoft Corp.	2.4%
American Tower Corp., REIT	2.3%
Johnson & Johnson	2.2%
Pfizer, Inc.	2.1%
Chevron Corp.	2.0%
Analog Devices, Inc.	2.0%
Aon PLC	1.9%
Facebook, Inc., “A”	1.8%

Global equity sectors (k)
Technology	23.6%
Financial Services	17.8%
Health Care	15.0%
Capital Goods	13.5%
Consumer Cyclicals	11.4%
Energy	8.4%
Consumer Staples	5.2%
Telecommunications/Cable Television (s)	3.6%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Core Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Core Equity Portfolio (“fund”) provided a total return of –3.83%, while Service Class shares of the fund provided a total return of –4.07%. These compare with a return of –5.24% over the same period for the fund’s benchmark, the Russell 3000® Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Contributors to Performance

Security selection within both the capital goods and telecommunications/cable television sectors was a primary factor that contributed to the fund’s performance relative to the Russell 3000® Index. Within the capital goods sector, not holding shares of poor-performing diversified industrial conglomerate General Electric helped relative results. Shares of General Electric struggled as impairment charges related to the company’s insurance reserves, weakness in its power division and poor free cash flow generation led the company’s management to slash its dividend and lower its forward earnings guidance. Within the telecommunications/cable television sector, the fund’s overweight position in broadcast and communication tower management firm American Tower benefited relative returns. Shares of American Tower outpaced the benchmark, notably late in the period, as the company reported strong growth in domestic property revenue and raised its earnings outlook for the upcoming year.

Elsewhere, the fund’s overweight positions in customer information software manager Salesforce.com, software company Adobe Systems, pharmaceutical giant Pfizer, real estate investment trust Medical Properties Trust, risk management and human capital consulting services provider Aon and animal health products manufacturer Zoetis supported relative returns. An underweight position in poor-performing diversified financial services firm Wells Fargo (h) also helped relative results.

Detractors from Performance

The combination of stock selection and a modest overweight position in the consumer staples sector held back relative performance during the reporting period. Notably, the timing of the fund’s overweight position in beauty products company Coty (h) hindered relative returns. Shares of Coty fell as on-going execution challenges, including a difficult retail environment and disruptions in the company’s supply chain, weighed on corporate profits.

Stocks in other sectors that detracted from relative performance included overweight positions in financial services firm Citigroup, computer graphics processors maker NVIDIA, onshore oil and gas drilling services provider Patterson-UTI Energy, regional banking firm Bank OZK, specialty retailer L Brands and social media company Facebook. Shares of Facebook declined over the reporting period as data privacy concerns, in the wake of the Cambridge Analytica scandal, appeared to have weighed on investor sentiment. The company also faced new privacy regulatory challenges, such as the European Data Protection Regulation (GDPR), which hurt its

3

MFS Core Equity Portfolio

Management Review – continued

advertising sales. Not holding shares of pharmaceutical company Merck & Co., an underweight position in strong-performing software giant Microsoft, and the timing of the fund’s underweight position in streaming media service Netflix also weakened relative results.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Core Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/12/97	(3.83)%	8.24%	13.64%
Service Class	8/24/01	(4.07)%	7.97%	13.36%

Comparative benchmark(s)
Russell 3000® Index (f)		(5.24)%	7.91%	13.18%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 3000® Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Core Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period

July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.86%	$1,000.00	$923.95	$4.17
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
Service Class	Actual	1.11%	$1,000.00	$922.73	$5.38
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Core Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.8%
Aerospace – 3.4%
Boeing Co.	4,575	$1,475,438
CACI International, Inc., “A” (a)	2,040	293,821
Curtiss-Wright Corp.	3,635	371,206
FLIR Systems, Inc.	3,162	137,674
Honeywell International, Inc.	12,471	1,647,669
Northrop Grumman Corp.	5,646	1,382,705
United Technologies Corp.	10,182	1,084,179

		$6,392,692

Alcoholic Beverages – 0.3%
Constellation Brands, Inc., “A”	3,404	$547,431

Apparel Manufacturers – 0.7%
NIKE, Inc., “B”	13,079	$969,677
Skechers USA, Inc., “A” (a)	15,881	363,516

		$1,333,193

Automotive – 0.6%
Copart, Inc. (a)	8,207	$392,131
Lear Corp.	4,057	498,443
Stoneridge, Inc. (a)	10,633	262,103

		$1,152,677

Biotechnology – 1.1%
Biogen, Inc. (a)	5,259	$1,582,538
Illumina, Inc. (a)	1,312	393,508

		$1,976,046

Broadcasting – 0.2%
Netflix, Inc. (a)	1,187	$317,712

Brokerage & Asset Managers – 2.2%
Blackstone Group LP	28,067	$836,677
HealthEquity, Inc. (a)	3,467	206,806
Invesco Ltd.	20,170	337,646
TD Ameritrade Holding Corp.	37,659	1,843,785
TMX Group Ltd.	15,803	818,742

		$4,043,656

Business Services – 3.3%
Amdocs Ltd.	7,651	$448,196
Cognizant Technology Solutions Corp., “A”	13,223	839,396
DXC Technology Co.	10,574	562,219
Equinix, Inc., REIT	1,487	524,257
Fidelity National Information Services, Inc.	9,625	987,044
First Data Corp. (a)	18,937	320,225
Global Payments, Inc.	7,687	792,760
Grand Canyon Education, Inc. (a)	2,871	276,018
Total System Services, Inc.	5,546	450,834
Verisk Analytics, Inc., “A” (a)	8,223	896,636

		$6,097,585

Cable TV – 0.9%
Altice USA, Inc.	32,894	$543,409
Comcast Corp., “A”	34,390	1,170,979

		$1,714,388

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Chemicals – 2.3%
CF Industries Holdings, Inc.	13,895	$604,571
DowDuPont, Inc.	21,731	1,162,174
Eastman Chemical Co.	4,456	325,778
FMC Corp.	6,189	457,738
Ingevity Corp. (a)	4,630	387,485
PPG Industries, Inc.	12,868	1,315,496

		$4,253,242

Computer Software – 6.3%
8x8, Inc. (a)	43,732	$788,925
Adobe Systems, Inc. (a)	9,713	2,197,469
Autodesk, Inc. (a)	4,382	563,569
Cadence Design Systems, Inc. (a)	15,147	658,592
Microsoft Corp.	44,110	4,480,253
Salesforce.com, Inc. (a)	22,499	3,081,688

		$11,770,496

Computer Software – Systems – 1.4%
Apple, Inc.	10,696	$1,687,187
Pluralsight, Inc., “A” (a)	17,748	417,966
Rapid7, Inc. (a)	18,145	565,398

		$2,670,551

Construction – 0.8%
Toll Brothers, Inc.	19,913	$655,735
Vulcan Materials Co.	8,760	865,488

		$1,521,223

Consumer Products – 1.6%
Colgate-Palmolive Co.	14,176	$843,756
Kimberly-Clark Corp.	6,488	739,243
Newell Brands, Inc.	25,333	470,940
Procter & Gamble Co.	10,320	948,614

		$3,002,553

Consumer Services – 1.3%
Bookings Holdings, Inc. (a)	1,138	$1,960,114
Bright Horizons Family Solutions, Inc. (a)	3,554	396,093

		$2,356,207

Containers – 0.5%
Berry Global Group, Inc. (a)	14,950	$710,574
Sealed Air Corp.	8,661	301,749

		$1,012,323

Electrical Equipment – 2.2%
AMETEK, Inc.	20,314	$1,375,258
Fortive Corp.	7,077	478,830
HD Supply Holdings, Inc. (a)	14,530	545,165
Resideo Technologies, Inc. (a)	2,078	42,703
Sensata Technologies Holding PLC (a)	16,522	740,846
TE Connectivity Ltd.	7,447	563,217
WESCO International, Inc. (a)	5,410	259,680

		$4,005,699

7

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electronics – 5.6%
Analog Devices, Inc.	42,870	$3,679,532
IPG Photonics Corp. (a)	1,310	148,410
Lam Research Corp.	1,243	169,259
Marvell Technology Group Ltd.	74,143	1,200,375
Mellanox Technologies Ltd. (a)	2,670	246,655
Monolithic Power Systems, Inc.	1,464	170,190
NVIDIA Corp.	11,344	1,514,424
Silicon Laboratories, Inc. (a)	3,516	277,096
Texas Instruments, Inc.	31,120	2,940,840

		$10,346,781

Energy – Independent – 1.9%
Concho Resources, Inc. (a)	4,893	$502,952
Diamondback Energy, Inc.	1,901	176,223
EOG Resources, Inc.	14,102	1,229,835
Hess Corp.	13,173	533,507
Marathon Petroleum Corp.	15,714	927,283
Parsley Energy, Inc., “A” (a)	8,632	137,939

		$3,507,739

Energy – Integrated – 2.0%
Chevron Corp. (s)	33,893	$3,687,220

Engineering – Construction – 0.2%
KBR, Inc.	19,160	$290,849

Entertainment – 0.3%
Six Flags Entertainment Corp.	9,513	$529,208

Food & Beverages – 2.6%
Archer Daniels Midland Co.	9,548	$391,182
Coca-Cola Co.	19,412	919,158
Hostess Brands, Inc. (a)	16,396	179,372
J.M. Smucker Co.	3,729	348,624
Mondelez International, Inc.	28,129	1,126,004
PepsiCo, Inc.	17,673	1,952,513

		$4,916,853

Gaming & Lodging – 0.8%
Hilton Worldwide Holdings, Inc.	17,154	$1,231,657
Marriott International, Inc., “A”	3,001	325,789

		$1,557,446

General Merchandise – 0.4%
Dollar Tree, Inc. (a)	7,314	$660,601

Health Maintenance Organizations – 1.9%
Cigna Corp.	10,600	$2,013,152
Humana Inc.	5,105	1,462,480

		$3,475,632

Insurance – 4.3%
Aon PLC	24,387	$3,544,894
Assurant, Inc.	7,668	685,826
Athene Holding Ltd. (a)	9,442	376,075
Chubb Ltd.	13,973	1,805,032
Everest Re Group Ltd.	1,823	396,977
Hartford Financial Services Group, Inc.	28,800	1,280,160

		$8,088,964

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Internet – 5.7%
Alphabet, Inc., “A” (a)(s)	4,956	$5,178,822
Facebook, Inc., “A” (a)	25,773	3,378,583
LogMeIn, Inc.	11,114	906,569
MINDBODY, Inc., “A” (a)	30,856	1,123,158

		$10,587,132

Leisure & Toys – 0.8%
Brunswick Corp.	5,008	$232,621
Electronic Arts, Inc. (a)	12,647	997,975
Take-Two Interactive Software, Inc. (a)	2,870	295,438

		$1,526,034

Machinery & Tools – 1.4%
Flowserve Corp.	11,931	$453,617
Illinois Tool Works, Inc.	5,404	684,633
ITT, Inc.	8,860	427,672
Roper Technologies, Inc.	3,820	1,018,106

		$2,584,028

Major Banks – 1.9%
Goldman Sachs Group, Inc.	11,401	$1,904,537
PNC Financial Services Group, Inc.	9,314	1,088,900
State Street Corp.	9,703	611,968

		$3,605,405

Medical & Health Technology & Services – 1.5%
Guardant Health, Inc. (a)	3,891	$146,263
HCA Healthcare, Inc.	7,659	953,162
ICON PLC (a)	3,276	423,292
McKesson Corp.	6,506	718,718
Walgreens Boots Alliance, Inc.	8,534	583,128

		$2,824,563

Medical Equipment – 3.7%
Abiomed, Inc. (a)	735	$238,904
Boston Scientific Corp. (a)	31,832	1,124,943
Danaher Corp.	6,620	682,654
Medtronic PLC	27,135	2,468,200
PerkinElmer, Inc.	10,834	851,011
Senseonics Holdings, Inc. (a)(l)	29,409	76,169
STERIS PLC	11,268	1,203,986
West Pharmaceutical Services, Inc.	2,027	198,707

		$6,844,574

Metals & Mining – 0.2%
Teck Resources Ltd., “B”	14,168	$305,179

Natural Gas – Pipeline – 0.5%
Enterprise Products Partners LP	20,462	$503,160
Equitrans Midstream Corp. (a)	17,831	356,977

		$860,137

Network & Telecom – 1.3%
Cisco Systems, Inc.	50,938	$2,207,143
Interxion Holding N.V. (a)	4,992	270,367

		$2,477,510

8

MFS Core Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Oil Services – 0.6%
Apergy Corp. (a)	8,651	$234,269
Cactus, Inc., “A” (a)	10,206	279,746
Core Laboratories N.V.	2,332	139,127
Patterson-UTI Energy, Inc.	31,506	326,087
Schlumberger Ltd.	5,095	183,828

		$1,163,057

Other Banks & Diversified Financials – 6.3%
Bank OZK	25,194	$575,179
BB&T Corp.	27,103	1,174,102
Citigroup, Inc. (s)	45,321	2,359,411
EuroDekania Ltd. (u)	151,350	18,858
Mastercard, Inc., “A”	16,769	3,163,472
Prosperity Bancshares, Inc.	3,576	222,785
Signature Bank	11,882	1,221,589
U.S. Bancorp	51,049	2,332,939
Wintrust Financial Corp.	8,873	589,966

		$11,658,301

Pharmaceuticals – 6.9%
Bristol-Myers Squibb Co.	31,696	$1,647,558
Elanco Animal Health, Inc. (a)	33,821	1,066,376
Johnson & Johnson	32,376	4,178,123
Pfizer, Inc.	88,123	3,846,569
Zoetis, Inc.	24,856	2,126,182

		$12,864,808

Pollution Control – 0.4%
Evoqua Water Technologies LLC (a)	26,408	$253,517
Waste Connections, Inc.	6,678	495,841

		$749,358

Railroad & Shipping – 1.3%
Canadian Pacific Railway Ltd.	7,375	$1,309,948
Kansas City Southern Co.	12,311	1,175,085

		$2,485,033

Real Estate – 3.1%
Industrial Logistics Properties Trust, REIT	40,996	$806,391
Life Storage, Inc., REIT	2,850	265,022
Medical Properties Trust, Inc., REIT	142,167	2,286,045
Store Capital Corp., REIT	35,024	991,529
Sun Communities, Inc., REIT	4,476	455,254
W.P. Carey, Inc., REIT	15,070	984,674

		$5,788,915

Restaurants – 1.6%
Aramark	16,637	$481,974
Starbucks Corp.	29,986	1,931,098
U.S. Foods Holding Corp. (a)	16,359	517,599

		$2,930,671

Specialty Chemicals – 0.1%
Univar, Inc. (a)	14,672	$260,281

Specialty Stores – 5.4%
Amazon.com, Inc. (a)	3,577	$5,372,547
Costco Wholesale Corp.	6,751	1,375,246

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Stores – continued
L Brands, Inc.	15,187	$389,850
TJX Cos., Inc.	28,254	1,264,084
Tractor Supply Co.	12,384	1,033,321
Urban Outfitters, Inc. (a)	19,042	632,195

		$10,067,243

Telecommunications – Wireless – 2.3%
American Tower Corp., REIT	27,659	$4,375,377

Telephone Services – 0.7%
Verizon Communications, Inc.	22,288	$1,253,031

Tobacco – 0.7%
Philip Morris International, Inc.	18,284	$1,220,640

Utilities – Electric Power – 3.3%
American Electric Power Co., Inc.	11,496	$859,211
Avangrid, Inc.	8,766	439,089
CenterPoint Energy, Inc.	20,025	565,306
CMS Energy Corp.	14,979	743,707
Evergy, Inc.	11,540	655,126
Exelon Corp.	22,081	995,853
NextEra Energy, Inc.	6,957	1,209,266
Xcel Energy, Inc.	15,159	746,884

		$6,214,442

Total Common Stocks (Identified Cost, $158,771,202)		$183,874,686

CONVERTABLE PREFERRED STOCKS – 0.1%
Natural Gas – Distribution – 0.1%
South Jersey Industries, Inc., 7.25% (Identified Cost, $210,150)	4,203	$195,229

INVESTMENT COMPANIES (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $2,863,869)	2,864,156	$2,863,869

COLLATERAL FOR SECURITIES LOANED – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.29% (j) (Identified Cost, $102)	102	$102

SECURITIES SOLD SHORT – (0.4)%
Telecommunications – Wireless – (0.4)%
Crown Castle International Corp., REIT (Proceeds Received, $578,274)	(6,970)	$(757,151)

OTHER ASSETS, LESS LIABILITIES – 0.0%		9,640

NET ASSETS – 100.0%		$186,186,375

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,863,869 and $184,070,017, respectively.

9

MFS Core Equity Portfolio

Portfolio of Investments – continued

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At December 31, 2018, the fund had cash collateral of $5,007 and other liquid securities with an aggregate value of $1,440,751 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

10

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value, including $23,074 of securities on loan (identified cost, $158,981,454)	$184,070,017
Investments in affiliated issuers, at value (identified cost, $2,863,869)	2,863,869
Deposits with brokers for
Securities sold short	5,007
Receivables for
Fund shares sold	36,789
Interest and dividends	264,520
Other assets	1,581
Total assets	$187,241,783

Liabilities
Payable to custodian	$483
Payables for
Securities sold short, at value (proceeds received, $578,274)	757,151
Investments purchased	27,653
Fund shares reacquired	187,999
Collateral for securities loaned, at value (c)	102
Payable to affiliates
Investment adviser	15,352
Shareholder servicing costs	122
Distribution and/or service fees	1,121
Payable for independent Trustees’ compensation	8
Accrued expenses and other liabilities	65,417
Total liabilities	$1,055,408
Net assets	$186,186,375

Net assets consist of
Paid-in capital	$133,548,866
Total distributable earnings (loss)	52,637,509
Net assets	$186,186,375
Shares of beneficial interest outstanding	8,610,514

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$144,991,368	6,689,005	$21.68
Service Class	41,195,007	1,921,509	21.44

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

11

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$3,440,199
Dividends from affiliated issuers	32,863
Other	23,540
Income on securities loaned	3,592
Foreign taxes withheld	(7,307)
Total investment income	$3,492,887
Expenses
Management fee	$1,593,535
Distribution and/or service fees	113,253
Shareholder servicing costs	15,011
Administrative services fee	40,405
Independent Trustees’ compensation	7,084
Custodian fee	12,845
Shareholder communications	34,981
Audit and tax fees	55,869
Legal fees	1,909
Dividend and interest expense on securities sold short	49,601
Miscellaneous	26,964
Total expenses	$1,951,457
Reduction of expenses by investment adviser	(20,236)
Net expenses	$1,931,221
Net investment income (loss)	$1,561,666

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$26,562,529
Affiliated issuers	(94)
Foreign currency	(418)
Net realized gain (loss)	$26,562,017
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(34,659,218)
Securities sold short	16,590
Translation of assets and liabilities in foreign currencies	(8)
Net unrealized gain (loss)	$(34,642,636)
Net realized and unrealized gain (loss)	$(8,080,619)
Change in net assets from operations	$(6,518,953)

See Notes to Financial Statements

12

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$1,561,666	$1,381,451
Net realized gain (loss)	26,562,017	22,187,860
Net unrealized gain (loss)	(34,642,636)	22,538,765
Change in net assets from operations	$(6,518,953)	$46,108,076
Total distributions to shareholders (a)	$(23,497,053)	$(13,943,084)
Change in net assets from fund share transactions	$(1,288,330)	$(13,597,982)
Total change in net assets	$(31,304,336)	$18,567,010

Net assets
At beginning of period	217,490,711	198,923,701
At end of period (b)	$186,186,375	$217,490,711

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income and from net realized gain were $1,852,020 and $12,091,064, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $1,381,318.

See Notes to Financial Statements

13

MFS Core Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$25.21	$21.67	$21.28		$23.40	$21.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.17	$0.21	(c)	$0.17	$0.16
Net realized and unrealized gain (loss)	(0.78)	5.04	2.16		(0.35)	2.27
Total from investment operations	$(0.58)	$5.21	$2.37		$(0.18)	$2.43

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.23)	$(0.17)		$(0.13)	$(0.18)
From net realized gain	(2.77)	(1.44)	(1.81)		(1.81)	(0.34)
Total distributions declared to shareholders	$(2.95)	$(1.67)	$(1.98)		$(1.94)	$(0.52)
Net asset value, end of period (x)	$21.68	$25.21	$21.67		$21.28	$23.40
Total return (%) (k)(r)(s)(x)	(3.83)	24.82	11.38	(c)	(0.21)	11.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.87	0.84	(c)	0.86	0.85
Expenses after expense reductions (f)	0.86	0.86	0.82	(c)	0.85	0.84
Net investment income (loss)	0.79	0.72	1.00	(c)	0.75	0.74
Portfolio turnover	40	39	60		50	48
Net assets at end of period (000 omitted)	$144,991	$171,038	$156,040		$156,450	$115,826

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.83	0.84	0.80	(c)	0.84	0.84

See Notes to Financial Statements

14

MFS Core Equity Portfolio

Financial Highlights – continued

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$24.96	$21.47	$21.10		$23.20	$21.32

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.11	$0.16	(c)	$0.11	$0.11
Net realized and unrealized gain (loss)	(0.78)	4.99	2.13		(0.33)	2.24
Total from investment operations	$(0.64)	$5.10	$2.29		$(0.22)	$2.35

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.17)	$(0.11)		$(0.07)	$(0.13)
From net realized gain	(2.77)	(1.44)	(1.81)		(1.81)	(0.34)
Total distributions declared to shareholders	$(2.88)	$(1.61)	$(1.92)		$(1.88)	$(0.47)
Net asset value, end of period (x)	$21.44	$24.96	$21.47		$21.10	$23.20
Total return (%) (k)(r)(s)(x)	(4.07)	24.50	11.07	(c)	(0.40)	11.07

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.12	1.09	(c)	1.11	1.10
Expenses after expense reductions (f)	1.11	1.11	1.07	(c)	1.10	1.09
Net investment income (loss)	0.54	0.47	0.75	(c)	0.50	0.49
Portfolio turnover	40	39	60		50	48
Net assets at end of period (000 omitted)	$41,195	$46,453	$42,883		$47,083	$48,813

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.08	1.09	1.06	(c)	1.09	1.09

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Household International, Inc., the total return for the year ended December 31, 2017 would have been lower by approximately 0.78%.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

16

MFS Core Equity Portfolio

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$180,655,752	$195,229	$—	$180,850,981
Canada	2,929,709	—	—	2,929,709
Netherlands	270,367	—	—	270,367
Cayman Islands	—	—	18,858	18,858
Mutual Funds	2,863,971	—	—	2,863,971
Total	$186,719,799	$195,229	$18,858	$186,933,886
Short Sales	$(757,151)	$—	$—	$(757,151)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/17	$17,706
Change in unrealized appreciation or depreciation	1,152
Balance as of 12/31/18	$18,858

The net change in unrealized appreciation or depreciation from investments held as level 3 at December 31, 2018 is $1,152. At December 31, 2018, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

17

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At December 31, 2018, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Unaffiliated Issuers (Purchased Options)
Equity	$(89,406)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Unaffiliated Issuers (Purchased Options)
Equity	$88,673

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is

18

MFS Core Equity Portfolio

Notes to Financial Statements – continued

mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2018, this expense amounted to $49,601. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $23,074. The fair value of the fund’s investment securities on loan and a related liability of $102 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $24,192 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

19

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$6,671,036	$1,852,020
Long-term capital gains	16,826,017	12,091,064
Total distributions	$23,497,053	$13,943,084

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$161,797,068
Gross appreciation	36,920,867
Gross depreciation	(12,541,200)
Net unrealized appreciation (depreciation)	$24,379,667

Undistributed ordinary income	3,005,783
Undistributed long-term capital gain	25,156,626
Other temporary differences	95,433

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$1,128,747	$1,539,604	$17,409,241	$9,485,664
Service Class	196,254	312,416	4,762,811	2,605,400
Total	$1,325,001	$1,852,020	$22,172,052	$12,091,064

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 bllion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $20,236, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 0.84% of average daily net assets for the Initial Class shares and 1.09% of average daily net assets for the Service

20

MFS Core Equity Portfolio

Notes to Financial Statements – continued

Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $14,450, which equated to 0.0068% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $561.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0190% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $361 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in sale transactions pursuant to this policy, which amounted to $523,064, respectively. The sales transactions resulted in net realized gains (losses) of $338,551.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to December 31, 2018, this reimbursement amounted to $11,875, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $85,297,408 and $109,623,671, respectively.

21

MFS Core Equity Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	194,535	$4,980,452	186,500	$4,399,901
Service Class	265,699	6,551,910	170,109	3,967,561
	460,234	$11,532,362	356,609	$8,367,462

Shares issued to shareholders in reinvestment of distributions
Initial Class	743,602	$18,537,988	481,874	$11,025,268
Service Class	200,935	4,959,065	128,708	2,917,816
	944,537	$23,497,053	610,582	$13,943,084

Shares reacquired
Initial Class	(1,034,631)	$(26,088,919)	(1,084,690)	$(25,642,366)
Service Class	(406,173)	(10,228,826)	(435,248)	(10,266,162)
	(1,440,804)	$(36,317,745)	(1,519,938)	$(35,908,528)

Net change
Initial Class	(96,494)	$(2,570,479)	(416,316)	$(10,217,197)
Service Class	60,461	1,282,149	(136,431)	(3,380,785)
	(36,033)	$(1,288,330)	(552,747)	$(13,597,982)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $1,246 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		1,613,843	41,567,552	(40,317,239)	2,864,156

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$(94)	$—	$—	$32,863	$2,863,869

22

MFS Core Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Core Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

23

MFS Core Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

24

MFS Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

25

MFS Core Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Joseph MacDougall

26

MFS Core Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

27

MFS Core Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

28

MFS Core Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $18,509,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 36.66% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

29

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

Annual Report

December 31, 2018

MFS® Emerging Markets Equity Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

FCE-ANN

MFS® Emerging Markets Equity Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Emerging Markets Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	5.4%
Samsung Electronics Co. Ltd.	4.3%
Tencent Holdings Ltd.	3.9%
Housing Development Finance Corp. Ltd.	3.4%
Alibaba Group Holding Ltd., ADR	3.3%
Baidu, Inc., ADR	2.8%
Banco Bradesco S.A., ADR	2.6%
AIA Group Ltd.	2.4%
LUKOIL PJSC, ADR	2.4%
Yum China Holdings, Inc.	2.2%

GICS equity sectors
Financials	26.8%
Information Technology	15.8%
Consumer Discretionary	14.8%
Consumer Staples	11.8%
Communication Services	11.3%
Industrials	7.2%
Materials	4.9%
Energy	3.8%
Real Estate	1.7%
Utilities	0.8%
Health Care	0.5%

Issuer country weightings (x)
China	22.4%
South Korea	11.0%
Brazil	9.6%
India	9.0%
Hong Kong	7.5%
Taiwan	7.5%
South Africa	5.2%
Indonesia	4.8%
Mexico	4.3%
Other Countries	18.7%

Currency exposure weightings (y)
Hong Kong Dollar	18.0%
South Korean Won	11.0%
Brazilian Real	9.6%
Chinese Renminbi	8.7%
United States Dollar	8.3%
Indian Rupee	7.8%
Taiwan Dollar	7.5%
South African Rand	5.2%
Indonesian Rupiah	4.8%
Other Currencies	19.1%

(x)

Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. For purposes of this presentation, United States (included in Other Countries) includes Cash & Cash Equivalents.

(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Emerging Markets Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Emerging Markets Equity Portfolio (“fund”) provided a total return of –13.94%, while Service Class shares of the fund provided a total return of –14.13%. These compare with a return of –14.58% over the same period for the fund’s benchmark, the MSCI Emerging Markets Index (net div).

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Contributors to Performance

Security selection in the financials, information technology and materials sectors was a primary factor that contributed to performance relative to the MSCI Emerging Markets Index. Within the financials sector, the fund’s overweight positions in financial services company Housing Development Finance Corp. (India), banking firm Banco Bradesco (Brazil) and financial management firm E.Sun Financial Holding (Taiwan), as well as holding shares of insurance company AIA Group (b) (Hong Kong), boosted relative returns. The stock price of Housing Development Finance Corp. rose as strong loan growth and lower operating expenses translated into strong earnings results for the firm. Within the information technology sector, holding shares of enterprise software solutions provider Linx (b) (Brazil) aided relative results. Shares of Linx climbed, towards the latter part of the reporting period, after the company announced it will be going into the fintech payments business with the launch of its new division Linx Pay. Within the materials sector, an overweight position in pulp and paper producer Fibria Celulose (h) (Brazil) helped relative performance.

Stocks in other sectors that further supported relative returns included overweight positions in integrated oil company LUKOIL PJSC (Russia) and snack manufacturer Orion (South Korea), as well as the timing of the fund’s ownership in shares of human resource services provider 51job (China). Holding shares of international school operator China Maple Leaf Educational Systems (b)(h) (Hong Kong) also aided relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

Detractors from Performance

The combination of an underweight position and stock selection in both the energy and utilities sectors weighed on relative performance during the reporting period. Within the energy sector, the timing of the fund’s ownership in shares of oil and gas exploration and production company Petroleo Brasileiro (Brazil) and an overweight position in fuel and chemicals distributor Ultrapar Participacoes (h) (Brazil) hindered relative returns. Early in the period, shares of Petroleo Brasileiro came under pressure due to a trucker strike in Brazil, which ultimately led to a heavy cut in the company’s diesel prices and the resignation of its CEO. Later in the

3

MFS Emerging Markets Equity Portfolio

Management Review – continued

period, the stock advanced after the company announced it would sell its offshore Gulf of Mexico assets in a deal valued at $1.1 billion. Although an underweight position and stock selection in the utilities sector hurt relative results, there were no individual stocks within this sector that were among the fund’s top relative detractors during the reporting period.

Security selection within the communications services sector also weakened relative returns, led by the fund’s overweight position in internet search provider Baidu (China). Shares of Baidu lagged the benchmark over the reporting period as concerns over a trade war between the United States and China and new regulations on gaming and e-finance, combined with disappointing guidance from the company’s management, appeared to have weighed on investor sentiment.

Elsewhere, overweight positions in education services provider Kroton Educacional (Brazil), travel service provider Ctrip.com International (China), casino and gaming company Genting Berhad (Malaysia), water purifiers and air filters maker Coway (h) (South Korea), food producer BRF (Brazil) and Chinese instant food manufacturer Tingyi (Cayman Islands) Holding Corporation further held back relative returns. Lastly, holding shares of electronic products manufacturer and supplier VTech Holdings (b) (Hong Kong) also detracted from relative results.

Respectfully,

Portfolio Manager(s)

Jose Luis Garcia, Robert Lau, and Harry Purcell

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Emerging Markets Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/05/96	(13.94)%	1.08%	7.30%
Service Class	8/24/01	(14.13)%	0.83%	7.03%

Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)		(14.58)%	1.65%	8.02%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI Emerging Markets Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Emerging Markets Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	1.34%	$1,000.00	$888.51	$6.38
	Hypothetical (h)	1.34%	$1,000.00	$1,018.45	$6.82
Service Class	Actual	1.59%	$1,000.00	$887.51	$7.56
	Hypothetical (h)	1.59%	$1,000.00	$1,017.19	$8.08

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.33%, $6.33, and $6.77 for Initial Class and 1.58%, $7.52, and $8.03 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

6

MFS Emerging Markets Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.4%
Airlines – 0.9%
Grupo Aeroportuario del Sureste S.A. de C.V.,
ADR (l)	2,819	$424,541

Alcoholic Beverages – 3.3%
AmBev S.A., ADR	153,850	$603,092
China Resources Beer Holdings Co. Ltd.	250,000	873,188

		$1,476,280

Apparel Manufacturers – 0.6%
Stella International Holdings	215,500	$255,666

Automotive – 2.1%
Mahindra & Mahindra Ltd.	39,171	$451,015
PT Astra International Tbk	879,200	506,114

		$957,129

Brokerage & Asset Managers – 0.4%
B3 Brasil Bolsa Balcao S.A.	26,200	$181,235

Business Services – 1.6%
Cognizant Technology Solutions Corp., “A”	10,199	$647,433
Motus Holdings Ltd. (a)	10,759	65,814
RP-SG Business Process Services Ltd. (a)	5,444	3,780

		$717,027

Cable TV – 1.7%
Naspers Ltd.	3,755	$754,855

Computer Software – Systems – 2.6%
Globant S.A. (a)	1,321	$74,399
Linx S.A.	75,100	631,687
Luxoft Holding, Inc. (a)	14,572	443,280

		$1,149,366

Construction – 2.6%
PT Indocement Tunggal Prakarsa Tbk	415,500	$533,100
Techtronic Industries Co. Ltd.	117,500	624,226

		$1,157,326

Consumer Products – 0.6%
Dabur India Ltd.	41,852	$258,162

Consumer Services – 3.8%
51job, Inc., ADR (a)	8,760	$546,974
Ctrip.com International Ltd., ADR (a)	21,115	571,372
Kroton Educacional S.A.	27,900	63,852
MakeMyTrip Ltd. (a)	22,043	536,306

		$1,718,504

Containers – 0.6%
Lock & Lock Co. Ltd. (a)	15,500	$286,563

Electrical Equipment – 2.0%
Bharat Heavy Electricals Ltd.	359,985	$376,923
LS Industrial Systems Co. Ltd. (a)	12,258	536,835

		$913,758

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electronics – 10.7%
Samsung Electronics Co. Ltd.	56,034	$1,938,814
Silicon Motion Technology Corp., ADR	13,177	454,607
Taiwan Semiconductor Manufacturing Co. Ltd.	329,258	2,415,580

		$4,809,001

Energy – Integrated – 3.4%
LUKOIL PJSC, ADR	15,068	$1,077,061
Petroleo Brasileiro S.A., ADR	35,552	462,531

		$1,539,592

Food & Beverages – 5.3%
AVI Ltd.	81,459	$575,634
BRF S.A. (a)	32,054	182,648
Fomento Economico Mexicano S.A.B. de C.V., ADR	2,912	250,578
Orion Corp. (a)	6,945	746,908
Tingyi (Cayman Islands) Holding Corp.	468,000	625,155

		$2,380,923

Food & Drug Stores – 1.0%
Dairy Farm International Holdings Ltd.	51,100	$462,455

Forest & Paper Products – 0.9%
Suzano Papel e Celulose	39,500	$388,095

Gaming & Lodging – 1.3%
Genting Berhad	386,000	$569,776

General Merchandise – 0.9%
S.A.C.I. Falabella	24,108	$176,802
Walmart de Mexico S.A.B. de C.V.	82,294	209,255

		$386,057

Insurance – 3.0%
AIA Group Ltd.	131,000	$1,087,415
Samsung Fire & Marine Insurance Co. Ltd. (a)	979	236,020

		$1,323,435

Internet – 11.5%
Alibaba Group Holding Ltd., ADR (a)	10,907	$1,495,022
Baidu, Inc., ADR (a)	8,008	1,270,069
NAVER Corp. (a)	5,920	645,030
Tencent Holdings Ltd.	43,600	1,748,343

		$5,158,464

Machinery & Tools – 2.0%
Doosan Bobcat, Inc.	19,159	$539,436
Haitian International Holdings Ltd.	189,000	364,459

		$903,895

Major Banks – 8.6%
ABSA Group Ltd.	80,796	$908,734
Banco Bradesco S.A., ADR	118,083	1,167,841
China Construction Bank	1,130,670	932,779
Industrial & Commercial Bank of China, “H”	863,000	616,074

7

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Major Banks – continued
Nova Ljubljanska Banka d.d., GDR (a)(z)	14,565	$217,109

		$3,842,537

Metals & Mining – 1.4%
Grupo Mexico S.A.B. de C.V., “B”	70,298	$144,662
Vale S.A., ADR	35,518	468,482

		$613,144

Network & Telecom – 1.1%
VTech Holdings Ltd.	56,900	$470,867

Oil Services – 0.4%
Lamprell PLC (a)	247,900	$191,164

Other Banks & Diversified Financials – 15.0%
Banco Macro S.A., ADR	3,110	$137,524
Credicorp Ltd.	1,421	314,993
E.Sun Financial Holding Co. Ltd.	739,714	483,725
Grupo Financiero Inbursa S.A. de C.V.	251,803	362,487
Housing Development Finance Corp. Ltd.	53,996	1,522,352
Kasikornbank Co. Ltd.	105,400	597,245
Komercni Banka A.S.	11,355	428,190
Metropolitan Bank & Trust Co.	535,686	824,642
PT Bank Central Asia Tbk	173,400	313,519
Public Bank Berhad	84,300	505,086
Sberbank of Russia	164,585	440,075
Shriram Transport Finance Co. Ltd.	31,349	556,774
Union National Bank	186,120	237,644

		$6,724,256

Pharmaceuticals – 0.5%
Genomma Lab Internacional S.A., “B” (a)	394,140	$234,056

Railroad & Shipping – 0.7%
GMexico Transportes S.A.B. de C.V	245,400	$320,053

Real Estate – 1.7%
Aldar Properties PJSC	363,861	$158,495
Hang Lung Properties Ltd.	245,000	466,816
Multiplan Empreendimentos Imobiliarios S.A.	24,521	154,431

		$779,742

Restaurants – 2.2%
Yum China Holdings, Inc.	29,911	$1,002,916

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Retailers – 0.1%
RP-SG Retail Ltd. (a)	16,334	$34,011

Specialty Chemicals – 1.3%
Astra Argo Lestari	280,200	$230,415
PTT Global Chemical PLC	166,800	365,003

		$595,418

Specialty Stores – 0.7%
Dufry AG	3,345	$317,687

Telecommunications – Wireless – 0.3%
Mobile TeleSystems PJSC, ADR	20,085	$140,595

Telephone Services – 1.2%
Hellenic Telecommunications Organization S.A.	22,844	$249,172
PT XL Axiata Tbk (a)	2,112,200	290,831

		$540,003

Tobacco – 0.6%
PT Hanjaya Mandala Sampoerna Tbk	1,052,550	$271,555

Trucking – 0.1%
Imperial Logistics Ltd	10,759	$50,851

Utilities – Electric Power – 0.7%
CESC Ltd.	31,733	$303,785

Total Common Stocks (Identified Cost, $35,713,909)		$44,604,745

INVESTMENT COMPANIES (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $364,116)	364,152	$364,115

COLLATERAL FOR SECURITIES LOANED – 0.1%
State Street Navigator Securities Lending
Government Money Market Portfolio, 2.29% (j) (Identified Cost, $47,722)	47,722	$47,722

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(156,133)

NET ASSETS – 100.0%		$44,860,449

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $364,115 and $44,652,467, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan. See Note 2 for additional information.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

8

MFS Emerging Markets Equity Portfolio

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value

Nova Ljubljanska Banka d.d., GDR	11/9/18	$170,128	$217,109

% of Net assets			0.5%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PJSC	Public Joint Stock Company

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18
Assets
Investments in unaffiliated issuers, at value, including $45,632 of securities on loan (identified cost, $35,761,631)	$44,652,467
Investments in affiliated issuers, at value (identified cost, $364,116)	364,115
Foreign currency, at value (identified cost, $27)	27
Receivables for
Investments sold	81,647
Fund shares sold	540
Interest and dividends	58,150
Receivable from investment adviser	12,088
Other assets	645
Total assets	$45,169,679
Liabilities
Payables for
Investments purchased	$773
Fund shares reacquired	135,986
Collateral for securities loaned, at value	47,722
Payable to affiliates
Shareholder servicing costs	48
Distribution and/or service fees	653
Payable for independent Trustees’ compensation	3
Deferred country tax expense payable	25,440
Accrued expenses and other liabilities	98,605
Total liabilities	$309,230
Net assets	$44,860,449
Net assets consist of
Paid-in capital	$35,184,638
Total distributable earnings (loss)	9,675,811
Net assets	$44,860,449
Shares of beneficial interest outstanding	3,065,868

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$20,886,959	1,415,905	$14.75
Service Class	23,973,490	1,649,963	14.53

See Notes to Financial Statements

10

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18
Net investment income (loss)
Income
Dividends	$1,184,862
Dividends from affiliated issuers	10,580
Other	7,889
Income on securities loaned	758
Interest	36
Foreign taxes withheld	(121,976)
Total investment income	$1,082,149
Expenses
Management fee	$562,101
Distribution and/or service fees	70,266
Shareholder servicing costs	6,090
Administrative services fee	18,165
Independent Trustees’ compensation	2,102
Custodian fee	106,573
Shareholder communications	10,254
Audit and tax fees	79,070
Legal fees	526
Miscellaneous	19,438
Total expenses	$874,585
Reduction of expenses by investment adviser	(68,838)
Net expenses	$805,747
Net investment income (loss)	$276,402
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $4,814 country tax)	$2,607,840
Affiliated issuers	25
Foreign currency	(27,988)
Net realized gain (loss)	$2,579,877
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $76,380 decrease in deferred country tax)	$(10,326,676)
Affiliated issuers	(1)
Translation of assets and liabilities in foreign currencies	558
Net unrealized gain (loss)	$(10,326,119)
Net realized and unrealized gain (loss)	$(7,746,242)
Change in net assets from operations	$(7,469,840)

See Notes to Financial Statements

11

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets
From operations
Net investment income (loss)	$276,402	$150,338
Net realized gain (loss)	2,579,877	2,939,088
Net unrealized gain (loss)	(10,326,119)	13,593,419
Change in net assets from operations	$(7,469,840)	$16,682,845
Total distributions to shareholders (a)	$(118,016)	$(514,014)
Change in net assets from fund share transactions	$(5,242,859)	$(5,389,683)
Total change in net assets	$(12,830,715)	$10,779,148
Net assets
At beginning of period	57,691,164	46,912,016
At end of period (b)	$44,860,449	$57,691,164

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income were $514,014.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $112,554.

See Notes to Financial Statements

12

MFS Emerging Markets Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$17.19	$12.59	$11.59		$13.46	$14.51

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.06	$0.15	(c)	$0.10	$0.13
Net realized and unrealized gain (loss)	(2.49)	4.71	0.93		(1.84)	(1.08)
Total from investment operations	$(2.38)	$4.77	$1.08		$(1.74)	$(0.95)

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.17)	$(0.08)		$(0.13)	$(0.10)
Net asset value, end of period (x)	$14.75	$17.19	$12.59		$11.59	$13.46
Total return (%) (k)(r)(s)(x)	(13.89)	37.98	9.28	(c)	(12.89)	(6.66)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.50	1.53	1.34	(c)	1.65	1.48
Expenses after expense reductions (f)	1.37	1.40	1.13	(c)	1.40	1.40
Net investment income (loss)	0.65	0.41	1.29	(c)	0.74	0.89
Portfolio turnover	31	27	47		51	49
Net assets at end of period (000 omitted)	$20,887	$28,026	$22,605		$25,665	$33,752

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$16.94	$12.41	$11.42		$13.24	$14.29

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.02	$0.12	(c)	$0.06	$0.10
Net realized and unrealized gain (loss)	(2.46)	4.64	0.91		(1.80)	(1.09)
Total from investment operations	$(2.39)	$4.66	$1.03		$(1.74)	$(0.99)

Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.13)	$(0.04)		$(0.08)	$(0.06)
Net asset value, end of period (x)	$14.53	$16.94	$12.41		$11.42	$13.24
Total return (%) (k)(r)(s)(x)	(14.13)	37.66	9.04	(c)	(13.08)	(6.99)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.78	1.58	(c)	1.90	1.73
Expenses after expense reductions (f)	1.62	1.65	1.37	(c)	1.65	1.65
Net investment income (loss)	0.40	0.16	1.02	(c)	0.46	0.70
Portfolio turnover	31	27	47		51	49
Net assets at end of period (000 omitted)	$23,973	$29,665	$24,307		$25,678	$31,419

See Notes to Financial Statements

13

MFS Emerging Markets Equity Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Emerging Markets Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

15

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$10,046,354	$—	$—	$10,046,354
South Korea	982,928	3,946,678	—	4,929,606
Brazil	3,966,816	337,079	—	4,303,895
India	4,005,317	37,792	—	4,043,109
Hong Kong	3,367,444	—	—	3,367,444
Taiwan	3,353,911	—	—	3,353,911
South Africa	2,355,887	—	—	2,355,887
Indonesia	1,639,420	506,114	—	2,145,534
Mexico	1,945,632	—	—	1,945,632
Other Countries	6,773,500	1,339,873	—	8,113,373
Mutual Funds	411,837	—	—	411,837
Total	$38,849,046	$6,167,536	$—	$45,016,582

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of

16

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $45,632. The fair value of the fund’s investment securities on loan and a related liability of $47,722 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$118,016	$514,014

17

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$36,968,885
Gross appreciation	11,001,173
Gross depreciation	(2,953,476)
Net unrealized appreciation (depreciation)	$8,047,697

Undistributed ordinary income	230,717
Undistributed long-term capital gain	1,420,887
Other temporary differences	(23,490)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$87,265	$275,094
Service Class	30,751	238,920
Total	$118,016	$514,014

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	1.05%
In excess of $500 million	1.00%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $5,085, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 1.04% of the fund’s average daily net assets.

For the period from January 1, 2018 through July 31, 2018, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 1.40% of average daily net assets for the Initial Class shares and 1.65% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2018. For the period from January 1, 2018 through July 31, 2018, this reduction amounted to $6,399, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2018, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.33% of average daily net assets for the Initial Class shares and 1.58% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the period from August 1, 2018 through December 31, 2018, this reduction amounted to $57,354, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

18

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $5,819, which equated to 0.0109% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $271.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0339% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $92 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $33,674 and $62,507, respectively. The sales transactions resulted in net realized gains (losses) of $(1,766).

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to December 31, 2018, this reimbursement amounted to $7,869, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $16,393,244 and $21,413,460, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	59,189	$1,002,780	143,495	$2,218,204
Service Class	398,376	6,530,385	310,949	4,666,469
	457,565	$7,533,165	454,444	$6,884,673

Shares issued to shareholders in reinvestment of distributions
Initial Class	5,241	$87,265	17,302	$275,094
Service Class	1,874	30,751	15,237	238,920
	7,115	$118,016	32,539	$514,014

Shares reacquired
Initial Class	(278,563)	$(4,678,515)	(325,734)	$(4,881,282)
Service Class	(501,945)	(8,215,525)	(533,229)	(7,907,088)
	(780,508)	$(12,894,040)	(858,963)	$(12,788,370)

19

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements – continued

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Net change
Initial Class	(214,133)	$(3,588,470)	(164,937)	$(2,387,984)
Service Class	(101,695)	(1,654,389)	(207,043)	(3,001,699)
	(315,828)	$(5,242,859)	(371,980)	$(5,389,683)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Portfolio was the owner of record of approximately 8% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $316 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		439,940	13,716,922	(13,792,710)	364,152

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$25	$(1)	$—	$10,580	$364,115

20

MFS Emerging Markets Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Emerging Markets Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

21

MFS Emerging Markets Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

22

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

23

MFS Emerging Markets Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Jose Luis Garcia Robert Lau Harry Purcell

24

MFS Emerging Markets Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Emerging Markets Equity Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce such expense limitation for the Fund effective August 1, 2018, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

26

MFS Emerging Markets Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 4.07% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $1,160,965. The fund intends to pass through foreign tax credits of $127,969 for the fiscal year.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

Annual Report

December 31, 2018

MFS® Global Governments Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

WGS-ANN

MFS® Global Governments Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Governments Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	48.9%
U.S. Treasury Securities	47.7%
Emerging Markets Bonds	2.0%
Mortgage-Backed Securities	0.6%
U.S. Government Agencies	0.5%
Commercial Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	9.4%
AA	6.9%
A	12.3%
BBB	18.9%
BB (o)	0.0%
B	2.0%
C (o)	0.0%
U.S. Government	47.8%
Federal Agencies	1.1%
Not Rated	1.3%
Cash & Cash Equivalents	0.3%
Other (o)	0.0%

Portfolio facts (i)
Average Duration (d)	8.7
Average Effective Maturity (m)	10.6 yrs.

Issuer country weightings (i)(x)
United States	49.1%
Japan	12.3%
Italy	10.9%
Portugal	7.5%
United Kingdom	5.6%
Germany	4.3%
Canada	2.4%
Greece	2.0%
Spain	1.7%
Other Countries	4.2%

Currency exposure weightings (i)(y)
United States Dollar	40.3%
Euro	29.1%
Japanese Yen	21.0%
British Pound Sterling	7.0%
Norwegian Krone	1.5%
Australian Dollar	1.2%
Danish Krone	0.5%
Canadian Dollar	(0.4)%
New Zealand Dollar	(0.5)%
Other Currencies	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

2

MFS Global Governments Portfolio

Portfolio Composition – continued

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MFS Global Governments Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Global Governments Portfolio (“fund”) provided a total return of –1.11%, while Service Class shares of the fund provided a total return of –1.32%. These compare with a return of –0.66% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Factors Affecting Performance

During the reporting period, the fund’s currency exposure was a key detractor from performance relative to the JPMorgan Global Government Bond Index (Unhedged), most notably its overweight exposures to the Japanese yen and Norwegian krone and underweight exposure to the Australian dollar. Security selection within both Spanish and French-issued debt also weakened relative returns.

On the positive side, the fund’s shorter duration (d) exposure to the United States yield curve (y), where interest rates generally rose, and its longer duration exposure to both the New Zealand and Canada yield curves, where interest rates generally declined, positively impacted relative returns. From an asset allocation perspective, the fund’s out-of-benchmark exposure to Portuguese bonds and overweight exposure to Italian bonds helped relative performance as Portuguese and Italian bond returns outpaced the benchmark. An underweight exposure to French bonds, which underperformed the benchmark during the reporting period, also benefited the fund’s relative returns.

Respectfully,

Portfolio Manager(s)

Matt Ryan and Erik Weisman

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Governments Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/16/88	(1.11)%	0.59%	1.26%
Service Class	8/24/01	(1.32)%	0.34%	1.01%

Comparative benchmark(s)
JPMorgan Global Government Bond Index (Unhedged) (f)		(0.66)%	1.11%	1.74%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Governments Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.87%	$1,000.00	$1,001.26	$4.39
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
Service Class	Actual	1.12%	$1,000.00	$1,000.36	$5.65
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Governments Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)
BONDS – 99.0%
Foreign Bonds – 50.4%
Australia – 1.2%
Commonwealth of Australia, 2.75%, 11/21/2028	AUD	1,940,000	$1,417,033
Commonwealth of Australia, 3%, 3/21/2047		250,000	182,183

			$1,599,216

Canada – 2.4%
Government of Canada, 2.5%, 6/01/2024	CAD	663,000	$500,446
Government of Canada, 1.5%, 6/01/2026		310,000	220,236
Government of Canada, 2%, 6/01/2028		2,800,000	2,056,724
Government of Canada, 4%, 6/01/2041		500,000	483,054
Government of Canada, 2.75%, 12/01/2048		50,000	41,166

			$3,301,626

Denmark – 0.3%
Kingdom of Denmark, 4.5%, 11/15/2039	DKK	1,500,000	$400,333

France – 1.2%
Republic of France, 4.5%, 4/25/2041	EUR	259,000	$474,819
Republic of France, 3.25%, 5/25/2045		405,000	637,903
Republic of France, 4%, 4/25/2055		210,000	387,624
Republic of France, 1.75%, 5/25/2066		150,000	165,955

			$1,666,301

Germany – 4.3%
Federal Republic of Germany, 0.5%, 2/15/2026	EUR	400,000	$476,370
Federal Republic of Germany, 0.5%, 2/15/2028		4,250,000	5,011,935
Federal Republic of Germany, 2.5%, 7/04/2044		135,000	214,781
Federal Republic of Germany, 2.5%, 8/15/2046		65,000	104,842

			$5,807,928

Greece – 2.0%
Hellenic Republic, 4.375%, 8/01/2022	EUR	1,157,000	$1,378,925
Hellenic Republic, 3.375%, 2/15/2025		1,200,000	1,327,900

			$2,706,825

Italy – 10.8%
Republic of Italy, 3.75%, 3/01/2021	EUR	4,299,000	$5,243,194
Republic of Italy, 5.5%, 9/01/2022		2,195,000	2,881,264

Issuer	Shares/Par		Value ($)
BONDS – continued
Foreign Bonds – continued
Italy – continued
Republic of Italy, 1.6%, 6/01/2026	EUR	2,400,000	$2,623,341
Republic of Italy, 2%, 2/01/2028		1,300,000	1,424,611
Republic of Italy, 1.65%, 3/01/2032		1,400,000	1,388,603
Republic of Italy, 5%, 9/01/2040		368,000	517,159
Republic of Italy, 3.25%, 9/01/2046		500,000	557,580

			$14,635,752

Japan – 12.3%
Government of Japan, 1.7%, 9/20/2032	JPY	355,000,000	$3,889,146
Government of Japan, 1.5%, 3/20/2034		591,000,000	6,357,651
Government of Japan, 2.4%, 3/20/2037		352,600,000	4,314,456
Government of Japan, 1.8%, 3/20/2043		23,000,000	265,562
Government of Japan, 0.8%, 6/20/2047		125,000,000	1,167,317
Government of Japan, 2%, 3/20/2052		53,900,000	667,680

			$16,661,812

Norway – 1.2%
Government of Norway, 2%, 4/26/2028	NOK	14,000,000	$1,651,211

Portugal – 7.3%
Republic of Portugal, 4.95%, 10/25/2023	EUR	1,380,000	$1,918,030
Republic of Portugal, 2.875%, 10/15/2025		2,700,000	3,442,164
Republic of Portugal, 4.125%, 4/14/2027		2,300,000	3,163,076
Republic of Portugal, 3.875%, 2/15/2030		800,000	1,089,551
Republic of Portugal, 4.1%, 4/15/2037		250,000	348,079

			$9,960,900

Spain – 1.6%
Kingdom of Spain, 5.75%, 7/30/2032	EUR	166,000	$281,050
Kingdom of Spain, 4.7%, 7/30/2041		870,000	1,407,106
Kingdom of Spain, 5.15%, 10/31/2044		300,000	518,870

			$2,207,026

Sweden – 0.2%
Kingdom of Sweden, 1%, 11/12/2026	SEK	3,000,000	$356,733

United Kingdom – 5.6%
United Kingdom Treasury, 4.25%, 12/07/2027	GBP	1,883,000	$3,026,451
United Kingdom Treasury, 4.25%, 6/07/2032		71,000	120,419
United Kingdom Treasury, 4.25%, 3/07/2036		438,000	770,669
United Kingdom Treasury, 4.25%, 12/07/2040		127,000	233,738
United Kingdom Treasury, 3.25%, 1/22/2044		1,080,000	1,759,501
United Kingdom Treasury, 3.75%, 7/22/2052		489,000	933,710

7

MFS Global Governments Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Foreign Bonds – continued
United Kingdom – continued
United Kingdom Treasury, 4%, 1/22/2060	GBP	205,000	$434,862
United Kingdom Treasury, 3.5%, 7/22/2068		150,000	302,381

			$7,581,731

Total Foreign Bonds			$68,537,394

U.S. Bonds – 48.6%
Asset-Backed & Securitized – 0.0%
Commercial Mortgage Asset Trust, 1.238%, 1/17/2032 (i)(z)		$9,213	$3

Mortgage-Backed – 0.6%
Fannie Mae, 5.18%, 3/01/2019		$55,561	$55,490
Freddie Mac, 5.085%, 3/25/2019		35,812	35,783
Freddie Mac, 3.32%, 2/25/2023		5,000	5,070
Freddie Mac, 3.243%, 4/25/2027		400,000	399,337
Freddie Mac, 3.117%, 6/25/2027		322,320	318,763

			$814,443

U.S. Government Agencies and Equivalents – 0.5%
Small Business Administration, 4.57%, 6/01/2025		$4,475	$4,596
Small Business Administration, 5.09%, 10/01/2025		3,821	3,947
Small Business Administration, 5.21%, 1/01/2026		59,445	61,572
Small Business Administration, 2.22%, 3/01/2033		576,163	561,002

			$631,117

U.S. Treasury Obligations – 47.5%
U.S. Treasury Bonds, 2.25%, 2/15/2027		$3,987,000	$3,874,329
U.S. Treasury Bonds, 4.5%, 8/15/2039		3,028,400	3,779,049

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 2.75%, 11/15/2042	$2,261,000	$2,165,678
U.S. Treasury Bonds, 3.625%, 2/15/2044	4,974,000	5,519,435
U.S. Treasury Bonds, 3%, 5/15/2047	1,743,000	1,738,591
U.S. Treasury Notes, 0.875%, 5/15/2019	4,800,000	4,771,688
U.S. Treasury Notes, 3.5%, 5/15/2020	10,355,000	10,483,451
U.S. Treasury Notes, 1.375%, 5/31/2021	4,680,400	4,559,360
U.S. Treasury Notes, 1.75%, 5/15/2022	6,253,000	6,106,132
U.S. Treasury Notes, 1.375%, 8/31/2023	1,689,000	1,605,495
U.S. Treasury Notes, 2.75%, 2/15/2024	4,290,000	4,335,695
U.S. Treasury Notes, 2.25%, 11/15/2025	7,224,000	7,067,737
U.S. Treasury Notes, 1.5%, 8/15/2026	6,720,000	6,203,321
U.S. Treasury Notes, 2.875%, 5/15/2028	2,272,100	2,308,640

		$64,518,601

Total U.S. Bonds		$65,964,164

Total Bonds (Identified Cost, $132,549,856)		$134,501,558

INVESTMENT COMPANIES (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $902,816)	902,832	$902,742

OTHER ASSETS, LESS LIABILITIES – 0.3%		429,292

NET ASSETS – 100.0%		$135,833,592

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $902,742 and $134,501,558, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value

Commercial Mortgage Asset Trust, 1.238%, 1/17/2032	8/25/03-12/02/11	$3	$3

% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

8

MFS Global Governments Portfolio

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

DKK	Danish Krone

EUR	Euro

GBP	British Pound

INR	Indian Rupee

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

ZAR	South African Rand

Derivative Contracts at 12/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	826,890	AUD	1,157,066	Brown Brothers Harriman	1/11/2019	$11,768
USD	676,140	AUD	942,000	Citibank N.A.	1/11/2019	12,526
USD	1,907,788	AUD	2,669,841	Deutsche Bank AG	1/11/2019	26,955
USD	709,986	AUD	995,000	Goldman Sachs International	1/11/2019	9,035
USD	830,074	AUD	1,164,140	JPMorgan Chase Bank N.A.	1/11/2019	9,968
USD	1,461,465	AUD	2,067,000	Morgan Stanley Capital Services, Inc.	1/11/2019	5,317
USD	2,823,272	CAD	3,724,000	Goldman Sachs International	1/11/2019	94,792
USD	1,334,113	CAD	1,768,991	JPMorgan Chase Bank N.A.	1/11/2019	38,019
USD	397,024	CAD	532,000	Morgan Stanley Capital Services, Inc.	1/11/2019	7,241
USD	735,826	CAD	977,264	UBS AG	1/11/2019	19,810
USD	5,118	CHF	5,000	Goldman Sachs International	1/11/2019	27
USD	343,503	CLP	232,036,000	Barclays Bank PLC	1/07/2019	9,151
USD	2,615	CLP	1,813,000	Barclays Bank PLC	4/03/2019	1
USD	11,924	EUR	10,223	Brown Brothers Harriman	1/11/2019	203
USD	836,804	EUR	720,000	Citibank N.A.	1/11/2019	11,320
USD	1,243,860	EUR	1,084,206	Deutsche Bank AG	1/11/2019	813
USD	5,308,798	EUR	4,545,244	Goldman Sachs International	1/11/2019	97,651
USD	1,474,646	EUR	1,278,000	Morgan Stanley Capital Services, Inc.	1/11/2019	9,412
USD	1,622,419	GBP	1,266,026	State Street Bank Corp.	1/11/2019	8,105
USD	26,386	GBP	20,000	Barclays Bank PLC	1/11/2019	884
USD	199,963	GBP	155,000	Citibank N.A.	1/11/2019	2,322
USD	3,111,982	NOK	25,866,949	Goldman Sachs International	1/11/2019	119,256
USD	1,419,907	NOK	11,740,000	JPMorgan Chase Bank N.A.	1/11/2019	61,626
USD	1,434,871	NZD	2,104,000	Citibank N.A.	1/11/2019	22,477
USD	2,376,375	NZD	3,505,000	Goldman Sachs International	1/11/2019	23,504
USD	311,988	ZAR	4,487,000	UBS AG	1/11/2019	396
CLP	1,813,000	USD	2,612	Barclays Bank PLC	1/07/2019	0
EUR	3,250,657	USD	3,712,793	State Street Bank Corp.	1/11/2019	14,104
EUR	145,000	USD	165,680	Deutsche Bank AG	1/11/2019	564
EUR	4,131,227	USD	4,706,865	Goldman Sachs International	1/11/2019	29,609
INR	48,165,000	USD	677,255	JPMorgan Chase Bank N.A.	2/28/2019	8,354
JPY	542,680,725	USD	4,858,669	Brown Brothers Harriman	1/11/2019	94,168
JPY	25,088,000	USD	222,767	Deutsche Bank AG	1/11/2019	6,201
JPY	1,230,166,970	USD	11,060,514	JPMorgan Chase Bank N.A.	1/11/2019	166,743
JPY	54,703,000	USD	496,479	Morgan Stanley Capital Services, Inc.	1/11/2019	2,774
NOK	5,962,000	USD	681,200	Citibank N.A.	1/11/2019	8,585
NZD	4,951,876	USD	3,268,539	Citibank N.A.	1/11/2019	55,606

9

MFS Global Governments Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
NZD	2,127,000	USD	1,410,117	Goldman Sachs International	1/11/2019	$17,716
SEK	12,680,000	USD	1,412,470	Brown Brothers Harriman	1/11/2019	19,203
SEK	13,674,290	USD	1,540,138	JPMorgan Chase Bank N.A.	1/11/2019	3,798

						$1,030,004

Liability Derivatives
AUD	1,999,000	USD	1,451,686	State Street Bank Corp.	1/11/2019	$(43,443)
AUD	3,379,838	USD	2,442,735	Citibank N.A.	1/11/2019	(61,726)
AUD	2,607,986	USD	1,900,559	Deutsche Bank AG	1/11/2019	(63,301)
AUD	994,000	USD	724,405	Goldman Sachs International	1/11/2019	(24,158)
CAD	924,000	USD	714,547	Brown Brothers Harriman	1/11/2019	(37,556)
CAD	868,603	USD	667,668	Merrill Lynch International	1/11/2019	(31,265)
CLP	230,223,000	USD	342,314	Barclays Bank PLC	1/07/2019	(10,575)
DKK	2,102,556	USD	329,426	Citibank N.A.	1/11/2019	(6,547)
EUR	2,193,829	USD	2,517,213	Citibank N.A.	1/11/2019	(1,975)
EUR	520,385	USD	599,438	Goldman Sachs International	1/11/2019	(2,814)
EUR	1,203,649	USD	1,390,135	UBS AG	1/11/2019	(10,145)
GBP	482,000	USD	615,980	State Street Bank Corp.	1/11/2019	(1,381)
GBP	516,000	USD	674,248	Brown Brothers Harriman	1/11/2019	(16,295)
GBP	120,000	USD	155,788	Citibank N.A.	1/11/2019	(2,775)
GBP	1,274,976	USD	1,685,079	Deutsche Bank AG	1/11/2019	(59,353)
GBP	111,836	USD	144,019	Morgan Stanley Capital Services, Inc.	1/11/2019	(1,417)
GBP	534,000	USD	681,999	NatWest Markets PLC	1/11/2019	(1,094)
MXN	74,144	USD	3,894	Goldman Sachs International	1/11/2019	(125)
NOK	11,667,000	USD	1,426,738	Brown Brothers Harriman	1/11/2019	(76,902)
NOK	23,429,184	USD	2,885,514	Goldman Sachs International	1/11/2019	(174,831)
NZD	1,459,000	USD	1,003,125	Deutsche Bank AG	1/11/2019	(23,713)
ZAR	4,685,000	USD	339,836	Citibank N.A.	1/11/2019	(14,495)
USD	109,085	DKK	716,000	JPMorgan Chase Bank N.A.	1/11/2019	(867)
USD	354,533	EUR	310,000	State Street Bank Corp.	1/11/2019	(884)
USD	191,062	EUR	168,000	Brown Brothers Harriman	1/11/2019	(1,551)
USD	448,324	EUR	395,000	Citibank N.A.	1/11/2019	(4,546)
USD	478,244	EUR	418,000	Deutsche Bank AG	1/11/2019	(994)
USD	774,985	EUR	676,811	JPMorgan Chase Bank N.A.	3/18/2019	(5,338)
USD	94,986	GBP	75,000	Goldman Sachs International	1/11/2019	(646)
USD	120,833	GBP	96,000	Morgan Stanley Capital Services, Inc.	1/11/2019	(1,577)
USD	651,389	INR	47,696,000	JPMorgan Chase Bank N.A.	2/28/2019	(27,544)
USD	2,096,296	JPY	236,410,000	State Street Bank Corp.	1/11/2019	(61,327)
USD	1,123,101	JPY	126,634,000	Citibank N.A.	1/11/2019	(32,638)
USD	1,492,451	JPY	168,010,000	Deutsche Bank AG	1/11/2019	(40,911)
USD	138,236	JPY	15,529,000	Goldman Sachs International	1/11/2019	(3,492)
USD	96,251	JPY	10,868,000	NatWest Markets PLC	1/11/2019	(2,937)
USD	2,589,653	NZD	3,954,792	NatWest Markets PLC	1/11/2019	(65,159)
USD	2,758,869	SEK	24,951,000	Deutsche Bank AG	1/11/2019	(58,298)
USD	55,129	SEK	499,000	Goldman Sachs International	1/11/2019	(1,212)
USD	18,303	ZAR	267,347	Deutsche Bank AG	1/11/2019	(262)

						$(976,069)

At December 31, 2018, the fund had cash collateral of $50,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

10

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $132,549,856)	$134,501,558
Investments in affiliated issuers, at value (identified cost, $902,816)	902,742
Restricted cash for
Forward foreign currency exchange contracts	50,000
Receivables for
Forward foreign currency exchange contracts	1,030,004
Fund shares sold	2
Interest	968,268
Other assets	1,219
Total assets	$137,453,793

Liabilities
Payables for
Forward foreign currency exchange contracts	$976,069
Fund shares reacquired	572,266
Payable to affiliates
Investment adviser	11,295
Shareholder servicing costs	16
Distribution and/or service fees	23
Payable for independent Trustees’ compensation	1
Accrued expenses and other liabilities	60,531
Total liabilities	$1,620,201
Net assets	$135,833,592

Net assets consist of
Paid-in capital	$139,719,570
Total distributable earnings (loss)	(3,885,978)
Net assets	$135,833,592
Shares of beneficial interest outstanding	13,134,874

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$135,007,880	13,053,453	$10.34
Service Class	825,712	81,421	10.14

See Notes to Financial Statements

11

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Interest	$2,738,301
Dividends from affiliated issuers	91,241
Other	622
Total investment income	$2,830,164
Expenses
Management fee	$1,112,865
Distribution and/or service fees	2,289
Shareholder servicing costs	2,032
Administrative services fee	31,406
Independent Trustees’ compensation	3,614
Custodian fee	30,789
Shareholder communications	7,381
Audit and tax fees	72,197
Legal fees	1,293
Miscellaneous	26,538
Total expenses	$1,290,404
Reduction of expenses by investment adviser	(14,117)
Net expenses	$1,276,287
Net investment income (loss)	$1,553,877

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,173,119
Affiliated issuers	(297)
Futures contracts	(130,063)
Swap agreements	(16,412)
Forward foreign currency exchange contracts	(224,812)
Foreign currency	12,799
Net realized gain (loss)	$814,334
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(4,299,196)
Affiliated issuers	407
Forward foreign currency exchange contracts	269,945
Translation of assets and liabilities in foreign currencies	(22,281)
Net unrealized gain (loss)	$(4,051,125)
Net realized and unrealized gain (loss)	$(3,236,791)
Change in net assets from operations	$(1,682,914)

See Notes to Financial Statements

12

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$1,553,877	$1,256,274
Net realized gain (loss)	814,334	(1,355,824)
Net unrealized gain (loss)	(4,051,125)	11,272,878
Change in net assets from operations	$(1,682,914)	$11,173,328
Total distributions to shareholders	$(1,441,037)	$—
Change in net assets from fund share transactions	$(21,728,577)	$(14,270,685)
Total change in net assets	$(24,852,528)	$(3,097,357)

Net assets
At beginning of period	160,686,120	163,783,477
At end of period (b)	$135,833,592	$160,686,120

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $1,233,221.

See Notes to Financial Statements

13

MFS Global Governments Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$10.56	$9.87	$9.84		$10.47	$10.45

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.08	$0.07	(c)	$0.09	$0.11
Net realized and unrealized gain (loss)	(0.23)	0.61	(0.04	)(g)	(0.47)	(0.03)
Total from investment operations	$(0.12)	$0.69	$0.03		$(0.38)	$0.08

Less distributions declared to shareholders
From net investment income	$(0.10)	$—	$—		$(0.25)	$(0.06)
Net asset value, end of period (x)	$10.34	$10.56	$9.87		$9.84	$10.47
Total return (%) (k)(r)(s)(x)	(1.11)	6.99	0.30	(c)	(3.66)	0.73

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.86	0.83	(c)	0.85	0.84
Expenses after expense reductions (f)	0.86	0.85	0.82	(c)	0.84	0.83
Net investment income (loss)	1.05	0.77	0.66	(c)	0.92	1.07
Portfolio turnover	79	67	75		94	31
Net assets at end of period (000 omitted)	$135,008	$159,652	$162,211		$182,978	$209,945

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$10.34	$9.69	$9.69		$10.31	$10.28

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.05	$0.04	(c)	$0.07	$0.09
Net realized and unrealized gain (loss)	(0.22)	0.60	(0.04	)(g)	(0.46)	(0.04)
Total from investment operations	$(0.14)	$0.65	$0.00	(w)	$(0.39)	$0.05

Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$—		$(0.23)	$(0.02)
Net asset value, end of period (x)	$10.14	$10.34	$9.69		$9.69	$10.31
Total return (%) (k)(r)(s)(x)	(1.32)	6.71	0.00	(c)(w)	(3.86)	0.49

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.11	1.08	(c)	1.10	1.09
Expenses after expense reductions (f)	1.11	1.10	1.07	(c)	1.09	1.08
Net investment income (loss)	0.80	0.52	0.41	(c)	0.67	0.81
Portfolio turnover	79	67	75		94	31
Net assets at end of period (000 omitted)	$826	$1,034	$1,572		$1,586	$1,809

See Notes to Financial Statements

14

MFS Global Governments Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Global Governments Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Governments Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other

16

MFS Global Governments Portfolio

Notes to Financial Statements – continued

assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$65,149,718	$—	$65,149,718
Non-U.S. Sovereign Debt	—	68,537,394	—	68,537,394
Residential Mortgage-Backed Securities	—	814,443	—	814,443
Commercial Mortgage-Backed Securities	—	3	—	3
Mutual Funds	902,742	—	—	902,742
Total	$902,742	$134,501,558	$—	$135,404,300

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$1,030,004	$—	$1,030,004
Forward Foreign Currency Exchange Contracts – Liabilities	—	(976,069)	—	(976,069)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

17

MFS Global Governments Portfolio

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$1,030,004	$(976,069)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$(130,063)	$(16,412)	$—
Foreign Exchange	—	—	(224,812)
Total	$(130,063)	$(16,412)	$(224,812)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$269,945

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Global Governments Portfolio

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Amounts paid or received at the inception of uncleared swap agreements are presented parenthetically as premiums paid or received and reflected in the value of the uncleared swap in the Statement of Assets and Liabilities. Those premiums are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The value of the uncleared swap agreements, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities as “Uncleared swaps, at value”. The daily change in the value of uncleared swaps, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. For cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities and reflected in unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap

19

MFS Global Governments Portfolio

Notes to Financial Statements – continued

agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into inflation swap agreements in order to manage its exposure to inflation risk. Inflation swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two rates applied to a notional principal amount. The two rates exchanged are generally a fixed rate and a floating rate based on an inflation index.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$1,441,037	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$135,483,355
Gross appreciation	2,234,229
Gross depreciation	(2,259,349)
Net unrealized appreciation (depreciation)	$(25,120)

Undistributed ordinary income	3,198,236
Capital loss carryforwards	(7,056,379)
Other temporary differences	(2,715)

20

MFS Global Governments Portfolio

Notes to Financial Statements – continued

As of December 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(4,014,241)
Long-Term	(3,042,138)
Total	$(7,056,379)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$1,435,695	$—
Service Class	5,342	—
Total	$1,441,037	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $300 million	0.75%
In excess of $300 million and up to $1 billion	0.675%
In excess of $1 billion	0.625%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $14,117, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $1,872, which equated to 0.0013% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $160.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The

21

MFS Global Governments Portfolio

Notes to Financial Statements – continued

fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0212% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $248 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$41,513,087	$30,725,877
Non-U.S. Government securities	$70,904,210	$90,558,713

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	70,831	$740,148	218,274	$2,232,217
Service Class	13,882	144,462	16,354	161,407
	84,713	$884,610	234,628	$2,393,624

Shares issued to shareholders in reinvestment of distributions
Initial Class	140,068	$1,435,695	—	$—
Service Class	531	5,342	—	—
	140,599	$1,441,037	—	$—

Shares reacquired
Initial Class	(2,278,906)	$(23,714,753)	(1,530,744)	$(15,870,105)
Service Class	(32,954)	(339,471)	(78,628)	(794,204)
	(2,311,860)	$(24,054,224)	(1,609,372)	$(16,664,309)

Net change
Initial Class	(2,068,007)	$(21,538,910)	(1,312,470)	$(13,637,888)
Service Class	(18,541)	(189,667)	(62,274)	(632,797)
	(2,086,548)	$(21,728,577)	(1,374,744)	$(14,270,685)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 53%, 27%, and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS

22

MFS Global Governments Portfolio

Notes to Financial Statements – continued

have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $860 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		11,035,474	75,575,371	(85,708,013)	902,832

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$(297)	$407	$—	$91,241	$902,742

23

MFS Global Governments Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Governments Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Governments Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

24

MFS Global Governments Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

25

MFS Global Governments Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

26

MFS Global Governments Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Matt Ryan Erik Weisman

27

MFS Global Governments Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context

28

MFS Global Governments Portfolio

Board Review of Investment Advisory Agreement – continued

of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

29

MFS Global Governments Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

30

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

32

Annual Report

December 31, 2018

MFS® Global Growth Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or finanacial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

WGO-ANN

MFS® Global Growth Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	3.8%
Microsoft Corp.	2.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.1%
Nestle S.A.	2.0%
Accenture PLC, “A”	2.0%
Aon PLC	2.0%
Experian PLC	1.9%
Bayer AG	1.9%
LVMH Moet Hennessy Louis Vuitton SE	1.8%
Comcast Corp., “A”	1.8%

GICS equity sectors
Information Technology	21.1%
Consumer Discretionary	14.8%
Industrials	13.9%
Consumer Staples	13.2%
Health Care	10.3%
Communication Services	9.2%
Financials	8.8%
Materials	7.7%
Energy	0.4%

Issuer country weightings (x)
United States	57.5%
United Kingdom	7.9%
Switzerland	5.7%
France	5.3%
Japan	4.5%
Germany	4.4%
China	2.3%
Taiwan	2.0%
India	2.0%
Other Countries	8.4%

Currency exposure weightings (y)
United States Dollar	58.5%
Euro	10.7%
British Pound Sterling	9.3%
Swiss Franc	5.7%
Japanese Yen	4.5%
Chinese Renminbi	2.3%
Taiwan Dollar	2.0%
Indian Rupee	2.0%
South Korean Won	1.8%
Other Currencies	3.2%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Global Growth Portfolio (“fund”) provided a total return of –4.83%, while Service Class shares of the fund provided a total return of –5.06%. These returns compare with a return of –8.13% over the same period for the fund’s benchmark, the MSCI All Country World Growth Index (net div).

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Contributors to Performance

Security selection in both the materials and industrials sectors contributed to performance relative to the MSCI All Country World Growth Index. Within the materials sector, the timing of the fund’s ownership in shares of paint and coating manufacturer Kansai Paint Co. (Japan) bolstered relative returns. Within the industrials sector, overweight positions in analytics and risk assessment services provider Verisk Analytics and credit risk services provider Experian (United Kingdom) supported relative results. The stock price of Verisk Analytics advanced as the company reported improved revenue growth and a significant benefit from US tax reform.

Security selection in the information technology sector also aided relative returns. However, there were no stocks within this sector that were among the fund’s top relative contributors over the reporting period.

Elsewhere, the timing of the fund’s ownership in shares of medical device company Abbott Laboratories benefited relative performance. Shares of Abbott Laboratories benefited from solid organic growth results, owing to strong performance in the company’s Diabetes Care, Diagnostics, Nutrition and Medical Devices segments. Additionally, overweight positions in athletic shoes and apparel manufacturer NIKE, retail chain operator TJX Cos., coffee and tea company Starbucks, life sciences supply company Thermo Fisher Scientific and insurance broker Aon supported relative results. Not owning shares of social networking firm Facebook further contributed to relative returns.

Detractors from Performance

Security selection and, to a lesser extent, an overweight position in the consumer staples sector detracted from relative performance. Within this sector, the fund’s holdings of beauty products company Coty (b)(h), and overweight positions in drugstore retailer Sundrug Co. (Japan) and beverage manufacturer Ambev (Brazil) weakened relative returns. The stock price of Coty declined due to a difficult retail environment, along with disruptions in its supply chain. The share price also came under pressure after the firm provided fiscal-year 2019 earnings per share guidance that was below consensus estimates.

Other top relative detractors during the period included not owning shares of e-commerce and cloud services giant Amazon.com and the timing of the fund’s ownership in shares of pharmaceutical company Bayer (Germany). The stock price of Amazon.com appreciated during the period as the company delivered solid earnings results, driven by strong performance in its Amazon Web

3

MFS Global Growth Portfolio

Management Review – continued

Services (AWS), Cloud services and advertising segments. In addition, the fund’s overweight positions in international betting and gaming company Paddy Power Betfair (Ireland), private banking services provider Julius Baer Group (Switzerland), dollar store operator Dollarama, Chinese-language internet search provider Baidu (China) and video game maker Electronic Arts negatively impacted relative results.

Respectfully,

Portfolio Manager(s)

David Antonelli, Jeffrey Constantino, and Joseph Skorski

Note to Shareholders: Effective May 1, 2018, Joseph Skorski became a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/16/93	(4.83)%	6.50%	11.27%
Service Class	8/24/01	(5.06)%	6.23%	10.99%

Comparative benchmark(s)
MSCI All Country World Growth Index (net div) (f)		(8.13)%	5.72%	10.78%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI All Country World Growth Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	1.00%	$1,000.00	$922.49	$4.85
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
Service Class	Actual	1.25%	$1,000.00	$921.51	$6.05
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.4%
Aerospace – 2.0%
Rolls-Royce Holdings PLC	31,192	$329,986
United Technologies Corp.	5,524	588,195

		$918,181

Airlines – 1.1%
Aena S.A.	3,141	$488,537

Alcoholic Beverages – 3.0%
Ambev S.A., ADR	105,539	$413,713
Diageo PLC	11,029	392,909
Pernod Ricard S.A.	3,419	561,351

		$1,367,973

Apparel Manufacturers – 6.3%
Adidas AG	3,193	$667,288
Burberry Group PLC	11,137	246,358
Compagnie Financiere Richemont S.A.	2,270	145,887
LVMH Moet Hennessy Louis Vuitton SE	2,739	810,286
NIKE, Inc., “B”	8,994	666,815
VF Corp.	4,881	348,211

		$2,884,845

Broadcasting – 0.4%
Walt Disney Co.	1,633	$179,058

Brokerage & Asset Managers – 2.2%
Blackstone Group LP	23,587	$703,128
Charles Schwab Corp.	7,267	301,799

		$1,004,927

Business Services – 11.7%
Accenture PLC, “A”	6,428	$906,412
Brenntag AG	6,934	299,512
Cognizant Technology Solutions Corp., “A”	10,461	664,064
Compass Group PLC	14,193	298,492
Experian PLC	36,270	880,676
Fidelity National Information Services, Inc.	7,053	723,285
Fiserv, Inc. (a)	9,753	716,748
Intertek Group PLC	3,665	224,228
Verisk Analytics, Inc., “A” (a)	5,842	637,012

		$5,350,429

Cable TV – 1.8%
Comcast Corp., “A”	23,511	$800,550

Chemicals – 1.4%
PPG Industries, Inc.	6,297	$643,742

Computer Software – 3.3%
Dassault Systems S.A.	1,458	$173,231
Microsoft Corp.	13,126	1,333,208

		$1,506,439

Computer Software – Systems – 1.2%
Apple, Inc.	3,606	$568,810

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Construction – 1.2%
Sherwin-Williams Co.	1,371	$539,434

Consumer Products – 5.4%
Colgate-Palmolive Co.	7,358	$437,948
Estee Lauder Cos., Inc., “A”	4,291	558,259
KOSE Corp.	1,200	190,313
L’Oréal	2,189	504,619
Reckitt Benckiser Group PLC	9,925	760,669

		$2,451,808

Electrical Equipment – 3.1%
Amphenol Corp., “A”	5,989	$485,229
Fortive Corp.	6,313	427,137
Mettler-Toledo International, Inc. (a)	898	507,891

		$1,420,257

Electronics – 6.2%
Analog Devices, Inc.	8,961	$769,123
Samsung Electronics Co. Ltd.	10,414	360,331
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	25,544	942,829
Texas Instruments, Inc.	7,873	743,999

		$2,816,282

Food & Beverages – 3.7%
Chr. Hansen Holding A.S.	1,394	$123,346
Danone S.A.	5,199	366,400
Nestle S.A.	11,459	931,626
PepsiCo, Inc.	2,546	281,282

		$1,702,654

Food & Drug Stores – 1.4%
Sundrug Co. Ltd.	20,800	$618,707

Gaming & Lodging – 1.4%
Paddy Power Betfair PLC	7,873	$642,235

General Merchandise – 2.0%
Dollarama, Inc.	26,158	$622,143
Lojas Renner S.A.	28,669	313,634

		$935,777

Insurance – 2.0%
Aon PLC	6,228	$905,302

Internet – 7.0%
Alibaba Group Holding Ltd., ADR (a)	4,479	$613,937
Alphabet, Inc., “A” (a)	1,648	1,722,094
Baidu, Inc., ADR (a)	2,748	435,833
NAVER Corp. (a)	4,111	447,925

		$3,219,789

Leisure & Toys – 1.4%
Electronic Arts, Inc. (a)	8,055	$635,620

7

MFS Global Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Machinery & Tools – 3.6%
Daikin Industries Ltd.	5,800	$610,340
Nordson Corp.	6,521	778,281
Schindler Holding AG	1,213	240,990

		$1,629,611

Medical Equipment – 5.6%
Abbott Laboratories	8,902	$643,882
Cooper Cos., Inc.	604	153,718
Danaher Corp.	3,786	390,412
Thermo Fisher Scientific, Inc.	3,322	743,430
Waters Corp. (a)	3,332	628,582

		$2,560,024

Oil Services – 0.4%
Schlumberger Ltd.	5,333	$192,415

Other Banks & Diversified Financials – 5.9%
Credicorp Ltd.	1,917	$424,941
HDFC Bank Ltd.	24,129	733,288
Julius Baer Group Ltd.	8,192	292,731
Mastercard, Inc., “A”	2,556	482,190
Visa, Inc., “A”	5,670	748,100

		$2,681,250

Pharmaceuticals – 3.6%
Bayer AG	12,232	$848,737
Elanco Animal Health, Inc. (a)	528	16,648
Roche Holding AG	2,338	578,127
Zoetis, Inc.	2,504	214,192

		$1,657,704

Printing & Publishing – 1.4%
Moody’s Corp.	4,635	$649,085

Railroad & Shipping – 1.9%
Adani Ports and Special Economic Zone Ltd.	30,124	$167,286
Union Pacific Corp.	4,982	688,662

		$855,948

Restaurants – 1.6%
Starbucks Corp.	11,255	$724,822

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Chemicals – 4.8%
Croda International PLC	7,694	$459,447
Ecolab, Inc.	3,563	525,008
Kansai Paint Co. Ltd.	32,400	621,825
Sika AG	3,260	414,325
Symrise AG	2,443	180,540

		$2,201,145

Specialty Stores – 1.4%
TJX Cos., Inc.	14,718	$658,483

Total Common Stocks (Identified Cost, $32,363,464)		$45,411,843

INVESTMENT COMPANIES (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $298,797)	298,826	$298,797

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(37,425)

NET ASSETS – 100.0%		$45,673,215

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $298,797 and $45,411,843, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $32,363,464)	$45,411,843
Investments in affiliated issuers, at value (identified cost, $298,797)	298,797
Receivables for
Investments sold	1,915
Interest and dividends	77,894
Receivable from investment adviser	5,177
Other assets	667
Total assets	$45,796,293

Liabilities
Payables for
Fund shares reacquired	$61,341
Payable to affiliates
Shareholder servicing costs	13
Distribution and/or service fees	48
Payable for independent Trustees’ compensation	3
Deferred country tax expense payable	3,864
Accrued expenses and other liabilities	57,809
Total liabilities	$123,078
Net assets	$45,673,215

Net assets consist of
Paid-in capital	$27,171,749
Total distributable earnings (loss)	18,501,466
Net assets	$45,673,215
Shares of beneficial interest outstanding	1,925,970

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$43,918,876	1,851,788	$23.72
Service Class	1,754,339	74,182	23.65

See Notes to Financial Statements

9

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$886,016
Dividends from affiliated issuers	7,740
Other	3,148
Income on securities loaned	1,677
Foreign taxes withheld	(45,493)
Total investment income	$853,088
Expenses
Management fee	$490,872
Distribution and/or service fees	5,706
Shareholder servicing costs	1,761
Administrative services fee	18,203
Independent Trustees’ compensation	2,104
Custodian fee	24,973
Shareholder communications	8,915
Audit and tax fees	74,375
Legal fees	526
Miscellaneous	18,807
Total expenses	$646,242
Reduction of expenses by investment adviser	(95,002)
Net expenses	$551,240
Net investment income (loss)	$301,848

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $252 country tax)	$5,302,666
Affiliated issuers	(95)
Foreign currency	(4,754)
Net realized gain (loss)	$5,297,817
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $4,769 decrease in deferred country tax)	$(7,697,894)
Translation of assets and liabilities in foreign currencies	(640)
Net unrealized gain (loss)	$(7,698,534)
Net realized and unrealized gain (loss)	$(2,400,717)
Change in net assets from operations	$(2,098,869)

See Notes to Financial Statements

10

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$301,848	$291,982
Net realized gain (loss)	5,297,817	3,022,903
Net unrealized gain (loss)	(7,698,534)	11,530,112
Change in net assets from operations	$(2,098,869)	$14,844,997
Total distributions to shareholders (a)	$(3,336,024)	$(2,400,071)
Change in net assets from fund share transactions	$(6,308,369)	$(3,564,898)
Total change in net assets	$(11,743,262)	$8,880,028

Net assets
At beginning of period	57,416,477	48,536,449
At end of period (b)	$45,673,215	$57,416,477

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income and from net realized gain were $575,035 and $1,825,036, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $288,725.

See Notes to Financial Statements

11

MFS Global Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$26.53	$21.00	$20.88		$22.45	$21.63

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.13	$0.25	(c)	$0.12	$0.20
Net realized and unrealized gain (loss)	(1.23)	6.51	1.08		(0.53)	0.73
Total from investment operations	$(1.08)	$6.64	$1.33		$(0.41)	$0.93

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.27)	$(0.13)		$(0.22)	$(0.11)
From net realized gain	(1.59)	(0.84)	(1.08)		(0.94)	—
Total distributions declared to shareholders	$(1.73)	$(1.11)	$(1.21)		$(1.16)	$(0.11)
Net asset value, end of period (x)	$23.72	$26.53	$21.00		$20.88	$22.45
Total return (%) (k)(r)(s)(x)	(4.83)	32.14	6.07	(c)	(1.54)	4.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.17	0.72	(c)	1.17	1.20
Expenses after expense reductions (f)	1.00	1.00	0.55	(c)	1.01	1.12
Net investment income (loss)	0.56	0.55	1.18	(c)	0.52	0.91
Portfolio turnover	22	21	25		26	25
Net assets at end of period (000 omitted)	$43,919	$54,886	$46,182		$48,932	$55,050

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$26.44	$20.94	$20.82		$22.38	$21.55

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.07	$0.20	(c)	$0.06	$0.14
Net realized and unrealized gain (loss)	(1.24)	6.48	1.08		(0.53)	0.73
Total from investment operations	$(1.15)	$6.55	$1.28		$(0.47)	$0.87

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.21)	$(0.08)		$(0.15)	$(0.04)
From net realized gain	(1.59)	(0.84)	(1.08)		(0.94)	—
Total distributions declared to shareholders	$(1.64)	$(1.05)	$(1.16)		$(1.09)	$(0.04)
Net asset value, end of period (x)	$23.65	$26.44	$20.94		$20.82	$22.38
Total return (%) (k)(r)(s)(x)	(5.06)	31.77	5.85	(c)	(1.82)	4.05

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	1.42	0.94	(c)	1.42	1.45
Expenses after expense reductions (f)	1.25	1.25	0.77	(c)	1.26	1.37
Net investment income (loss)	0.34	0.31	0.94	(c)	0.27	0.63
Portfolio turnover	22	21	25		26	25
Net assets at end of period (000 omitted)	$1,754	$2,530	$2,355		$2,031	$2,372

See Notes to Financial Statements

12

MFS Global Growth Portfolio

Financial Highlights – continued

(c)

Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. Excluding the effect of the reimbursement of expenses, the total return for the year ended December 31, 2016 would have been approximately 0.55% lower.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

14

MFS Global Growth Portfolio

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$26,032,266	$—	$—	$26,032,266
United Kingdom	3,592,764	—	—	3,592,764
Switzerland	—	2,603,686	—	2,603,686
France	2,415,887	—	—	2,415,887
Japan	—	2,041,185	—	2,041,185
Germany	1,996,077	—	—	1,996,077
China	1,049,769	—	—	1,049,769
Taiwan	942,829	—	—	942,829
India	900,574	—	—	900,574
Other Countries	3,028,549	808,257	—	3,836,806
Mutual Funds	298,797	—	—	298,797
Total	$40,257,512	$5,453,128	$—	$45,710,640

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of

15

MFS Global Growth Portfolio

Notes to Financial Statements – continued

the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	12/31/18	12/31/17
Ordinary income (including any short-term capital gains)	$701,022	$717,053
Long-term capital gains	2,635,002	1,683,018
Total distributions	$3,336,024	$2,400,071

16

MFS Global Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$32,843,664
Gross appreciation	14,451,599
Gross depreciation	(1,584,623)
Net unrealized appreciation (depreciation)	$12,866,976

Undistributed ordinary income	633,777
Undistributed long-term capital gain	5,000,726
Other temporary differences	(13)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$258,094	$554,963	$2,958,456	$1,744,112
Service Class	3,919	20,072	115,555	80,924
Total	$262,013	$575,035	$3,074,011	$1,825,036

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $5,188, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, this reduction amounted to $89,814, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $1,623, which equated to 0.0030% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $138.

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MFS Global Growth Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0334% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $100 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in sale transactions pursuant to this policy, which amounted to $22,415. The sales transactions resulted in net realized gains (losses) of $(1,793).

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to December 31, 2018, this reimbursement amounted to $3,128, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $11,669,025 and $20,890,333, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	33,609	$889,691	97,291	$2,411,672
Service Class	5,546	148,393	4,256	102,294
	39,155	$1,038,084	101,547	$2,513,966

Shares issued to shareholders in reinvestment of distributions
Initial Class	119,842	$3,216,550	95,003	$2,299,075
Service Class	4,460	119,474	4,184	100,996
	124,302	$3,336,024	99,187	$2,400,071

Shares reacquired
Initial Class	(370,676)	$(9,821,213)	(322,462)	$(7,873,956)
Service Class	(31,503)	(861,264)	(25,227)	(604,979)
	(402,179)	$(10,682,477)	(347,689)	$(8,478,935)

Net change
Initial Class	(217,225)	$(5,714,972)	(130,168)	$(3,163,209)
Service Class	(21,497)	(593,397)	(16,787)	(401,689)
	(238,722)	$(6,308,369)	(146,955)	$(3,564,898)

18

MFS Global Growth Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $323 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		480,970	10,912,719	(11,094,863)	298,826

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(95)	$—	$—	$7,740	$298,797

19

MFS Global Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Growth Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Global Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

21

MFS Global Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

22

MFS Global Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) David Antonelli Jeffrey Constantino Joseph Skorski

23

MFS Global Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Global Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

25

MFS Global Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,899,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 46.70% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

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FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2018

MFS® Global Research Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

RES-ANN

MFS® Global Research Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Research Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	2.5%
Amazon.com, Inc.	2.1%
Alphabet, Inc., “A”	1.9%
Salesforce.com, Inc.	1.4%
AIA Group Ltd.	1.4%
Facebook, Inc., “A”	1.4%
HDFC Bank Ltd.	1.4%
Medtronic PLC	1.3%
Honeywell International, Inc.	1.3%
Aon PLC	1.3%

Global equity sectors (k)
Financial Services	20.3%
Technology	19.5%
Capital Goods	16.9%
Health Care	11.9%
Consumer Cyclicals	10.8%
Energy	9.1%
Consumer Staples	6.6%
Telecommunications/Cable Television	4.3%

Issuer country weightings (x)
United States	60.4%
United Kingdom	5.1%
Switzerland	4.9%
Japan	4.5%
France	4.5%
Canada	3.1%
Hong Kong	2.6%
Germany	2.3%
China	2.0%
Other Countries	10.6%

Currency exposure weightings (y)
United States Dollar	62.3%
Euro	11.8%
Swiss Franc	4.9%
British Pound Sterling	4.8%
Japanese Yen	4.5%
Hong Kong Dollar	3.6%
Canadian Dollar	2.6%
Taiwan Dollar	1.4%
Indian Rupee	1.4%
Other Currencies	2.7%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Research Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Global Research Portfolio (“fund”) provided a total return of –8.83%, while Service Class shares of the fund provided a total return of –9.06%. These compare with a return of –9.42% over the same period for the fund’s benchmark, the MSCI All Country World Index (net div).

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Contributors to Performance

Stock selection in both the technology and capital goods sectors was a primary contributor to performance relative to the MSCI All Country World Index. Within the technology sector, the fund’s overweight positions in customer information software manager Salesforce.com, digital marketing and media solutions provider Adobe Systems and global banking and payment technologies provider Fidelity National Information Services supported relative returns. The stock price of Adobe Systems appreciated as the company delivered strong earnings results, driven by perpetual Acrobat revenues and healthy revenue growth in the company’s Creative Cloud, Document Cloud and Experience Cloud services divisions. Within the capital goods sector, there were no individual stocks that were among the portfolio’s largest relative contributors during the reporting period.

Elsewhere, the fund’s overweight positions in athletic shoes and apparel manufacturer NIKE, medical device maker Medtronic, risk management and human capital consulting services provider Aon, e-commerce and cloud services giant Amazon.com and financial services company Credicorp (Peru) helped relative performance. Shares of Medtronic advanced during the period, driven by strong growth across all regions and business segments. Management also increased organic revenue growth guidance for 2019, which further supported the stock. Additionally, the fund’s position in shares of real estate investment trust Store Capital (b) and banking and financial services provider HDFC Bank (b) (India) bolstered relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposures than the benchmark.

Detractors from Performance

Stock selection in both the health care and consumer staples sectors detracted from relative performance. Within the health care sector, the fund’s overweight position in shares of pharmaceutical company Bayer AG (Germany), and not owning shares of pharmaceutical company Merck, weakened relative returns. The stock price of Bayer depreciated after a court awarded damages to an individual who claimed to have contracted Non-Hodgkin’s Lymphoma cancer from glyphosate herbicide, which was discovered and branded as Roundup by Monsanto, whom Bayer acquired in 2018. The stock traded significantly lower after the news, as

3

MFS Global Research Portfolio

Management Review – continued

investors appeared to have been concerned that more lawsuits would be filed against Bayer. Within the consumer staples sector, the fund’s overweight position in beauty products company Coty (h) hindered relative results.

Elsewhere, the fund’s overweight positions in information technology company DXC Technology, global banking group BNP Paribas (France), private banking services provider Julius Baer Group (Switzerland), industrial process technology manufacturer GEA Group (Germany), diversified financial services firm Citigroup, investment management and banking firm UBS (Switzerland) and general merchandise retailer Sundrug (Japan) were also among the top relative detractors during the reporting period. The stock price of DXC Technology declined late in the period after the company missed, then lowered, its revenue expectations, driven by execution challenges in its Digital business and foreign exchange headwinds.

Respectfully,

Portfolio Manager(s)

James Keating and Joseph MacDougall

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective November 6, 2018, Ben Kottler is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Research Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	(8.83)%	4.15%	9.47%
Service Class	8/24/01	(9.06)%	3.89%	9.19%

Comparative benchmark(s)
MSCI All Country World Index (net div) (f)		(9.42)%	4.26%	9.46%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI All Country World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Research Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.86%	$1,000.00	$898.99	$4.12
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
Service Class	Actual	1.11%	$1,000.00	$897.75	$5.31
	Hypothetical (h)	1.11%	$1,000.00	$1,019.61	$5.65

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.85%, $4.07, and $4.33 for Initial Class and 1.10%, $5.26, and $5.60 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

6

MFS Global Research Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.4%
Aerospace – 3.0%
Honeywell International, Inc.	8,312	$1,098,182
Northrop Grumman Corp.	3,089	756,496
United Technologies Corp.	5,588	595,010

		$2,449,688

Alcoholic Beverages – 1.5%
AmBev S.A., ADR	72,593	$284,565
China Resources Beer Holdings Co. Ltd.	116,000	405,159
Constellation Brands, Inc., “A”	2,207	354,930
Thai Beverage PLC	484,400	216,797

		$1,261,451

Apparel Manufacturers – 1.9%
LVMH Moet Hennessy Louis Vuitton SE	2,428	$718,281
NIKE, Inc., “B”	11,920	883,749

		$1,602,030

Biotechnology – 0.7%
Biogen, Inc. (a)	1,814	$545,869

Brokerage & Asset Managers – 2.6%
Blackstone Group LP	20,878	$622,373
NASDAQ, Inc.	5,436	443,415
TD Ameritrade Holding Corp.	12,768	625,121
TMX Group Ltd.	9,578	496,229

		$2,187,138

Business Services – 5.2%
Accenture PLC, “A”	4,071	$574,052
Cognizant Technology Solutions Corp., “A”	9,513	603,885
DXC Technology Co.	12,387	658,617
Fidelity National Information Services, Inc.	9,664	991,043
Fiserv, Inc. (a)	9,290	682,722
Global Payments, Inc.	8,051	830,300

		$4,340,619

Cable TV – 1.0%
Comcast Corp., “A”	23,447	$798,370

Chemicals – 1.9%
DowDuPont, Inc.	15,093	$807,174
PPG Industries, Inc.	7,670	784,104

		$1,591,278

Computer Software – 5.1%
Adobe Systems, Inc. (a)	4,498	$1,017,628
Microsoft Corp.	20,228	2,054,558
Salesforce.com, Inc. (a)	8,633	1,182,462

		$4,254,648

Computer Software – Systems – 0.6%
Constellation Software, Inc.	823	$526,800

Construction – 2.2%
Sherwin-Williams Co.	1,930	$759,378
Techtronic Industries Co. Ltd.	71,500	379,848

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Construction – continued
Toll Brothers, Inc.	8,027	$264,329
Vulcan Materials Co.	4,466	441,241

		$1,844,796

Consumer Products – 1.2%
Kao Corp.	4,800	$353,884
L’Oréal	1,144	263,721
Reckitt Benckiser Group PLC	5,355	410,416

		$1,028,021

Consumer Services – 0.9%
Bookings Holdings, Inc. (a)	407	$701,025

Containers – 0.6%
Berry Global Group, Inc. (a)	10,276	$488,418

Electrical Equipment – 2.0%
HD Supply Holdings, Inc. (a)	11,744	$440,635
Resideo Technologies, Inc. (a)	1,385	28,462
Schneider Electric S.A.	11,578	792,215
TE Connectivity Ltd.	5,595	423,150

		$1,684,462

Electronics – 2.7%
Analog Devices, Inc.	8,519	$731,186
NVIDIA Corp.	2,655	354,442
Taiwan Semiconductor Manufacturing Co. Ltd.	121,000	887,709
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,634	281,771

		$2,255,108

Energy – Independent – 2.0%
EOG Resources, Inc.	8,499	$741,198
Marathon Petroleum Corp.	7,903	466,356
Oil Search Ltd.	93,048	469,254

		$1,676,808

Energy – Integrated – 1.9%
BP PLC	138,148	$873,286
Suncor Energy, Inc.	25,220	704,394

		$1,577,680

Food & Beverages – 3.1%
Danone S.A.	5,977	$421,230
Mondelez International, Inc.	14,341	574,070
Nestle S.A.	10,598	861,626
PepsiCo, Inc.	6,265	692,157

		$2,549,083

Food & Drug Stores – 1.0%
Sundrug Co. Ltd.	15,900	$472,954
Tesco PLC	148,958	360,927

		$833,881

7

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Gaming & Lodging – 0.8%
Hilton Worldwide Holdings, Inc.	4,843	$347,727
Paddy Power Betfair PLC	3,790	309,167

		$656,894

Health Maintenance Organizations – 0.6%
Cigna Corp.	2,446	$464,544

Insurance – 3.6%
AIA Group Ltd.	141,000	$1,170,424
Aon PLC	7,223	1,049,935
Chubb Ltd.	5,788	747,694

		$2,968,053

Internet – 4.5%
Alphabet, Inc., “A” (a)(s)	1,536	$1,605,059
Alphabet, Inc., “C” (a)	211	218,514
Baidu, Inc., ADR (a)	2,084	330,522
Facebook, Inc., “A” (a)(s)	8,882	1,164,341
LogMeIn, Inc.	5,407	441,049

		$3,759,485

Leisure & Toys – 0.7%
Electronic Arts, Inc. (a)	7,206	$568,625

Machinery & Tools – 2.8%
Flowserve Corp.	9,989	$379,782
GEA Group AG	12,889	332,270
Kubota Corp.	31,700	446,362
Roper Technologies, Inc.	2,742	730,798
Schindler Holding AG	1,943	386,020

		$2,275,232

Major Banks – 2.8%
Barclays PLC	234,091	$449,110
BNP Paribas	17,998	814,022
Mitsubishi UFJ Financial Group, Inc.	80,800	398,436
UBS AG	55,540	693,304

		$2,354,872

Medical & Health Technology & Services – 0.9%
ICON PLC (a)	5,434	$702,127

Medical Equipment – 4.6%
Boston Scientific Corp. (a)	14,074	$497,375
Danaher Corp.	8,072	832,385
EssilorLuxottica	5,321	673,362
Medtronic PLC	12,141	1,104,345
PerkinElmer, Inc.	8,710	684,171

		$3,791,638

Metals & Mining – 0.8%
Rio Tinto Ltd.	13,572	$645,248

Natural Gas – Distribution – 0.5%
China Resources Gas Group Ltd.	112,000	$443,394

Natural Gas – Pipeline – 1.0%
Enbridge, Inc.	13,087	$406,548
Enterprise Products Partners LP	18,133	445,891

		$852,439

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Network & Telecom – 1.3%
Cisco Systems, Inc.	23,956	$1,038,014

Oil Services – 0.4%
Schlumberger Ltd.	9,066	$327,101

Other Banks & Diversified Financials – 9.3%
Aeon Credit Service Co. Ltd.	31,100	$558,673
Citigroup, Inc. (s)	20,056	1,044,115
Credicorp Ltd.	4,246	941,211
HDFC Bank Ltd.	37,470	1,138,725
Intesa Sanpaolo S.p.A.	340,803	755,313
Julius Baer Group Ltd.	12,600	450,246
KBC Groep N.V.	12,149	788,969
Mastercard, Inc., “A”	5,420	1,022,483
U.S. Bancorp	22,158	1,012,621

		$7,712,356

Pharmaceuticals – 5.2%
Bayer AG	10,254	$711,490
Elanco Animal Health, Inc. (a)	10,079	317,791
Johnson & Johnson	7,414	956,777
Roche Holding AG	3,933	972,529
Santen Pharmaceutical Co. Ltd.	49,500	708,393
Zoetis, Inc.	7,716	660,027

		$4,327,007

Printing & Publishing – 0.6%
RELX Group PLC	24,337	$501,077

Railroad & Shipping – 1.0%
Canadian Pacific Railway Ltd.	2,556	$453,997
DP World Ltd.	22,956	392,547

		$846,544

Real Estate – 1.9%
LEG Immobilien AG	8,102	$845,855
Store Capital Corp., REIT	26,301	744,581

		$1,590,436

Restaurants – 1.5%
Starbucks Corp.	10,974	$706,726
Yum China Holdings, Inc.	14,770	495,238

		$1,201,964

Specialty Chemicals – 2.6%
Akzo Nobel N.V.	6,121	$493,725
Croda International PLC	7,633	455,804
Linde PLC	4,745	753,238
Sika AG	3,424	435,168

		$2,137,935

Specialty Stores – 3.5%
Amazon.com, Inc. (a)	1,180	$1,772,325
Costco Wholesale Corp.	2,838	578,129
Dufry AG	2,618	248,641
Just Eat PLC (a)	39,624	296,362

		$2,895,457

8

MFS Global Research Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Telecommunications – Wireless – 2.8%
Advanced Info Service PLC	116,500	$617,207
American Tower Corp., REIT	3,922	620,421
KDDI Corp.	34,200	814,989
Tele2 AB, “B”	22,557	288,230

		$2,340,847

Telephone Services – 0.5%
Hellenic Telecommunications Organization S.A.	36,967	$403,219

Tobacco – 0.8%
British American Tobacco PLC	6,137	$195,555
Philip Morris International, Inc.	6,451	430,669

		$626,224

Utilities – Electric Power – 3.3%
CLP Holdings Ltd.	56,000	$632,910
CMS Energy Corp.	18,399	913,510
Iberdrola S.A.	63,782	512,863
NextEra Energy, Inc.	3,689	641,222

		$2,700,505

Total Common Stocks (Identified Cost, $76,229,035)		$82,328,410

INVESTMENT COMPANIES (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $503,435)	503,451	$503,401

OTHER ASSETS, LESS LIABILITIES – 0.0%		32,353

NET ASSETS – 100.0%		$82,864,164

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $503,401 and $82,328,410, respectively.

(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At December 31, 2018, the fund had cash collateral of $2,538 and other liquid securities with an aggregate value of $569,848 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

9

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $76,229,035)	$82,328,410
Investments in affiliated issuers, at value (identified cost, $503,435)	503,401
Deposits with brokers	2,538
Receivables for
Fund shares sold	11,967
Interest and dividends	148,389
Receivable from investment adviser	2,296
Other assets	901
Total assets	$82,997,902

Liabilities
Payables for
Investments purchased	$12,426
Fund shares reacquired	53,912
Payable to affiliates
Shareholder servicing costs	18
Distribution and/or service fees	150
Payable for independent Trustees’ compensation	5
Deferred country tax expense payable	3,573
Accrued expenses and other liabilities	63,654
Total liabilities	$133,738
Net assets	$82,864,164

Net assets consist of
Paid-in capital	$68,169,587
Total distributable earnings (loss)	14,694,577
Net assets	$82,864,164
Shares of beneficial interest outstanding	3,070,144

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$77,345,093	2,864,908	$27.00
Service Class	5,519,071	205,236	26.89

See Notes to Financial Statements

10

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$1,954,542
Dividends from affiliated issuers	10,426
Income on securities loaned	4,170
Other	387
Interest	74
Foreign taxes withheld	(104,414)
Total investment income	$1,865,185
Expenses
Management fee	$740,138
Distribution and/or service fees	16,748
Shareholder servicing costs	2,362
Administrative services fee	24,415
Independent Trustees’ compensation	3,532
Custodian fee	40,041
Shareholder communications	15,185
Audit and tax fees	62,781
Legal fees	900
Miscellaneous	25,003
Total expenses	$931,105
Reduction of expenses by investment adviser	(44,548)
Net expenses	$886,557
Net investment income (loss)	$978,628

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,690 country tax)	$7,597,818
Affiliated issuers	(74)
Foreign currency	(6,462)
Net realized gain (loss)	$7,591,282
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $6,534 decrease in deferred country tax)	$(16,335,567)
Affiliated issuers	(1)
Translation of assets and liabilities in foreign currencies	(1,354)
Net unrealized gain (loss)	$(16,336,922)
Net realized and unrealized gain (loss)	$(8,745,640)
Change in net assets from operations	$(7,767,012)

See Notes to Financial Statements

11

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$978,628	$993,059
Net realized gain (loss)	7,591,282	8,681,235
Net unrealized gain (loss)	(16,336,922)	13,816,166
Change in net assets from operations	$(7,767,012)	$23,490,460
Total distributions to shareholders (a)	$(6,655,034)	$(1,601,030)
Change in net assets from fund share transactions	$(8,459,434)	$(14,840,181)
Total change in net assets	$(22,881,480)	$7,049,249

Net assets
At beginning of period	105,745,644	98,696,395
At end of period (b)	$82,864,164	$105,745,644

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income were $1,601,030.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $995,382.

See Notes to Financial Statements

12

MFS Global Research Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$31.74	$25.69	$24.63		$25.18	$24.85

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.28	$0.41	(c)	$0.25	$0.29
Net realized and unrealized gain (loss)	(2.82)	6.24	0.93		(0.47)	0.31
Total from investment operations	$(2.50)	$6.52	$1.34		$(0.22)	$0.60

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.47)	$(0.28)		$(0.33)	$(0.27)
From net realized gain	(1.91)	—	—		—	—
Total distributions declared to shareholders	$(2.24)	$(0.47)	$(0.28)		$(0.33)	$(0.27)
Net asset value, end of period (x)	$27.00	$31.74	$25.69		$24.63	$25.18
Total return (%) (k)(r)(s)(x)	(8.83)	25.51	5.44	(c)	(0.81)	2.40

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.92	0.78	(c)	0.92	0.92
Expenses after expense reductions (f)	0.88	0.92	0.77	(c)	0.91	0.91
Net investment income (loss)	1.01	0.97	1.64	(c)	0.98	1.15
Portfolio turnover	22	33	40		40	37
Net assets at end of period (000 omitted)	$77,345	$98,434	$91,281		$98,321	$113,018
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	N/A	N/A	N/A		N/A	0.91

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$31.61	$25.59	$24.52		$25.06	$24.72

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.21	$0.34	(c)	$0.19	$0.23
Net realized and unrealized gain (loss)	(2.82)	6.20	0.94		(0.47)	0.31
Total from investment operations	$(2.58)	$6.41	$1.28		$(0.28)	$0.54

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.39)	$(0.21)		$(0.26)	$(0.20)
From net realized gain	(1.91)	—	—		—	—
Total distributions declared to shareholders	$(2.14)	$(0.39)	$(0.21)		$(0.26)	$(0.20)
Net asset value, end of period (x)	$26.89	$31.61	$25.59		$24.52	$25.06
Total return (%) (k)(r)(s)(x)	(9.06)	25.17	5.21	(c)	(1.09)	2.15

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.17	1.03	(c)	1.17	1.17
Expenses after expense reductions (f)	1.13	1.17	1.02	(c)	1.16	1.16
Net investment income (loss)	0.76	0.73	1.39	(c)	0.74	0.90
Portfolio turnover	22	33	40		40	37
Net assets at end of period (000 omitted)	$5,519	$7,312	$7,415		$8,151	$9,551
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	N/A	N/A	N/A		N/A	1.16

See Notes to Financial Statements

13

MFS Global Research Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Global Research Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Research Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments

15

MFS Global Research Portfolio

Notes to Financial Statements – continued

and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$49,540,217	$—	$—	$49,540,217
United Kingdom	4,187,786	—	—	4,187,786
Switzerland	—	4,047,534	—	4,047,534
Japan	—	3,753,691	—	3,753,691
France	3,682,831	—	—	3,682,831
Canada	2,587,968	—	—	2,587,968
Hong Kong	2,183,181	—	—	2,183,181
Germany	1,889,615	—	—	1,889,615
China	1,674,314	—	—	1,674,314
Other Countries	7,120,522	1,660,751	—	8,781,273
Mutual Funds	503,401	—	—	503,401
Total	$73,369,835	$9,461,976	$—	$82,831,811

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the

16

MFS Global Research Portfolio

Notes to Financial Statements – continued

lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$952,020	$1,601,030
Long-term capital gains	5,703,014	—
Total distributions	$6,655,034	$1,601,030

17

MFS Global Research Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$76,833,691
Gross appreciation	13,696,434
Gross depreciation	(7,698,314)
Net unrealized appreciation (depreciation)	$5,998,120

Undistributed ordinary income	1,132,643
Undistributed long-term capital gain	7,435,745
Other temporary differences	128,069

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$905,232	$1,502,165	$5,317,564	$—
Service Class	46,788	98,865	385,450	—
Total	$952,020	$1,601,030	$5,703,014	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $300 million	0.75%
In excess of $300 million	0.675%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $9,386, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Effective August 1, 2018, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.85% of average daily net assets for the Initial Class shares and 1.10% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the period from August 1, 2018 through December 31, 2018, this reduction amounted to $35,162, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $2,246, which equated to 0.0023% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $116.

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Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0248% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $168 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $124,156 and $751,091, respectively. The sales transactions resulted in net realized gains (losses) of $181,875.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $21,261,188 and $35,211,085, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	21,167	$662,568	26,267	$775,526
Service Class	13,000	400,637	7,463	214,891
	34,167	$1,063,205	33,730	$990,417
Shares issued to shareholders in reinvestment of distributions
Initial Class	199,449	$6,222,796	51,146	$1,502,165
Service Class	13,898	432,238	3,377	98,865
	213,347	$6,655,034	54,523	$1,601,030
Shares reacquired
Initial Class	(457,412)	$(14,510,661)	(528,496)	$(15,420,190)
Service Class	(52,984)	(1,667,012)	(69,314)	(2,011,438)
	(510,396)	$(16,177,673)	(597,810)	$(17,431,628)
Net change
Initial Class	(236,796)	$(7,625,297)	(451,083)	$(13,142,499)
Service Class	(26,086)	(834,137)	(58,474)	(1,697,682)
	(262,882)	$(8,459,434)	(509,557)	$(14,840,181)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion

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MFS Global Research Portfolio

Notes to Financial Statements – continued

of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $573 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		477,596	16,614,705	(16,588,850)	503,451

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(74)	$(1)	$—	$10,426	$503,401

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MFS Global Research Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Research Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Research Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Global Research Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

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MFS Global Research Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

23

MFS Global Research Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) James Keating Joseph MacDougall

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MFS Global Research Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve

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MFS Global Research Portfolio

Board Review of Investment Advisory Agreement – continued

investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to implement an expense limitation for the Fund effective August 1, 2018, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

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MFS Global Research Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $6,274,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 70.98% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

Annual Report

December 31, 2018

MFS® Global Tactical Allocation Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

WTS-ANN

MFS® Global Tactical Allocation Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Global Tactical Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio Structure

			Tactical Overlay (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	27.3%	13.4%	(8.3)%	32.4%
	Europe ex-U.K.	11.0%	3.0%	0.0%	14.0%
	Asia/Pacific ex-Japan	1.4%	7.7%	0.0%	9.1%
	Japan	5.1%	0.0%	(1.2)%	3.9%
	Emerging Markets	3.7%	0.0%	0.0%	3.7%
	United Kingdom	2.8%	0.0%	(0.4)%	2.4%
	Supranational	0.8%	0.0%	0.0%	0.8%
	North America ex-U.S.	4.6%	0.0%	(10.2)%	(5.6)%
	Total	56.7%	24.1%	(20.1)%	60.7%
Equity	U.S. Large Cap	15.7%	0.0%	(2.0)%	13.7%
	Europe ex-U.K.	6.3%	8.8%	(4.4)%	10.7%
	United Kingdom	2.2%	4.1%	0.0%	6.3%
	Emerging Markets	1.7%	8.4%	(5.4)%	4.7%
	Asia/Pacific ex-Japan	0.4%	2.7%	(0.1)%	3.0%
	Japan	2.3%	0.0%	(1.9)%	0.4%
	North America ex-U.S.	1.2%	0.0%	(1.7)%	(0.5)%
	U.S. Small/Mid Cap	1.1%	0.0%	(3.6)%	(2.5)%
	Total	30.9%	24.0%	(19.1)%	35.8%
Real Estate-related	Non-U.S.	0.8%	0.0%	0.0%	0.8%
	U.S.	0.4%	0.0%	0.0%	0.4%
	Total	1.2%	0.0%	0.0%	1.2%
Fixed Income (inflation-adjusted)	U.S.	0.7%	0.0%	0.0%	0.7%
	Total	0.7%	0.0%	0.0%	0.7%
Cash	Cash & Cash Equivalents (d)				4.8%
	Other (e)				(3.2)%
	Total				1.6%
	Total Net Exposure Summary				100.0%

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	35%	0 to 70%
Fixed Income, Cash and Cash Equivalents	65%	30 to 100%

Top ten holdings (c)
U.S. Treasury Note 5 yr Future – MAR 2019	11.2%
Australian Treasury Bond 10 yr Future – MAR 2019	7.7%
U.S. Treasury Note 2 yr Future – MAR 2019	4.2%
FTSE 100 Index Future – MAR 2019	4.1%
OMX Index Future – JAN 2019	4.0%
MSCI Taiwan Index Future – JAN 2019	3.2%
Government of Japan, 0.5%, 6/20/2038	2.8%
BIST 30 Index Future – FEB 2019	2.8%
U.S. Treasury Note 10 yr Future – MAR 2019	(7.9)%
Canadian Treasury Bond 10 yr Future – MAR 2019	(10.2)%

MFS Global Tactical Allocation Portfolio

Portfolio Composition – continued

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within these ranges after taking into account the tactical overlay.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

MFS Global Tactical Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Global Tactical Allocation Portfolio (“fund”) provided a total return of –4.50%, while Service Class shares of the fund provided a total return of –4.80%. These compare with a return of –1.20% over the same period for the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index. The fund’s other benchmarks, the MSCI World Index (net div) and the MFS Global Tactical Allocation Blended Index (“Blended Index”), generated total returns of –8.71% and –2.11%, respectively. The Blended Index reflects the blended returns of equity and fixed income indices, with percentage allocations to each index designed to resemble the strategic allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). Derivatives include futures, forward contracts, options, structured securities and swaps.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Detractors from Performance

Within the equity portion of the fund, stock selection in the consumer staples, information technology and consumer discretionary sectors held back performance relative to the MSCI World Index. Within the consumer staples sector, overweight positions in tobacco company Philip Morris International and global food company General Mills, as well as the timing of the fund’s ownership in shares of household products maker Procter & Gamble (h), weakened relative results. Within the information technology sector, not holding shares of strong-performing software giant Microsoft hindered relative returns. Within the consumer discretionary sector, not holding shares of internet retailer Amazon.com dampened relative performance as the stock outpaced the benchmark over the reporting period.

Stocks in other sectors that weighed on relative results included the fund’s overweight positions in pharmaceutical company Bayer (Germany), oil field services company Schlumberger, investment management and banking firm UBS (Switzerland) and telecommunications company Vodafone Group (United Kingdom). The timing of the fund’s ownership in shares of pharmaceutical firm Merck & Co. (h) also held back relative performance.

Within the fixed income portion of the fund, currency hedging detracted from performance relative to the Bloomberg Barclays Global Aggregate Bond Index. The fund’s asset allocation decisions also weakened relative returns. Specifically, from a quality perspective, an underweight exposure to “AAA” and “A” rated (r) bonds weighed on relative results. From a sector perspective, the fund’s overweight exposures to the financials, utilities and industrials sectors hindered relative returns.

MFS Global Tactical Allocation Portfolio

Management Review – continued

The fund’s tactical overlay detracted from absolute performance, led by its allocation to both Asia Pacific and Emerging Markets equities, via equity index futures, particularly, its long exposures to Hong Kong and Turkey and short exposure to India. A short exposure to the Canadian fixed income market, via fixed income index futures, also slightly weighed on relative returns. Lastly, from a currency perspective, the fund’s long exposure to the Norwegian krone dampened relative results.

Contributors to Performance

Within the equity portion of the fund, stock selection in the materials, industrials and financials sectors strengthened relative performance. Although security selection in the materials sector supported relative returns, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period. Within the industrials sector, not owning shares of poor-performing industrial conglomerate General Electric helped relative results. Within the financials sector, an overweight position in risk management and human capital consulting services provider Aon benefited relative performance as the stock outpaced the benchmark.

Elsewhere, the fund’s overweight positions in pharmaceutical giant Pfizer, pharmaceutical and medical products maker Abbott Laboratories, utility services provider Exelon, seafood company Mowi (h) (Norway), office and consumer paper products manufacturer Kimberly-Clark, medical device maker Medtronic and pharmaceutical company Eli Lilly supported relative returns. Not holding shares of poor-performing social media company Facebook also helped relative results as the stock lagged the benchmark during the reporting period.

Within the fixed income portion of the fund, yield curve (y) positioning, notably the fund’s shorter duration (d) exposure in the US, where interest rates generally rose, supported relative returns. Additionally, the fund’s active currency positioning was a modestly positive contributor during the reporting period.

Within the fund’s tactical overlay, the fund’s allocation to Brazilian equity markets had the largest positive impact on relative returns. The fund’s allocation to Europe ex-UK and North American equity markets also helped absolute returns, most notably, its short exposure to German and Spanish equity markets, and to US small-capitalization stocks. Long exposures to the fixed income markets of Germany and Australia, as well as yield curve positioning within the U.S., further strengthened results. From a currency perspective, short exposures to both the euro and Swiss franc benefited the fund’s performance.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara, Pilar Gomez-Bravo, Steven Gorham, Vipin Narula, Ben Nastou, Robert Persons, Jonathan Sage, Natalie Shapiro, Robert Spector, and Erik Weisman

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective June 30, 2018, Pablo De La Mata, Richard Hawkins, and Benjamin Stone are no longer Portfolio Managers of the Fund. Effective February 1, 2019, Andrew Li became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Global Tactical Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	(4.50)%	2.81%	5.39%
Service Class	8/24/01	(4.80)%	2.55%	5.11%

Comparative benchmark(s)
Bloomberg Barclays Global Aggregate Bond Index (f)		(1.20)%	1.08%	2.49%
MFS Global Tactical Allocation Blended Index (f)(w)		(2.11)%	3.72%	5.91%
Bloomberg Barclays Global Aggregate Bond Index Hedged (f)		1.76%	3.44%	3.78%
MSCI World Index (net div) (f)		(8.71)%	4.56%	9.67%

(f)	Source: FactSet Research Systems Inc.
(w)	As of December, 31, 2018, MFS Global Tactical Allocation Blended Index was comprised of 35% MSCI World Index (net div), 54% Bloomberg Barclays Global Aggregate Bond Index Hedged, and 11% Bloomberg Barclays Global Aggregate Bond Index.

Benchmark Definition(s)

Bloomberg Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate Bond Index Hedged – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MSCI World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

MFS Global Tactical Allocation Portfolio

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

Performance information prior to February 8, 2010 reflects time periods when the fund (i) had a policy of investing between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed income senior securities and (ii) did not employ a tactical asset allocation overlay. The fund’s investment policies and strategies changed effective February 8, 2010.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Global Tactical Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.81%	$1,000.00	$981.16	$4.04
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$979.81	$5.29
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.03% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

MFS Global Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)
BONDS – 63.4%
Aerospace – 0.3%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027		$370,000	$344,629
L3 Technologies, Inc., 3.85%, 6/15/2023		555,000	555,829
Lockheed Martin Corp., 3.55%, 1/15/2026		749,000	743,585
Rolls-Royce Holdings PLC, 0.875%, 5/09/2024	EUR	400,000	443,000

			$2,087,043

Apparel Manufacturers – 0.1%
Coach, Inc., 4.125%, 7/15/2027		$493,000	$461,550

Asset-Backed & Securitized – 2.9%
Chesapeake Funding II LLC, 2016-1A, “A2”, FLR, 3.605% (LIBOR - 1mo. + 1.15%), 3/15/2028 (n)		$451,928	$452,778
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 3.455% (LIBOR - 1mo. + 1%), 6/15/2028 (z)		469,764	470,944
CPS Auto Trust, 2016-D, “B”, 2.11%, 3/15/2021 (n)		813,126	810,737
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.336% (LIBOR - 3mo. + 0.9%), 4/15/2029 (z)		1,292,000	1,275,881
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 3.456% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)		2,040,000	2,010,465
Flatiron CLO Ltd., 2013-1A, “A2R”, FLR, 4.098% (LIBOR - 3mo. + 1.65%), 1/17/2026 (n)		1,991,841	1,989,823
Fort Cre LLC, 2018-1A, “A1”, FLR, 3.829% (LIBOR - 1mo. + 1.2%), 10/21/2023 (n)		584,500	581,444
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048		2,570,000	2,572,813
Kref Ltd., 2018-FL1, “A”, FLR, 3.402% (LIBOR - 1mo. + 1.1%), 6/15/2036 (z)		773,500	773,486
Magnetite CLO Ltd., 2012-7A, “A1R2”, FLR, 3.236% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)		1,398,000	1,371,857
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050		659,762	652,578
Octagon Investment Partners XVII Ltd., 2013-1A, “BR2”, FLR, 3.889% (LIBOR - 3mo. + 1.4%), 1/25/2031 (n)		2,275,000	2,183,500
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048		2,271,943	2,274,389

			$17,420,695

Issuer	Shares/Par		Value ($)
BONDS – continued
Automotive – 0.7%
Ferrari N.V., 1.5%, 3/16/2023	EUR	1,100,000	$1,260,158
General Motors Co., 6.75%, 4/01/2046		$312,000	302,364
General Motors Financial Co., Inc., 4.35%, 1/17/2027		565,000	520,316
Lear Corp., 3.8%, 9/15/2027		416,000	380,215
Volkswagen Bank GmbH, 0.75%, 6/15/2023	EUR	550,000	607,242
Volkswagen Financial Services AG, 0.875%, 4/12/2023		500,000	556,682
Volkswagen International Finance N.V., 2.7% to 12/14/2022, FLR (EUR Swap Rate - 5yr. + 2.54%) to 12/14/2027, FLR (EUR Swap Rate - 5yr. + 2.79%) to 12/14/2042, FLR (EUR Swap Rate - 5yr. + 3.54%) to 12/31/2099		400,000	432,062
Volkswagen International Finance N.V., 3.375% to 6/27/2024, FLR (EUR Swap Rate - 6yr. + 2.97%) to 6/27/2028, FLR (EUR Swap Rate - 6yr. + 2.22%) to 6/27/2044, FLR (EUR Swap Rate - 6yr. + 3.97%) to 12/31/2099		400,000	428,510

			$4,487,549

Banks & Diversified Financials (Covered Bonds) – 0.1%
CaixaBank S.A., 1.125%, 1/12/2023	EUR	500,000	$560,921

Broadcasting – 0.3%
RELX Finance B.V., 1%, 3/22/2024	EUR	350,000	$397,676
SES S.A., 1.625%, 3/22/2026		500,000	552,435
WPP Finance, 2.875%, 9/14/2046	GBP	440,000	421,065
WPP Finance 2016 Co., 1.375%, 3/20/2025	EUR	330,000	365,926

			$1,737,102

Brokerage & Asset Managers – 0.5%
Charles Schwab Corp., 3.85%, 5/21/2025		$596,000	$608,195
E*TRADE Financial Corp., 2.95%, 8/24/2022		499,000	484,082
Euroclear Investments S.A., 2.625% to 4/11/2028, FLR (EUR Swap Rate - 5yr. + 2.625%) to 4/11/2048	EUR	300,000	335,132
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		$831,000	835,026
TD Ameritrade Holding Corp., 2.95%, 4/01/2022		676,000	668,717

			$2,931,152

Building – 0.2%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024		$367,000	$371,407

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Building – continued
Martin Marietta Materials, Inc., 3.45%, 6/01/2027		$339,000	$313,296
Martin Marietta Materials, Inc., 3.5%, 12/15/2027		446,000	406,870

			$1,091,573

Business Services – 0.2%
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		$179,000	$178,788
Fidelity National Information Services, Inc., 5%, 10/15/2025		108,000	112,393
Fidelity National Information Services, Inc., 3%, 8/15/2026		758,000	697,700

			$988,881

Cable TV – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		$332,000	$341,087
Cox Communications, Inc., 3.25%, 12/15/2022 (n)		498,000	486,475
Shaw Communications, Inc., 5.65%, 10/01/2019	CAD	674,000	504,335
Sky PLC, 2.5%, 9/15/2026	EUR	550,000	668,767

			$2,000,664

Chemicals – 0.3%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)		$727,000	$693,234
International Flavors & Fragrances, Inc., 1.8%, 9/25/2026	EUR	240,000	274,256
Sasol Chemicals (USA) LLC, 5.875%, 3/27/2024		$694,000	692,490

			$1,659,980

Computer Software – 0.2%
Microsoft Corp., 4.1%, 2/06/2037		$824,000	$847,152
Ubisoft Entertainment S.A., 1.289%, 1/30/2023	EUR	300,000	340,413

			$1,187,565

Computer Software – Systems – 0.2%
Apple, Inc., 4.5%, 2/23/2036		$900,000	$954,325
Apple, Inc., 3.6%, 7/31/2042	GBP	200,000	288,713
Apple, Inc., 4.25%, 2/09/2047		$225,000	224,539

			$1,467,577

Conglomerates – 0.2%
Smiths Group PLC, 2%, 2/23/2027	EUR	300,000	$338,786
United Technologies Corp., 4.45%, 11/16/2038		$504,000	489,448
United Technologies Corp., 4.625%, 11/16/2048		190,000	183,738
Wabtec Corp., 4.7%, 9/15/2028		355,000	333,138

			$1,345,110

Issuer	Shares/Par		Value ($)
BONDS – continued
Consumer Products – 0.4%
JAB Holdings B.V., 2%, 5/18/2028	EUR	600,000	$676,805
JAB Holdings B.V., 2.5%, 6/25/2029		600,000	695,474
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		$577,000	580,680
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		425,000	395,140

			$2,348,099

Consumer Services – 0.5%
Bookings Holdings, Inc., 1.8%, 3/03/2027	EUR	600,000	$689,739
G4S International Finance PLC, 1.5%, 1/09/2023		400,000	456,908
ManpowerGroup, 1.75%, 6/22/2026		400,000	458,600
Priceline Group, Inc., 3.55%, 3/15/2028		$356,000	333,489
Visa, Inc., 4.15%, 12/14/2035		585,000	605,652
Visa, Inc., 3.65%, 9/15/2047		390,000	367,710

			$2,912,098

Electronics – 0.2%
ASML Holding N.V., 1.375%, 7/07/2026	EUR	800,000	$923,338
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027		$471,000	422,814

			$1,346,152

Emerging Market Quasi-Sovereign – 1.1%
CNPC General Capital Ltd., 3.4%, 4/16/2023 (n)		$2,183,000	$2,160,376
Office Cherifien des Phosphates, 6.875%, 4/25/2044 (n)		1,570,000	1,629,660
Petroleos Mexicanos, 1.875%, 4/21/2022	EUR	250,000	269,944
PT Pertamina Persero, 6%, 5/03/2042 (n)		$2,084,000	2,073,939
PT Perusahaan Listrik Negara, 2.875%, 10/25/2025 (n)	EUR	400,000	454,840

			$6,588,759

Emerging Market Sovereign – 1.1%
Republic of Hungary, 5.375%, 2/21/2023		$1,972,000	$2,087,855
Republic of Indonesia, 2.875%, 7/08/2021 (n)	EUR	500,000	602,091
Republic of Indonesia, 8.25%, 5/15/2029	IDR	42,896,000,000	3,048,692
United Mexican States, 4.6%, 2/10/2048		$829,000	735,737

			$6,474,375

Energy – Independent – 0.3%
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		$2,260,000	$2,084,353

Energy – Integrated – 0.1%
Eni S.p.A., 4%, 9/12/2023 (n)		$322,000	$317,042

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Financial Institutions – 0.2%
AerCap Ireland Capital Ltd., 3.65%, 7/21/2027		$973,000	$843,276
EXOR N.V., 1.75%, 1/18/2028	EUR	450,000	487,344

			$1,330,620

Food & Beverages – 0.3%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	400,000	$429,595
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022		$342,000	342,237
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		201,000	179,530
Constellation Brands, Inc., 4.4%, 11/15/2025		586,000	587,424
Kraft Heinz Foods Co., 5.2%, 7/15/2045		77,000	70,447
Kraft Heinz Foods Co., 4.375%, 6/01/2046		230,000	189,726

			$1,798,959

Gaming & Lodging – 0.1%
InterContinental Hotels Group PLC, 3.75%, 8/14/2025	GBP	260,000	$344,067

Industrial – 0.1%
Grainger PLC, 3.375%, 4/24/2028	GBP	280,000	$350,573
Investor AB, 1.5%, 9/12/2030	EUR	400,000	462,551

			$813,124

Insurance – 0.3%
American International Group, Inc., 1.875%, 6/21/2027	EUR	480,000	$522,820
Argentum Zurich Insurance, 3.5%, 10/01/2046		400,000	472,477
NN Group N.V., 4.625%, 4/08/2044		500,000	601,483

			$1,596,780

Insurance – Health – 0.2%
Aetna, Inc., 2.8%, 6/15/2023		$850,000	$808,307
Halfmoon Parent, Inc., 4.125%, 11/15/2025 (n)		510,000	509,518

			$1,317,825

Insurance – Property & Casualty – 0.7%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$636,000	$624,308
Berkshire Hathaway, Inc., 4.5%, 2/11/2043		400,000	416,161
Chubb INA Holdings, Inc., 2.3%, 11/03/2020		267,000	263,183
Chubb INA Holdings, Inc., 2.5%, 3/15/2038	EUR	320,000	360,682
Hiscox Ltd., 6.125%, 11/24/2045	GBP	300,000	391,940
Liberty Mutual Group, Inc., 4.25%, 6/15/2023		$839,000	845,842
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047		359,000	335,251

Issuer	Shares/Par		Value ($)
BONDS – continued
Insurance – Property & Casualty – continued
QBE Capital Funding III Ltd., 7.5%, 5/24/2041	GBP	400,000	$543,770
XLIT Ltd., 3.25% to 6/29/2027, FLR (EURIBOR - 3mo. + 2.9%) to 6/29/2047	EUR	610,000	675,755

			$4,456,892

International Market Quasi-Sovereign – 0.6%
Bank of Iceland, 1.75%, 9/07/2020	EUR	400,000	$466,226
Landsbanki Islands HF, 1.125% to 1/19/2023, FLR (EUR Swap Rate - 1yr. + 0.75%) to 1/19/2024		350,000	391,316
Temasek Financial I Ltd., 2.375%, 1/23/2023 (n)		$2,880,000	2,788,884

			$3,646,426

International Market Sovereign – 21.2%
Bundesrepublik Deutschland, 0.25%, 8/15/2028	EUR	1,965,000	$2,252,943
Commonwealth of Australia, 2.75%, 11/21/2028	AUD	4,570,000	3,338,061
Federal Republic of Germany, 2.5%, 7/04/2044	EUR	4,480,000	7,127,534
Federal Republic of Germany, 2.5%, 8/15/2046		1,203,000	1,940,384
Government of Canada, 1.5%, 6/01/2023	CAD	12,250,000	8,826,335
Government of Canada, 1.5%, 6/01/2026		12,026,000	8,543,728
Government of Canada, 5.75%, 6/01/2033		5,894,000	6,283,767
Government of Japan, 1.7%, 9/20/2032	JPY	745,300,000	8,165,015
Government of Japan, 2.4%, 3/20/2037		330,350,000	4,042,203
Government of Japan, 0.5%, 6/20/2038		1,861,300,000	16,982,739
Government of Norway, 2%, 4/26/2028	NOK	38,495,000	4,540,242
Kingdom of Spain, 2.75%, 10/31/2024	EUR	1,296,000	1,662,765
Kingdom of Spain, 5.15%, 10/31/2028		6,861,000	10,539,290
Republic of Italy, 5.5%, 9/01/2022		3,777,000	4,957,874
Republic of Italy, 2.5%, 12/01/2024		9,459,000	11,110,712
Republic of Italy, 2%, 2/01/2028		1,048,000	1,148,456
Republic of Italy, 1.65%, 3/01/2032		3,811,000	3,779,976
Republic of Portugal, 2.875%, 10/15/2025		4,020,000	5,125,000
Republic of Portugal, 2.125%, 10/17/2028		7,662,000	9,091,081
Republic of Portugal, 4.1%, 4/15/2037		715,000	995,505
United Kingdom Treasury, 3.25%, 1/22/2044	GBP	2,497,000	4,068,032

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
International Market Sovereign – continued
United Kingdom Treasury, 3.75%, 7/22/2052	GBP	1,659,000	$3,167,739
United Kingdom Treasury, 4%, 1/22/2060		344,000	729,720

			$128,419,101

Local Authorities – 0.2%
Province of Alberta, 4.5%, 12/01/2040	CAD	665,000	$578,353
Province of British Columbia, 2.3%, 6/18/2026		965,000	690,535

			$1,268,888

Major Banks – 3.0%
Bank of America Corp., 2.625%, 4/19/2021		$972,000	$958,745
Bank of America Corp., 3.004%, 12/20/2023		745,000	723,288
Bank of America Corp., 3.5%, 4/19/2026		1,274,000	1,227,028
Bank of America Corp., 3.248%, 10/21/2027		1,280,000	1,183,677
Bank of New York Mellon Corp., 2.95%, 1/29/2023		1,051,000	1,034,400
Barclays Bank PLC, 6%, 1/14/2021	EUR	548,000	675,862
Credit Agricole S.A., 7.375%, 12/18/2023	GBP	300,000	468,870
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)		$1,265,000	1,318,762
Credit Suisse Group AG, 1.25% to 7/17/2024, FLR (EUR Swap Rate - 1yr. + 0.75%) to 7/17/2025	EUR	400,000	447,814
Goldman Sachs Group, Inc., 5.75%, 1/24/2022		$1,486,000	1,555,828
HSBC Holdings PLC, 4.375%, 11/23/2026		743,000	719,683
JPMorgan Chase & Co., 2.95%, 10/01/2026		1,647,000	1,521,861
JPMorgan Chase & Co., 3.54% to 5/01/2027, FLR (LIBOR - 3mo. + 1.38%) to 5/01/2028		745,000	710,760
Morgan Stanley, 5.5%, 7/28/2021		850,000	890,107
Morgan Stanley, 3.95%, 4/23/2027		636,000	599,944
Nationwide Building Society, 1.5% to 3/08/2025, FLR (EURIBOR - 3mo. + 0.93%) to 3/08/2026	EUR	200,000	217,459
Royal Bank of Scotland Group PLC, 3.875%, 9/12/2023		$433,000	415,085
Sumitomo Mitsui Financial Group, Inc., 3.544%, 1/17/2028		1,096,000	1,065,207
Svenska Handelsbanken AB, 5.25% to 3/01/2021, FLR (Swap Rate - 5yr. + 3.335%) to 12/29/2049		606,000	583,275
UBS Group Funding (Jersey) Ltd., 1.5%, 11/30/2024	EUR	500,000	576,128

Issuer	Shares/Par		Value ($)
BONDS – continued
Major Banks – continued
UBS Group Funding (Switzerland) AG, 2.859% to 8/15/2022, FLR (LIBOR - 3mo. + 0.954%) to 8/15/2023 (n)		$1,179,000	$1,133,887

			$18,027,670

Medical & Health Technology & Services – 0.7%
Becton, Dickinson and Co., 1.401%, 5/24/2023	EUR	700,000	$807,485
Becton, Dickinson and Co., 3.734%, 12/15/2024		$619,000	597,904
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022		1,025,000	1,017,197
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		141,000	131,432
Northwell Healthcare, Inc., 3.979%, 11/01/2046		101,000	92,139
Northwell Healthcare, Inc., 4.26%, 11/01/2047		754,000	717,612
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026		394,000	363,794
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027		800,000	743,921

			$4,471,484

Medical Equipment – 0.1%
Abbott Laboratories, 4.9%, 11/30/2046		$593,000	$623,331

Metals & Mining – 0.1%
Cameco Corp., 5.67%, 9/02/2019	CAD	679,000	$505,395

Midstream – 0.5%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$705,000	$710,359
MPLX LP, 4.5%, 4/15/2038		449,000	392,559
ONEOK, Inc., 4.95%, 7/13/2047		1,191,000	1,101,672
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		890,000	851,802

			$3,056,392

Mortgage-Backed – 8.9%
Fannie Mae, 4.6%, 9/01/2019		$560,726	$565,679
Fannie Mae, 4.45%, 10/01/2019		387,962	391,768
Fannie Mae, 5%, 12/01/2020 - 8/01/2040		2,261,506	2,404,212
Fannie Mae, 4.5%, 7/01/2023 - 2/01/2046		7,929,107	8,298,569
Fannie Mae, 4%, 3/01/2025 - 2/01/2041		4,123,611	4,241,944
Fannie Mae, 5.5%, 11/01/2036 - 4/01/2037		177,394	191,091
Fannie Mae, 6%, 9/01/2037 - 6/01/2038		304,517	331,345
Fannie Mae, 3.5%, 5/01/2043 - 1/01/2047		3,743,177	3,764,505
Freddie Mac, 5.085%, 3/25/2019		24,985	24,965

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 4.186%, 8/25/2019		$650,000	$651,774
Freddie Mac, 2.757%, 5/25/2020		11,549	11,524
Freddie Mac, 3.32%, 7/25/2020		56,119	56,012
Freddie Mac, 3.064%, 8/25/2024		2,767,003	2,774,773
Freddie Mac, 4%, 7/01/2025		134,717	138,190
Freddie Mac, 3.224%, 3/25/2027		4,000,000	3,992,283
Freddie Mac, 3.243%, 4/25/2027		2,270,000	2,266,238
Freddie Mac, 3.117%, 6/25/2027		1,036,027	1,024,593
Freddie Mac, 3.194%, 7/25/2027		6,520,000	6,476,557
Freddie Mac, 3.244%, 8/25/2027		2,367,000	2,357,783
Freddie Mac, 3.187%, 9/25/2027		5,222,000	5,173,622
Freddie Mac, 3.286%, 11/25/2027		1,303,000	1,299,168
Freddie Mac, 3.35%, 1/25/2028		2,001,000	2,004,361
Freddie Mac, 5.5%, 5/01/2034 - 7/01/2037		47,324	50,778
Freddie Mac, 5%, 10/01/2036 - 7/01/2041		847,934	900,868
Freddie Mac, 4.5%, 12/01/2039 -5/01/2042		1,484,437	1,554,710
Freddie Mac, 3.5%, 1/01/2047		1,483,806	1,487,099
Ginnie Mae, 5%, 5/15/2040		133,783	140,044
Ginnie Mae, 3.5%, 6/20/2043		1,219,534	1,234,197

			$53,808,652

Municipals – 0.1%
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027		$55,000	$56,855
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 4.65%, 8/15/2030		572,000	609,884
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2022		245,000	246,548

			$913,287

Natural Gas – Distribution – 0.2%
GNL Quintero S.A., 4.634%, 7/31/2029 (n)		$1,420,000	$1,370,300

Network & Telecom – 0.6%
AT&T, Inc., 4.75%, 5/15/2046		$602,000	$535,793
British Telecommunications PLC, 3.125%, 11/21/2031	GBP	250,000	305,352
Deutsche Telekom International Finance B.V., 1.5%, 4/03/2028	EUR	500,000	567,051
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026 (n)		$2,129,000	2,000,737

			$3,408,933

Oil Services – 0.1%
Schlumberger Ltd., 2.65%, 11/20/2022 (n)		$780,000	$756,946

Issuer	Shares/Par		Value ($)
BONDS – continued
Oils – 0.3%
Marathon Petroleum Corp., 3.625%, 9/15/2024		$500,000	$486,485
Neste Oyj, 1.5%, 6/07/2024	EUR	500,000	579,102
Phillips 66, 4.875%, 11/15/2044		$795,000	774,076

			$1,839,663

Other Banks & Diversified Financials – 0.7%
Belfius Bank S.A., 3.125%, 5/11/2026	EUR	300,000	$351,844
BPCE S.A., 0.625%, 9/26/2023		300,000	342,392
BPCE S.A., 5.25%, 4/16/2029	GBP	400,000	573,109
Deutsche Bank AG, 1.875%, 2/28/2020		200,000	251,400
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$384,000	371,771
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022	GBP	450,000	599,989
Intesa Sanpaolo S.p.A., 2.125%, 8/30/2023	EUR	400,000	460,000
KBC Group N.V., 0.875%, 6/27/2023		200,000	228,644
Macquarie Group Ltd., 1.25% to 3/05/2024, FLR (EURIBOR - 3mo. + 0.83%) to 3/05/2025		300,000	332,165
UniCredit S.p.A., 1%, 1/18/2023		800,000	857,223

			$4,368,537

Pharmaceuticals – 0.3%
Allergan Funding SCS, 2.625%, 11/15/2028	EUR	320,000	$370,930
Bayer Capital Corp. B.V., 1.5%, 6/26/2026		500,000	556,404
Takeda Pharmaceutical Co. Ltd., 1.125%, 11/21/2022 (z)		370,000	426,652
Takeda Pharmaceutical Co. Ltd., 2.25%, 11/21/2026 (z)		450,000	526,198

			$1,880,184

Pollution Control – 0.1%
Republic Services, Inc., 3.95%, 5/15/2028		$637,000	$637,799

Real Estate – Apartment – 0.1%
Grand City Properties S.A., 1.375%, 8/03/2026	EUR	700,000	$743,070

Real Estate – Office – 0.2%
Merlin Properties SOCIMI S.A., REIT, 2.225%, 4/25/2023	EUR	600,000	$706,590
Merlin Properties SOCIMI S.A., REIT, 1.875%, 11/02/2026		350,000	381,969

			$1,088,559

Retailers – 0.4%
Best Buy Co., Inc., 5.5%, 3/15/2021		$1,107,000	$1,141,423
Home Depot, Inc., 2.625%, 6/01/2022		695,000	687,679
Home Depot, Inc., 3%, 4/01/2026		830,000	802,783

			$2,631,885

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Specialty Stores – 0.1%
Richemont International S.A., 1.5%, 3/26/2030	EUR	400,000	$454,939

Supermarkets – 0.1%
Esselunga S.p.A., 0.875%, 10/25/2023	EUR	350,000	$394,241
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	680,000	526,208

			$920,449

Supranational – 0.8%
European Stability Mechanism, 0.75%, 3/15/2027	EUR	3,450,000	$4,013,710
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	420,000	299,110
International Bank for Reconstruction and Development, 4.25%, 6/24/2025		465,000	359,306

			$4,672,126

Telecommunications – Wireless – 0.5%
American Tower Corp., REIT, 4.7%, 3/15/2022		$327,000	$335,827
American Tower Corp., REIT, 3.5%, 1/31/2023		812,000	797,967
Crown Castle International Corp., 2.25%, 9/01/2021		1,072,000	1,036,387
Crown Castle International Corp., 3.7%, 6/15/2026		425,000	405,634
SBA Tower Trust, 2.898%, 10/15/2044 (n)		349,000	346,949

			$2,922,764

Telephone Services – 0.1%
TELUS Corp., 5.05%, 7/23/2020	CAD	687,000	$520,468

Tobacco – 0.1%
B.A.T. International Finance PLC, 0.875%, 10/13/2023	EUR	500,000	$556,677
Imperial Brands Finance PLC, 1.375%, 1/27/2025		300,000	328,716

			$885,393

Transportation – Services – 0.5%
Autostrade per l’Italia S.p.A., 6.25%, 6/09/2022	GBP	250,000	$333,896
Compagnie Financial et Indus Unternehmensanleihe, 0.75%, 9/09/2028	EUR	500,000	534,741
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		$574,000	714,317
Heathrow Funding Ltd., 1.875%, 7/12/2032	EUR	300,000	326,614
Heathrow Funding Ltd., 4.625%, 10/31/2046	GBP	225,000	339,110
Transurban Finance Co., 1.75%, 3/29/2028	EUR	500,000	559,564

			$2,808,242

Issuer	Shares/Par		Value ($)
BONDS – continued
U.S. Government Agencies and Equivalents – 0.2%
Small Business Administration, 5.09%, 10/01/2025		$4,941	$5,105
Small Business Administration, 5.21%, 1/01/2026		185,766	192,411
Small Business Administration, 5.31%, 5/01/2027		54,759	57,493
Small Business Administration, 2.22%, 3/01/2033		1,276,267	1,242,685

			$1,497,694

U.S. Treasury Obligations – 8.5%
U.S. Treasury Bonds, 3.5%, 2/15/2039		$1,383,000	$1,514,773
U.S. Treasury Bonds, 4.5%, 8/15/2039		2,370,000	2,957,451
U.S. Treasury Bonds, 3.625%, 2/15/2044 (f)		6,649,000	7,378,111
U.S. Treasury Bonds, 3%, 5/15/2047		3,948,000	3,938,014
U.S. Treasury Bonds, TIPS, 0.25%, 1/15/2025		4,163,523	3,987,247
U.S. Treasury Notes, 2.125%, 9/30/2024 (f)		11,651,700	11,386,544
U.S. Treasury Notes, 2%, 11/15/2026 (f)		8,430,000	8,052,801
U.S. Treasury Notes, 2.75%, 2/15/2028 (f)		6,654,000	6,693,285
U.S. Treasury Notes, 2.875%, 5/15/2028		5,770,000	5,862,794

			$51,771,020

Utilities – Electric Power – 2.0%
Duke Energy Corp., 2.65%, 9/01/2026		$995,000	$906,333
Duke Energy Florida LLC, 3.2%, 1/15/2027		842,000	815,334
Emera U.S. Finance LP, 2.7%, 6/15/2021		376,000	366,283
Emera U.S. Finance LP, 3.55%, 6/15/2026		430,000	407,969
Enel Finance International N.V., 5.625%, 8/14/2024	GBP	200,000	288,328
Enel Finance International N.V., 1.125%, 9/16/2026	EUR	300,000	324,617
Enel Finance International N.V., 3.5%, 4/06/2028 (z)		$414,000	355,127
Enel Finance International N.V., 4.75%, 5/25/2047 (n)		343,000	291,598
Enersis Americas S.A., 4%, 10/25/2026		1,891,000	1,761,580
Engie Energia Chile S.A., 4.5%, 1/29/2025 (n)		1,180,000	1,137,527
Exelon Corp., 3.497%, 6/01/2022		406,000	396,722
Innogy Finance B.V., 1.625%, 5/30/2026	EUR	380,000	443,541
Innogy Finance B.V., 4.75%, 1/31/2034	GBP	300,000	437,131

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Utilities – Electric Power – Services – continued
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/2027	$992,000	$947,138
PPL Capital Funding, Inc., 5%, 3/15/2044	473,000	482,751
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	280,000	289,109
Public Service Enterprise Group, 2%, 11/15/2021	1,215,000	1,166,718
Virginia Electric & Power Co., 3.5%, 3/15/2027	1,200,000	1,182,438

		$12,000,244

Total Bonds (Identified Cost, $388,133,124)		$385,076,348

COMMON STOCKS – 31.2%
Aerospace – 1.1%
Boeing Co.	3,387	$1,092,308
Honeywell International, Inc.	17,167	2,268,104
Lockheed Martin Corp.	7,771	2,034,759
Northrop Grumman Corp.	1,356	332,084
United Technologies Corp.	8,326	886,552

		$6,613,807

Airlines – 0.2%
Aena S.A.	2,415	$375,618
Air Canada (a)	58,544	1,113,245

		$1,488,863

Alcoholic Beverages – 0.7%
Heineken N.V.	18,464	$1,633,176
Molson Coors Brewing Co.	8,096	454,671
Pernod Ricard S.A.	12,109	1,988,127

		$4,075,974

Apparel Manufacturers – 0.1%
Compagnie Financiere Richemont S.A.	11,955	$768,317

Automotive – 0.4%
Aptiv PLC	11,084	$682,442
Magna International, Inc.	27,201	1,234,725
USS Co. Ltd.	32,400	540,750

		$2,457,917

Biotechnology – 0.1%
Biogen, Inc. (a)	2,515	$756,814

Broadcasting – 0.4%
Omnicom Group, Inc.	22,425	$1,642,407
Publicis Groupe S.A.	11,495	659,573

		$2,301,980

Brokerage & Asset Managers – 0.3%
ASX Ltd.	3,837	$161,993
BlackRock, Inc.	3,131	1,229,920
TMX Group Ltd.	9,697	502,394

		$1,894,307

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Business Services – 2.5%
Accenture PLC, “A”	19,779	$2,789,037
Bunzl PLC	25,190	760,619
CGI Group, Inc., “A” (a)	9,910	606,127
Cognizant Technology Solutions Corp., “A”	14,014	889,609
Compass Group PLC	93,267	1,961,489
DXC Technology Co.	16,827	894,692
Equifax, Inc.	8,374	779,871
Experian PLC	38,242	928,559
Fidelity National Information Services, Inc.	8,310	852,190
Fiserv, Inc. (a)	11,335	833,009
Nomura Research Institute Ltd.	21,100	775,632
Secom Co. Ltd.	18,400	1,519,165
SGS S.A.	237	533,962
Thomson Reuters Corp.	17,843	861,995

		$14,985,956

Cable TV – 0.4%
Comcast Corp., “A”	75,588	$2,573,771

Chemicals – 1.0%
3M Co.	9,782	$1,863,862
CF Industries Holdings, Inc.	6,345	276,071
Givaudan S.A.	728	1,688,538
LyondellBasell Industries N.V., “A”	2,788	231,850
PPG Industries, Inc.	19,324	1,975,492

		$6,035,813

Computer Software – 0.2%
Adobe Systems, Inc. (a)	2,179	$492,977
Cadence Design Systems, Inc. (a)	16,440	714,811

		$1,207,788

Computer Software – Systems – 0.3%
Amadeus IT Group S.A.	18,248	$1,272,021
Hitachi Ltd.	20,900	555,560

		$1,827,581

Construction – 0.4%
Persimmon PLC	15,598	$383,707
Sherwin-Williams Co.	2,886	1,135,526
Stanley Black & Decker, Inc.	9,773	1,170,219

		$2,689,452

Consumer Products – 1.0%
Colgate-Palmolive Co.	11,527	$686,087
Kao Corp.	19,200	1,415,537
Kimberly-Clark Corp.	17,984	2,049,097
Reckitt Benckiser Group PLC	22,869	1,752,719

		$5,903,440

Containers – 0.1%
Amcor Ltd.	55,757	$520,360

Electrical Equipment – 1.1%
Johnson Controls International PLC	41,484	$1,230,001
Legrand S.A.	13,864	783,114

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
OMRON Corp.	20,200	$728,071
Schneider Electric S.A.	48,463	3,316,041
Spectris PLC	15,069	437,726

		$6,494,953

Electronics – 1.7%
Analog Devices, Inc.	12,862	$1,103,945
Halma PLC	42,532	739,442
Hoya Corp.	11,900	727,355
Kyocera Corp.	12,400	616,641
Samsung Electronics Co. Ltd.	18,981	656,755
Taiwan Semiconductor
Manufacturing Co. Ltd., ADR	117,914	4,352,206
Texas Instruments, Inc.	25,026	2,364,957

		$10,561,301

Energy – Independent – 0.5%
Marathon Petroleum Corp.	27,874	$1,644,845
Occidental Petroleum Corp.	9,008	552,911
Phillips 66	9,877	850,903

		$3,048,659

Energy – Integrated – 0.9%
BP PLC	88,047	$556,578
Chevron Corp.	7,098	772,191
China Petroleum & Chemical Corp.	630,000	449,741
Exxon Mobil Corp.	23,319	1,590,123
Galp Energia SGPS S.A., “B”	43,337	684,968
LUKOIL PJSC, ADR	11,270	805,580
Suncor Energy, Inc.	23,482	655,852

		$5,515,033

Food & Beverages – 1.3%
Danone S.A.	19,386	$1,366,230
General Mills, Inc.	30,317	1,180,544
J.M. Smucker Co.	4,101	383,402
Marine Harvest	43,879	923,698
Nestle S.A.	41,030	3,335,774
Tyson Foods, Inc., “A”	11,142	594,983

		$7,784,631

Food & Drug Stores – 0.1%
Wesfarmers Ltd.	36,695	$832,762

Health Maintenance Organizations – 0.2%
Cigna Corp.	6,589	$1,251,383

Insurance – 1.9%
Aon PLC	19,039	$2,767,509
AXA	28,802	622,312
Chubb Ltd.	12,519	1,617,205
Hiscox Ltd.	30,747	635,272
MetLife, Inc.	34,421	1,413,326
Prudential Financial, Inc.	7,288	594,336
Samsung Fire & Marine Insurance
Co. Ltd. (a)	407	98,121
Travelers Cos., Inc.	15,055	1,802,836
Zurich Insurance Group AG	6,893	2,059,557

		$11,610,474

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Machinery & Tools – 0.5%
Eaton Corp. PLC	21,435	$1,471,727
Illinois Tool Works, Inc.	11,700	1,482,273

		$2,954,000

Major Banks – 2.3%
ABSA Group Ltd.	41,494	$466,694
Bank of New York Mellon Corp.	27,108	1,275,974
China Construction Bank	1,556,000	1,283,668
Goldman Sachs Group, Inc.	4,625	772,606
JPMorgan Chase & Co.	33,931	3,312,344
PNC Financial Services Group, Inc.	6,494	759,214
Royal Bank of Canada	11,741	804,493
State Street Corp.	19,307	1,217,692
Svenska Handelsbanken AB, “A”	16,303	180,600
UBS AG	140,659	1,755,841
Wells Fargo & Co.	50,154	2,311,096

		$14,140,222

Medical & Health Technology & Services – 0.4%
HCA Healthcare, Inc.	11,247	$1,399,689
McKesson Corp.	2,714	299,816
Sonic Healthcare Ltd.	34,102	531,077
Walgreens Boots Alliance, Inc.	4,095	279,811

		$2,510,393

Medical Equipment – 1.0%
Abbott Laboratories	26,870	$1,943,507
Danaher Corp.	11,922	1,229,397
Medtronic PLC	23,220	2,112,091
Thermo Fisher Scientific, Inc.	3,248	726,870

		$6,011,865

Natural Gas – Distribution – 0.1%
ENGIE	42,655	$612,121

Natural Gas – Pipeline – 0.1%
Enterprise Products Partners LP	29,334	$721,323

Network & Telecom – 0.1%
Cisco Systems, Inc.	17,435	$755,459

Oil Services – 0.2%
Schlumberger Ltd.	26,627	$960,702

Other Banks & Diversified Financials – 0.9%
Agricultural Bank of China Ltd., “H”	467,000	$204,560
American Express Co.	6,355	605,759
Citigroup, Inc.	21,498	1,119,186
DBS Group Holdings Ltd.	14,900	258,983
ING Groep N.V.	52,285	563,711
KBC Groep N.V.	11,421	741,692
Komercni Banka A.S.	2,542	95,857
ORIX Corp.	17,500	254,268
Sberbank of Russia, ADR	17,301	189,619
U.S. Bancorp	33,048	1,510,294

		$5,543,929

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Pharmaceuticals – 3.1%
Bayer AG	29,866	$2,072,300
Bristol-Myers Squibb Co.	29,348	1,525,509
Eli Lilly & Co.	5,726	662,613
Johnson & Johnson	27,387	3,534,292
Novartis AG	32,516	2,784,943
Pfizer, Inc.	81,915	3,575,590
Roche Holding AG	15,601	3,857,725
Santen Pharmaceutical Co. Ltd.	61,800	884,418

		$18,897,390

Printing & Publishing – 0.3%
Moody’s Corp.	7,865	$1,101,414
RELX Group PLC	48,263	993,693

		$2,095,107

Railroad & Shipping – 0.2%
Canadian National Railway Co.	5,172	$383,297
Union Pacific Corp.	3,655	505,231

		$888,528

Real Estate – 0.8%
CK Asset Holdings Ltd.	68,000	$497,593
Deutsche Wohnen SE	37,144	1,702,309
Grand City Properties S.A.	18,755	407,207
Medical Properties Trust, Inc., REIT	54,313	873,353
Public Storage, Inc., REIT	1,573	318,391
Store Capital Corp., REIT	9,171	259,631
Unibail-Rodamco-Westfield, REIT	3,010	466,955

		$4,525,439

Restaurants – 0.2%
Greggs PLC	19,822	$319,856
Starbucks Corp.	13,034	839,390

		$1,159,246

Specialty Chemicals – 0.4%
Akzo Nobel N.V.	15,053	$1,214,187
PTT Global Chemical PLC	484,200	1,059,559

		$2,273,746

Specialty Stores – 0.1%
Dufry AG	4,359	$413,990

Telecommunications – Wireless – 0.9%
KDDI Corp.	156,400	$3,727,024
SK Telecom Co. Ltd.	1,935	467,362
Vodafone Group PLC	571,719	1,114,202

		$5,308,588

Telephone Services – 0.2%
Telus Corp.	19,320	$640,368
TELUS Corp.	6,799	225,319
Verizon Communications, Inc.	10,028	563,774

		$1,429,461

Tobacco – 1.4%
Altria Group, Inc.	32,413	$1,600,878
British American Tobacco PLC	9,923	316,196

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Tobacco – continued
Imperial Tobacco Group PLC	26,407	$800,059
Japan Tobacco, Inc.	88,300	2,094,910
Philip Morris International, Inc.	57,814	3,859,663

		$8,671,706

Trucking – 0.1%
United Parcel Service, Inc., “B”	6,348	$619,121

Utilities – Electric Power – 1.0%
Duke Energy Corp.	19,218	$1,658,513
E.ON AG	31,345	309,826
Exelon Corp.	39,321	1,773,377
SSE PLC	113,788	1,568,545
Xcel Energy, Inc.	11,371	560,249

		$5,870,510

Total Common Stocks (Identified Cost, $139,886,905)		$189,564,182

PREFERRED STOCKS – 0.3%
Consumer Products – 0.3%
Henkel AG & Co. KGaA (Identified Cost, $766,078)	15,334	$1,676,075

CONVERTIBLE PREFERRED STOCKS – 0.1%
Utilities – Electric Power – 0.1%
CenterPoint Energy, Inc., 7%	5,479	$275,977
NextEra Energy, Inc., 6.123%	3,325	191,653

Total Convertible Preferred Stocks (Identified Cost, $464,069)		$467,630

INVESTMENT COMPANIES (h) – 4.1%
Money Market Funds – 4.1%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $24,746,477)	24,749,202	$24,746,728

Underlying/ Expiration Date/Exercise Price	Put/ Call	Counter- party	Notional Amount	Par Amount/ Number of Contracts

PURCHASED OPTIONS – 0.1%
Market Index Securities – 0.1%
Russell 2000 Index – June 2019 @ $1,180 (Premiums Paid, $472,720)	Put	Goldman Sachs International	$33,713,970	250	$840,250

OTHER ASSETS, LESS LIABILITIES – 0.8%					4,623,469

NET ASSETS – 100.0%					$606,994,682

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $24,746,728 and $577,624,485, respectively.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $34,619,098, representing 5.7% of net assets.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value

Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 3.455% (LIBOR - 1mo. + 1%), 6/15/2028	6/14/16	$469,764	$470,944

Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.336% (LIBOR - 3mo. + 0.9%), 4/15/2029	4/09/18	1,292,000	1,275,881

Enel Finance International N.V., 3.5%, 4/06/2028	10/02/18	364,248	355,127

Kref Ltd., 2018-FL1, “A”, FLR, 3.402% (LIBOR - 1mo. + 1.1%), 6/15/2036	11/07/18	773,500	773,486

Takeda Pharmaceutical Co. Ltd., 1.125%, 11/21/2022	11/15/18	417,758	426,652

Takeda Pharmaceutical Co. Ltd., 2.25%, 11/21/2026	11/15/18	509,313	526,198

Total Restricted Securities			$3,828,288

% of Net assets			0.6%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation
EURIBOR	Euro Interbank Offered Rate

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

NATL	National Public Finance Guarantee Corp.

PJSC	Public Joint Stock Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thailand Baht

TRY	Turkish Lira

ZAR	South African Rand

Derivative Contracts at 12/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CHF	978,676	USD	986,000	JPMorgan Chase Bank N.A.	2/14/2019	$13,528
EUR	807,525	USD	918,582	Brown Brothers Harriman	1/11/2019	7,251
EUR	3,512,000	USD	4,014,392	Deutsche Bank AG	1/11/2019	12,136
EUR	9,904,192	USD	11,262,343	Goldman Sachs International	1/11/2019	92,867
EUR	838,278	USD	951,821	JPMorgan Chase Bank N.A.	1/11/2019	9,269
EUR	3,286,762	USD	3,732,000	JPMorgan Chase Bank N.A.	2/14/2019	47,017
EUR	6,001,208	USD	6,871,701	JPMorgan Chase Bank N.A.	3/18/2019	47,329
EUR	313,977	USD	357,430	NatWest Markets PLC	1/11/2019	2,546
GBP	157,884	USD	200,181	Brown Brothers Harriman	1/11/2019	1,138
GBP	353,208	USD	442,073	Goldman Sachs International	1/11/2019	8,304
GBP	1,408,000	USD	1,771,754	UBS AG	1/11/2019	23,591
IDR	16,905,864,000	USD	1,093,381	JPMorgan Chase Bank N.A.	2/04/2019	78,399
JPY	4,043,951,700	USD	36,359,442	JPMorgan Chase Bank N.A.	1/11/2019	548,139
JPY	555,079,441	USD	4,902,000	JPMorgan Chase Bank N.A.	2/14/2019	177,622
JPY	448,216,000	USD	4,004,743	Merrill Lynch International	1/11/2019	85,951
JPY	90,017,480	USD	808,961	Morgan Stanley Capital Services, Inc.	1/11/2019	12,594
JPY	459,793,034	USD	4,127,402	UBS AG	1/11/2019	68,951
KRW	5,862,467,000	USD	5,185,867	JPMorgan Chase Bank N.A.	1/15/2019	69,996
NZD	3,105,000	USD	2,040,432	Goldman Sachs International	1/11/2019	43,923
NZD	558,211	USD	365,524	NatWest Markets PLC	1/11/2019	9,197
PHP	157,364,000	USD	2,982,073	JPMorgan Chase Bank N.A.	1/22/2019	5,219
SEK	18,151,000	USD	2,002,582	Deutsche Bank AG	1/11/2019	46,811
SEK	12,128,213	USD	1,341,000	Goldman Sachs International	2/14/2019	32,052
SEK	16,153,522	USD	1,817,468	JPMorgan Chase Bank N.A.	1/11/2019	6,393
SEK	36,427,000	USD	4,101,686	Merrill Lynch International	1/11/2019	11,211
SGD	1,350,000	USD	982,954	JPMorgan Chase Bank N.A.	1/11/2019	7,732
THB	42,550,650	USD	1,289,804	JPMorgan Chase Bank N.A.	2/13/2019	15,906
USD	6,150,004	AUD	8,606,580	Deutsche Bank AG	1/11/2019	86,893
USD	3,500,214	AUD	4,784,292	Goldman Sachs International	1/11/2019	129,805
USD	5,121,412	AUD	7,163,455	JPMorgan Chase Bank N.A.	1/11/2019	74,946
USD	6,305,538	AUD	8,742,404	JPMorgan Chase Bank N.A.	2/14/2019	142,869
USD	280,623	CAD	364,000	Citibank N.A.	1/11/2019	13,929
USD	3,465,850	CAD	4,512,776	Citibank N.A.	1/14/2019	159,212
USD	3,977,073	CAD	5,295,925	Deutsche Bank AG	1/11/2019	96,885
USD	827,685	CAD	1,102,000	Goldman Sachs International	1/11/2019	20,278
USD	4,199,349	CAD	5,533,300	JPMorgan Chase Bank N.A.	1/11/2019	145,242
USD	3,766,000	CAD	5,021,935	JPMorgan Chase Bank N.A.	2/14/2019	83,572
USD	10,198,859	CAD	13,379,320	Merrill Lynch International	1/11/2019	396,177
USD	1,963,741	CAD	2,631,000	NatWest Markets PLC	1/11/2019	36,075
USD	5,553,194	CAD	7,325,834	UBS AG	1/11/2019	185,745
USD	613,351	COP	1,971,005,000	Barclays Bank PLC	1/28/2019	7,191
USD	1,364,055	COP	4,381,633,000	Goldman Sachs International	1/28/2019	16,534
USD	1,410,922	EUR	1,223,167	Deutsche Bank AG	1/11/2019	8,554
USD	14,132,665	EUR	12,101,942	Goldman Sachs International	1/11/2019	257,722
USD	2,630,184	EUR	2,264,057	Goldman Sachs International	1/14/2019	33,780

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
USD	937,818	EUR	817,943	JPMorgan Chase Bank N.A.	1/11/2019	$41
USD	2,254,012	EUR	1,940,000	UBS AG	1/11/2019	29,792
USD	1,095,070	GBP	835,286	Citibank N.A.	1/11/2019	29,995
USD	2,431,009	GBP	1,839,367	Deutsche Bank AG	1/11/2019	85,626
USD	6,022,000	GBP	4,703,864	JPMorgan Chase Bank N.A.	2/14/2019	14,067
USD	687,344	ILS	2,517,156	JPMorgan Chase Bank N.A.	2/14/2019	11,907
USD	8,315,221	NOK	69,814,988	Goldman Sachs International	1/11/2019	237,845
USD	24,580,000	NOK	211,130,844	Goldman Sachs International	2/14/2019	115,013
USD	4,350,751	NOK	37,364,532	JPMorgan Chase Bank N.A.	1/11/2019	27,790
USD	2,023,494	NZD	2,950,000	Citibank N.A.	1/11/2019	43,188
USD	4,929,531	NZD	7,244,000	Goldman Sachs International	1/11/2019	66,706
USD	31,159,161	NZD	46,105,028	Goldman Sachs International	2/14/2019	190,352

						$4,232,803

Liability Derivatives
AUD	4,555,013	USD	3,315,336	Citibank N.A.	1/11/2019	$(106,449)
AUD	6,344,165	USD	4,623,285	Deutsche Bank AG	1/11/2019	(153,987)
AUD	2,490,665	USD	1,775,937	JPMorgan Chase Bank N.A.	1/11/2019	(21,329)
AUD	20,132,669	USD	14,562,000	JPMorgan Chase Bank N.A.	2/14/2019	(370,140)
AUD	5,500,000	USD	4,024,074	Merrill Lynch International	1/11/2019	(149,468)
AUD	614,520	USD	443,292	UBS AG	1/11/2019	(10,378)
CAD	4,243,632	USD	3,267,148	JPMorgan Chase Bank N.A.	1/11/2019	(157,948)
CAD	11,620,192	USD	8,796,245	JPMorgan Chase Bank N.A.	2/14/2019	(275,521)
CHF	2,483,000	USD	2,541,430	Goldman Sachs International	1/11/2019	(13,560)
COP	3,411,854,000	USD	1,072,236	Barclays Bank PLC	1/28/2019	(22,958)
COP	2,940,785,000	USD	924,921	Goldman Sachs International	1/28/2019	(20,515)
CZK	9,851,000	USD	445,289	JPMorgan Chase Bank N.A.	1/11/2019	(6,609)
DKK	8,011,079	USD	1,255,165	Citibank N.A.	1/11/2019	(24,944)
EUR	1,020,763	USD	1,171,967	Citibank N.A.	1/11/2019	(1,658)
EUR	1,100,124	USD	1,269,322	Deutsche Bank AG	1/11/2019	(8,024)
EUR	2,383,290	USD	2,740,793	JPMorgan Chase Bank N.A.	1/11/2019	(8,338)
EUR	2,170,615	USD	2,506,631	UBS AG	1/11/2019	(18,009)
GBP	205,338	USD	271,290	Brown Brothers Harriman	1/11/2019	(9,463)
GBP	1,459,000	USD	1,876,414	Citibank N.A.	1/11/2019	(16,039)
GBP	1,985,000	USD	2,583,007	Goldman Sachs International	1/11/2019	(51,928)
GBP	2,343,618	USD	3,052,138	JPMorgan Chase Bank N.A.	2/14/2019	(58,791)
GBP	1,080,000	USD	1,405,279	UBS AG	1/11/2019	(28,168)
ILS	1,799,000	USD	498,772	Barclays Bank PLC	1/11/2019	(17,359)
MXN	23,425,560	USD	1,230,283	Goldman Sachs International	1/11/2019	(39,456)
NOK	104,790,284	USD	12,874,334	Goldman Sachs International	1/11/2019	(750,424)
NOK	139,673,121	USD	16,541,305	Goldman Sachs International	2/14/2019	(356,549)
NZD	27,129,879	USD	18,450,000	Goldman Sachs International	2/14/2019	(226,824)
NZD	4,335,000	USD	3,007,377	Merrill Lynch International	1/11/2019	(97,335)
PLN	3,697,931	USD	996,800	Barclays Bank PLC	1/11/2019	(8,583)
RUB	42,540,000	USD	636,788	JPMorgan Chase Bank N.A.	3/06/2019	(30,839)
USD	25,465,957	CHF	25,463,869	JPMorgan Chase Bank N.A.	2/14/2019	(540,443)
USD	243,958	DKK	1,592,000	Barclays Bank PLC	1/11/2019	(517)
USD	1,131,302	DKK	7,422,872	JPMorgan Chase Bank N.A.	2/14/2019	(12,024)
USD	607,409	EUR	530,000	Barclays Bank PLC	1/11/2019	(239)
USD	2,130,655	EUR	1,874,784	Citibank N.A.	1/11/2019	(18,795)
USD	2,431,860	EUR	2,132,000	Deutsche Bank AG	1/11/2019	(12,490)
USD	481,685	EUR	423,000	Deutsche Bank AG	1/14/2019	(3,409)
USD	1,892,662	EUR	1,657,251	Goldman Sachs International	1/11/2019	(7,385)
USD	74,568,841	EUR	65,591,294	Goldman Sachs International	2/14/2019	(845,993)
USD	36,522,122	EUR	32,133,575	JPMorgan Chase Bank N.A.	2/14/2019	(424,065)
USD	1,073,305	EUR	936,193	UBS AG	1/11/2019	(46)
USD	97,651	GBP	77,801	JPMorgan Chase Bank N.A.	1/11/2019	(1,553)

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
USD	1,144,608	IDR	16,905,864,000	JPMorgan Chase Bank N.A.	2/04/2019	$(27,172)
USD	1,929,693	JPY	217,953,912	Citibank N.A.	1/11/2019	(59,487)
USD	932,489	JPY	104,369,000	Goldman Sachs International	1/11/2019	(20,046)
USD	37,847,426	JPY	4,277,762,159	JPMorgan Chase Bank N.A.	2/14/2019	(1,299,069)
USD	831,394	JPY	93,696,000	NatWest Markets PLC	1/11/2019	(23,733)
USD	4,875,223	KRW	5,511,639,330	JPMorgan Chase Bank N.A.	1/15/2019	(66,113)
USD	2,102,970	SEK	19,091,000	Citibank N.A.	1/11/2019	(52,556)
USD	12,404,365	SEK	111,618,010	Goldman Sachs International	2/14/2019	(232,070)
USD	899,211	SGD	1,238,213	JPMorgan Chase Bank N.A.	2/14/2019	(10,098)
USD	237,586	SGD	327,000	Morgan Stanley Capital Services, Inc.	1/11/2019	(2,380)
USD	63,661	ZAR	929,865	Deutsche Bank AG	1/11/2019	(912)

						$(6,722,188)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
AEX 25 Index	Short	EUR	130	$14,528,931	January - 2019	$383,228
DAX Index	Short	EUR	40	12,100,835	March - 2019	221,579
Hang Seng China Enterprises Index	Long	HKD	63	4,063,763	January - 2019	8,850
Hang Seng Index	Long	HKD	48	7,924,092	January - 2019	98,354
IBOV Index	Short	BRL	134	3,060,486	February - 2019	15,524
KOSPI 200 Index	Short	KRW	95	5,564,910	March - 2019	11,805
MSCI Taiwan Index	Long	USD	548	19,695,120	January - 2019	285,552
Russell 2000 Index	Short	USD	220	14,839,000	March - 2019	1,216,488
S&P 500 Index	Short	USD	96	12,024,960	March - 2019	480,375
S&P/TSX 60 Index	Short	CAD	80	10,047,466	March - 2019	300,705
Topix Index	Short	JPY	87	11,739,639	March - 2019	845,495

						$3,867,955

Interest Rate Futures
Australian Treasury Bond 10 yr	Long	AUD	499	$46,631,348	March - 2019	$576,200
German Euro-Bund 10 yr	Long	EUR	70	13,116,313	March - 2019	88,061
U.S. Treasury Note 2 yr	Long	USD	119	25,265,188	March - 2019	174,361
U.S. Treasury Note 5 yr	Long	USD	595	68,239,062	March - 2019	1,151,047

						$1,989,669

						$5,857,624

Liability Derivatives
Equity Futures
BIST 30 Index	Long	TRY	7,569	$16,879,192	February - 2019	$(119,121)
CAC 40 Index	Long	EUR	273	14,790,259	January - 2019	(236,844)
FTSE 100 Index	Long	GBP	293	24,868,551	March - 2019	(618,633)
FTSE/JSE Index	Short	ZAR	460	15,045,477	March - 2019	(577,363)
FTSE/MIB Index	Long	EUR	74	7,721,688	March - 2019	(222,987)
IBEX Index	Long	EUR	68	6,635,756	January - 2019	(160,341)
Mexican Bolsa Index	Long	MXN	493	10,480,773	March - 2019	(753)
MSCI Singapore Index	Short	SGD	27	676,907	January - 2019	(3,665)
NIFTY Index	Short	USD	417	9,109,365	January - 2019	(32,563)
OMX Index	Long	SEK	1,531	24,396,782	January - 2019	(783,563)
S&P/ASX 200 Index	Long	AUD	88	8,617,157	March - 2019	(26,591)

						$(2,782,424)

MFS Global Tactical Allocation Portfolio

Portfolio of Investments – continued

Futures Contracts - continued

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
Interest Rate Futures
Canadian Treasury Bond 10 yr	Short	CAD	617	$61,812,987	March - 2019	$(1,990,381)
German Euro Buxl 30 yr	Short	EUR	20	4,138,906	March - 2019	(74,749)
German Euro-Bobl 5 yr	Short	EUR	103	15,638,979	March - 2019	(29,948)
Japan Government Bond 10 yr	Short	JPY	5	6,955,887	March - 2019	(30,633)
Long Gilt 10 yr	Short	GBP	17	2,668,872	March - 2019	(21,290)
U.S. Treasury Bond 30 yr	Short	USD	10	1,460,000	March - 2019	(67,849)
U.S. Treasury Note 10 yr	Short	USD	392	47,830,125	March - 2019	(1,184,092)
U.S. Treasury Ultra Bond 30 yr	Short	USD	105	16,868,906	March - 2019	(886,264)
U.S. Treasury Ultra Note 10 yr	Short	USD	62	8,064,844	March - 2019	(259,366)

						$(4,544,572)

						$(7,326,996)

At December 31, 2018, the fund had cash collateral of $2,953,044 and other liquid securities with an aggregate value of $18,331,128 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $529,722,896)	$577,624,485
Investments in affiliated issuers, at value (identified cost, $24,746,477)	24,746,728
Cash	932,618
Foreign currency, at value (identified cost, $13,890)	13,993
Restricted cash for
Forward foreign currency exchange contracts	2,353,000
Deposits with brokers for
Futures contracts	600,044
Receivables for
Forward foreign currency exchange contracts	4,232,803
Net daily variation margin on open futures contracts	337,077
Investments sold	595,809
Interest and dividends	3,450,158
Other assets	3,925
Total assets	$614,890,640

Liabilities
Payables for
Forward foreign currency exchange contracts	$6,722,188
Investments purchased	13,392
Fund shares reacquired	918,148
Payable to affiliates
Investment adviser	47,375
Shareholder servicing costs	119
Distribution and/or service fees	15,268
Payable for independent Trustees’ compensation	11
Deferred country tax expense payable	24,859
Accrued expenses and other liabilities	154,598
Total liabilities	$7,895,958
Net assets	$606,994,682

Net assets consist of
Paid-in capital	$538,384,218
Total distributable earnings (loss)	68,610,464
Net assets	$606,994,682
Shares of beneficial interest outstanding	42,328,556

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$47,516,873	3,260,141	$14.58
Service Class	559,477,809	39,068,415	14.32

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Interest	$11,103,176
Dividends	7,007,613
Dividends from affiliated issuers	453,817
Income on securities loaned	22,092
Other	3,601
Foreign taxes withheld	(381,086)
Total investment income	$18,209,213
Expenses
Management fee	$4,887,426
Distribution and/or service fees	1,596,387
Shareholder servicing costs	14,167
Administrative services fee	108,042
Independent Trustees’ compensation	12,557
Custodian fee	110,082
Shareholder communications	45,722
Audit and tax fees	88,641
Legal fees	5,945
Miscellaneous	340,658
Total expenses	$7,209,627
Reduction of expenses by investment adviser	(65,682)
Net expenses	$7,143,945
Net investment income (loss)	$11,065,268

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $23,810 country tax)	$22,856,336
Affiliated issuers	(476)
Futures contracts	(4,517,236)
Forward foreign currency exchange contracts	5,099,627
Foreign currency	(240,620)
Net realized gain (loss)	$23,197,631
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $47,477 decrease in deferred country tax)	$(68,223,598)
Affiliated issuers	251
Futures contracts	(1,837,150)
Forward foreign currency exchange contracts	3,325,312
Translation of assets and liabilities in foreign currencies	(136,575)
Net unrealized gain (loss)	$(66,871,760)
Net realized and unrealized gain (loss)	$(43,674,129)
Change in net assets from operations	$(32,608,861)

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$11,065,268	$11,049,781
Net realized gain (loss)	23,197,631	24,717,280
Net unrealized gain (loss)	(66,871,760)	43,454,716
Change in net assets from operations	$(32,608,861)	$79,221,777
Total distributions to shareholders (a)	$(33,921,546)	$(24,775,424)
Change in net assets from fund share transactions	$(89,026,534)	$(83,723,186)
Total change in net assets	$(155,556,941)	$(29,276,833)

Net assets
At beginning of period	762,551,623	791,828,456
At end of period (b)	$606,994,682	$762,551,623

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income and from net realized gain were $22,895,168 and $1,880,256, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $702,927.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

FINANCIAL STATEMENTS   |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$16.11	$15.04	$14.92		$16.43	$16.20

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.26	$0.29	(c)	$0.29	$0.37
Net realized and unrealized gain (loss)	(0.99)	1.36	0.67		(0.66)	0.36
Total from investment operations	$(0.70)	$1.62	$0.96		$(0.37)	$0.73

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.51)	$—		$(0.87)	$(0.48)
From net realized gain	(0.70)	(0.04)	(0.84)		(0.27)	(0.02)
Total distributions declared to shareholders	$(0.83)	$(0.55)	$(0.84)		$(1.14)	$(0.50)
Net asset value, end of period (x)	$14.58	$16.11	$15.04		$14.92	$16.43
Total return (%) (k)(r)(s)(x)	(4.50)	10.83	6.24	(c)	(2.23)	4.46

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	0.79	(c)	0.76	0.76
Expenses after expense reductions (f)	0.80	0.80	0.78	(c)	0.75	0.75
Net investment income (loss)	1.83	1.64	1.88	(c)	1.80	2.23
Portfolio turnover	86	35	38		57	32
Net assets at end of period (000 omitted)	$47,517	$56,096	$58,053		$63,253	$76,670

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14
Net asset value, beginning of period	$15.84	$14.79	$14.72		$16.22	$15.99

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.22	$0.25	(c)	$0.25	$0.33
Net realized and unrealized gain (loss)	(0.98)	1.34	0.66		(0.66)	0.35
Total from investment operations	$(0.74)	$1.56	$0.91		$(0.41)	$0.68

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.47)	$—		$(0.82)	$(0.43)
From net realized gain	(0.70)	(0.04)	(0.84)		(0.27)	(0.02)
Total distributions declared to shareholders	$(0.78)	$(0.51)	$(0.84)		$(1.09)	$(0.45)
Net asset value, end of period (x)	$14.32	$15.84	$14.79		$14.72	$16.22
Total return (%) (k)(r)(s)(x)	(4.80)	10.58	5.98	(c)	(2.49)	4.25

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.06	1.04	(c)	1.01	1.01
Expenses after expense reductions (f)	1.05	1.05	1.03	(c)	1.00	1.00
Net investment income (loss)	1.58	1.39	1.63	(c)	1.55	2.00
Portfolio turnover	86	35	38		57	32
Net assets at end of period (000 omitted)	$559,478	$706,456	$733,775		$773,721	$912,616
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Tactical Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service.

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Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own

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Notes to Financial Statements – continued

assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$104,709,331	$—	$—	$104,709,331
Switzerland	—	17,198,647	—	17,198,647
Japan	—	13,839,331	—	13,839,331
United Kingdom	13,268,662	—	—	13,268,662
France	9,814,473	—	—	9,814,473
Canada	7,027,815	—	—	7,027,815
Germany	6,167,718	—	—	6,167,718
Taiwan	4,352,206	—	—	4,352,206
Netherlands	3,411,073	—	—	3,411,073
Other Countries	9,938,268	2,820,613	—	12,758,881
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	53,268,714	—	53,268,714
Non-U.S. Sovereign Debt	—	149,800,787	—	149,800,787
Municipal Bonds	—	913,287	—	913,287
U.S. Corporate Bonds	—	55,881,052	—	55,881,052
Residential Mortgage-Backed Securities	—	53,808,652	—	53,808,652
Commercial Mortgage-Backed Securities	—	6,854,710	—	6,854,710
Asset-Backed Securities (including CDOs)	—	10,565,985	—	10,565,985
Foreign Bonds	—	53,983,161	—	53,983,161
Mutual Funds	24,746,728	—	—	24,746,728
Total	$183,436,274	$418,934,939	$—	$602,371,213

Other Financial Instruments
Futures Contracts – Assets	$5,000,324	$857,300	$—	$5,857,624
Futures Contracts – Liabilities	(6,320,446)	(1,006,550)	—	(7,326,996)
Forward Foreign Currency Exchange Contracts – Assets	—	4,232,803	—	4,232,803
Forward Foreign Currency Exchange Contracts – Liabilities	—	(6,722,188)	—	(6,722,188)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an

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Notes to Financial Statements – continued

offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$1,989,669	$(4,544,572)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	4,232,803	(6,722,188)
Equity	Equity Futures	3,867,955	(2,782,424)
Equity	Purchased Equity Options	840,250	—
Total		$10,930,677	$(14,049,184)

(a)

The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$5,466,068	$—	$—
Foreign Exchange	—	5,099,627	—
Equity	(9,983,304)	—	(115,088)
Total	$(4,517,236)	$5,099,627	$(115,088)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(2,895,821)	$—	$—
Foreign Exchange	—	3,325,312	—
Equity	1,058,671	—	376,051
Total	$(1,837,150)	$3,325,312	$376,051

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or

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Notes to Financial Statements – continued

margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of December 31, 2018:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Future Contracts (a)	$337,077	$—
Forward Foreign Currency Exchange Contracts	4,232,803	(6,722,188)
Purchased Options	840,250	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$5,410,130	$(6,722,188)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	1,533,224	(80,335)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$3,876,906	$(6,641,853)

(a)

The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2018:

		Amounts Not Offset in the Statement of Assets & Liabilities

	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$7,191	$(7,191)	$—	$—	$—
Brown Brothers Harriman	8,389	(8,389)	—	—	—
Citibank N.A.	246,324	(246,324)	—	—	—
Deutsche Bank AG	336,904	(178,821)	—	—	158,083
Goldman Sachs International	1,245,182	(1,245,182)	—	—	—
JPMorgan Chase Bank N.A.	1,526,983	(1,526,983)	—	—	—
Merrill Lynch International	493,339	(246,803)	—	—	246,536
Morgan Stanley Capital Services, Inc.	12,594	(2,380)	—	—	10,214
Total	$3,876,906	$(3,462,073)	$—	$—	$414,833

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2018:

		Amounts Not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(49,656)	$7,191	$—	$—	$(42,465)
Brown Brothers Harriman	(9,463)	8,389	—	—	(1,074)
Citibank N.A.	(279,929)	246,324	—	—	(33,605)
Deutsche Bank AG	(178,821)	178,821	—	—	—
Goldman Sachs International	(2,564,750)	1,245,182	—	810,000	(509,568)
JPMorgan Chase Bank N.A.	(3,310,051)	1,526,983	—	1,543,000	(240,068)
Merrill Lynch International	(246,803)	246,803	—	—	—
Morgan Stanley Capital Services, Inc.	(2,380)	2,380	—	—	—
Total	$(6,641,853)	$3,462,073	$—	$2,353,000	$(826,780)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.

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Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.

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The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to

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Notes to Financial Statements – continued

collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	12/31/18	12/31/17
Ordinary income (including any short-term capital gains)	$16,001,318	$22,895,168
Long-term capital gains	17,920,228	1,880,256
Total distributions	$33,921,546	$24,775,424

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$558,676,457
Gross appreciation	56,848,434
Gross depreciation	(17,112,435)
Net unrealized appreciation (depreciation)	$39,735,999

Undistributed ordinary income	15,597,284
Undistributed long-term capital gain	13,215,190
Other temporary differences	61,991

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$407,616	$1,774,948	$2,268,848	$134,500
Service Class	3,217,529	21,120,220	28,027,553	1,745,756
Total	$3,625,145	$22,895,168	$30,296,401	$1,880,256

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $300 million	0.75%
In excess of $300 million and up to $2.5 billion	0.675%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $65,682, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $13,916, which equated to 0.0020% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $251.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0156% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $1,102 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to

MFS Global Tactical Allocation Portfolio

Notes to Financial Statements – continued

ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in sale transactions pursuant to this policy, which amounted to $253,464. The sales transactions resulted in net realized gains (losses) of $52,902.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$188,601,615	$160,075,267
Non-U.S. Government securities	$372,744,864	$462,046,428

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	80,272	$1,254,421	284,704	$4,549,890
Service Class	437,166	6,748,306	760,671	11,756,151
	517,438	$8,002,727	1,045,375	$16,306,041

Shares issued to shareholders in reinvestment of distributions
Initial Class	177,720	$2,676,464	120,394	$1,909,448
Service Class	2,109,729	31,245,082	1,465,768	22,865,976
	2,287,449	$33,921,546	1,586,162	$24,775,424

Shares reacquired
Initial Class	(479,270)	$(7,461,633)	(782,642)	$(12,462,762)
Service Class	(8,081,155)	(123,489,174)	(7,223,234)	(112,341,889)
	(8,560,425)	$(130,950,807)	(8,005,876)	$(124,804,651)

Net change
Initial Class	(221,278)	$(3,530,748)	(377,544)	$(6,003,424)
Service Class	(5,534,260)	(85,495,786)	(4,996,795)	(77,719,762)
	(5,755,538)	$(89,026,534)	(5,374,339)	$(83,723,186)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $4,044 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		71,788,272	293,502,840	(340,541,910)	24,749,202

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$(476)	$251	$—	$453,817	$24,746,728

MFS Global Tactical Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Global Tactical Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Tactical Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Global Tactical Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

MFS Global Tactical Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Nevin Chitkara Pilar Gomez-Bravo Steven Gorham Vipin Narula Ben Nastou Robert Persons Jonathan Sage Natalie Shapiro Robert Spector Erik Weisman

MFS Global Tactical Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Global Tactical Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

MFS Global Tactical Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $19,713,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 19.64% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Annual Report

December 31, 2018

MFS® Government Securities Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

GSS-ANN

MFS® Government Securities Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Government Securities Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	58.4%
U.S. Treasury Securities	22.0%
U.S. Government Agencies	9.5%
Investment Grade Corporates	3.8%
Commercial Mortgage-Backed Securities	2.1%
Collateralized Debt Obligations	2.0%
Municipal Bonds	1.9%
Asset-Backed Securities	0.6%
Non-U.S. Government Bonds	0.3%

Composition including fixed income credit quality (a)(i)
AAA	4.2%
AA	2.2%
A	2.7%
BBB	1.6%
U.S. Government	21.5%
Federal Agencies	67.9%
Not Rated	0.5%
Cash & Cash Equivalents	(0.1)%
Other	(0.5)%

Portfolio facts (i)
Average Duration (d)	5.7
Average Effective Maturity (m)	8.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

2

MFS Government Securities Portfolio

Portfolio Composition – continued

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MFS Government Securities Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Government Securities Portfolio (“fund”) provided a total return of 0.47%, while Service Class shares of the fund provided a total return of 0.17%. These compare with a return of 0.93% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Bond Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the Eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Government/Mortgage Bond Index, the fund’s non-benchmark exposure to both the commercial mortgage-backed securities (CMBS) and corporate bond sectors was a detractor from performance as general credit spread widening led these sectors to underperform.

Conversely, the fund’s shorter duration (d) stance aided relative returns as interest rates generally rose throughout the reporting period. Additionally, security selection within the mortgage-backed securities (MBS) Agency Fixed Rate sector benefited relative results.

Respectfully,

Portfolio Manager(s)

Geoffrey Schechter and Jake Stone

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

Note to Shareholders: Effective September 1, 2018, Jake Stone became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Government Securities Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	0.47%	1.80%	2.53%
Service Class	8/24/01	0.17%	1.55%	2.26%

Comparative benchmark(s)
Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)		0.93%	2.22%	2.61%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Government Securities Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.58%	$1,000.00	$1,016.17	$2.95
	Hypothetical (h)	0.58%	$1,000.00	$1,022.28	$2.96
Service Class	Actual	0.83%	$1,000.00	$1,014.05	$4.21
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Government Securities Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 99.6%
Asset-Backed & Securitized – 4.7%
A Voce CLO Ltd., 2014-1A, “A1R”, FLR, 3.596% (LIBOR - 3mo. + 1.16%), 7/15/2026 (n)	$2,195,423	$2,194,305
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (z)	1,144,932	1,144,157
Chesapeake Funding II LLC, 2018-3A, “A1”, 3.39%, 1/15/2031 (z)	1,700,000	1,699,677
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	1,536,000	1,523,966
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	1,414,455	1,390,035
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	144,366	144,321
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 3.456% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	1,537,212	1,514,956
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	1,965,000	1,950,625
Loomis, Sayles & Co., CLO, “A2”, FLR, 3.836% (LIBOR - 3mo. + 1.4%), 4/15/2028 (n)	1,489,774	1,454,465
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 3.949% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	1,572,067	1,526,266
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	415,862	410,096
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.868%, 12/15/2051 (i)	6,278,789	410,595
Symphony CLO Ltd., 2016-17A, “BR”, FLR, 3.636% (LIBOR - 3mo. + 1.2%), 4/15/2028 (n)	1,332,260	1,298,013
TICP CLO Ltd., FLR, 3.309% (LIBOR - 3mo. + 0.8%), 4/20/2028 (n)	1,261,352	1,243,026
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	968,000	958,882
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	1,937,516	1,939,602
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	918,829	902,291
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA” , 0.957%, 1/15/2052 (i)(z)	3,757,641	274,263
West CLO Ltd. 2013-1A, “A1AR”, FLR, 3.749% (LIBOR - 3mo. + 1.16%), 11/07/2025 (n)	452,640	452,417

		$22,431,958

Business Services – 0.3%
Cisco Systems, Inc., 2.6%, 2/28/2023	$1,271,000	$1,245,725

Chemicals – 0.3%
Sherwin Williams Co., 2.75%, 6/01/2022	$1,673,000	$1,619,402

Issuer	Shares/Par	Value ($)
BONDS – continued
Computer Software – 0.1%
Microsoft Corp., 3.125%, 11/03/2025	$541,000	$535,329

Computer Software – Systems – 0.3%
Apple, Inc., 3.25%, 2/23/2026	$1,696,000	$1,656,329

Conglomerates – 0.2%
United Technologies Corp., 3.95%, 8/16/2025	$764,000	$758,426

Consumer Products – 0.3%
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	$1,311,000	$1,238,955

Food & Beverages – 0.2%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/2021	$977,000	$960,299

Local Authorities – 0.2%
Philadelphia, PA, School District Rev.,
“A”, AGM, 5.995%, 9/01/2030	$960,000	$1,132,579

Major Banks – 0.1%
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	$565,000	$550,972

Medical & Health Technology & Services – 0.4%
Montefiore Obligated Group, 5.246%, 11/01/2048	$2,012,000	$2,106,186

Mortgage-Backed – 58.3%
Fannie Mae, 5.6%, 1/01/2019	$326,393	$325,674
Fannie Mae, 5%, 4/01/2019 - 3/01/2041	5,271,287	5,589,255
Fannie Mae, 5.5%, 5/01/2019 - 3/01/2038	7,332,328	7,891,742
Fannie Mae, 4.5%, 6/01/2019 - 6/01/2044	15,614,683	16,339,283
Fannie Mae, 4.785%, 8/01/2019	1,294,696	1,305,646
Fannie Mae, 5.05%, 8/01/2019	289,246	291,594
Fannie Mae, 4.67%, 9/01/2019	495,388	500,357
Fannie Mae, 1.99%, 10/01/2019	917,079	915,175
Fannie Mae, 4.14%, 8/01/2020	412,101	419,823
Fannie Mae, 6%, 2/01/2021 - 7/01/2037	911,588	991,005
Fannie Mae, 2.56%, 10/01/2021	226,970	225,206
Fannie Mae, 2.67%, 3/01/2022	435,781	433,300
Fannie Mae, 2.152%, 1/25/2023	1,600,000	1,561,095
Fannie Mae, 2.73%, 4/01/2023	492,730	490,001
Fannie Mae, 2.41%, 5/01/2023	621,837	613,701
Fannie Mae, 2.55%, 5/01/2023	535,054	530,981
Fannie Mae, 2.59%, 5/01/2023	341,234	339,166
Fannie Mae, 3.5%, 5/25/2025 - 1/01/2047	25,719,862	25,836,995
Fannie Mae, 2.28%, 11/01/2026	262,018	249,090
Fannie Mae, 2.597%, 12/25/2026	1,032,000	982,084
Fannie Mae, 3.043%, 3/25/2028	1,276,000	1,241,151
Fannie Mae, 3.23%, 1/01/2029	873,383	861,946
Fannie Mae, 6.5%, 9/01/2031 - 10/01/2037	756,507	849,801
Fannie Mae, 3%, 12/01/2031 - 11/01/2046	14,095,680	13,904,908
Fannie Mae, 4%, 9/01/2040 - 2/01/2045	34,948,618	35,930,899
Fannie Mae, 2%, 5/25/2044	753,904	727,140
Fannie Mae, TBA, 2.5%, 1/17/2034	875,000	854,553

7

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Fannie Mae, TBA, 3%, 1/17/2034	$3,600,000	$3,592,272
Fannie Mae, TBA, 3.5%, 1/17/2034	3,075,000	3,112,507
Freddie Mac, 2.086%, 3/25/2019	1,288,712	1,285,380
Freddie Mac, 1.883%, 5/25/2019	3,438,049	3,425,570
Freddie Mac, 6%, 8/01/2019 - 10/01/2038	2,502,907	2,714,449
Freddie Mac, 2.456%, 8/25/2019	1,236,312	1,231,934
Freddie Mac, 4.186%, 8/25/2019	814,000	816,221
Freddie Mac, 1.869%, 11/25/2019	2,573,177	2,551,603
Freddie Mac, 4.251%, 1/25/2020	1,449,000	1,461,929
Freddie Mac, 2.313%, 3/25/2020	1,473,554	1,462,799
Freddie Mac, 4.224%, 3/25/2020	1,854,785	1,877,796
Freddie Mac, 5%, 4/01/2020 - 6/01/2040	1,000,683	1,057,773
Freddie Mac, 3.808%, 8/25/2020	999,000	1,008,632
Freddie Mac, 3.034%, 10/25/2020	1,318,347	1,317,759
Freddie Mac, 2.455%, 3/25/2022	1,066,892	1,057,873
Freddie Mac, 5.5%, 5/01/2022 - 6/01/2041	1,773,218	1,913,727
Freddie Mac, 2.716%, 6/25/2022	1,616,064	1,605,176
Freddie Mac, 4.5%, 11/01/2022 - 5/01/2042	2,754,463	2,878,452
Freddie Mac, 2.51%, 11/25/2022	2,326,000	2,291,160
Freddie Mac, 3.32%, 2/25/2023	1,993,000	2,020,938
Freddie Mac, 3.25%, 4/25/2023	3,500,000	3,539,250
Freddie Mac, 3.3%, 4/25/2023 - 10/25/2026	4,406,044	4,444,075
Freddie Mac, 3.06%, 7/25/2023	1,286,000	1,291,212
Freddie Mac, 0.881%, 4/25/2024 (i)	16,676,689	631,113
Freddie Mac, 0.618%, 7/25/2024 (i)	17,843,369	500,856
Freddie Mac, 3.064%, 8/25/2024	1,703,107	1,707,889
Freddie Mac, 2.67%, 12/25/2024	3,924,000	3,844,736
Freddie Mac, 2.811%, 1/25/2025	3,025,000	2,983,818
Freddie Mac, 3.329%, 5/25/2025	3,082,000	3,123,916
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	2,594,741	2,659,891
Freddie Mac, 3.01%, 7/25/2025	904,000	899,194
Freddie Mac, 2.745%, 1/25/2026	2,656,000	2,591,058
Freddie Mac, 3.224%, 3/25/2027	2,380,000	2,375,408
Freddie Mac, 3.243%, 4/25/2027	2,062,000	2,058,583
Freddie Mac, 3.117%, 6/25/2027	1,490,000	1,473,556
Freddie Mac, 0.578%, 7/25/2027 (i)	30,010,367	1,261,351
Freddie Mac, 3.194%, 7/25/2027	2,152,000	2,137,661
Freddie Mac, 0.436%, 8/25/2027 (i)	25,147,000	803,615
Freddie Mac, 3.187%, 9/25/2027	4,857,000	4,812,004
Freddie Mac, 3.286%, 11/25/2027	2,115,000	2,108,780
Freddie Mac, 3.444%, 12/25/2027	722,000	728,497
Freddie Mac, 0.29%, 1/25/2028 (i)	42,816,064	1,046,442
Freddie Mac, 0.302%, 1/25/2028 (i)	17,629,911	444,757
Freddie Mac, 0.134%, 2/25/2028 (i)	49,882,900	662,545
Freddie Mac, 0.119%, 4/25/2028 (i)	32,061,154	398,921
Freddie Mac, 3.85%, 5/25/2028	1,423,000	1,479,728
Freddie Mac, 6.5%, 8/01/2032 - 5/01/2037	465,659	525,764
Freddie Mac, 3.5%, 11/01/2037 - 1/01/2047	29,615,095	29,777,690
Freddie Mac, 3%, 1/01/2038 - 11/01/2046	17,432,704	17,102,111
Ginnie Mae, 5.5%, 7/15/2033 - 1/20/2042	1,661,134	1,791,103
Ginnie Mae, 4.5%, 8/15/2039 - 9/20/2041	3,886,420	4,075,188
Ginnie Mae, 4%, 10/15/2039 - 4/20/2041	811,117	836,080

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Ginnie Mae, 3.5%, 12/15/2041 - 6/20/2043	$5,364,214	$5,427,234
Ginnie Mae, 3%, 11/20/2047 - 2/20/2048	11,126,467	10,950,783
Ginnie Mae, 6.158%, 4/20/2058	38,428	40,282
Ginnie Mae, 0.659%, 2/16/2059 (i)	2,319,533	140,476
Ginnie Mae, TBA, 3.5%, 1/23/2049	1,400,000	1,409,548

		$280,970,636

Municipals – 1.7%
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	$4,114,000	$3,520,926
State of California (Build America Bonds), 7.6%, 11/01/2040	1,935,000	2,817,766
University of California Rev. (Build America Bonds), 5.77%, 5/15/2043	1,345,000	1,618,318

		$7,957,010

Other Banks & Diversified Financials – 0.6%
Banque Federative du Credit Mutuel S.A., 2.5%, 4/13/2021 (n)	$1,492,000	$1,463,747
ING Groep N.V., 3.15%, 3/29/2022	1,606,000	1,579,010

		$3,042,757

Restaurants – 0.3%
Starbucks Corp., 3.8%, 8/15/2025	$1,651,000	$1,633,445

Supranational – 0.3%
Inter-American Development Bank, 4.375%, 1/24/2044	$1,093,000	$1,293,775

Tobacco – 0.3%
B.A.T Capital Corp., 2.764%, 8/15/2022	$1,283,000	$1,211,890

U.S. Government Agencies and Equivalents – 9.4%
AID-Tunisia, 2.452%, 7/24/2021	$1,444,000	$1,432,428
AID-Ukraine, 1.844%, 5/16/2019	2,527,000	2,520,162
AID-Ukraine, 1.847%, 5/29/2020	1,135,000	1,122,913
Federal Home Loan Bank, 2.375%, 3/30/2020	5,500,000	5,487,289
Federal Home Loan Bank, 2.625%, 12/10/2021	4,800,000	4,812,744
Federal Home Loan Bank, 3%, 12/10/2021	20,500,000	20,709,305
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	2,205,000	2,196,380
Private Export Funding Corp., 2.25%, 3/15/2020	594,000	591,055
Private Export Funding Corp., 2.3%, 9/15/2020	770,000	764,026
Small Business Administration, 6.35%, 4/01/2021	34,826	35,596
Small Business Administration, 6.34%, 5/01/2021	45,770	46,689
Small Business Administration, 6.44%, 6/01/2021	80,111	82,262
Small Business Administration, 6.625%, 7/01/2021	95,269	97,357
Small Business Administration, 6.07%, 3/01/2022	80,128	82,205

8

MFS Government Securities Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 4.98%, 11/01/2023	$105,108	$108,826
Small Business Administration, 4.77%, 4/01/2024	261,695	269,265
Small Business Administration, 5.52%, 6/01/2024	111,818	116,358
Small Business Administration, 4.99%, 9/01/2024	20,928	21,650
Small Business Administration, 5.11%, 4/01/2025	163,845	169,431
Small Business Administration, 2.21%, 2/01/2033	834,734	812,711
Small Business Administration, 2.22%, 3/01/2033	1,454,364	1,416,096
Small Business Administration, 3.15%, 7/01/2033	1,350,126	1,379,962
Small Business Administration, 3.16%, 8/01/2033	736,964	753,336
Small Business Administration, 3.62%, 9/01/2033	484,497	500,492

		$45,528,538

U.S. Treasury Obligations – 21.3%
U.S. Treasury Bonds, 7.875%, 2/15/2021	$177,000	$196,446
U.S. Treasury Bonds, 6.25%, 8/15/2023	2,891,000	3,358,009
U.S. Treasury Bonds, 6%, 2/15/2026	2,699,000	3,294,376
U.S. Treasury Bonds, 6.75%, 8/15/2026	1,862,000	2,395,004
U.S. Treasury Bonds, 6.375%, 8/15/2027	326,000	419,169

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 4.5%, 8/15/2039	$1,287,500	$1,606,632
U.S. Treasury Bonds, 3.125%, 2/15/2043	8,176,700	8,355,195
U.S. Treasury Bonds, 2.875%, 5/15/2043	13,519,500	13,221,538
U.S. Treasury Bonds, 2.5%, 2/15/2045	21,059,000	19,120,548
U.S. Treasury Bonds, 2.875%, 11/15/2046	2,917,000	2,841,332
U.S. Treasury Notes, 1.75%, 11/30/2021	4,800,000	4,702,977
U.S. Treasury Notes, 1.75%, 5/15/2022	6,594,000	6,439,123
U.S. Treasury Notes, 2.5%, 8/15/2023 (f)	25,869,000	25,860,355
U.S. Treasury Notes, 2.5%, 5/15/2024	5,385,000	5,375,052
U.S. Treasury Notes, 2.875%, 7/31/2025	5,161,000	5,253,004
U.S. Treasury Notes, 2%, 8/15/2025	438,000	422,405

		$102,861,165

Utilities – Electric Power – 0.3%
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	$1,518,000	$1,430,201

Total Bonds (Identified Cost, $483,835,927)		$480,165,577

INVESTMENT COMPANIES (h) – 0.0%
Money Market Funds – 0.0%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $26,672)	26,675	$26,672

OTHER ASSETS, LESS LIABILITIES – 0.4%		2,133,702

NET ASSETS – 100.0%		$482,325,951

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $26,672 and $480,165,577, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $14,367,323, representing 3.0% of net assets.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value

Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030	12/19/18	$1,141,363	$1,144,157

Chesapeake Funding II LLC, 2018-3A, “A1”, 3.39%, 1/15/2031	12/04/18	1,699,678	1,699,677

Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.957%, 1/15/2052	12/10/18	273,733	274,263

Total Restricted Securities			$3,118,097

% of Net assets			0.6%

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal

CLO	Collateralized Loan Obligation

9

MFS Government Securities Portfolio

Portfolio of Investments – continued

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

PLC	Public Limited Company

TBA	To Be Announced

Derivative Contracts at 12/31/18

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	35	$7,430,938	March - 2019	$48,001

Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Short	USD	34	$4,964,000	March - 2019	$(170,656)

At December 31, 2018, the fund had liquid securities with an aggregate value of $92,969 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

10

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18
Assets
Investments in unaffiliated issuers, at value (identified cost, $483,835,927)	$480,165,577
Investments in affiliated issuers, at value (identified cost, $26,672)	26,672
Cash	344
Receivables for
Investments sold	9,867,855
Fund shares sold	9,907
Interest	2,369,988
Other assets	3,283
Total assets	$492,443,626
Liabilities
Payables for
Net daily variation margin on open futures contracts	$11,028
TBA purchase commitments	8,916,191
Fund shares reacquired	1,071,054
Payable to affiliates
Investment adviser	24,331
Shareholder servicing costs	69
Distribution and/or service fees	4,700
Payable for independent Trustees’ compensation	19
Accrued expenses and other liabilities	90,283
Total liabilities	$10,117,675
Net assets	$482,325,951
Net assets consist of
Paid-in capital	$502,216,321
Total distributable earnings (loss)	(19,890,370)
Net assets	$482,325,951
Shares of beneficial interest outstanding	40,161,615

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$310,387,496	25,789,435	$12.04
Service Class	171,938,455	14,372,180	11.96

See Notes to Financial Statements

11

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18
Net investment income (loss)
Income
Interest	$15,927,390
Dividends from affiliated issuers	190,927
Other	10,119
Total investment income	$16,128,436
Expenses
Management fee	$2,918,442
Distribution and/or service fees	484,883
Shareholder servicing costs	8,340
Administrative services fee	85,326
Independent Trustees’ compensation	12,279
Custodian fee	30,328
Shareholder communications	34,161
Audit and tax fees	62,354
Legal fees	4,571
Miscellaneous	40,235
Total expenses	$3,680,919
Reduction of expenses by investment adviser	(75,095)
Net expenses	$3,605,824
Net investment income (loss)	$12,522,612
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(2,255,292)
Affiliated issuers	(2,069)
Futures contracts	11,977
Net realized gain (loss)	$(2,245,384)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(9,625,169)
Affiliated issuers	327
Futures contracts	(78,651)
Net unrealized gain (loss)	$(9,703,493)
Net realized and unrealized gain (loss)	$(11,948,877)
Change in net assets from operations	$573,735

See Notes to Financial Statements

12

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$12,522,612	$14,129,796
Net realized gain (loss)	(2,245,384)	(673,000)
Net unrealized gain (loss)	(9,703,493)	(599,914)
Change in net assets from operations	$573,735	$12,856,882
Total distributions to shareholders (a)	$(16,541,275)	$(17,852,246)
Change in net assets from fund share transactions	$(78,202,132)	$(43,797,662)
Total change in net assets	$(94,169,672)	$(48,793,026)

Net assets
At beginning of period	576,495,623	625,288,649
At end of period (b)	$482,325,951	$576,495,623

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income were $17,852,246.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $16,539,111.

See Notes to Financial Statements

13

MFS Government Securities Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14
Net asset value, beginning of period	$12.39	$12.51	$12.72		$13.02	$12.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.31	$0.31	(c)	$0.27	$0.26
Net realized and unrealized gain (loss)	(0.25)	(0.03)	(0.17)		(0.21)	0.35
Total from investment operations	$0.05	$0.28	$0.14		$0.06	$0.61
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.40)	$(0.35)		$(0.36)	$(0.32)
Net asset value, end of period (x)	$12.04	$12.39	$12.51		$12.72	$13.02
Total return (%) (k)(r)(s)(x)	0.47	2.22	1.04	(c)	0.47	4.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.60	0.57	(c)	0.60	0.60
Expenses after expense reductions (f)	0.59	0.60	0.56	(c)	0.59	0.59
Net investment income (loss)	2.45	2.45	2.40	(c)	2.09	2.04
Portfolio turnover	35	24	48		81	61
Net assets at end of period (000 omitted)	$310,387	$364,445	$388,457		$424,025	$484,573

Service Class	Year ended
	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14
Net asset value, beginning of period	$12.31	$12.42	$12.64		$12.93	$12.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.27	$0.28	(c)	$0.24	$0.23
Net realized and unrealized gain (loss)	(0.24)	(0.02)	(0.18)		(0.21)	0.36
Total from investment operations	$0.02	$0.25	$0.10		$0.03	$0.59
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.36)	$(0.32)		$(0.32)	$(0.29)
Net asset value, end of period (x)	$11.96	$12.31	$12.42		$12.64	$12.93
Total return (%) (k)(r)(s)(x)	0.17	2.03	0.68	(c)	0.26	4.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.85	0.82	(c)	0.85	0.85
Expenses after expense reductions (f)	0.84	0.85	0.81	(c)	0.84	0.84
Net investment income (loss)	2.20	2.20	2.15	(c)	1.84	1.79
Portfolio turnover	35	24	48		81	61
Net assets at end of period (000 omitted)	$171,938	$212,050	$236,831		$256,958	$299,520

See Notes to Financial Statements

14

MFS Government Securities Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Government Securities Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the

16

MFS Government Securities Portfolio

Notes to Financial Statements – continued

adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$148,389,703	$—	$148,389,703
Non-U.S. Sovereign Debt	—	1,293,775	—	1,293,775
Municipal Bonds	—	9,089,589	—	9,089,589
U.S. Corporate Bonds	—	10,515,140	—	10,515,140
Residential Mortgage-Backed Securities	—	280,970,636	—	280,970,636
Commercial Mortgage-Backed Securities	—	9,904,676	—	9,904,676
Asset-Backed Securities (including CDOs)	—	12,527,282	—	12,527,282
Foreign Bonds	—	7,474,776	—	7,474,776
Mutual Funds	26,672	—	—	26,672
Total	$26,672	$480,165,577	$—	$480,192,249

Other Financial Instruments
Futures Contracts – Assets	$48,001	$—	$—	$48,001
Futures Contracts – Liabilities	(170,656)	—	—	(170,656)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

17

MFS Government Securities Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$48,001	$(170,656)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$11,977

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(78,651)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously

18

MFS Government Securities Portfolio

Notes to Financial Statements – continued

agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if

19

MFS Government Securities Portfolio

Notes to Financial Statements – continued

any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$16,541,275	$17,852,246

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$487,353,481
Gross appreciation	6,560,323
Gross depreciation	(13,844,210)
Net unrealized appreciation (depreciation)	$(7,283,887)

Undistributed ordinary income	13,608,126
Capital loss carryforwards	(26,214,609)

As of December 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(6,565,848)
Long-Term	(19,648,761)
Total	$(26,214,609)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$10,880,020	$11,609,362
Service Class	5,661,255	6,242,884
Total	$16,541,275	$17,852,246

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.55%
In excess of $1 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $50,502, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.54% of the fund’s average daily net assets.

20

MFS Government Securities Portfolio

Notes to Financial Statements – continued

For the period from January 1, 2018 through July 31, 2018, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 0.61% of average daily net assets for the Initial Class shares and 0.86% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2018. For the period from January 1, 2018 through July 31, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement. Effective August 1, 2018, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.58% of average daily net assets for the Initial Class shares and 0.83% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the period from August 1, 2018 through December 31, 2018, this reduction amounted to $24,593, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $7,935, which equated to 0.0015% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $405.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0161% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $904 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$128,706,492	$176,646,547
Non-U.S. Government securities	$53,018,161	$48,651,480

21

MFS Government Securities Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	420,018	$5,061,750	808,666	$10,123,347
Service Class	642,376	7,707,935	1,401,695	17,378,499
	1,062,394	$12,769,685	2,210,361	$27,501,846

Shares issued to shareholders in reinvestment of distributions
Initial Class	916,598	$10,880,020	933,228	$11,609,362
Service Class	479,361	5,661,255	504,679	6,242,884
	1,395,959	$16,541,275	1,437,907	$17,852,246

Shares reacquired
Initial Class	(4,972,729)	$(59,818,993)	(3,378,602)	$(42,475,081)
Service Class	(3,978,973)	(47,694,099)	(3,738,170)	(46,676,673)
	(8,951,702)	$(107,513,092)	(7,116,772)	$(89,151,754)

Net change
Initial Class	(3,636,113)	$(43,877,223)	(1,636,708)	$(20,742,372)
Service Class	(2,857,236)	(34,324,909)	(1,831,796)	(23,055,290)
	(6,493,349)	$(78,202,132)	(3,468,504)	$(43,797,662)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 29% and 10%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $3,073 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		36,877,651	128,104,631	(164,955,607)	26,675

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$(2,069)	$327	$—	$190,927	$26,672

22

MFS Government Securities Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS Government Securities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Government Securities Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

23

MFS Government Securities Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

24

MFS Government Securities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

25

MFS Government Securities Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Geoffrey Schechter Jake Stone

26

MFS Government Securities Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

27

MFS Government Securities Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce such expense limitation for the Fund effective August 1, 2018, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

28

MFS Government Securities Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

29

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

Annual Report

December 31, 2018

MFS® High Yield Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

HYS-ANN

MFS® High Yield Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS High Yield Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	8.5%
Midstream	5.8%
Medical & Health Technology & Services	5.6%
Energy-Independent	5.4%
Containers	5.2%

Composition including fixed income credit quality (a)(i)
BBB	1.7%
BB	52.3%
B	34.1%
CCC	9.0%
CC	0.3%
C (o)	0.0%
Not Rated	(1.7)%
Non-Fixed Income	0.4%
Cash & Cash Equivalents	1.9%
Other	2.0%

Portfolio facts (i)
Average Duration (d)	4.4
Average Effective Maturity (m)	6.4 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS High Yield Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS High Yield Portfolio (“fund”) provided a total return of –3.08%, while Service Class shares of the fund provided a total return of –3.24%. These compare with a return of –2.08% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Detractors from Performance

Relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s security selection detracted from performance over the reporting period. From a quality perspective, selection in B-rated (r) bonds, particularly in the communications, energy, consumer non-cyclicals and electric sectors, weighed on relative performance.

Top individual detractors for the reporting period included overweight exposures to independent exploration and production companies Alta Mesa Resources (energy) and Sanchez Energy (energy) and mobile telecommunication services provider Digicel Group (communications).

Contributors to Performance

During the reporting period, the fund’s asset allocation decisions supported relative performance, led by an underweight exposure to the poor-performing energy sector. From a quality perspective, the fund’s underweight exposure to CCC-rated bonds helped relative results.

The fund’s yield curve (y) positioning, particularly the fund’s lesser exposure to shifts in the short end (centered around maturities of two or less years) of the yield curve was another area of relative strength as short-term interest rates generally increased more than long-term rates throughout the period.

Top individual contributors for the reporting period included overweight positions in hotel operator Ryman Hospitality Properties (consumer cyclicals), aircraft leasing company Park Aerospace Holdings (finance), midstream energy asset manager Tallgrass Energy Partners (energy) and diamond producer Northwest Acquisitions (basic industry).

Respectfully,

Portfolio Manager(s)

David Cole and Michael Skatrud

3

MFS High Yield Portfolio

Management Review – continued

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective March 1, 2018, Michael Skatrud became a Portfolio Manager of the Fund. Effective September 1, 2018, William Adams is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS High Yield Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	(3.08)%	2.99%	9.85%
Service Class	8/24/01	(3.24)%	2.76%	9.58%

Comparative benchmark(s)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		(2.08)%	3.84%	11.14%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS High Yield Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.72%	$1,000.00	$981.12	$3.60
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
Service Class	Actual	0.97%	$1,000.00	$979.63	$4.84
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS High Yield Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)
BONDS – 95.2%
Aerospace – 1.6%
Bombardier, Inc., 7.5%, 3/15/2025 (n)		$460,000	$433,550
DAE Funding LLC, 5.75%, 11/15/2023 (n)		1,200,000	1,188,000
DAE Funding LLC, 5%, 8/01/2024 (n)		2,415,000	2,336,512
TransDigm, Inc., 6.5%, 7/15/2024		1,155,000	1,123,238
TransDigm, Inc., 6.375%, 6/15/2026		700,000	651,000

			$5,732,300

Asset - Backed & Securitized – 0.0%
CWCapital Cobalt Ltd., CDO, “F”, FLR, 3.808% (0% cash or 3.634% PIK), (LIBOR – 3mo. + 1.3%), 4/26/2050 (a)(p)(z)		$1,190,169	$119

Automotive – 1.3%
Allison Transmission, Inc., 5%, 10/01/2024 (n)		$3,009,000	$2,888,640
IHO Verwaltungs GmbH, 4.75%, (4.75% cash or 5.5% PIK) 9/15/2026 (n)(p)		1,945,000	1,693,259
Jaguar Land Rover Automotive PLC, 4.5%, 10/01/2027 (n)		445,000	331,525

			$4,913,424

Broadcasting – 2.9%
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029		$1,535,000	$1,542,675
Liberty Media Corp. - Liberty Formula One, 8.25%, 2/01/2030		530,000	516,750
Match Group, Inc., 6.375%, 6/01/2024		1,750,000	1,780,625
Netflix, Inc., 5.875%, 2/15/2025		1,475,000	1,487,906
Netflix, Inc., 4.875%, 4/15/2028		450,000	410,625
Netflix, Inc., 5.875%, 11/15/2028 (n)		1,975,000	1,924,499
Netflix, Inc., 4.625%, 5/15/2029 (n)	EUR	715,000	802,925
WMG Acquisition Corp., 5%, 8/01/2023 (n)		$525,000	510,563
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)		1,595,000	1,511,263
WMG Acquisition Corp., 5.5%, 4/15/2026 (n)		300,000	286,500

			$10,774,331

Building – 4.1%
ABC Supply Co., Inc., 5.75%, 12/15/2023 (n)		$2,080,000	$2,059,200
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)		1,305,000	1,242,608
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)		1,760,000	1,546,600
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)		310,000	282,100
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)		1,420,000	1,214,100
NCI Building Systems, Inc., 8%, 4/15/2026 (z)		345,000	315,675

Issuer	Shares/Par	Value ($)
BONDS – continued
Building – continued
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/01/2022 (n)	$1,710,000	$1,667,250
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)	997,000	907,270
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	714,000	722,925
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	1,730,000	1,624,037
Standard Industries, Inc., 6%, 10/15/2025 (n)	1,265,000	1,213,262
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	1,850,000	1,831,500
Summit Materials LLC/Summit
Materials Finance Co., 5.125%, 6/01/2025 (n)	450,000	409,500

		$15,036,027

Business Services – 4.6%
Alliance Data Systems Corp., 5.875%, 11/01/2021 (n)	$540,000	$539,244
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	1,270,000	1,216,025
CDK Global, Inc., 4.875%, 6/01/2027	2,155,000	1,998,762
Equinix, Inc., 5.375%, 4/01/2023	1,145,000	1,139,275
Equinix, Inc., 5.75%, 1/01/2025	1,000,000	1,007,500
Equinix, Inc., 5.875%, 1/15/2026	1,045,000	1,052,838
Financial & Risk U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)	1,635,000	1,493,981
First Data Corp., 5%, 1/15/2024 (n)	3,085,000	2,969,312
MSCI, Inc., 4.75%, 8/01/2026 (n)	1,615,000	1,530,213
Travelport Worldwide Ltd., 6%, 3/15/2026 (n)	960,000	969,600
Vantiv LLC/Vantiv Issuer Corp., 4.375%, 11/15/2025 (n)	1,975,000	1,806,908
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	1,005,000	944,700

		$16,668,358

Cable TV – 8.2%
Altice Financing S.A., 6.625%, 2/15/2023 (n)	$665,000	$638,400
Altice Financing S.A., 7.5%, 5/15/2026 (n)	200,000	182,500
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	2,750,000	2,736,250
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	815,000	781,381
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	3,110,000	3,047,800
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	1,595,000	1,547,150
CSC Holdings LLC, 5.5%, 5/15/2026 (z)	1,340,000	1,262,950
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	2,960,000	2,752,800
CSC Holdings LLC, 7.5%, 4/01/2028 (z)	875,000	872,813

7

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
BONDS – continued
Cable TV – continued
DISH DBS Corp., 5.875%, 11/15/2024		$750,000	$603,750
Intelsat Connect Finance, 9.5%, 2/15/2023 (n)		530,000	455,800
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023		1,605,000	1,396,350
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)		770,000	737,275
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)		1,605,000	1,609,012
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)		745,000	705,888
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)		2,600,000	2,353,000
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)		1,865,000	1,874,138
Videotron Ltd., 5.375%, 6/15/2024 (n)		455,000	450,450
Videotron Ltd., 5.125%, 4/15/2027 (n)		2,660,000	2,513,700
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)		200,000	188,006
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)		1,655,000	1,516,394
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)		2,080,000	1,877,200

			$30,103,007

Chemicals – 2.8%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)		$2,225,000	$2,102,625
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		1,235,000	1,175,979
OCI N.V., 6.625%, 4/15/2023 (n)		2,065,000	2,028,863
PolyOne Corp., 5.25%, 3/15/2023		1,565,000	1,510,225
SPCM S.A., 4.875%, 9/15/2025 (n)		2,445,000	2,127,150
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 6.5%, 10/01/2026 (n)	EUR	925,000	977,947
Starfruit Finco B.V./Starfruit US Holdco LLC, 6.5%, 10/01/2026		325,000	343,603

			$10,266,392

Computer Software – 0.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)		$1,485,000	$1,483,343
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)		935,000	939,653

			$2,422,996

Computer Software – Systems – 1.7%
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024		$370,000	$365,375
CDW LLC/CDW Finance Corp., 5%, 9/01/2025		510,000	488,325
Fair Isaac Corp., 5.25%, 5/15/2026 (n)		1,730,000	1,673,775
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)		1,205,000	1,214,037
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)		2,410,000	2,397,950

			$6,139,462

Issuer	Shares/Par		Value ($)
BONDS – continued
Conglomerates – 3.8%
Amsted Industries Co., 5%, 3/15/2022 (n)		$2,500,000	$2,431,250
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)		1,760,000	1,693,472
EnerSys, 5%, 4/30/2023 (n)		3,100,000	3,022,500
Entegris, Inc., 4.625%, 2/10/2026 (n)		2,505,000	2,304,600
Gates Global LLC, 6%, 7/15/2022 (n)		872,000	854,560
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)		1,625,000	1,600,625
TriMas Corp., 4.875%, 10/15/2025 (n)		2,095,000	1,932,637

			$13,839,644

Construction – 1.1%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)		$930,000	$152,287
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)		807,000	138,199
Mattamy Group Corp., 6.5%, 10/01/2025 (n)		1,940,000	1,736,300
Toll Brothers Finance Corp., 4.875%, 11/15/2025		590,000	551,650
Toll Brothers Finance Corp., 4.35%, 2/15/2028		1,720,000	1,470,600

			$4,049,036

Consumer Products – 1.1%
Coty, Inc., 6.5%, 4/15/2026 (n)		$895,000	$769,700
Energizer Gamma Acquisition, Inc., 6.375%, 7/15/2026 (n)		1,610,000	1,477,175
Spectrum Brands, Inc., 5.75%, 7/15/2025		1,880,000	1,785,436

			$4,032,311

Consumer Services – 1.8%
Cimpress N.V., 7%, 6/15/2026 (n)		$1,380,000	$1,324,800
Frontdoor, Inc., 6.75%, 8/15/2026 (n)		1,405,000	1,334,750
Matthews International Corp., 5.25%, 12/01/2025 (n)		1,430,000	1,329,900
NVA Holdings, Inc., 6.875%, 4/01/2026 (n)		1,190,000	1,065,050
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)		1,810,000	1,710,450

			$6,764,950

Containers – 5.2%
ARD Finance S.A., 6.625%, 9/15/2023	EUR	510,000	$557,570
ARD Finance S.A., 7.125%, 9/15/2023		$1,075,000	964,813
ARD Securities Finance, 8.75%, (8.75% cash or 8.75% PIK) 1/31/2023 (n)(p)		870,000	702,797
Berry Global Group, Inc., 5.5%, 5/15/2022		2,200,000	2,189,000
Berry Global Group, Inc., 6%, 10/15/2022		500,000	505,000
BWAY Holding Co., Inc., 7.25%, 4/15/2025 (z)		345,000	309,638
Crown American LLC, 4.5%, 1/15/2023		1,442,000	1,407,752
Crown Americas LLC/Crown Americas Capital Corp., 4.75%, 2/01/2026 (n)		775,000	735,281
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026		1,080,000	969,300

8

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Containers – continued
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)	$1,475,000	$1,312,750
Multi-Color Corp., 6.125%, 12/01/2022 (n)	2,124,000	2,108,070
Reynolds Group, 5.75%, 10/15/2020	741,367	739,514
Reynolds Group, 5.125%, 7/15/2023 (n)	1,260,000	1,200,150
Sealed Air Corp., 4.875%, 12/01/2022 (n)	1,875,000	1,856,250
Sealed Air Corp., 5.125%, 12/01/2024 (n)	365,000	358,156
Sealed Air Corp., 5.5%, 9/15/2025 (n)	420,000	414,750
Silgan Holdings, Inc., 4.75%, 3/15/2025	1,385,000	1,291,512
W/S Packaging Group, Inc., 9%, 4/15/2023 (n)	1,230,000	1,223,850

		$18,846,153

Electrical Equipment – 0.7%
CommScope Technologies LLC, 5%, 3/15/2027 (n)	$3,170,000	$2,567,700

Electronics – 1.2%
Qorvo, Inc., 5.5%, 7/15/2026 (n)	$1,535,000	$1,465,925
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	835,000	822,475
Sensata Technologies B.V., 5%, 10/01/2025 (n)	2,080,000	1,955,200

		$4,243,600

Energy – Independent – 5.3%
Alta Mesa Holdings LP/Alta Mesa
Finance Services Corp., 7.875%, 12/15/2024	$2,565,000	$1,590,300
Callon Petroleum Co., 6.375%, 7/01/2026	1,745,000	1,622,850
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	790,000	730,750
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	2,165,000	1,948,500
Diamondback Energy, Inc., 5.375%, 5/31/2025	2,735,000	2,666,625
Gulfport Energy Corp., 6%, 10/15/2024	1,295,000	1,146,075
Indigo Natural Resources LLC, 6.875%, 2/15/2026 (n)	1,130,000	971,800
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)	1,690,000	1,630,850
Oasis Petroleum, Inc., 6.25%, 5/01/2026 (n)	1,385,000	1,163,400
Parsley Energy LLC/Parsley Finance Corp., 5.25%, 8/15/2025 (n)	430,000	389,150
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	2,560,000	2,326,400
QEP Resources, Inc., 5.25%, 5/01/2023	1,055,000	933,675
Sanchez Energy Corp., 6.125%, 1/15/2023	1,180,000	212,400
SM Energy Co., 6.75%, 9/15/2026	2,390,000	2,139,050

		$19,471,825

Entertainment – 1.3%
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	$1,795,000	$1,754,612
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	3,320,000	3,129,100

		$4,883,712

Issuer	Shares/Par	Value ($)
BONDS – continued
Financial Institutions – 1.2%
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	$1,085,000	$1,036,175
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	2,710,000	2,615,150
Wand Merger Corp., 8.125%, 7/15/2023 (n)	830,000	809,250

		$4,460,575

Food & Beverages – 3.4%
Aramark Services, Inc., 4.75%, 6/01/2026	$1,620,000	$1,522,800
Aramark Services, Inc., 5%, 2/01/2028 (n)	1,135,000	1,058,388
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)	2,090,000	1,969,825
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	530,000	516,750
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	1,835,000	1,798,300
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	1,175,000	1,142,687
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)	750,000	720,000
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	1,990,000	1,805,925
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	2,015,000	1,959,587

		$12,494,262

Gaming & Lodging – 4.4%
CCM Merger, Inc., 6%, 3/15/2022 (n)	$1,420,000	$1,440,945
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	925,000	937,673
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	1,245,000	1,236,185
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	260,000	257,143
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026 (n)	1,555,000	1,492,800
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	1,995,000	1,890,262
Marriot Ownership Resorts, Inc., 5.625%, 4/15/2023 (z)	1,225,000	1,212,750
MGM Resorts International, 6.625%, 12/15/2021	765,000	784,125
MGM Resorts International, 6%, 3/15/2023	800,000	804,000
MGM Resorts International, 5.75%, 6/15/2025	1,695,000	1,635,675
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021	1,940,000	1,925,450
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	920,000	897,000
Wyndham Hotels Group, LLC, 5.375%, 4/15/2026 (n)	1,660,000	1,593,600

		$16,107,608

Industrial – 0.9%
Cleaver Brooks, Inc., 7.875%, 3/01/2023 (n)	$1,405,000	$1,355,825

9

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Industrial – continued
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	$2,215,000	$1,999,038

		$3,354,863

Insurance – Health – 0.8%
Centene Corp., 6.125%, 2/15/2024	$950,000	$972,563
Centene Corp., 5.375%, 6/01/2026 (n)	2,130,000	2,071,425

		$3,043,988

Insurance – Property & Casualty – 0.7%
AssuredPartners Inc., 7%, 8/15/2025 (n)	$1,580,000	$1,424,022
Hub International Ltd., 7%, 5/01/2026 (n)	1,385,000	1,256,888

		$2,680,910

Machinery & Tools – 0.5%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)	$1,730,000	$1,747,300

Major Banks – 0.6%
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate – 5yr. + 4.59%) to 12/29/2049	$2,245,000	$2,155,200

Medical & Health Technology & Services – 5.2%
Avantor, Inc., 9%, 10/01/2025 (n)	$1,250,000	$1,250,000
DaVita, Inc., 5%, 5/01/2025	1,045,000	948,338
Encompass Health Corp., 5.75%, 9/15/2025	695,000	677,625
HCA, Inc., 7.5%, 2/15/2022	2,030,000	2,156,875
HCA, Inc., 5%, 3/15/2024	1,430,000	1,415,700
HCA, Inc., 5.375%, 2/01/2025	2,060,000	2,008,500
HCA, Inc., 5.875%, 2/15/2026	1,205,000	1,198,975
HealthSouth Corp., 5.125%, 3/15/2023	1,575,000	1,543,500
HealthSouth Corp., 5.75%, 11/01/2024	500,000	495,000
Heartland Dental, LLC, 8.5%, 5/01/2026 (n)	1,310,000	1,179,000
Polaris, 8.5%, (8.5% cash or 8.5% PIK) 12/01/2022 (n)(p)	930,000	848,272
Quintiles IMS Holdings, Inc., 5%, 10/15/2026 (n)	1,415,000	1,351,325
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	1,445,000	1,369,137
Tenet Healthcare Corp., 6.75%, 6/15/2023	1,430,000	1,342,412
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)	1,405,000	1,243,425

		$19,028,084

Medical Equipment – 0.8%
Teleflex, Inc., 5.25%, 6/15/2024	$1,360,000	$1,353,200
Teleflex, Inc., 4.875%, 6/01/2026	785,000	749,675
Teleflex, Inc., 4.625%, 11/15/2027	910,000	844,025

		$2,946,900

Metals & Mining – 4.1%
Baffinland Iron Mines
Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$1,330,000	$1,195,098

Issuer	Shares/Par	Value ($)
BONDS – continued
Metals & Mining – continued
First Quantum Minerals Ltd., 7.25%, 4/01/2023 (n)	$720,000	$633,600
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	1,905,000	1,500,188
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	2,954,000	3,046,312
Kaiser Aluminum Corp., 5.875%, 5/15/2024	1,820,000	1,779,050
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)	2,040,000	2,016,601
Novelis Corp., 5.875%, 9/30/2026 (n)	2,545,000	2,252,325
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)	1,520,000	1,406,000
TMS International Corp., 7.25%, 8/15/2025 (n)	1,250,000	1,168,750

		$14,997,924

Midstream – 5.7%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)	$1,040,000	$1,003,600
Blue Racer Midstream LLC/Blue
Racer Finance Corp., 6.625%, 7/15/2026 (n)	1,590,000	1,478,700
Cheniere Energy, Inc., 5.875%, 3/31/2025	1,835,000	1,825,825
DCP Midstream Operating LP, 4.95%, 4/01/2022	772,000	764,280
DCP Midstream Operating LP, 3.875%, 3/15/2023	1,480,000	1,387,500
DCP Midstream Operating LP, 5.375%, 7/15/2025 (n)	1,045,000	1,021,487
DCP Midstream Operating LP, 5.6%, 4/01/2044	815,000	704,975
Energy Transfer Equity LP, 5.875%, 1/15/2024	1,935,000	1,975,403
EnLink Midstream Partners LP, 4.4%, 4/01/2024	1,800,000	1,696,173
Tallgrass Energy Partners LP, 5.5%, 1/15/2028 (n)	3,530,000	3,388,800
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	1,445,000	1,416,100
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025 (n)	745,000	698,438
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	3,515,000	3,295,312

		$20,656,593

Network & Telecom – 0.8%
Zayo Group LLC/Zayo Capital, Inc., 6.375%, 5/15/2025	$1,060,000	$985,800
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	2,035,000	1,816,238

		$2,802,038

10

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Oil Services – 0.9%
Apergy Corp., 6.375%, 5/01/2026	$1,735,000	$1,682,950
Diamond Offshore Drill Co., 7.875%, 8/15/2025	745,000	618,350
Diamond Offshore Drill Co., 5.7%, 10/15/2039	1,740,000	1,061,400

		$3,362,700

Oils – 0.6%
Parkland Fuel Corp., 6%, 4/01/2026 (n)	$2,525,000	$2,367,188

Pharmaceuticals – 1.2%
Endo Finance LLC/Endo Finco, Inc., 5.375%, 1/15/2023 (n)	$570,000	$433,200
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)	805,000	692,300
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/2023 (n)	1,605,000	1,463,262
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/2025 (n)	1,880,000	1,640,300

		$4,229,062

Precious Metals & Minerals – 0.4%
Teck Resources Ltd., 6%, 8/15/2040	$225,000	$209,250
Teck Resources Ltd., 6.25%, 7/15/2041	1,405,000	1,331,238

		$1,540,488

Printing & Publishing – 0.5%
Nielsen Co. Lux S.A.R.L., 5%, 2/01/2025 (n)	$220,000	$205,700
Nielsen Finance LLC, 5%, 4/15/2022 (n)	1,600,000	1,528,000

		$1,733,700

Real Estate – Healthcare – 1.0%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$1,765,000	$1,663,512
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	2,215,000	2,025,341

		$3,688,853

Real Estate – Other – 0.9%
CyrusOne LP/CyrusOne Finance Corp., REIT, 5%, 3/15/2024	$2,285,000	$2,239,300
CyrusOne LP/CyrusOne Finance Corp., REIT, 5.375%, 3/15/2027	1,000,000	970,000

		$3,209,300

Restaurants – 0.7%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$775,000	$730,438
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	1,895,000	1,833,469

		$2,563,907

Retailers – 0.8%
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/2021 (n)	$915,000	$915,128
Hanesbrands, Inc., 4.625%, 5/15/2024 (n)	440,000	412,500

Issuer	Shares/Par	Value ($)
BONDS – continued
Retailers – continued
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	$1,720,000	$1,550,150

		$2,877,778

Specialty Chemicals – 0.7%
Univar USA, Inc., 6.75%, 7/15/2023 (n)	$2,420,000	$2,395,800

Specialty Stores – 0.3%
Penske Automotive Group Co., 5.375%, 12/01/2024	$300,000	$280,875
Penske Automotive Group Co., 5.5%, 5/15/2026	935,000	869,550

		$1,150,425

Supermarkets – 0.4%
Albertsons Cos. LLC/Safeway Co., 6.625%, 6/15/2024	$1,570,000	$1,456,175

Telecommunications – Wireless – 4.9%
Altice France S.A., 6.25%, 5/15/2024 (n)	$500,000	$466,250
Altice France S.A., 8.125%, 2/01/2027 (n)	1,285,000	1,211,113
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)	750,000	682,500
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	1,450,000	1,083,875
Digicel Group Ltd., 6.75%, 3/01/2023 (n)	1,991,000	1,575,379
SBA Communications Corp., 4%, 10/01/2022	2,125,000	2,024,063
SBA Communications Corp., 4.875%, 9/01/2024	800,000	752,000
SFR Group S.A., 7.375%, 5/01/2026 (n)	440,000	403,700
Sprint Corp., 7.875%, 9/15/2023	925,000	949,281
Sprint Corp., 7.125%, 6/15/2024	2,675,000	2,651,085
Sprint Nextel Corp., 6%, 11/15/2022	2,080,000	2,041,166
T-Mobile USA, Inc., 6.5%, 1/15/2024	630,000	647,438
T-Mobile USA, Inc., 5.125%, 4/15/2025	1,190,000	1,155,788
T-Mobile USA, Inc., 6.5%, 1/15/2026	1,380,000	1,407,600
T-Mobile USA, Inc., 5.375%, 4/15/2027	910,000	878,150

		$17,929,388

Telephone Services – 0.7%
Level 3 Financing, Inc., 5.375%, 1/15/2024	$715,000	$681,038
Level 3 Financing, Inc., 5.375%, 5/01/2025	1,840,000	1,725,000

		$2,406,038

Transportation – Services – 0.3%
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022	$535,000	$484,175
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)	748,000	635,800

		$1,119,975

Utilities – Electric Power – 2.4%
Clearway Energy Operating LLC, 5.75%, 10/15/2025 (n)	$1,960,000	$1,871,800

11

MFS High Yield Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Utilities – Electric Power – continued
Covanta Holding Corp., 5.875%, 3/01/2024	$1,305,000	$1,226,700
Covanta Holding Corp., 5.875%, 7/01/2025	995,000	915,400
Covanta Holding Corp., 6%, 1/01/2027	1,480,000	1,324,600
Drax Finco PLC, 6.625%, 11/01/2025 (n)	1,480,000	1,454,100
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	1,960,000	1,813,000

		$8,605,600

Total Bonds (Identified Cost, $375,208,424)		$347,867,969

FLOATING RATE LOANS (r) – 0.9%
Broadcasting – 0.1%
Warner Music Group, Term Loan F, 4.896%, 11/01/2023	$319,000	$306,340

Conglomerates – 0.1%
Gates Global LLC, Term Loan B2, 5.427%, 4/01/2024	$379,041	$359,378

Consumer Products – 0.1%
Spectrum Brands, Inc., Term Loan B, 4.322%, 6/23/2022	$470,330	$457,102

Entertainment – 0.1%
Live Nation Entertainment, Inc., Term Loan B3, 4.148%, 10/31/2023	$490,751	$479,096

Food & Beverages – 0.1%
U.S. Foods, Inc., Term Loan B, 4.788%, 6/27/2023	$318,184	$300,949

Medical & Health Technology & Services – 0.3%
DaVita, Inc., Term Loan B, 5.042%, 6/24/2021	$965,938	$953,260

Oil Services – 0.1%
Apergy Corp., Term Loan B, 5.118%, 5/09/2025	$460,861	$433,209

Total Floating Rate Loans (Identified Cost, $3,355,770)		$3,289,334

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 0.3%
Oil Services – 0.3%
LTRI Holdings LP (a)(u) (Identified Cost, $401,400)	1,115	$991,703

CONVERTIBLE BONDS – 0.1%
Cable TV – 0.1%
DISH Network Corp., 3.375%, 8/15/2026 (Identified Cost, $513,453)	$570,000	$460,284

	Strike Price	First Exercise
WARRANTS – 0.0%
Forest & Paper Products – 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant)	$27.17	8/24/18	670	$6,030
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant)	31.25	8/24/18	670	5,025

Total Warrants (Identified Cost, $0)				$11,055

INVESTMENT COMPANIES (h) – 2.6%
Money Market Funds – 2.6%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $9,626,610)		9,626,612		$9,625,650

OTHER ASSETS, LESS LIABILITIES – 0.9%				3,129,816

NET ASSETS – 100.0%				$365,375,811

(a)	Non-income producing security.

(d)	In default.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $9,625,650 and $352,620,345, respectively.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $213,844,874, representing 58.5% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.

(r)	The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

12

MFS High Yield Portfolio

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value

BWAY Holding Co., Inc., 7.25%, 4/15/2025	12/07/18	$316,965	$309,638

CSC Holdings LLC, 5.5%, 5/15/2026	1/13/17-6/12/17	1,392,233	1,262,950

CSC Holdings LLC, 7.5%, 4/01/2028	6/07/18-6/11/18	891,275	872,813

CWCapital Cobalt Ltd., CDO, “F”, FLR, 3.808% (0% cash or 3.634% PIK), (LIBOR - 3 mo. + 1.3%), 4/26/2050	4/12/06	1,083,402	119

Marriot Ownership Resorts, Inc., 5.625%, 4/15/2023	8/30/18	1,225,963	1,212,750

NCI Building Systems, Inc., 8%, 4/15/2026	12/10/18	328,702	315,675

Total Restricted Securities			$3,973,945

% of Net assets			1.1%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 12/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	478,614	EUR	416,999	Citibank N.A.	1/11/2019	$523
USD	1,778,845	EUR	1,530,580	Goldman Sachs International	1/11/2019	24,026
USD	171,099	EUR	147,282	Goldman Sachs International	1/14/2019	2,198

						$26,747

Liability Derivatives
USD	360,134	EUR	316,591	Barclays Bank PLC	1/11/2019	$(2,839)
USD	116,872	EUR	101,938	Brown Brothers Harriman	1/11/2019	(1)

						$(2,840)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
German Euro-Bobl 5 yr	Short	EUR	6	$911,008	March - 2019	$(2,145)
U.S. Treasury Note 10 yr	Short	USD	51	6,222,797	March - 2019	(153,982)

						$(156,127)

At December 31, 2018, the fund had cash collateral of $61,509 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

13

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $379,479,047)	$352,620,345
Investments in affiliated issuers, at value (identified cost, $9,626,610)	9,625,650
Cash	9,851
Deposits with brokers for
Futures contracts	61,509
Receivables for
Forward foreign currency exchange contracts	26,747
Fund shares sold	40,182
Interest	5,802,766
Other assets	2,612
Total assets	$368,189,662

Liabilities
Payables for
Forward foreign currency exchange contracts	$2,840
Net daily variation margin on open futures contracts	19,911
Investments purchased	1,920,942
Fund shares reacquired	742,991
Payable to affiliates
Investment adviser	13,888
Shareholder servicing costs	116
Distribution and/or service fees	1,232
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	111,917
Total liabilities	$2,813,851
Net assets	$365,375,811

Net assets consist of
Paid-in capital	$410,794,285
Total distributable earnings (loss)	(45,418,474)
Net assets	$365,375,811
Shares of beneficial interest outstanding	69,295,772

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$320,380,370	60,671,948	$5.28
Service Class	44,995,441	8,623,824	5.22

See Notes to Financial Statements

14

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Interest	$22,928,209
Dividends from affiliated issuers	202,953
Other	59,781
Total investment income	$23,190,943
Expenses
Management fee	$2,882,354
Distribution and/or service fees	132,464
Shareholder servicing costs	14,107
Administrative services fee	68,550
Independent Trustees’ compensation	7,418
Custodian fee	26,481
Shareholder communications	45,960
Audit and tax fees	78,321
Legal fees	13,319
Miscellaneous	44,559
Total expenses	$3,313,533
Reduction of expenses by investment adviser	(214,311)
Net expenses	$3,099,222
Net investment income (loss)	$20,091,721

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(4,275,313)
Affiliated issuers	(784)
Futures contracts	409,201
Forward foreign currency exchange contracts	77,350
Foreign currency	1,013
Net realized gain (loss)	$(3,788,533)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(28,025,278)
Affiliated issuers	(55)
Futures contracts	(223,361)
Forward foreign currency exchange contracts	23,907
Translation of assets and liabilities in foreign currencies	250
Net unrealized gain (loss)	$(28,224,537)
Net realized and unrealized gain (loss)	$(32,013,070)
Change in net assets from operations	$(11,921,349)

See Notes to Financial Statements

15

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets
From operations
Net investment income (loss)	$20,091,721	$21,876,775
Net realized gain (loss)	(3,788,533)	812,597
Net unrealized gain (loss)	(28,224,537)	6,671,003
Change in net assets from operations	$(11,921,349)	$29,360,375
Total distributions to shareholders (a)	$(22,864,139)	$(29,244,080)
Change in net assets from fund share transactions	$(42,731,313)	$(30,530,978)
Total change in net assets	$(77,516,801)	$(30,414,683)
Net assets
At beginning of period	442,892,612	473,307,295
At end of period (b)	$365,375,811	$442,892,612

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income were $29,244,080.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $22,430,017.

See Notes to Financial Statements

16

MFS High Yield Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14
Net asset value, beginning of period	$5.77	$5.78	$5.43		$6.11	$6.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.28	$0.32	(c)	$0.33	$0.35
Net realized and unrealized gain (loss)	(0.45)	0.10	0.42		(0.57)	(0.17)
Total from investment operations	$(0.17)	$0.38	$0.74		$(0.24)	$0.18
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.39)	$(0.39)		$(0.44)	$(0.35)
Net asset value, end of period (x)	$5.28	$5.77	$5.78		$5.43	$6.11
Total return (%) (k)(r)(s)(x)	(3.08)	6.69	13.82	(c)	(4.22)	2.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.78	0.76	(c)	0.77	0.77
Expenses after expense reductions (f)	0.72	0.72	0.70	(c)	0.72	0.74
Net investment income (loss)	4.91	4.78	5.60	(c)	5.43	5.44
Portfolio turnover	40	49	41		33	43
Net assets at end of period (000 omitted)	$320,380	$384,393	$404,118		$419,474	$514,089

Service Class	Year ended
	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14
Net asset value, beginning of period	$5.70	$5.72	$5.37		$6.04	$6.21
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.26	$0.30	(c)	$0.31	$0.33
Net realized and unrealized gain (loss)	(0.43)	0.10	0.43		(0.56)	(0.16)
Total from investment operations	$(0.17)	$0.36	$0.73		$(0.25)	$0.17
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.38)	$(0.38)		$(0.42)	$(0.34)
Net asset value, end of period (x)	$5.22	$5.70	$5.72		$5.37	$6.04
Total return (%) (k)(r)(s)(x)	(3.24)	6.31	13.64	(c)	(4.42)	2.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.03	1.02	(c)	1.02	1.02
Expenses after expense reductions (f)	0.97	0.97	0.95	(c)	0.97	0.99
Net investment income (loss)	4.66	4.54	5.36	(c)	5.18	5.19
Portfolio turnover	40	49	41		33	43
Net assets at end of period (000 omitted)	$44,995	$58,499	$69,189		$71,421	$84,272

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

17

MFS High Yield Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at

18

MFS High Yield Portfolio

Notes to Financial Statements – continued

issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$11,055	$991,703	$1,002,758
U.S. Corporate Bonds	—	285,264,490	—	285,264,490
Asset-Backed Securities (including CDOs)	—	119	—	119
Foreign Bonds	—	63,063,644	—	63,063,644
Floating Rate Loans	—	3,289,334	—	3,289,334
Mutual Funds	9,625,650	—	—	9,625,650
Total	$9,625,650	$351,628,642	$991,703	$362,245,995

Other Financial Instruments
Futures Contracts – Liabilities	$(156,127)	$—	$—	$(156,127)
Forward Foreign Currency Exchange Contracts – Assets	—	26,747	—	26,747
Forward Foreign Currency Exchange Contracts – Liabilities	—	(2,840)	—	(2,840)

For further information regarding security characteristics, see the Portfolio of Investments.

19

MFS High Yield Portfolio

Notes to Financial Statements – continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/17	$991,703
Change in unrealized appreciation or depreciation	0
Balance as of 12/31/18	$991,703

The net change in unrealized appreciation or depreciation from investments held as level 3 at December 31, 2018 is $0. At December 31, 2018, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(156,127)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	26,747	(2,840)
Total		$26,747	$(158,967)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$409,201	$—
Foreign Exchange	—	77,350
Total	$409,201	$77,350

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(223,361)	$—
Foreign Exchange	—	23,907
Total	$(223,361)	$23,907

20

MFS High Yield Portfolio

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

21

MFS High Yield Portfolio

Notes to Financial Statements – continued

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$22,864,139	$29,244,080

22

MFS High Yield Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$390,406,438
Gross appreciation	1,728,195
Gross depreciation	(30,020,858)
Net unrealized appreciation (depreciation)	$(28,292,663)

Undistributed ordinary income	20,864,558
Capital loss carryforwards	(37,990,618)
Other temporary differences	249

As of December 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(1,274,958)
Long-Term	(36,715,660)
Total	$(37,990,618)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$20,085,625	$25,150,910
Service Class	2,778,514	4,093,170
Total	$22,864,139	$29,244,080

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.70%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $39,194, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.72% of average daily net assets for the Initial Class shares and 0.97% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, this reduction amounted to $175,117, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these

23

MFS High Yield Portfolio

Notes to Financial Statements – continued

participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $13,270, which equated to 0.0032% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $837.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0167% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $702 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $160,017,348 and $201,104,411, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,683,377	$15,262,881	3,789,799	$22,219,006
Service Class	318,476	1,796,833	1,361,172	8,035,087
	3,001,853	$17,059,714	5,150,971	$30,254,093
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,658,584	$20,085,625	4,412,440	$25,150,910
Service Class	511,697	2,778,514	727,028	4,093,170
	4,170,281	$22,864,139	5,139,468	$29,244,080
Shares reacquired
Initial Class	(12,326,049)	$(68,941,144)	(11,406,776)	$(67,327,394)
Service Class	(2,472,313)	(13,714,022)	(3,919,122)	(22,701,757)
	(14,798,362)	$(82,655,166)	(15,325,898)	$(90,029,151)
Net change
Initial Class	(5,984,088)	$(33,592,638)	(3,204,537)	$(19,957,478)
Service Class	(1,642,140)	(9,138,675)	(1,830,922)	(10,573,500)
	(7,626,228)	$(42,731,313)	(5,035,459)	$(30,530,978)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 19%, 6%, and 5%, respectively, of the value of outstanding voting shares of the fund.

24

MFS High Yield Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $2,385 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		10,426,974	101,596,054	(102,396,416)	9,626,612

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$(784)	$(55)	$—	$202,953	$9,625,650

(8)	Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $3,720,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

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MFS High Yield Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS High Yield Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS High Yield Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS High Yield Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

27

MFS High Yield Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

28

MFS High Yield Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) David Cole Michael Skatrud

29

MFS High Yield Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

30

MFS High Yield Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

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MFS High Yield Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

32

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

33

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

34

Annual Report

December 31, 2018

MFS® International Growth Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

FCI-ANN

MFS® International Growth Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS International Growth Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	4.5%
Roche Holding AG	4.1%
AIA Group Ltd.	3.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.2%
SAP AG	3.1%
L’Oréal	2.6%
LVMH Moet Hennessy Louis Vuitton SE	2.6%
Pernod Ricard S.A.	2.5%
Danone S.A.	2.4%
Novartis AG	2.4%

GICS equity sectors
Consumer Staples	21.5%
Information Technology	13.7%
Industrials	13.4%
Health Care	13.2%
Financials	12.1%
Consumer Discretionary	10.4%
Materials	8.2%
Communication Services	4.4%
Energy	1.8%
Utilities	0.5%

Issuer country weightings (x)
France	17.8%
Switzerland	13.7%
United Kingdom	11.3%
Germany	9.5%
Japan	8.8%
United States	5.9%
China	5.0%
India	4.1%
Canada	3.9%
Other Countries	20.0%

Currency exposure weightings (y)
Euro	33.0%
Swiss Franc	13.7%
British Pound Sterling	12.0%
Japanese Yen	8.8%
United States Dollar	7.5%
Hong Kong Dollar	4.5%
Indian Rupee	4.1%
Taiwan Dollar	3.7%
Chinese Renminbi	2.8%
Other Currencies	9.9%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS International Growth Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS International Growth Portfolio (“fund”) provided a total return of –9.02%, while Service Class shares of the fund provided a total return of –9.30%. These compare with a return of –14.43% over the same period for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index (net div).

Market Environment
During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Contributors to Performance

Stock selection in the consumer discretionary sector contributed to performance relative to the MSCI All Country World (ex-US) Growth Index. Within this sector, the fund’s overweight position in apparel and accessories retailer Kering (France) aided relative results.

Stock selection in both the information technology and materials sectors also benefited relative returns. Within the information technology sector, the fund’s holdings of management consulting firm Accenture (b), and an overweight position in software solutions and consulting services firm Dassault Systems (h) (France), bolstered relative performance. Within the materials sector, an overweight position in industrial gas supplier Linde (Germany) strengthened relative returns. The stock price of Linde advanced as management reported solid results during the period driven, in part, by higher-than-expected sales growth within the company’s engineering and gas divisions.

A combination of stock selection and an overweight allocation to the consumer staples sector positively impacted relative results. The fund’s overweight positions in personal and household products company L’Oréal (France) and wine and alcoholic beverage producer Pernod Ricard (France) boosted relative performance.

Other top relative contributors during the period included the fund’s overweight positions in medical products and equipment manufacturer Terumo (Japan) and pharmaceutical and diagnostic company Roche Holding (Switzerland). The stock price of Terumo appreciated as the company reported solid earnings results which reflected strong growth in overseas sales and profits, driven by its cardiac & vascular business. Additionally, the timing of the fund’s ownership in shares of pharmaceutical company Novartis AG (Switzerland), and holding shares of Indian banking firm HDFC Bank (b), helped relative returns.

Detractors from Performance

Stock selection in the communication services sector detracted from the fund’s relative performance. Within this sector, an overweight position in internet search company Baidu (China), and holding shares of advertising and marketing firm WPP (b) (United Kingdom), weakened relative returns. The stock price of Baidu traded lower as investors appeared to be concerned over the intensifying trade war dispute between the US and China, as well as the possibility of Google re-entering the Chinese market.

3

MFS International Growth Portfolio

Management Review – continued

Stock selection within the industrials sector also held back relative results, led by the fund’s overweight positions in industrial process technology manufacturer GEA Group (Germany), building products supplier Toto (Japan) and cable manufacturer and installer Prysmian (Italy).

Elsewhere, the timing of the fund’s ownership in shares of healthcare and agricultural products producer Bayer AG (Germany) negatively impacted relative performance. The stock price of Bayer depreciated after a court awarded damages to an individual who claimed to have contracted Non-Hodgkin’s Lymphoma cancer from glyphosate herbicide, which was discovered and branded as Roundup by Monsanto, whom Bayer acquired in 2018. The stock traded significantly lower after the news, as investors appeared to have been concerned that more lawsuits would be filed against Bayer. In addition, the fund’s overweight positions in global healthcare group Fresenius Medical Care AG & Co. KGaA (Germany), private banking services provider Julius Baer Group (Switzerland) and pharmaceutical and general merchandise retailer Sundrug (Japan), and holding shares of investment management and banking firm UBS (b) (Switzerland), further weighed on relative results.

Respectfully,

Portfolio Manager(s)

David Antonelli, Matthew Barrett, and Kevin Dwan

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Growth Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/03/96	(9.02)%	3.35%	8.60%
Service Class	8/24/01	(9.30)%	3.08%	8.32%

Comparative benchmark(s)
MSCI All Country World (ex-US) Growth Index (net div) (f)		(14.43)%	1.69%	7.15%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI All Country World (ex-US) Growth Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Growth Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.91%	$1,000.00	$899.93	$4.36
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
Service Class	Actual	1.16%	$1,000.00	$898.80	$5.55
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.88%, $4.21, and $4.48 for Initial Class and 1.13%, $5.41, and $5.75 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

6

MFS International Growth Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.2%
Aerospace – 1.5%
Rolls-Royce Holdings PLC	188,347	$1,992,556

Alcoholic Beverages – 5.8%
Ambev S.A., ADR	159,272	$624,346
China Resources Beer Holdings Co. Ltd.	288,000	1,005,913
Diageo PLC	79,058	2,816,446
Pernod Ricard S.A.	19,918	3,270,256

		$7,716,961

Apparel Manufacturers – 4.5%
Burberry Group PLC	41,162	$910,532
Kering S.A.	3,492	1,646,794
LVMH Moet Hennessy Louis Vuitton SE	11,532	3,411,541

		$5,968,867

Broadcasting – 1.4%
Publicis Groupe S.A.	15,739	$903,090
WPP PLC	90,409	975,582

		$1,878,672

Business Services – 5.8%
Accenture PLC, “A”	13,096	$1,846,667
Brenntag AG	21,696	937,153
Compass Group PLC	58,886	1,238,425
Experian PLC	78,128	1,897,036
Infosys Technologies Ltd., ADR	109,640	1,043,773
Intertek Group PLC	12,910	789,844

		$7,752,898

Computer Software – 3.9%
OBIC Co. Ltd.	12,500	$956,635
SAP AG	41,915	4,174,735

		$5,131,370

Computer Software – Systems – 3.4%
Amadeus IT Group S.A.	19,996	$1,393,869
Hitachi Ltd.	63,000	1,674,654
Luxoft Holding, Inc. (a)	12,965	394,395
NICE Systems Ltd., ADR (a)	9,370	1,013,928

		$4,476,846

Construction – 0.7%
Toto Ltd.	28,000	$962,490

Consumer Products – 5.9%
Kao Corp.	20,500	$1,511,381
L’Oréal	14,999	3,457,642
Reckitt Benckiser Group PLC	37,461	2,871,074

		$7,840,097

Consumer Services – 0.3%
51job, Inc., ADR (a)	6,168	$385,130

Containers – 1.0%
Brambles Ltd.	184,980	$1,322,450

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electrical Equipment – 3.5%
Legrand S.A.	10,896	$615,466
Mettler-Toledo International, Inc. (a)	1,347	761,836
Prysmian S.p.A.	46,514	901,901
Schneider Electric S.A.	35,519	2,430,358

		$4,709,561

Electronics – 4.3%
MediaTek, Inc.	88,000	$657,058
Mellanox Technologies Ltd. (a)	9,668	893,130
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	114,214	4,215,639

		$5,765,827

Energy – Independent – 1.2%
Caltex Australia Ltd.	29,206	$524,155
Oil Search Ltd.	219,787	1,108,418

		$1,632,573

Energy – Integrated – 0.5%
Suncor Energy, Inc.	25,307	$706,824

Food & Beverages – 6.9%
Danone S.A.	44,885	$3,163,273
Nestle S.A.	74,170	6,030,084

		$9,193,357

Food & Drug Stores – 0.9%
Sundrug Co. Ltd.	40,900	$1,216,591

Gaming & Lodging – 0.7%
Paddy Power Betfair PLC	11,866	$967,962

Insurance – 3.3%
AIA Group Ltd.	528,400	$4,386,182

Internet – 3.3%
Alibaba Group Holding Ltd., ADR (a)	5,964	$817,485
Baidu, Inc., ADR (a)	16,327	2,589,462
NAVER Corp. (a)	9,239	1,006,661

		$4,413,608

Leisure & Toys – 0.6%
BANDAI NAMCO Holdings, Inc.	18,600	$829,875

Machinery & Tools – 1.8%
GEA Group AG	43,460	$1,120,371
Ritchie Bros. Auctioneers, Inc.	39,877	1,304,503

		$2,424,874

Major Banks – 1.4%
UBS AG	146,210	$1,825,134

Medical & Health Technology & Services – 1.1%
Fresenius Medical Care AG & Co. KGaA	22,902	$1,486,231

Medical Equipment – 4.3%
EssilorLuxottica	20,744	$2,625,113
QIAGEN N.V. (a)	42,659	1,450,655

7

MFS International Growth Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical Equipment – continued
Terumo Corp.	29,900	$1,679,765

		$5,755,533

Metals & Mining – 0.3%
Grupo Mexico S.A.B. de C.V., “B”	162,874	$335,167

Natural Gas – Distribution – 0.5%
China Resources Gas Group Ltd.	158,000	$625,503

Other Banks & Diversified Financials – 7.4%
Aeon Credit Service Co. Ltd.	61,900	$1,111,957
Credicorp Ltd.	4,231	937,886
DBS Group Holdings Ltd.	108,700	1,889,360
Element Fleet Management Corp.	72,884	368,904
Grupo Financiero Banorte S.A. de C.V.	234,975	1,145,237
Grupo Financiero Inbursa S.A. de C.V.	189,463	272,745
HDFC Bank Ltd.	95,216	2,893,644
Julius Baer Group Ltd.	25,220	901,206
Komercni Banka A.S.	10,451	394,101

		$9,915,040

Pharmaceuticals – 9.2%
Bayer AG	35,040	$2,431,307
Novartis AG	36,599	3,134,645
Novo Nordisk A.S., “B”	25,412	1,168,131
Roche Holding AG	22,268	5,506,303

		$12,240,386

Railroad & Shipping – 2.4%
Adani Ports and Special Economic Zone Ltd.	51,738	$287,314
Canadian National Railway Co.	38,427	2,847,825

		$3,135,139

Restaurants – 0.9%
Yum China Holdings, Inc.	35,043	$1,174,992

Specialty Chemicals – 8.0%
Akzo Nobel N.V.	29,058	$2,343,841
Croda International PLC	21,384	1,276,945
L’Air Liquide S.A.	17,231	2,141,065
Linde PLC	18,343	2,911,834
Sika AG	6,529	829,793
Symrise AG	14,959	1,105,483

		$10,608,961

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Stores – 0.2%
Just Eat PLC (a)	29,256	$218,816

Telecommunications – Wireless – 0.3%
SoftBank Corp.	5,200	$342,757

Tobacco – 2.0%
ITC Ltd.	316,826	$1,278,150
Japan Tobacco, Inc.	60,600	1,437,730

		$2,715,880

Total Common Stocks (Identified Cost, $98,324,033)		$132,055,110

INVESTMENT COMPANIES (h) – 0.3%
Money Market Funds – 0.3%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $468,227)	468,274	$468,227

OTHER ASSETS, LESS LIABILITIES – 0.5%		628,757

NET ASSETS – 100.0%		$133,152,094

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $468,227 and $132,055,110, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $98,324,033)	$132,055,110
Investments in affiliated issuers, at value (identified cost, $468,227)	468,227
Foreign currency, at value (identified cost, $12,525)	12,623
Receivables for
Investments sold	122,786
Fund shares sold	56,814
Interest and dividends	559,285
Receivable from investment adviser	9,013
Other assets	1,290
Total assets	$133,285,148

Liabilities
Payables for
Investments purchased	$27,510
Fund shares reacquired	24,963
Payable to affiliates
Shareholder servicing costs	45
Distribution and/or service fees	736
Payable for independent Trustees’ compensation	2
Deferred country tax expense payable	1,044
Accrued expenses and other liabilities	78,754
Total liabilities	$133,054
Net assets	$133,152,094

Net assets consist of
Paid-in capital	$83,691,887
Total distributable earnings (loss)	49,460,207
Net assets	$133,152,094
Shares of beneficial interest outstanding	10,442,727

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$105,918,997	8,290,481	$12.78
Service Class	27,233,097	2,152,246	12.65

See Notes to Financial Statements

9

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$3,224,788
Non-cash dividends	255,437
Income on securities loaned	22,411
Dividends from affiliated issuers	17,039
Other	720
Foreign taxes withheld	(314,119)
Total investment income	$3,206,276
Expenses
Management fee	$1,358,138
Distribution and/or service fees	73,404
Shareholder servicing costs	5,138
Administrative services fee	31,766
Independent Trustees’ compensation	3,622
Custodian fee	71,397
Shareholder communications	10,312
Audit and tax fees	75,286
Legal fees	1,354
Miscellaneous	22,229
Total expenses	$1,652,646
Reduction of expenses by investment adviser	(115,366)
Net expenses	$1,537,280
Net investment income (loss)	$1,668,996

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$15,719,307
Affiliated issuers	(202)
Foreign currency	(21,495)
Net realized gain (loss)	$15,697,610
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $8,366 decrease in deferred country tax)	$(30,582,945)
Translation of assets and liabilities in foreign currencies	(1,554)
Net unrealized gain (loss)	$(30,584,499)
Net realized and unrealized gain (loss)	$(14,886,889)
Change in net assets from operations	$(13,217,893)

See Notes to Financial Statements

10

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets
From operations
Net investment income (loss)	$1,668,996	$1,451,186
Net realized gain (loss)	15,697,610	13,256,650
Net unrealized gain (loss)	(30,584,499)	29,774,389
Change in net assets from operations	$(13,217,893)	$44,482,225
Total distributions to shareholders (a)	$(14,569,147)	$(5,685,201)
Change in net assets from fund share transactions	$804,364	$(30,606,861)
Total change in net assets	$(26,982,676)	$8,190,163
Net assets
At beginning of period	160,134,770	151,944,607
At end of period (b)	$133,152,094	$160,134,770

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income and from net realized gain were $2,027,014 and $3,658,187, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $1,447,800.

See Notes to Financial Statements

11

MFS International Growth Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/18	12/31/17	12/31/16		12/31/15		12/31/14
Net asset value, beginning of period	$15.50	$12.13	$12.57		$13.29		$14.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.14	$0.17	(c)	$0.13		$0.21
Net realized and unrealized gain (loss)	(1.38)	3.77	0.19		(0.11	)(g)	(0.90)
Total from investment operations	$(1.21)	$3.91	$0.36		$0.02		$(0.69)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.20)	$(0.15)		$(0.22)		$(0.13)
From net realized gain	(1.35)	(0.34)	(0.65)		(0.52)		(0.66)
Total distributions declared to shareholders	$(1.51)	$(0.54)	$(0.80)		$(0.74)		$(0.79)
Net asset value, end of period (x)	$12.78	$15.50	$12.13		$12.57		$13.29
Total return (%) (k)(r)(s)(x)	(9.02)	32.64	2.49	(c)	0.32		(4.98)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.05	0.91	(c)	1.03		1.02
Expenses after expense reductions (f)	0.97	1.05	0.91	(c)	1.03		1.01
Net investment income (loss)	1.16	0.96	1.33	(c)	0.99		1.44
Portfolio turnover	18	10	15		22		22
Net assets at end of period (000 omitted)	$105,919	$130,591	$126,668		$138,482		$164,724

Service Class	Year ended
	12/31/18	12/31/17	12/31/16		12/31/15		12/31/14
Net asset value, beginning of period	$15.37	$12.03	$12.48		$13.19		$14.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.10	$0.13	(c)	$0.10		$0.17
Net realized and unrealized gain (loss)	(1.38)	3.74	0.18		(0.11	)(g)	(0.88)
Total from investment operations	$(1.25)	$3.84	$0.31		$(0.01)		$(0.71)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.16)	$(0.11)		$(0.18)		$(0.10)
From net realized gain	(1.35)	(0.34)	(0.65)		(0.52)		(0.66)
Total distributions declared to shareholders	$(1.47)	$(0.50)	$(0.76)		$(0.70)		$(0.76)
Net asset value, end of period (x)	$12.65	$15.37	$12.03		$12.48		$13.19
Total return (%) (k)(r)(s)(x)	(9.30)	32.35	2.15	(c)	0.10		(5.19)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.30	1.16	(c)	1.28		1.27
Expenses after expense reductions (f)	1.22	1.30	1.16	(c)	1.28		1.26
Net investment income (loss)	0.87	0.70	1.08	(c)	0.72		1.19
Portfolio turnover	18	10	15		22		22
Net assets at end of period (000 omitted)	$27,233	$29,544	$25,277		$26,144		$30,365

See Notes to Financial Statements

12

MFS International Growth Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS International Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

14

MFS International Growth Portfolio

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$23,664,597	$—	$—	$23,664,597
Switzerland	—	18,227,164	—	18,227,164
United Kingdom	14,987,257	—	—	14,987,257
Germany	12,705,936	—	—	12,705,936
Japan	—	11,723,835	—	11,723,835
United States	6,807,863	—	—	6,807,863
China	6,598,485	—	—	6,598,485
India	5,502,881	—	—	5,502,881
Canada	5,228,056	—	—	5,228,056
Other Countries	23,532,343	3,076,693	—	26,609,036
Mutual Funds	468,227	—	—	468,227
Total	$99,495,645	$33,027,692	$—	$132,523,337

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of

15

MFS International Growth Portfolio

Notes to Financial Statements – continued

the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	12/31/18	12/31/17
Ordinary income (including any short-term capital gains)	$2,194,070	$2,624,100
Long-term capital gains	12,375,077	3,061,101
Total distributions	$14,569,147	$5,685,201

16

MFS International Growth Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$100,109,178
Gross appreciation	39,556,776
Gross depreciation	(7,142,617)
Net unrealized appreciation (depreciation)	$32,414,159

Undistributed ordinary income	1,866,096
Undistributed long-term capital gain	15,187,168
Other temporary differences	(7,216)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$1,206,626	$1,717,623	$10,382,224	$3,003,332
Service Class	248,418	309,391	2,731,879	654,855
Total	$1,455,044	$2,027,014	$13,114,103	$3,658,187

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $14,360, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

Effective August 1, 2018, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the period August 1, 2018 through December 31, 2018, this reduction amounted to $101,006, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $4,844, which equated to 0.0032% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $294.

17

MFS International Growth Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0211% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $257 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $246,886 and $59,782, respectively. The sales transactions resulted in net realized gains (losses) of $16,890.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $27,403,371 and $39,790,724, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	214,354	$3,094,484	139,977	$1,972,502
Service Class	512,468	7,721,161	227,489	3,210,047
	726,822	$10,815,645	367,466	$5,182,549
Shares issued to shareholders in reinvestment of distributions
Initial Class	792,671	$11,588,850	331,528	$4,720,955
Service Class	205,680	2,980,297	68,241	964,246
	998,351	$14,569,147	399,769	$5,685,201
Shares reacquired
Initial Class	(1,142,698)	$(17,486,023)	(2,487,693)	$(34,870,112)
Service Class	(488,312)	(7,094,405)	(473,779)	(6,604,499)
	(1,631,010)	$(24,580,428)	(2,961,472)	$(41,474,611)
Net change
Initial Class	(135,673)	$(2,802,689)	(2,016,188)	$(28,176,655)
Service Class	229,836	3,607,053	(178,049)	(2,430,206)
	94,163	$804,364	(2,194,237)	$(30,606,861)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 31%, 13%, and 7%, respectively, of the value of outstanding voting shares of the fund.

18

MFS International Growth Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $880 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		956,706	24,059,576	(24,548,008)	468,274

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$(202)	$—	$—	$17,039	$468,227

19

MFS International Growth Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS International Growth Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS International Growth Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

21

MFS International Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

22

MFS International Growth Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) David Antonelli Matthew Barrett Kevin Dwan

23

MFS International Growth Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS International Growth Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to implement an expense limitation for the Fund effective August 1, 2018, which may not be changed without the Trustee’s approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

25

MFS International Growth Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $13,613,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $3,194,813. The fund intends to pass through foreign tax credits of $270,188 for the fiscal year.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2018

MFS® International Value Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

FCG-ANN

MFS® International Value Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Value Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS International Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	4.6%
Givaudan S.A.	3.2%
Henkel AG & Co. KGaA	2.8%
Pernod Ricard S.A.	2.8%
Cadence Design Systems, Inc.	2.5%
Diageo PLC	2.5%
Reckitt Benckiser Group PLC	2.4%
Kao Corp.	2.3%
Deutsche Wohnen SE	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.2%

GICS equity sectors
Consumer Staples	31.1%
Information Technology	21.4%
Industrials	17.6%
Financials	5.9%
Materials	5.6%
Real Estate	5.4%
Health Care	4.9%
Consumer Discretionary	3.2%
Communication Services	1.4%
Energy	0.4%

Issuer country weightings (x)
Japan	20.8%
United Kingdom	15.1%
United States	13.6%
Germany	13.1%
Switzerland	12.4%
France	11.5%
Taiwan	2.2%
Spain	2.2%
Ireland	1.7%
Other Countries	7.4%

Currency exposure weightings (y)
Euro	31.0%
United States Dollar	18.3%
Japanese Yen	16.6%
British Pound Sterling	14.4%
Swiss Franc	12.4%
Taiwan Dollar	2.2%
Canadian Dollar	1.6%
Swedish Krona	1.0%
Australian Dollar	0.9%
Other Currencies	1.6%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)

Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS International Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS International Value Portfolio (“fund”) provided a total return of –9.49%, while Service Class shares of the fund provided a total return of –9.72%. These compare with a return of –14.78% over the same period for the fund’s benchmark, the MSCI EAFE Value Index (net div).

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Contributors to Performance

Security selection in both the consumer staples and information technology sectors lifted performance relative to the MSCE EAFE Value Index. Within the consumer staples sector, the fund’s holdings of household and industrial products manufacturer Kao (b) (Japan), wine and alcoholic beverage producer Pernod Ricard (b) (France), premium drinks distributer Diageo (b) (United Kingdom) and beverage manufacturer ITO EN (b) (Japan), as well as the fund’s overweight position in global food company Nestle (Switzerland), boosted relative results. The share price of Kao rose during the reporting period, as cost controls and strong sales in the company’s consumer product and beauty segments helped drive solid earnings results. Within the information technology sector, the fund’s holdings of integrated circuits and electronic devices developer Cadence Design Systems (b) aided relative returns as the stock price benefited from growth in both the company’s functional verification and semiconductor segments.

An underweight position in the poor-performing financials sector further benefited relative performance. There were no individual securities within this sector that were among the fund’s top relative contributors during the reporting period.

Elsewhere, the fund’s positions in flavors and fragrances company Givaudan (b) (Switzerland) and medical electronic equipment manufacturer Nihon Kohden (b) (Japan), and an overweight position in real estate company Deutsche Wohnen (Germany), also helped relative returns.

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a positive factor benefiting relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

3

MFS International Value Portfolio

Management Review – continued

Detractors from Performance

An underweight position and security selection in both the energy and health care sectors were factors that hurt performance relative to the MSCE EAFE Value Index. Within the energy sector, not holding shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and integrated oil company Total (France) hurt relative returns. Although shares of Royal Dutch Shell traded lower over the reporting period due to higher corporate expenses and a pull back in global energy markets, the stock still outperformed the benchmark, which negatively impacted the fund’s relative performance. Within the health care sector, not holding pharmaceutical companies Novartis (Switzerland), GlaxoSmithKline (United Kingdom) and Sanofi (France), as well as holding shares of dental and oral health products manufacturer Dentsply Sirona (b), weighed on relative returns. Dentsply Sirona’s stock price declined over the reporting period, most notably in August, as the company reduced its full year outlook, took a large impairment charge and announced a restructuring program.

Not holding a position in the utilities sector also weakened relative results. There were no individual stocks within this sector that were among the fund’s top relative detractors during the reporting period.

Stocks in other sectors that dampened relative returns included holding shares of mechanical engineering firm GEA Group (b) (Germany), automation equipment manufacturer OMRON (b) (Japan), wiring devices and cable systems manufacturer Legrand (b) (France) and semiconductor and system solutions provider Infineon Technologies (b) (Germany).

Respectfully,

Portfolio Manager(s)

Pablo De La Mata and Benjamin Stone

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS International Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/02/95	(9.49)%	5.29%	9.99%
Service Class	8/24/01	(9.72)%	5.03%	9.72%

Comparative benchmark(s)
MSCI EAFE Value Index (net div) (f)		(14.78)%	(0.61)%	5.50%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Value Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS International Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.91%	$1,000.00	$910.27	$4.38
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
Service Class	Actual	1.15%	$1,000.00	$909.31	$5.53
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS International Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 94.1%
Airlines – 0.5%
Ryanair Holdings PLC (a)	83,232	$5,937,771

Alcoholic Beverages – 6.8%
Diageo PLC	784,763	$27,957,232
Heineken N.V.	205,171	18,147,759
Pernod Ricard S.A.	193,607	31,787,545

		$77,892,536

Apparel Manufacturers – 0.9%
Compagnie Financiere Richemont S.A.	108,875	$6,997,117
LVMH Moet Hennessy Louis Vuitton SE	11,044	3,267,175

		$10,264,292

Automotive – 0.3%
USS Co. Ltd.	178,000	$2,970,788

Brokerage & Asset Managers – 0.4%
Daiwa Securities Group, Inc.	480,300	$2,449,001
IG Group Holdings PLC	257,441	1,870,365

		$4,319,366

Business Services – 9.8%
Brenntag AG	145,890	$6,301,684
Bunzl PLC	88,018	2,657,727
Compass Group PLC	1,069,753	22,497,864
Experian PLC	418,479	10,161,141
Intertek Group PLC	183,351	11,217,559
Nomura Research Institute Ltd.	283,100	10,406,701
Rentokil Initial PLC	610,000	2,621,750
Secom Co. Ltd.	185,200	15,290,730
SGS S.A.	6,973	15,710,196
Sohgo Security Services Co. Ltd.	120,900	5,692,053
Thomson Reuters Corp.	183,367	8,855,396

		$111,412,801

Chemicals – 3.2%
Givaudan S.A.	15,910	$36,901,968

Computer Software – 7.5%
ANSYS, Inc. (a)	105,042	$15,014,704
Cadence Design Systems, Inc. (a)	654,979	28,478,487
Check Point Software Technologies Ltd. (a)	65,080	6,680,462
Dassault Systems S.A.	134,269	15,953,069
OBIC Co. Ltd.	142,700	10,920,951
SAP AG	73,726	7,343,111
Wisetech Global Ltd.	103,294	1,229,561

		$85,620,345

Computer Software – Systems – 2.3%
Amadeus IT Group S.A.	365,710	$25,492,697
Descartes Systems Group, Inc. (a)	40,912	1,079,739

		$26,572,436

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Construction – 0.4%
Geberit AG	11,651	$4,539,210

Consumer Products – 9.5%
Colgate-Palmolive Co.	400,646	$23,846,450
Kao Corp.	363,100	26,769,877
KOSE Corp.	22,400	3,552,507
L’Oréal	86,996	20,054,739
Reckitt Benckiser Group PLC	361,254	27,687,115
ROHTO Pharmaceutical Co. Ltd.	259,200	6,998,272

		$108,908,960

Containers – 0.8%
Brambles Ltd.	1,255,899	$8,978,612

Electrical Equipment – 5.9%
IMI PLC	869,953	$10,467,467
Legrand S.A.	298,004	16,832,893
OMRON Corp.	260,100	9,374,810
Schneider Electric S.A.	287,604	19,679,065
Spectris PLC	227,113	6,597,208
Yokogawa Electric Corp.	255,500	4,382,508

		$67,333,951

Electronics – 8.9%
Analog Devices, Inc.	226,619	$19,450,709
DISCO Corp.	15,400	1,777,395
Halma PLC	582,994	10,135,666
Hirose Electric Co. Ltd.	102,500	10,144,286
Infineon Technologies AG	682,575	13,580,473
NVIDIA Corp.	6,663	889,510
Samsung Electronics Co. Ltd.	240,455	8,319,905
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	691,416	25,520,165
Texas Instruments, Inc.	118,771	11,223,859

		$101,041,968

Engineering – Construction – 0.2%
Wartsila Corp.	135,671	$2,153,094

Food & Beverages – 10.7%
Chocoladefabriken Lindt & Sprungli AG	179	$1,111,948
Danone S.A.	336,246	23,696,958
Ezaki Glico Co. Ltd.	23,600	1,192,023
ITO EN Ltd.	328,400	14,756,352
Kerry Group PLC	137,369	13,614,277
Nestle S.A.	645,569	52,485,307
Nissan Foods Holdings Co. Ltd.	50,100	3,143,879
Toyo Suisan Kaisha Ltd.	361,300	12,608,632

		$122,609,376

Insurance – 1.8%
Fairfax Financial Holdings Ltd.	17,959	$7,905,801
Hiscox Ltd.	377,441	7,798,408
Jardine Lloyd Thompson Group PLC	189,914	4,579,857

		$20,284,066

7

MFS International Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Machinery & Tools – 4.1%
GEA Group AG	301,268	$7,766,498
Misumi Group, Inc.	211,100	4,405,627
Nordson Corp.	90,816	10,838,890
Schindler Holding AG	23,545	4,677,738
SMC Corp.	22,700	6,780,495
Spirax Sarco Engineering PLC	157,710	12,543,469

		$47,012,717

Major Banks – 1.9%
Svenska Handelsbanken AB, “A”	1,046,027	$11,587,568
UBS AG	804,160	10,038,298

		$21,625,866

Medical Equipment – 2.5%
Dentsply Sirona, Inc.	143,972	$5,357,198
Nihon Kohden Corp.	374,600	12,100,870
Terumo Corp.	199,500	11,207,796

		$28,665,864

Oil Services – 0.4%
Core Laboratories N.V.	67,631	$4,034,865

Other Banks & Diversified Financials – 1.8%
Chiba Bank Ltd.	527,100	$2,922,806
DnB NOR A.S.A.	256,357	4,111,951
Hachijuni Bank Ltd.	517,200	2,110,251
Julius Baer Group Ltd.	73,227	2,616,677
Jyske Bank A.S.	65,521	2,368,271
Mebuki Financial Group, Inc.	868,600	2,292,918
North Pacific Bank Ltd.	773,700	2,059,731
Sydbank A.S.	86,878	2,067,794

		$20,550,399

Pharmaceuticals – 3.0%
Bayer AG	71,349	$4,950,664
Kobayashi Pharmaceutical Co. Ltd.	201,900	13,827,339
Roche Holding AG	10,528	2,603,303
Santen Pharmaceutical Co. Ltd.	875,900	12,534,980

		$33,916,286

Printing & Publishing – 0.7%
RELX Group PLC	366,186	$7,539,448

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Real Estate – 5.4%
Deutsche Wohnen SE	561,760	$25,745,453
LEG Immobilien AG	76,264	7,962,016
TAG Immobilien AG	291,735	6,655,023
Vonovia SE	464,380	21,064,383

		$61,426,875

Specialty Chemicals – 2.3%
Croda International PLC	48,048	$2,869,186
Kansai Paint Co. Ltd.	234,700	4,504,396
Sika AG	32,001	4,067,116
Symrise AG	205,415	15,180,344

		$26,621,042

Specialty Stores – 0.1%
Esprit Holdings Ltd. (a)	3,717,120	$740,528

Telecommunications – Wireless – 1.4%
KDDI Corp.	658,600	$15,694,488

Tobacco – 0.6%
British American Tobacco PLC	86,978	$2,771,554
Japan Tobacco, Inc.	184,600	4,379,619

		$7,151,173

Total Common Stocks (Identified Cost, $950,445,537)		$1,072,721,091

PREFERRED STOCKS – 2.8%
Consumer Products – 2.8%
Henkel AG & Co. KGaA (Identified Cost, $36,462,065)	296,052	$32,359,821

INVESTMENT COMPANIES (h) – 3.0%
Money Market Funds – 3.0%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $34,693,877)	34,699,854	$34,696,385

OTHER ASSETS, LESS LIABILITIES – 0.1%		744,738

NET ASSETS – 100.0%		$1,140,522,035

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $34,696,385 and $1,105,080,912, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

JPY	Japanese Yen

8

MFS International Value Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
JPY	3,458,260,000	USD	30,969,955	BNP Paribas S.A.	2/22/2019	$696,903
USD	3,580,098	JPY	390,183,000	Citibank N.A.	2/22/2019	7,240
USD	37,990,084	JPY	4,135,866,500	Goldman Sachs International	2/22/2019	118,468
USD	37,982,932	JPY	4,135,866,500	State Street Bank Corp.	2/22/2019	111,316

						$933,927

See Notes to Financial Statements

9

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $986,907,602)	$1,105,080,912
Investments in affiliated issuers, at value (identified cost, $34,693,877)	34,696,385
Foreign currency, at value (identified cost, $26)	26
Receivables for
Forward foreign currency exchange contracts	933,927
Investments sold	1,617
Fund shares sold	448,518
Interest and dividends	3,398,688
Other assets	7,245
Total assets	$1,144,567,318

Liabilities
Payables for
Fund shares reacquired	$3,677,350
Payable to affiliates
Investment adviser	110,727
Shareholder servicing costs	249
Distribution and/or service fees	23,375
Payable for independent Trustees’ compensation	129
Accrued expenses and other liabilities	233,453
Total liabilities	$4,045,283
Net assets	$1,140,522,035

Net assets consist of
Paid-in capital	$969,908,244
Total distributable earnings (loss)	170,613,791
Net assets	$1,140,522,035
Shares of beneficial interest outstanding	46,176,524

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$282,243,818	11,282,418	$25.02
Service Class	858,278,217	34,894,106	24.60

See Notes to Financial Statements

10

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$42,016,698
Dividends from affiliated issuers	1,121,219
Income on securities loaned	269,445
Other	417
Interest	414
Foreign taxes withheld	(3,729,694)
Total investment income	$39,678,499
Expenses
Management fee	$16,196,738
Distribution and/or service fees	3,986,359
Shareholder servicing costs	46,219
Administrative services fee	281,129
Independent Trustees’ compensation	32,693
Custodian fee	291,483
Shareholder communications	123,832
Audit and tax fees	61,093
Legal fees	18,866
Miscellaneous	59,578
Total expenses	$21,097,990
Reduction of expenses by investment adviser	(180,594)
Net expenses	$20,917,396
Net investment income (loss)	$18,761,103

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$328,046,604
Affiliated issuers	1,155
Forward foreign currency exchange contracts	3,648,333
Foreign currency	(175,739)
Net realized gain (loss)	$331,520,353
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(516,742,275)
Affiliated issuers	2,508
Forward foreign currency exchange contracts	(2,388,452)
Translation of assets and liabilities in foreign currencies	(76,120)
Net unrealized gain (loss)	$(519,204,339)
Net realized and unrealized gain (loss)	$(187,683,986)
Change in net assets from operations	$(168,922,883)

See Notes to Financial Statements

11

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$18,761,103	$16,554,284
Net realized gain (loss)	331,520,353	31,084,074
Net unrealized gain (loss)	(519,204,339)	371,334,590
Change in net assets from operations	$(168,922,883)	$418,972,948
Total distributions to shareholders (a)	$(42,976,985)	$(25,981,495)
Change in net assets from fund share transactions	$(693,239,677)	$140,743,630
Total change in net assets	$(905,139,545)	$533,735,083

Net assets
At beginning of period	2,045,661,580	1,511,926,497
At end of period (b)	$1,140,522,035	$2,045,661,580

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income and from net realized gain were $24,251,192 and $1,730,303, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $16,090,375.

See Notes to Financial Statements

12

MFS International Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$28.25	$22.57	$22.46		$21.73	$21.86

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.29	$0.32	(c)	$0.30	$0.57
Net realized and unrealized gain (loss)	(2.91)	5.80	0.64		1.11	(0.27)
Total from investment operations	$(2.61)	$6.09	$0.96		$1.41	$0.30

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.39)	$(0.32)		$(0.45)	$(0.43)
From net realized gain	(0.31)	(0.02)	(0.53)		(0.23)	—
Total distributions declared to shareholders	$(0.62)	$(0.41)	$(0.85)		$(0.68)	$(0.43)
Net asset value, end of period (x)	$25.02	$28.25	$22.57		$22.46	$21.73
Total return (%) (k)(r)(s)(x)	(9.49)	27.14	4.05	(c)	6.65	1.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.91	0.91	(c)	0.93	0.95
Expenses after expense reductions (f)	0.90	0.90	0.89	(c)	0.91	0.94
Net investment income (loss)	1.08	1.13	1.41	(c)	1.33	2.58
Portfolio turnover	16	10	17		24	22
Net assets at end of period (000 omitted)	$282,244	$317,415	$238,192		$230,349	$218,258

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$27.80	$22.23	$22.13		$21.44	$21.58

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.23	$0.26	(c)	$0.25	$0.49
Net realized and unrealized gain (loss)	(2.91)	5.70	0.63		1.07	(0.24)
Total from investment operations	$(2.64)	$5.93	$0.89		$1.32	$0.25

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.34)	$(0.26)		$(0.40)	$(0.39)
From net realized gain	(0.31)	(0.02)	(0.53)		(0.23)	—
Total distributions declared to shareholders	$(0.56)	$(0.36)	$(0.79)		$(0.63)	$(0.39)
Net asset value, end of period (x)	$24.60	$27.80	$22.23		$22.13	$21.44
Total return (%) (k)(r)(s)(x)	(9.72)	26.82	3.84	(c)	6.32	1.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.16	1.16	(c)	1.18	1.20
Expenses after expense reductions (f)	1.14	1.15	1.14	(c)	1.16	1.19
Net investment income (loss)	0.97	0.89	1.17	(c)	1.10	2.25
Portfolio turnover	16	10	17		24	22
Net assets at end of period (000 omitted)	$858,278	$1,728,247	$1,273,735		$1,124,133	$984,842

See Notes to Financial Statements

13

MFS International Value Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS International Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in

15

MFS International Value Portfolio

Notes to Financial Statements – continued

good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$14,756,352	$222,495,728	$—	$237,252,080
United Kingdom	171,973,017	—	—	171,973,017
Germany	148,909,471	—	—	148,909,471
Switzerland	—	141,748,879	—	141,748,879
France	131,271,443	—	—	131,271,443
United States	119,134,672	—	—	119,134,672
Taiwan	25,520,165	—	—	25,520,165
Spain	25,492,697	—	—	25,492,697
Ireland	19,552,048	—	—	19,552,048
Other Countries	55,685,652	28,540,788	—	84,226,440
Mutual Funds	34,696,385	—	—	34,696,385
Total	$746,991,902	$392,785,395	$—	$1,139,777,297

Other Financial Instruments
Forward Foreign Currency
Exchange Contracts – Assets	$—	$933,927	$—	$933,927

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

16

MFS International Value Portfolio

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$933,927

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$3,648,333

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(2,388,452)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS International Value Portfolio

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if

18

MFS International Value Portfolio

Notes to Financial Statements – continued

any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, and redemptions in-kind.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	12/31/18	12/31/17
Ordinary income (including any short-term capital gains)	$19,511,316	$25,981,495
Long-term capital gains	23,465,669	—
Total distributions	$42,976,985	$25,981,495

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$1,028,940,198
Gross appreciation	182,966,391
Gross depreciation	(71,195,365)
Net unrealized appreciation (depreciation)	$111,771,026

Undistributed ordinary income	21,215,624
Undistributed long-term capital gain	37,691,707
Other temporary differences	(64,566)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$3,352,328	$4,007,935	$3,375,683	$254,388
Service Class	16,158,988	20,243,257	20,089,986	1,475,915
Total	$19,511,316	$24,251,192	$23,465,669	$1,730,303

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $180,594, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.84% of the fund’s average daily net assets.

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MFS International Value Portfolio

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $44,735, which equated to 0.0024% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $1,484.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0148% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $3,270 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $270,349 and $2,471,848, respectively. The sales transactions resulted in net realized gains (losses) of $41,342.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $380,188,613 and $295,151,885, respectively.

20

MFS International Value Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,807,723	$49,642,877	2,886,969	$74,370,699
Service Class	9,068,135	246,748,145	10,119,707	254,467,286
	10,875,858	$296,391,022	13,006,676	$328,837,985

Shares issued to shareholders in reinvestment of distributions
Initial Class	227,591	$6,449,925	156,248	$4,262,323
Service Class	1,299,712	36,248,974	845,762	21,719,172
	1,527,303	$42,698,899	1,002,010	$25,981,495

Shares reacquired
Initial Class	(1,988,524)	$(55,464,604)	(2,360,709)	$(60,630,463)
Service Class	(37,642,907)	(976,864,994)	(6,099,396)	(153,445,387)
	(39,631,431)	$(1,032,329,598)	(8,460,105)	$(214,075,850)

Net change
Initial Class	46,790	$628,198	682,508	$18,002,559
Service Class	(27,275,060)	(693,867,875)	4,866,073	122,741,071
	(27,228,270)	$(693,239,677)	5,548,581	$140,743,630

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 4%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund.

Effective at the close of business on October 16, 2017, the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $11,430 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		57,389,567	234,077,867	(256,767,580)	34,699,854

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$1,155	$2,508	$—	$1,121,219	$34,696,385

(8)	Redemptions In-Kind

On October 19, 2018, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $809,828,954. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $286,329,253 for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized.

21

MFS International Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS International Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS International Value Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

22

MFS International Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

23

MFS International Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

24

MFS International Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Pablo De La Mata Benjamin Stone

25

MFS International Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS International Value Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

27

MFS International Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $25,813,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 8.99% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $36,684,656. The fund intends to pass through foreign tax credits of $3,323,163 for the fiscal year.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

Annual Report

December 31, 2018

MFS® Massachusetts Investors Growth Stock Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

MIS-ANN

MFS® Massachusetts Investors Growth Stock Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	6.5%
Microsoft Corp.	4.7%
Accenture PLC, “A”	3.4%
Visa, Inc., “A”	3.2%
Texas Instruments, Inc.	2.9%
Aon PLC	2.9%
Comcast Corp., “A”	2.5%
Apple, Inc.	2.5%
Thermo Fisher Scientific, Inc.	2.5%
Starbucks Corp.	2.4%

GICS equity sectors
Information Technology	29.8%
Consumer Discretionary	13.5%
Health Care	12.3%
Communication Services	11.9%
Industrials	10.2%
Financials	8.4%
Consumer Staples	7.9%
Materials	5.1%
Energy	0.1%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

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MFS Massachusetts Investors Growth Stock Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (“fund”) provided a total return of 0.81%, while Service Class shares of the fund provided a total return of 0.58%. These compare with a return of –1.51% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Contributors to Performance

Security selection and, to a lesser extent, an underweight allocation to the industrials sector were primary contributors to performance relative to the Russell 1000® Growth Index. Within this sector, the fund’s overweight position in analytics and risk assessment services provider Verisk Analytics bolstered relative results. The stock price of Verisk Analytics advanced as the company reported improved revenue growth and a significant benefit from US tax reform.

Security selection in both the communication services and health care sectors also benefited relative returns. Within the communication services sector, not holding shares of social networking firm Facebook aided relative performance. Within the health care sector, the fund’s holding of medical device company Abbott Laboratories (b), and an overweight position in analytical equipment, software and services provider Thermo Fisher Scientific, helped relative results. Shares of Abbott Laboratories benefited from solid organic growth results, owing to strong performance in the company’s Diabetes Care, Diagnostics, Nutrition and Medical Devices segments.

Other top relative contributors during the period included the fund’s overweight positions in coffee and tea company Starbucks, athletic shoes and apparel manufacturer NIKE, retail chain operator TJX Cos. and water, hygiene and energy technologies, and services provider Ecolab. Additionally, not owning shares of computer graphics processors maker NVIDIA and tobacco company Altria Group supported relative performance.

Detractors from Performance

The combination of an overweight position and stock selection in the consumer staples sector detracted from relative performance. Within this sector, the fund’s holding of beauty products company Coty (b)(h), and an overweight position in consumer products company Colgate-Palmolive, hindered relative results. The stock price of Coty declined due to a difficult retail environment, along with disruptions in its supply chain. The share price also came under pressure after the firm provided fiscal-year 2019 earnings per share guidance that was below consensus estimates.

Elsewhere, not owning shares of e-commerce and cloud services giant Amazon.com and health insurance and Medicare/Medicaid provider UnitedHealth Group, and the fund’s overweight position in video game maker Electronic Arts, weakened relative returns.

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MFS Massachusetts Investors Growth Stock Portfolio

Management Review – continued

The stock price of Amazon.com appreciated during the period as the company delivered solid earnings results, driven by strong performance in its Amazon Web Services (AWS), Cloud services and advertising segments. In addition, the fund’s holdings of global industrial manufacturing and engineering company Colfax (b), international betting and gaming company Paddy Power Betfair (b) (Ireland), oilfield services company Schlumberger (b), e-commerce giant Alibaba Group Holding (b) (China), and an underweight position in strong-performing software giant Microsoft, dampened relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposures than the benchmark.

Respectfully,

Portfolio Manager(s)

Jeffrey Constantino

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Massachusetts Investors Growth Stock Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	0.81%	8.87%	14.09%
Service Class	8/24/01	0.58%	8.62%	13.81%

Comparative benchmark(s)
Russell 1000® Growth Index (f)		(1.51)%	10.40%	15.29%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 1000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Massachusetts Investors Growth Stock Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.79%	$1,000.00	$955.20	$3.89
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
Service Class	Actual	1.04%	$1,000.00	$953.87	$5.12
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Massachusetts Investors Growth Stock Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.2%
Aerospace – 1.7%
United Technologies Corp.	128,876	$13,722,717

Apparel Manufacturers – 6.2%
Adidas AG	40,207	$8,402,649
LVMH Moet Hennessy Louis Vuitton SE	49,873	14,754,057
NIKE, Inc., “B”	239,833	17,781,219
VF Corp.	127,437	9,091,356

		$50,029,281

Broadcasting – 0.4%
Walt Disney Co.	31,851	$3,492,462

Brokerage & Asset Managers – 3.5%
Blackstone Group LP	571,597	$17,039,306
Charles Schwab Corp.	169,264	7,029,534
CME Group, Inc.	24,531	4,614,772

		$28,683,612

Business Services – 13.1%
Accenture PLC, “A”	197,872	$27,901,931
Cognizant Technology Solutions Corp., “A”	246,649	15,657,279
Equifax, Inc.	34,968	3,256,570
Experian Group Ltd.	418,578	10,163,545
Fidelity National Information Services, Inc.	173,835	17,826,779
Fiserv, Inc. (a)	231,566	17,017,785
Verisk Analytics, Inc., “A” (a)	131,633	14,353,262

		$106,177,151

Cable TV – 2.5%
Comcast Corp., “A”	602,485	$20,514,614

Chemicals – 2.1%
LyondellBasell Industries N.V., “A”	28,344	$2,357,087
PPG Industries, Inc.	141,747	14,490,796

		$16,847,883

Computer Software – 4.7%
Microsoft Corp.	376,095	$38,199,969

Computer Software – Systems – 2.5%
Apple, Inc.	129,700	$20,458,878

Construction – 1.5%
Sherwin-Williams Co.	31,778	$12,503,372

Consumer Products – 6.6%
Church & Dwight Co., Inc.	107,432	$7,064,728
Colgate-Palmolive Co.	282,673	16,824,697
Estee Lauder Cos., Inc., “A”	107,793	14,023,869
L’Oréal	23,133	5,332,731
Reckitt Benckiser Group PLC	137,938	10,571,801

		$53,817,826

Electrical Equipment – 4.2%
Amphenol Corp., “A”	151,265	$12,255,490
Fortive Corp.	138,599	9,377,608
Mettler-Toledo International, Inc. (a)	22,823	12,908,233

		$34,541,331

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 6.3%
Analog Devices, Inc.	183,939	$15,787,484
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	299,520	11,055,283
Texas Instruments, Inc.	253,727	23,977,202

		$50,819,969

Entertainment – 0.5%
Twenty-First Century Fox, Inc.	83,028	$3,995,307

Food & Beverages – 1.3%
PepsiCo, Inc.	91,961	$10,159,851

Gaming & Lodging – 0.8%
Paddy Power Betfair PLC	78,691	$6,419,170

Health Maintenance Organizations – 0.2%
Cigna Corp.	7,446	$1,414,208

Insurance – 2.9%
Aon PLC	164,000	$23,839,040

Internet – 8.1%
Alibaba Group Holding Ltd., ADR (a)	97,372	$13,346,780
Alphabet, Inc., “A” (a)	50,369	52,633,590

		$65,980,370

Leisure & Toys – 2.0%
Electronic Arts, Inc. (a)	205,871	$16,245,281

Machinery & Tools – 2.2%
Colfax Corp. (a)	64,401	$1,345,981
Nordson Corp.	139,214	16,615,191

		$17,961,172

Medical & Health Technology & Services – 0.5%
CVS Health Corp.	65,887	$4,316,916

Medical Equipment – 8.4%
Abbott Laboratories	238,122	$17,223,364
Cooper Cos., Inc.	18,317	4,661,677
Danaher Corp.	129,219	13,325,063
Thermo Fisher Scientific, Inc.	89,661	20,065,235
Waters Corp. (a)	68,530	12,928,185

		$68,203,524

Oil Services – 0.1%
Schlumberger Ltd.	21,692	$782,647

Other Banks & Diversified Financials – 5.2%
Mastercard, Inc., “A”	87,179	$16,446,319
Visa, Inc., “A”	198,796	26,229,144

		$42,675,463

Pharmaceuticals – 1.6%
Elanco Animal Health, Inc. (a)	17,778	$560,541
Eli Lilly & Co.	48,692	5,634,638
Zoetis, Inc.	78,880	6,747,395

		$12,942,574

7

MFS Massachusetts Investors Growth Stock Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Printing & Publishing – 1.9%
Moody’s Corp.	109,690	$15,360,988

Railroad & Shipping – 1.8%
Union Pacific Corp.	103,561	$14,315,237

Restaurants – 2.4%
Starbucks Corp.	308,280	$19,853,232

Specialty Chemicals – 1.5%
Ecolab, Inc.	83,972	$12,373,274

Specialty Stores – 2.5%
AutoZone, Inc. (a)	5,527	$4,633,505
TJX Cos., Inc.	348,193	15,578,155

		$20,211,660

Total Common Stocks (Identified Cost, $529,960,039)		$806,858,979

Issuer	Shares/Par	Value ($)

INVESTMENT COMPANIES (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $6,790,527)	6,791,206	$6,790,527

OTHER ASSETS, LESS LIABILITIES – 0.0%		83,841

NET ASSETS – 100.0%		$813,733,347

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $6,790,527 and $806,858,979, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $529,960,039)	$806,858,979
Investments in affiliated issuers, at value (identified cost, $6,790,527)	6,790,527
Receivables for
Fund shares sold	177,531
Interest and dividends	678,050
Other assets	5,122
Total assets	$814,510,209

Liabilities
Payables for
Fund shares reacquired	$578,329
Payable to affiliates
Investment adviser	66,651
Shareholder servicing costs	248
Distribution and/or service fees	8,705
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	122,927
Total liabilities	$776,862
Net assets	$813,733,347

Net assets consist of
Paid-in capital	$461,902,139
Total distributable earnings (loss)	351,831,208
Net assets	$813,733,347
Shares of beneficial interest outstanding	46,464,920

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$493,783,024	28,054,691	$17.60
Service Class	319,950,323	18,410,229	17.38

See Notes to Financial Statements

9

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$13,235,578
Dividends from affiliated issuers	120,267
Income on securities loaned	57,916
Other	31,285
Foreign taxes withheld	(230,974)
Total investment income	$13,214,072
Expenses
Management fee	$6,894,871
Distribution and/or service fees	905,280
Shareholder servicing costs	30,924
Administrative services fee	139,944
Independent Trustees’ compensation	12,944
Custodian fee	54,873
Shareholder communications	75,655
Audit and tax fees	57,449
Legal fees	8,116
Miscellaneous	38,304
Total expenses	$8,218,360
Reduction of expenses by investment adviser	(87,534)
Net expenses	$8,130,826
Net investment income (loss)	$5,083,246

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$71,417,732
Affiliated issuers	143
Foreign currency	(9,598)
Net realized gain (loss)	$71,408,277
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(63,322,978)
Translation of assets and liabilities in foreign currencies	(5,658)
Net unrealized gain (loss)	$(63,328,636)
Net realized and unrealized gain (loss)	$8,079,641
Change in net assets from operations	$13,162,887

See Notes to Financial Statements

10

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$5,083,246	$5,035,640
Net realized gain (loss)	71,408,277	52,197,235
Net unrealized gain (loss)	(63,328,636)	163,752,913
Change in net assets from operations	$13,162,887	$220,985,788
Total distributions to shareholders (a)	$(57,933,374)	$(50,886,432)
Change in net assets from fund share transactions	$(73,917,493)	$(67,274,706)
Total change in net assets	$(118,687,980)	$102,824,650

Net assets
At beginning of period	932,421,327	829,596,677
At end of period (b)	$813,733,347	$932,421,327

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income and from net realized gain were $4,930,035 and $45,956,397, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $5,031,671.

See Notes to Financial Statements

11

MFS Massachusetts Investors Growth Stock Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$18.60	$15.38	$16.38		$17.61	$17.31

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.11	$0.11	(c)	$0.10	$0.14
Net realized and unrealized gain (loss)	0.16	4.16	0.95		(0.21)	1.77
Total from investment operations	$0.29	$4.27	$1.06		$(0.11)	$1.91

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.12)	$(0.10)		$(0.09)	$(0.10)
From net realized gain	(1.17)	(0.93)	(1.96)		(1.03)	(1.51)
Total distributions declared to shareholders	$(1.29)	$(1.05)	$(2.06)		$(1.12)	$(1.61)
Net asset value, end of period (x)	$17.60	$18.60	$15.38		$16.38	$17.61
Total return (%) (k)(r)(s)(x)	0.81	28.42	6.08	(c)	(0.12)	11.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.81	0.78	(c)	0.79	0.80
Expenses after expense reductions (f)	0.79	0.80	0.77	(c)	0.79	0.80
Net investment income (loss)	0.65	0.66	0.70	(c)	0.56	0.81
Portfolio turnover	23	21	24		27	23
Net assets at end of period (000 omitted)	$493,783	$562,471	$500,924		$537,645	$542,830

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$18.38	$15.21	$16.22		$17.48	$17.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.07	$0.07	(c)	$0.06	$0.10
Net realized and unrealized gain (loss)	0.16	4.10	0.94		(0.21)	1.75
Total from investment operations	$0.24	$4.17	$1.01		$(0.15)	$1.85

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.07)	$(0.06)		$(0.08)	$(0.05)
From net realized gain	(1.17)	(0.93)	(1.96)		(1.03)	(1.51)
Total distributions declared to shareholders	$(1.24)	$(1.00)	$(2.02)		$(1.11)	$(1.56)
Net asset value, end of period (x)	$17.38	$18.38	$15.21		$16.22	$17.48
Total return (%) (k)(r)(s)(x)	0.58	28.10	5.84	(c)	(0.33)	11.23

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.06	1.03	(c)	1.04	1.05
Expenses after expense reductions (f)	1.04	1.05	1.02	(c)	1.03	1.05
Net investment income (loss)	0.40	0.41	0.45	(c)	0.35	0.55
Portfolio turnover	23	21	24		27	23
Net assets at end of period (000 omitted)	$319,950	$369,950	$328,673		$337,742	$50,731

See Notes to Financial Statements

12

MFS Massachusetts Investors Growth Stock Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Massachusetts Investors Growth Stock Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value

14

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$806,858,979	$—	$—	$806,858,979
Mutual Funds	6,790,527	—	—	6,790,527
Total	$813,649,506	$—	$—	$813,649,506

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, there were no securities on loan or collateral outstanding.

15

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$9,646,280	$7,501,279
Long-term capital gains	48,287,094	43,385,153
Total distributions	$57,933,374	$50,886,432

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$539,076,711
Gross appreciation	291,084,745
Gross depreciation	(16,511,950)
Net unrealized appreciation (depreciation)	$274,572,795

Undistributed ordinary income	9,803,031
Undistributed long-term capital gain	67,455,400
Other temporary differences	(18)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$3,178,874	$3,459,849	$32,343,736	$27,586,603
Service Class	1,200,214	1,470,186	21,210,550	18,369,794
Total	$4,379,088	$4,930,035	$53,554,286	$45,956,397

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $87,534, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.82% of average daily net assets for the Initial Class shares and 1.07% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $29,687, which equated to 0.0032% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $1,237.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0152% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement.

17

MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

For the year ended December 31, 2018, the fee paid by the fund under this agreement was $1,565 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $982,831 and $171,981, respectively. The sales transactions resulted in net realized gains (losses) of $26,499.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to December 31, 2018, this reimbursement amounted to $31,139, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $212,873,928 and $339,426,613, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	382,702	$7,410,077	318,747	$5,421,181
Service Class	772,807	14,681,490	798,916	13,593,897
	1,155,509	$22,091,567	1,117,663	$19,015,078

Shares issued to shareholders in reinvestment of distributions
Initial Class	1,805,928	$35,522,610	1,841,427	$31,046,452
Service Class	1,152,817	22,410,764	1,189,447	19,839,980
	2,958,745	$57,933,374	3,030,874	$50,886,432

Shares reacquired
Initial Class	(4,374,590)	$(84,354,144)	(4,487,162)	$(77,760,647)
Service Class	(3,641,613)	(69,588,290)	(3,468,379)	(59,415,569)
	(8,016,203)	$(153,942,434)	(7,955,541)	$(137,176,216)

Net change
Initial Class	(2,185,960)	$(41,421,457)	(2,326,988)	$(41,293,014)
Service Class	(1,715,989)	(32,496,036)	(1,480,016)	(25,981,692)
	(3,901,949)	$(73,917,493)	(3,807,004)	$(67,274,706)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $5,388 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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MFS Massachusetts Investors Growth Stock Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		7,006,794	203,223,213	(203,438,801)	6,791,206

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$143	$—	$—	$120,267	$6,790,527

19

MFS Massachusetts Investors Growth Stock Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Massachusetts Investors Growth Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Massachusetts Investors Growth Stock Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Massachusetts Investors Growth Stock Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

21

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

22

MFS Massachusetts Investors Growth Stock Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Jeffrey Constantino

23

MFS Massachusetts Investors Growth Stock Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS Massachusetts Investors Growth Stock Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the

24

MFS Massachusetts Investors Growth Stock Portfolio

Board Review of Investment Advisory Agreement – continued

Fund and the Fund’s retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

25

MFS Massachusetts Investors Growth Stock Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $53,116,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 92.38% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2018

MFS® Research International Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

RSS-ANN

MFS® Research International Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Research International Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.0%
Roche Holding AG	2.8%
Linde PLC	2.2%
Schneider Electric S.A.	1.9%
Novo Nordisk A.S., “B”	1.9%
AIA Group Ltd.	1.8%
UBS AG	1.6%
BP PLC	1.6%
Akzo Nobel N.V.	1.6%
Bayer AG	1.5%

Global equity sectors (k)
Capital Goods	22.8%
Financial Services	22.7%
Health Care	11.0%
Technology	10.1%
Consumer Staples	9.8%
Energy	9.5%
Consumer Cyclicals	8.5%
Telecommunications/Cable Television	3.9%

Issuer country weightings (x)
Japan	18.3%
United Kingdom	12.6%
Switzerland	12.5%
France	9.1%
United States	8.8%
Germany	7.6%
Hong Kong	3.7%
Australia	3.2%
Spain	3.0%
Other Countries	21.2%

Currency exposure weightings (y)
Euro	31.0%
Japanese Yen	18.3%
Swiss Franc	12.5%
British Pound Sterling	11.8%
United States Dollar	7.9%
Hong Kong Dollar	4.2%
Australian Dollar	3.2%
Danish Krone	2.2%
Canadian Dollar	2.2%
Other Currencies	6.7%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Research International Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Research International Portfolio (“fund”) provided a total return of –14.12%, while Service Class shares of the fund provided a total return of –14.32%. These compare with a return of –13.79% over the same period for the fund’s benchmark, the MSCI EAFE Index (net div).

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the Eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Detractors from Performance

Stock selection in the consumer cyclicals sector held back performance relative to the MSCI EAFE Index. Within this sector, an overweight position in general merchandise retailer Sundrug (Japan) weighed on relative returns. Shares of Sundrug fell as the company reported weaker-than-expected operating profit in its drugstore segment, resulting from a decline in same-store sales and an increase in operating and overhead expenses.

Security selection in both the health care and consumer staples sectors also hindered relative results. Within the health care sector, an overweight position in pharmaceutical company Bayer AG (Germany), and not owning shares of pharmaceutical firm Novartis (Switzerland), dampened relative performance. The stock price of Bayer depreciated after a court awarded damages to an individual who claimed to have contracted Non-Hodgkin’s Lymphoma cancer from glyphosate herbicide, which was discovered and branded as Roundup by Monsanto, whom Bayer acquired in 2018. The stock traded significantly lower after the news, as investors appeared to have been concerned that more lawsuits would be filed against Bayer. Within the consumer staples sector, an overweight position in tobacco distributor British American Tobacco (United Kingdom) hindered relative returns. The share price of British American Tobacco reacted negatively to news that the US Federal Drug Administration was considering plans to ban the sale of menthol cigarettes, in addition to a ban on flavored e-cigarettes, citing concerns over nicotine addiction.

Stocks in other sectors that detracted from relative performance included overweight positions in building products supplier Toto (Japan), private banking services provider Julius Baer Group (Switzerland), industrial process technology manufacturer GEA Group (Germany), investment management and banking firm UBS (Switzerland), global banking group BNP Paribas (France) and banking and financial services firm Intesa Sanpaolo (Italy). The share price of Toto suffered from lower-than-expected operating profits fueled by weakness in the company’s domestic housing equipment business and subdued sales growth in China.

Contributors to Performance

Stock selection in the capital goods sector boosted relative performance. Within this sector, overweight positions in global engineering company GKN (h) (United Kingdom), industrial gas supplier Linde (Germany) and parcel delivery services company Yamato Holdings Co. (Japan) contributed to relative results. The share price of GKN advanced after investment company Melrose Industries, which specializes in the acquisition and performance improvement of underperforming businesses, made a hostile offer to buy GKN.

3

MFS Research International Portfolio

Management Review – continued

Stock selection in both the financial services and technology sectors also aided relative returns. Within the financial services sector, the fund’s position in risk management and human capital consulting services provider Aon (b), debit and credit transaction processing company Mastercard (b) and banking firm HDFC Bank (b) (India) helped relative performance. The share price of Aon benefited from solid earnings results driven by acceleration in organic growth and margin expansion, as well as solid free cash flow. Within the technology sector, holdings of semiconductor company Mellanox Technologies (b), and an overweight position in telecommunications equipment provider Ericsson (h) (Sweden), boosted relative returns. The share price of Mellanox Technologies appreciated following better-than-expected financial results, driven by strong demand for Ethernet products, which appeared to have helped overcome concerns about a slowdown in cloud computing. Additionally, management raised its future guidance, which further supported the stock.

Elsewhere, an overweight position in medical products and equipment manufacturer Terumo (Japan) bolstered relative performance after the company reported strong sales growth during the period.

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Jose Luis Garcia, Victoria Higley, Camille Humphries Lee, and Thomas Melendez

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective September 1, 2018, Camille Humphries Lee became a Portfolio Manager of the Fund. Effective March 31, 2019, Thomas Melendez will no longer be a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research International Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(14.12)%	(0.03)%	5.99%
Service Class	8/24/01	(14.32)%	(0.28)%	5.72%

Comparative benchmark(s)
MSCI EAFE Index (net div) (f)		(13.79)%	0.53%	6.32%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research International Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.96%	$1,000.00	$873.09	$4.53
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
Service Class	Actual	1.21%	$1,000.00	$871.83	$5.71
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.3%
Airlines – 1.0%
Aena S.A.	17,472	$2,717,517
Malaysia Airports Holdings Berhad	527,500	1,069,679

		$3,787,196

Alcoholic Beverages – 0.4%
Ambev S.A., ADR	357,495	$1,401,380

Apparel Manufacturers – 2.0%
Adidas AG	8,723	$1,822,974
LVMH Moet Hennessy Louis Vuitton SE	18,296	5,412,553

		$7,235,527

Automotive – 2.0%
Koito Manufacturing Co. Ltd.	72,500	$3,698,415
USS Co. Ltd.	229,900	3,836,990

		$7,535,405

Broadcasting – 0.5%
WPP PLC	182,820	$1,972,767

Brokerage & Asset Managers – 1.0%
Euronext N.V.	5,236	$301,757
TMX Group Ltd.	63,344	3,281,806

		$3,583,563

Business Services – 2.0%
Cerved Information Solutions S.p.A.	99,149	$812,808
Cognizant Technology Solutions Corp., “A”	65,132	4,134,579
Nomura Research Institute Ltd.	65,000	2,389,387

		$7,336,774

Computer Software – 0.8%
Check Point Software Technologies Ltd. (a)	27,494	$2,822,259

Computer Software – Systems – 2.2%
Amadeus IT Group S.A.	44,472	$3,100,028
EPAM Systems, Inc. (a)	28,507	3,307,097
Hitachi Ltd.	71,900	1,911,232

		$8,318,357

Conglomerates – 0.5%
Melrose Industries PLC	808,608	$1,688,723

Construction – 1.9%
Techtronic Industries Co. Ltd.	639,000	$3,394,726
Toto Ltd.	103,300	3,550,900

		$6,945,626

Consumer Products – 3.2%
Kao Corp.	40,500	$2,985,899
L’Oréal	17,795	4,102,190
Reckitt Benckiser Group PLC	62,532	4,792,558

		$11,880,647

Containers – 1.0%
Brambles Ltd.	526,337	$3,762,863

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electrical Equipment – 2.7%
Legrand S.A.	52,193	$2,948,146
Schneider Electric S.A.	102,075	6,984,397

		$9,932,543

Electronics – 2.9%
Mellanox Technologies Ltd. (a)	27,116	$2,504,976
NVIDIA Corp.	4,409	588,601
Samsung Electronics Co. Ltd.	36,364	1,258,219
Silicon Motion Technology Corp., ADR	27,375	944,437
Taiwan Semiconductor Manufacturing Co. Ltd.	729,804	5,354,160

		$10,650,393

Energy – Independent – 1.6%
Cairn Energy PLC (a)	772,587	$1,477,109
Caltex Australia Ltd.	128,809	2,311,714
Oil Search Ltd.	398,183	2,008,094

		$5,796,917

Energy – Integrated – 3.3%
BP PLC	927,184	$5,861,080
Eni S.p.A.	214,604	3,380,392
Galp Energia SGPS S.A., “B”	198,891	3,143,595

		$12,385,067

Food & Beverages – 4.1%
Danone S.A.	57,981	$4,086,215
Nestle S.A.	133,982	10,892,850

		$14,979,065

Food & Drug Stores – 1.7%
Sundrug Co. Ltd.	115,300	$3,429,657
Tesco PLC	1,189,906	2,883,159

		$6,312,816

Gaming & Lodging – 0.5%
Paddy Power Betfair PLC	22,067	$1,800,102

Insurance – 5.9%
AIA Group Ltd.	816,400	$6,776,834
Aon PLC	35,170	5,112,311
Hiscox Ltd.	179,486	3,708,408
Swiss Re Ltd.	27,303	2,508,653
Zurich Insurance Group AG	12,963	3,873,210

		$21,979,416

Internet – 1.4%
Baidu, Inc., ADR (a)	4,527	$717,982
NAVER Corp. (a)	21,986	2,395,545
Scout24 AG	42,724	1,965,873

		$5,079,400

Machinery & Tools – 4.9%
Daikin Industries Ltd.	49,800	$5,240,509
GEA Group AG	104,077	2,683,039

7

MFS Research International Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Machinery & Tools – continued
Kubota Corp.	314,600	$4,429,828
Ritchie Bros. Auctioneers, Inc.	63,208	2,067,733
Schindler Holding AG	18,226	3,621,000

		$18,042,109

Major Banks – 5.5%
Bankia S.A.	344,851	$1,011,489
Barclays PLC	1,764,504	3,385,250
BNP Paribas	94,977	4,295,664
Erste Group Bank AG	50,438	1,678,780
Mitsubishi UFJ Financial Group, Inc.	819,200	4,039,590
UBS AG	485,575	6,061,414

		$20,472,187

Medical & Health Technology & Services – 0.5%
Sonic Healthcare Ltd.	130,299	$2,029,169

Medical Equipment – 2.9%
EssilorLuxottica	42,439	$5,370,573
Terumo Corp.	95,300	5,353,899

		$10,724,472

Metals & Mining – 1.2%
Rio Tinto Ltd.	92,362	$4,391,127

Natural Gas – Distribution – 0.6%
China Resources Gas Group Ltd.	526,000	$2,082,370

Natural Gas – Pipeline – 1.2%
APA Group	283,087	$1,694,834
Enbridge, Inc.	83,921	2,607,010

		$4,301,844

Network & Telecom – 0.8%
LM Ericsson Telephone Co., “B”	357,093	$3,147,419

Other Banks & Diversified Financials – 7.7%
Aeon Credit Service Co. Ltd.	214,500	$3,853,228
AIB Group PLC	775,371	3,269,242
HDFC Bank Ltd.	163,980	4,983,404
Intesa Sanpaolo S.p.A.	2,190,496	4,854,742
Julius Baer Group Ltd.	96,924	3,463,461
Jyske Bank A.S.	33,039	1,194,202
KBC Groep N.V.	63,938	4,152,204
Mastercard, Inc., “A”	13,308	2,510,554

		$28,281,037

Pharmaceuticals – 7.6%
Bayer AG	81,104	$5,627,531
Novo Nordisk A.S., “B”	149,504	6,872,357
Roche Holding AG	41,446	10,248,528
Santen Pharmaceutical Co. Ltd.	367,900	5,265,006

		$28,013,422

Printing & Publishing – 1.3%
RELX Group PLC	235,744	$4,853,762

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Real Estate – 2.5%
Grand City Properties S.A.	209,685	$4,552,671
LEG Immobilien AG	45,446	4,744,595

		$9,297,266

Restaurants – 0.5%
Yum China Holdings, Inc.	55,865	$1,873,153

Specialty Chemicals – 8.0%
Akzo Nobel N.V.	71,750	$5,787,411
Croda International PLC	81,860	4,888,270
Kansai Paint Co. Ltd.	59,400	1,140,013
Linde PLC	51,651	8,199,267
Nitto Denko Corp.	38,000	1,897,268
Sika AG	29,900	3,800,092
Symrise AG	49,794	3,679,819

		$29,392,140

Specialty Stores – 0.9%
Dufry AG	17,546	$1,666,408
Just Eat PLC (a)	247,851	1,853,765

		$3,520,173

Telecommunications – Wireless – 3.4%
Advanced Info Service PLC	420,000	$2,225,123
KDDI Corp.	210,600	5,018,614
SoftBank Corp.	61,200	4,033,983
Tele2 AB, “B”	110,996	1,418,293

		$12,696,013

Telephone Services – 0.5%
Hellenic Telecommunications Organization S.A.	166,252	$1,813,400

Tobacco – 2.2%
British American Tobacco PLC	151,091	$4,814,514
Japan Tobacco, Inc.	135,200	3,207,608

		$8,022,122

Trucking – 0.7%
Yamato Holdings Co. Ltd.	89,100	$2,428,087

Utilities – Electric Power – 2.8%
CLP Holdings Ltd.	294,000	$3,322,776
E.ON AG	302,094	2,986,013
Iberdrola S.A.	507,086	4,077,413

		$10,386,202

Total Common Stocks (Identified Cost, $372,115,399)		$362,954,280

INVESTMENT COMPANIES (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $5,381,437)	5,381,595	$5,381,057

OTHER ASSETS, LESS LIABILITIES – 0.2%		839,279

NET ASSETS – 100.0%		$369,174,616

8

MFS Research International Portfolio

Portfolio of Investments – continued

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $5,381,057 and $362,954,280, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

See Notes to Financial Statements

9

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $372,115,399)	$362,954,280
Investments in affiliated issuers, at value (identified cost, $5,381,437)	5,381,057
Foreign currency, at value (identified cost, $2,955)	2,958
Receivables for
Investments sold	1,434,842
Fund shares sold	180,345
Interest and dividends	1,093,209
Other assets	2,586
Total assets	$371,049,277

Liabilities
Payables for
Investments purchased	$1,632,897
Fund shares reacquired	72,054
Payable to affiliates
Investment adviser	34,165
Shareholder servicing costs	112
Distribution and/or service fees	1,815
Payable for independent Trustees’ compensation	15
Deferred country tax expense payable	22,452
Accrued expenses and other liabilities	111,151
Total liabilities	$1,874,661
Net assets	$369,174,616

Net assets consist of
Paid-in capital	$355,936,702
Total distributable earnings (loss)	13,237,914
Net assets	$369,174,616
Shares of beneficial interest outstanding	26,291,245

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$302,385,513	21,486,954	$14.07
Service Class	66,789,103	4,804,291	13.90

See Notes to Financial Statements

10

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$10,974,295
Dividends from affiliated issuers	73,635
Income on securities loaned	51,882
Other	2,964
Foreign taxes withheld	(1,014,909)
Total investment income	$10,087,867
Expenses
Management fee	$3,662,429
Distribution and/or service fees	185,964
Shareholder servicing costs	13,830
Administrative services fee	67,824
Independent Trustees’ compensation	7,415
Custodian fee	101,456
Shareholder communications	28,146
Audit and tax fees	62,169
Legal fees	3,584
Miscellaneous	29,708
Total expenses	$4,162,525
Reduction of expenses by investment adviser	(41,516)
Net expenses	$4,121,009
Net investment income (loss)	$5,966,858

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $8,062 country tax)	$17,735,964
Affiliated issuers	893
Foreign currency	(49,881)
Net realized gain (loss)	$17,686,976
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $24,519 decrease in deferred country tax)	$(82,699,072)
Affiliated issuers	(380)
Translation of assets and liabilities in foreign currencies	(12,763)
Net unrealized gain (loss)	$(82,712,215)
Net realized and unrealized gain (loss)	$(65,025,239)
Change in net assets from operations	$(59,058,381)

See Notes to Financial Statements

11

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets
From operations
Net investment income (loss)	$5,966,858	$5,853,114
Net realized gain (loss)	17,686,976	26,063,324
Net unrealized gain (loss)	(82,712,215)	71,473,238
Change in net assets from operations	$(59,058,381)	$103,389,676
Total distributions to shareholders (a)	$(16,070,335)	$(7,282,212)
Change in net assets from fund share transactions	$22,056,598	$(75,751,483)
Total change in net assets	$(53,072,118)	$20,355,981
Net assets
At beginning of period	422,246,734	401,890,753
At end of period (b)	$369,174,616	$422,246,734

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income were $7,282,212.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $5,791,372.

See Notes to Financial Statements

12

MFS Research International Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$17.05	$13.54	$13.85		$14.56	$16.09

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.22	$0.25	(c)	$0.24	$0.39
Net realized and unrealized gain (loss)	(2.56)	3.59	(0.34)		(0.52)	(1.46)
Total from investment operations	$(2.31)	$3.81	$(0.09)		$(0.28)	$(1.07)

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.22)		$(0.30)	$(0.30)
From net realized gain	(0.42)	—	—		(0.13)	(0.16)
Total distributions declared to shareholders	$(0.67)	$(0.30)	$(0.22)		$(0.43)	$(0.46)
Net asset value, end of period (x)	$14.07	$17.05	$13.54		$13.85	$14.56
Total return (%) (k)(r)(s)(x)	(14.12)	28.29	(0.70	)(c)	(1.96)	(6.88)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.00	0.95	(c)	1.00	1.00
Expenses after expense reductions (f)	0.97	0.99	0.94	(c)	1.00	0.99
Net investment income (loss)	1.51	1.44	1.87	(c)	1.61	2.49
Portfolio turnover	25	27	41		38	27
Net assets at end of period (000 omitted)	$302,386	$341,613	$318,753		$305,502	$253,001

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$16.84	$13.38	$13.68		$14.39	$15.91

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.19	$0.21	(c)	$0.20	$0.36
Net realized and unrealized gain (loss)	(2.53)	3.52	(0.33)		(0.51)	(1.47)
Total from investment operations	$(2.32)	$3.71	$(0.12)		$(0.31)	$(1.11)

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.25)	$(0.18)		$(0.27)	$(0.25)
From net realized gain	(0.42)	—	—		(0.13)	(0.16)
Total distributions declared to shareholders	$(0.62)	$(0.25)	$(0.18)		$(0.40)	$(0.41)
Net asset value, end of period (x)	$13.90	$16.84	$13.38		$13.68	$14.39
Total return (%) (k)(r)(s)(x)	(14.32)	27.90	(0.91	)(c)	(2.20)	(7.16)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.25	1.20	(c)	1.25	1.25
Expenses after expense reductions (f)	1.22	1.24	1.19	(c)	1.25	1.24
Net investment income (loss)	1.27	1.26	1.58	(c)	1.36	2.30
Portfolio turnover	25	27	41		38	27
Net assets at end of period (000 omitted)	$66,789	$80,634	$83,138		$97,958	$74,383

See Notes to Financial Statements

13

MFS Research International Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research International Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments

15

MFS Research International Portfolio

Notes to Financial Statements – continued

and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$—	$67,710,115	$—	$67,710,115
United Kingdom	46,570,490	—	—	46,570,490
Switzerland	—	46,135,618	—	46,135,618
France	33,501,493	—	—	33,501,493
Germany	28,062,514	—	—	28,062,514
United States	26,357,386	—	—	26,357,386
Hong Kong	13,494,336	—	—	13,494,336
Australia	11,806,675	—	—	11,806,675
Spain	10,906,447	—	—	10,906,447
Other Countries	55,043,307	23,365,899	—	78,409,206
Mutual Funds	5,381,057	—	—	5,381,057
Total	$231,123,705	$137,211,632	$—	$368,335,337

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent

16

MFS Research International Portfolio

Notes to Financial Statements – continued

will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$10,715,230	$7,282,212
Long-term capital gains	5,355,105	—
Total distributions	$16,070,335	$7,282,212

17

MFS Research International Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$378,146,938
Gross appreciation	37,523,283
Gross depreciation	(47,334,884)
Net unrealized appreciation (depreciation)	$(9,811,601)

Undistributed ordinary income	5,843,260
Undistributed long-term capital gain	17,244,963
Other temporary differences	(38,708)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$4,990,946	$6,031,816	$8,444,733	$—
Service Class	846,065	1,250,396	1,788,591	—
Total	$5,837,011	$7,282,212	$10,233,324	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $38,743, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

For the period from January 1, 2018 through July 31, 2018, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2018. For the period from January 1, 2018 through July 31, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement. Effective August 1, 2018, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.96% of average daily net assets for the Initial Class shares and 1.21% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the period from August 1, 2018 through December 31, 2018, this reduction amounted to $2,773, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these

18

MFS Research International Portfolio

Notes to Financial Statements – continued

participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $12,909, which equated to 0.0032% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $921.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0167% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $693 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $123,843 and $1,166,002, respectively. The sales transactions resulted in net realized gains (losses) of $355,029.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $106,693,726 and $99,439,474, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,518,504	$40,932,805	996,797	$15,780,051
Service Class	915,577	14,411,304	667,310	10,100,721
	3,434,081	$55,344,109	1,664,107	$25,880,772
Shares issued to shareholders in reinvestment of distributions
Initial Class	816,759	$13,435,679	383,216	$6,031,816
Service Class	161,933	2,634,656	80,308	1,250,396
	978,692	$16,070,335	463,524	$7,282,212
Shares reacquired
Initial Class	(1,888,605)	$(31,993,445)	(4,873,959)	$(75,287,115)
Service Class	(1,061,519)	(17,364,401)	(2,173,107)	(33,627,352)
	(2,950,124)	$(49,357,846)	(7,047,066)	$(108,914,467)
Net change
Initial Class	1,446,658	$22,375,039	(3,493,946)	$(53,475,248)
Service Class	15,991	(318,441)	(1,425,489)	(22,276,235)
	1,462,649	$22,056,598	(4,919,435)	$(75,751,483)

19

MFS Research International Portfolio

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 25%, 8%, and 5% respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $2,373 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		710,680	61,141,961	(56,471,046)	5,381,595

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$893	$(380)	$—	$73,635	$5,381,057

20

MFS Research International Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Research International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Research International Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

21

MFS Research International Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

22

MFS Research International Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

23

MFS Research International Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Jose Luis Garcia Victoria Higley Camille Humphries Lee Thomas Melendez

24

MFS Research International Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS Research International Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s

25

MFS Research International Portfolio

Board Review of Investment Advisory Agreement – continued

retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce such expense limitation for the Fund effective August 1, 2018, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

26

MFS Research International Portfolio

Board Review of Investment Advisory Agreement – continued

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

27

MFS Research International Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $5,891,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $9,969,178. The fund intends to pass through foreign tax credits of $881,858 for the fiscal year.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

Annual Report

December 31, 2018

MFS® Strategic Income Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

SIS-ANN

MFS® Strategic Income Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Strategic Income Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Strategic Income Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	29.4%
U.S. Treasury Securities	27.3%
Commercial Mortgage-Backed Securities	12.3%
High Yield Corporates	9.8%
Collateralized Debt Obligations	8.7%
Emerging Markets Bonds	6.6%
Asset-Backed Securities	5.0%
Municipal Bonds	0.7%
Mortgage-Backed Securities	0.6%
Non-U.S. Government Bonds	0.6%
Residential Mortgage-Backed Securities	0.3%
U.S. Government Agencies	0.3%
Floating Rate Loans	0.1%

Composition including fixed income credit quality (a)(i)
AAA	11.3%
AA	4.0%
A	17.5%
BBB	22.9%
BB	9.8%
B	6.1%
CCC	1.2%
CC	0.3%
C	0.2%
U.S. Government	13.5%
Federal Agencies	0.9%
Not Rated	14.0%
Non-Fixed Income	0.1%
Cash & Cash Equivalents	8.5%
Other	(10.3)%

Portfolio facts (i)
Average Duration (d)	5.8
Average Effective Maturity (m)	8.4 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

MFS Strategic Income Portfolio

Portfolio Composition – continued

(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings, including Cash & Cash Equivalents and Other, of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MFS Strategic Income Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Strategic Income Portfolio (“fund”) provided a total return of –1.99%, while Service Class shares of the fund provided a total return of –2.11%. These compare with a return of 0.01% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s greater exposure to the industrials sector, particularly within “BB” and “B” rated (r) bonds, and a lesser exposure to the treasury sector, detracted from performance. Additionally, the fund’s out-of-benchmark exposure to “B” rated securities within the sovereign sector, and security selection in both the commercial mortgage-backed securities (CMBS) sector and in “AAA” rated bonds, further held back relative performance.

Conversely, the fund’s out-of-benchmark exposure to the collateralized mortgage obligation (CMO) sector, and a greater exposure to “A” rated securities, contributed to relative performance. In addition, security selection in the government-related agencies sector and in “BBB” rated bonds further benefited relative results.

Respectfully,

Portfolio Manager(s)

Neeraj Arora, Philipp Burgener, David Cole, Alexander Mackey, Joshua Marston, Robert Persons, and Michael Skatrud

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Note to Shareholders: Effective March 1, 2018, Michael Skatrud became a Portfolio Manager of the Fund. Effective June 1, 2018, Ward Brown and Matt Ryan are no longer Portfolio Managers of the Fund. Effective June 1, 2018, Neeraj Arora became a Portfolio Manager of the Fund. Effective September 1, 2018, William Adams is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Strategic Income Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(1.99)%	2.70%	6.54%
Service Class	8/24/01	(2.11)%	2.46%	6.28%

Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		0.01%	2.52%	3.48%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Strategic Income Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.80%	$1,000.00	$1,005.67	$4.04
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,004.70	$5.31
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

6

MFS Strategic Income Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 77.3%
Asset-Backed & Securitized – 26.1%
A Voce CLO Ltd., 2014-1A, “BR”, FLR, 4.586% (LIBOR - 3mo. + 2.15%), 7/15/2026 (n)	$290,000	$284,006
Allegro CLO Ltd., 2014-1RA, “C”, FLR, 5.152% (LIBOR - 3mo. + 3%), 10/21/2028 (z)	250,000	235,159
ALM Loan Funding CLO, 2015-16A, “BR2”, FLR, 4.336% (LIBOR - 3mo. + 1.9%), 7/15/2027 (n)	260,000	250,691
Arbor Realty CLO Ltd., 2018-A, “FL-1”, FLR, 3.605% (LIBOR - 1mo. + 1.15%), 6/15/2028 (z)	260,000	255,804
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 3.719% (LIBOR - 3mo.+ 1.25%), 1/20/2028 (n)	250,000	241,462
Bancorp Commercial Mortgage Trust 2018-CRE4, “D”, FLR, 4.555% (LIBOR - 1mo. + 2.1%), 9/15/2035 (z)	200,000	200,029
Bancorp Commercial Mortgage Trust, 2018-CR3, “D”, FLR, 5.155% (LIBOR - 1mo. + 2.7%), 1/15/2033 (z)	248,157	246,143
Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.105% (LIBOR - 1mo. + 1.6%), 12/28/2040 (z)	152,924	141,244
BDS Ltd., 2018-FL2, “C”, FLR, 4.305% (LIBOR - 1mo. + 1.85%), 8/15/2035 (z)	200,000	193,077
Benchmark Mortgage Trust, “2018-B1”, 3.666%, 1/15/2051	251,384	251,676
Business Jet Securities LLC, 2018-1, “C”, 7.748%, 2/15/2033 (z)	91,719	94,363
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 5/15/2029 (n)	215,000	213,150
Citigroup Commercial Mortgage Trust, 2017-C4, 3.471%, 10/12/2050	173,669	171,366
Commercial Mortgage Pass-Through Certificates, “2017-BNK8”, “A3”, 3.229%, 11/15/2050	250,000	243,009
Commercial Mortgage Pass-Through Certificates, “2018-BNK10”, “A5”, 3.688%, 2/15/2061	250,000	248,760
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	346,107	353,109
Commercial Mortgage Trust, 2017-CD4, “A4”, 3.514%, 5/10/2050	112,627	111,859
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	250,000	245,684
CPS Auto Trust, 2016-D, “B”, 2.11%, 3/15/2021 (n)	203,755	203,157
Crest Ltd., CDO, 7%, (0.001% cash or 7% PIK) 1/28/2040 (a)(p)	734,116	88,094
Cutwater Ltd., 2015-IA, “BR”, FLR, 4.236% (LIBOR - 3mo. + 1.8%), 1/15/2029 (z)	250,000	249,209

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Drive Auto Receivables Trust, 2017-1, “C”, 2.84%, 4/15/2022	$98,000	$97,876
DT Auto Owner Trust, 2017-2A, “C”, 3.03%, 1/17/2023 (n)	215,000	214,775
DT Auto Owner Trust, 2018-2A, “C”, 3.67%, 3/15/2024 (n)	82,000	82,390
Exantas Capital Corp. CLO Ltd., 2018-RS06, “B”, FLR, 3.605% (LIBOR - 1mo. + 1.15%), 6/15/2035 (z)	260,000	254,768
Falcon Franchise Loan LLC, 8.047%, 1/05/2023 (i)(z)	6,860	272
Figueroa CLO Ltd., 2014-1A, “DR”, FLR, 5.686% (LIBOR - 3mo. + 3.25%), 1/15/2027 (z)	250,000	239,599
Flatiron CLO Ltd., 2015-1A, “CR”, FLR, 4.336% (LIBOR - 3mo. + 1.9%), 4/15/2027 (n)	260,000	250,625
GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63%, 7/15/2022 (z)	260,000	257,257
GS Mortgage Securities Trust, 2017-GS6, “A3”, 3.433%, 5/10/2050	177,406	174,141
GS Mortgage Securities Trust, 2017-GS7, “A4”, 3.43%, 8/10/2050	251,247	245,476
Hunt CRE Ltd., 2018-FL2, “D”, FLR, 5.205% (LIBOR - 1mo. + 2.75%), 8/15/2028 (z)	200,000	198,338
Invitation Homes Trust, 2018-SFR1, “C”, FLR, 3.705% (LIBOR - 1mo. + 1.25%), 3/17/2037 (z)	130,000	128,555
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	134,136	132,245
KKR Real Estate Financial Trust Inc Ltd., 2018-FL1, “D”, FLR, 4.852% (LIBOR - 1mo. + 2.55%), 6/15/2036 (z)	205,000	204,995
Lehman Brothers Commercial Conduit Mortgage Trust, 0.954%, 2/18/2030 (i)	5,957	0
LoanCore Ltd., 2018-CRE1, “C”, FLR, 5.005% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	260,000	255,032
Man GLG US CLO 2018-2 Ltd., 2018-2A, “BR”, FLR, 5.101% (LIBOR - 3mo. + 2.45%), 10/15/2028	250,000	245,002
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	250,000	246,534
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	187,518	185,476
Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, FLR, 4.056% (LIBOR - 1mo. + 1.55%), 9/25/2023 (z)	269,000	269,178
Neuberger Berman CLO Ltd., 2016-21A, “CR”, FLR, 4.069% (LIBOR - 3mo. + 1.6%), 4/20/2027 (n)	250,000	235,496

7

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
NextGear Floorplan Master Owner Trust, 2017-2A, “B”, 3.02%, 10/17/2022 (n)	$212,000	$210,837
NextGear Floorplan Master Owner Trust, 2018-1A, “B”, 3.57%, 2/15/2023 (z)	200,000	200,159
Oaktree CLO Ltd., 2014-2A, “BR”, FLR, 5.019% (LIBOR - 3mo. + 2.55%), 10/20/2026 (n)	300,000	298,848
Parallel Ltd., 2015-1A, “DR”, FLR, 5.019% (LIBOR - 3mo. + 2.55%), 7/20/2027 (n)	250,000	235,469
Race Point CLO Ltd., 2013-8A, “CR”, FLR, 5.144% (LIBOR - 3mo. + 2.5%), 2/20/2030 (n)	300,000	289,565
Santander Drive Auto Receivables Trust, 2017-2, “C”, 2.79%, 8/15/2022	214,000	212,986
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	32,718	32,521
UBS Commercial Mortgage Trust 2017-C6, “A5”, 3.579%, 12/15/2050	250,000	247,565
UBS Commercial Mortgage Trust 2017-C7, “A4”, 3.679%, 12/15/2050	250,000	249,384
UBS Commercial Mortgage Trust 2017-C8, “A4”, 3.983%, 2/15/2051	250,000	254,923
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	251,247	248,880
Wells Fargo Commercial Mortgage Trust, 2017-C42, “A5”, 3.589%, 12/15/2050	250,000	248,445
Wells Fargo Commercial Mortgage Trust, 2017-RB1, “A4”, 3.374%, 3/15/2050	280,000	274,150
West CLO Ltd., 2014-1A, “CR”, FLR, 5.444% (LIBOR - 3mo. + 3%), 7/18/2026 (n)	260,000	252,480

		$11,695,293

Automotive – 0.3%
General Motors Co., 4.2%, 10/01/2027	$134,000	$120,844

Broadcasting – 0.3%
Time Warner, Inc., 3.8%, 2/15/2027	$125,000	$117,351

Brokerage & Asset Managers – 1.3%
Charles Schwab Corp., 3.2%, 1/25/2028	$228,000	$218,634
E*TRADE Financial Corp., 4.5%, 6/20/2028	292,000	287,917
Raymond James Financial, Inc., 4.95%, 7/15/2046	75,000	72,150

		$578,701

Building – 0.7%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$215,000	$217,582
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	115,000	104,910

		$322,492

Cable TV – 1.1%
Cox Communications, Inc., 3.5%, 8/15/2027 (n)	$200,000	$184,497
Time Warner Cable, Inc., 8.25%, 4/01/2019	150,000	151,683
Time Warner Cable, Inc., 4.5%, 9/15/2042	183,000	147,288

		$483,468

Issuer	Shares/Par		Value ($)
BONDS – continued
Chemicals – 0.4%
Sasol Chemicals (USA) LLC, 5.875%, 3/27/2024		$200,000	$199,565

Computer Software – 0.8%
Microsoft Corp., 3.125%, 11/03/2025		$133,000	$131,606
Microsoft Corp., 4.25%, 2/06/2047		205,000	215,516

			$347,122

Computer Software – Systems – 0.6%
Apple, Inc., 4.25%, 2/09/2047		$250,000	$249,487

Conglomerates – 0.9%
United Technologies Corp., 4.125%, 11/16/2028		$166,000	$164,832
United Technologies Corp., 4.05%, 5/04/2047		120,000	106,640
Wabtec Corp., 4.7%, 9/15/2028		132,000	123,871

			$395,343

Consumer Products – 1.4%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		$259,000	$260,652
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)		401,000	378,963

			$639,615

Consumer Services – 0.8%
Priceline Group, Inc., 3.55%, 3/15/2028		$242,000	$226,698
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2026 (n)		46,000	31,821
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2029 (n)		132,000	75,723
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2031 (n)		46,000	23,369

			$357,611

Emerging Market Quasi-Sovereign – 2.1%
Petrobras Global Finance B.V., 5.999%, 1/27/2028		$117,000	$110,157
PT Indonesia Asahan Aluminium (Persero), 5.71%, 11/15/2023 (n)		200,000	203,508
PT Indonesia Asahan Aluminium (Persero), 6.53%, 11/15/2028 (n)		200,000	209,775
REC Ltd., 5.25%, 11/13/2023 (n)		200,000	200,548
Southern Gas Corridor CJSC, 6.875%, 3/24/2026		200,000	216,008

			$939,996

Emerging Market Sovereign – 2.6%
Arab Republic of Egypt, 6.588%, 2/21/2028 (n)		$212,000	$189,010
Government of Ukraine, 7.75%, 9/01/2021		135,000	126,900
Government of Ukraine, 9.75%, 11/01/2028 (n)		200,000	187,416
Republic of Argentina, 5.875%, 1/11/2028		95,000	68,281
Republic of Philippines, 8%, 7/19/2031	PHP	5,375,000	110,044
Republic of Turkey, 7.375%, 2/05/2025		$243,000	250,363

8

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Emerging Market Sovereign – continued
Socialist Republic of Vietnam, 4.8%, 11/19/2024	$231,000	$232,833

		$1,164,847

Energy – Independent – 0.5%
Canadian Oil Sands Co., 7.75%, 5/15/2019 (n)	$126,000	$127,828
Canadian Oil Sands Co., 4.5%, 4/01/2022 (n)	118,000	118,430

		$246,258

Energy – Integrated – 0.9%
Eni S.p.A., 4%, 9/12/2023 (n)	$200,000	$196,920
Shell International Finance B.V., 2.875%, 5/10/2026	225,000	215,591

		$412,511

Food & Beverages – 2.0%
Anheuser Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	$125,491	$108,517
Conagra Brands, Inc., 4.6%, 11/01/2025	282,000	283,020
Constellation Brands, Inc., 4.4%, 11/15/2025	315,000	315,766
General Mills, Inc., 4.55%, 4/17/2038	62,000	57,586
Kraft Foods Group, Inc., 5%, 6/04/2042	62,000	55,509
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	81,000	81,212

		$901,610

Insurance – 0.9%
American International Group, Inc., 3.9%, 4/01/2026	$294,000	$283,246
American International Group, Inc., 4.7%, 7/10/2035	59,000	56,096
American International Group, Inc., 4.5%, 7/16/2044	53,000	47,324

		$386,666

Insurance – Health – 0.4%
UnitedHealth Group, Inc., 3.75%, 10/15/2047	$220,000	$201,640

Insurance – Property & Casualty – 1.2%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$310,000	$305,739
Marsh & McLennan Cos., Inc., 4.2%, 3/01/2048	277,000	251,943

		$557,682

International Market Quasi-Sovereign – 0.6%
Dexia Credit Local S.A., 2.25%, 2/18/2020 (n)	$270,000	$268,378

Machinery & Tools – 0.3%
CNH Industrial Capital LLC, 3.85%, 11/15/2027	$145,000	$131,963

Major Banks – 7.3%
Bank of America Corp., 2.151%, 11/09/2020	$100,000	$98,187
Bank of America Corp., 4.125%, 1/22/2024	75,000	76,017
Bank of America Corp., 3.248%, 10/21/2027	656,000	606,634
Bank of America Corp., 4.271% to 7/23/2028, FLR (LIBOR - 3mo. + 1.31%) to 7/23/2029	136,000	135,444

Issuer	Shares/Par	Value ($)
BONDS – continued
Major Banks – continued
Bank of New York Mellon Corp., 3.5%, 4/28/2023	$329,000	$329,968
Credit Suisse Group AG, 3.869%, 1/12/2029 (n)	250,000	232,714
ING Bank N.V., 5.8%, 9/25/2023 (n)	322,000	336,317
JPMorgan Chase & Co., 3.125%, 1/23/2025	220,000	209,685
JPMorgan Chase & Co., 3.882% to 7/24/2037, FLR (LIBOR - 3mo. + 1.36%) to 7/24/2038	269,000	245,087
Morgan Stanley, 3.7%, 10/23/2024	277,000	272,378
Morgan Stanley, 3.625%, 1/20/2027	317,000	301,438
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	415,000	409,426

		$3,253,295

Medical & Health Technology & Services – 0.7%
Becton, Dickinson and Co., 3.734%, 12/15/2024	$318,000	$307,162

Medical Equipment – 0.7%
Abbott Laboratories, 4.75%, 11/30/2036	$305,000	$318,470

Metals & Mining – 0.9%
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	$164,000	$161,046
Glencore Funding LLC, 4%, 4/16/2025 (n)	84,000	79,078
Glencore Funding LLC, 3.875%, 10/27/2027 (n)	167,000	149,295

		$389,419

Midstream – 0.7%
MPLX LP, 4%, 3/15/2028	$315,000	$295,408

Mortgage-Backed – 0.6%
Fannie Mae, 5.5%, 3/01/2020 - 9/01/2034	$12,712	$13,569
Fannie Mae, 6.5%, 4/01/2032	19,209	21,238
Freddie Mac, 4.224%, 3/25/2020	234,148	237,053

		$271,860

Municipals – 0.7%
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	$350,000	$299,544

Network & Telecom – 0.6%
AT&T, Inc., 5.45%, 3/01/2047	$286,000	$279,686

Other Banks & Diversified Financials – 0.7%
Compass Bank, 2.875%, 6/29/2022	$250,000	$239,544
JSC Kazkommertsbank, 5.5%, 12/21/2022	99,000	97,018

		$336,562

Pharmaceuticals – 0.4%
Actavis Funding SCS, 3.8%, 3/15/2025	$179,000	$174,819

Supranational – 0.8%
Corporacion Andina de Fomento, 4.375%, 6/15/2022	$340,000	$351,883

9

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Telecommunications – Wireless – 1.0%
American Tower Corp., REIT, 3.55%, 7/15/2027	$358,000	$336,034
American Tower Corp., REIT, 3.6%, 1/15/2028	125,000	116,861

		$452,895

Tobacco – 0.8%
B.A.T. Capital Corp., 3.557%, 8/15/2027	$384,000	$341,087

Transportation – Services – 0.6%
ERAC USA Finance LLC, 3.8%, 11/01/2025 (n)	$267,000	$261,877

U.S. Government Agencies and Equivalents – 0.2%
Small Business Administration, 6.35%, 4/01/2021	$1,741	$1,780
Small Business Administration, 4.77%, 4/01/2024	20,085	20,666
Small Business Administration, 4.99%, 9/01/2024	15,439	15,971
Small Business Administration, 4.86%, 1/01/2025	21,183	21,838
Small Business Administration, 4.625%, 2/01/2025	27,571	28,325
Small Business Administration, 5.11%, 8/01/2025	21,334	22,054

		$110,634

U.S. Treasury Obligations – 13.4%
U.S. Treasury Bonds, 4.75%, 2/15/2037	$54,000	$68,891
U.S. Treasury Bonds, 3.5%, 2/15/2039	326,000	357,062
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	1,669,000	1,515,371
U.S. Treasury Notes, 2.875%, 10/31/2020	529,000	532,219

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 1.75%, 11/30/2021	$1,110,000	$1,087,563
U.S. Treasury Notes, 1.75%, 2/28/2022 (f)	2,478,000	2,423,922

		$5,985,028

Utilities – Electric Power – 1.0%
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	$280,000	$247,137
Enel Finance International N.V., 4.875%, 6/14/2029 (n)	200,000	190,907

		$438,044

Total Bonds (Identified Cost, $35,595,279)		$34,586,116

COMMON STOCKS – 0.0%
Energy – Independent – 0.0%
Frontera Energy Corp. (a) (Identified Cost, $106,984)	1,188	$11,573

INVESTMENT COMPANIES (h) – 17.2%
Bond Funds – 13.9%
MFS High Yield Pooled Portfolio (v)	725,387	$6,231,072

Money Market Funds – 3.3%
MFS Institutional Money Market Portfolio, 2.4% (v)	1,455,646	$1,455,501

Total Investment Companies (Identified Cost, $8,974,737)		$7,686,573

OTHER ASSETS, LESS LIABILITIES – 5.5%		2,440,503

NET ASSETS – 100.0%		$44,724,765

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $7,686,573 and $34,597,689, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $8,356,351, representing 18.7% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value

Allegro CLO Ltd., 2014-1RA, “C”, FLR, 5.152% (LIBOR - 3mo. + 3%), 10/21/2028	8/22/18	$250,000	$235,159

Arbor Realty CLO Ltd., 2018-A, “FL-1”, FLR, 3.605% (LIBOR - 1mo. + 1.15%), 6/15/2028	5/23/18	260,000	255,804

Bancorp Commercial Mortgage Trust 2018-CRE4, “D”, FLR, 4.555% (LIBOR - 1mo. + 2.1%), 9/15/2035	9/17/18	200,000	200,029

Bancorp Commercial Mortgage Trust, 2018-CR3, “D”, FLR, 5.155% (LIBOR - 1mo. + 2.7%), 1/15/2033	3/13/18	248,157	246,143

Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.105% (LIBOR - 1mo. + 1.6%), 12/28/2040	3/01/06	152,924	141,244

BDS Ltd., 2018-FL2, “C”, FLR, 4.305% (LIBOR - 1mo. + 1.85%), 8/15/2035	7/25/18	200,000	193,077

10

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value

Business Jet Securities LLC, 2018-1, “C”, 7.748%, 2/15/2033	2/21/18	$91,718	$94,363

Cutwater Ltd., 2015-IA, “BR”, FLR, 4.236% (LIBOR - 3mo. + 1.8%), 1/15/2029	8/15/18	250,000	249,209

Exantas Capital Corp. CLO Ltd., 2018-RS06, “B”, FLR, 3.605% (LIBOR - 1mo. + 1.15%), 6/15/2035	6/07/18	260,000	254,768

Falcon Franchise Loan LLC, 8.047%, 1/05/2023	1/18/02	272	272

Figueroa CLO Ltd., 2014-1A, “DR”, FLR, 5.686% (LIBOR - 3mo. + 3.25%), 1/15/2027	1/28/18	250,000	239,599

GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63%, 7/15/2022	8/15/17	259,955	257,257

Hunt CRE Ltd., 2018-FL2, “D”, FLR, 5.205% (LIBOR - 1mo. + 2.75%), 8/15/2028	8/03/18	200,000	198,338

Invitation Homes Trust, 2018-SFR1, “C”, FLR, 3.705% (LIBOR - 1mo. + 1.25%), 3/17/2037	1/26/18	130,000	128,555

KKR Real Estate Financial Trust Inc Ltd., 2018-FL1, “D”, FLR, 4.852% (LIBOR - 1mo. + 2.55%), 6/15/2036	11/07/18	205,000	204,995

Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, FLR, 4.056% (LIBOR - 1mo. + 1.55%), 9/25/2023	9/17/18	269,000	269,178

NextGear Floorplan Master Owner Trust, 2018-1A, “B”, 3.57%, 2/15/2023	3/06/18	199,985	200,159

Total Restricted Securities			$3,368,149

% of Net assets			7.5%

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal

CDO	Collateralized Debt Obligation

CJSC	Closed Joint Stock Company

CLO	Collateralized Loan Obligation

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

JSC	Joint Stock Company

LIBOR	London Interbank Offered Rate

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

JPY	Japanese Yen

MXN	Mexican Peso

PHP	Philippine Peso

TRY	Turkish Lira

Derivative Contracts at 12/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
TRY	642,000	USD	108,974	Deutsche Bank AG	1/11/2019	$11,728
USD	2,241	EUR	1,918	Goldman Sachs International	1/11/2019	42

						$11,770

Liability Derivatives
MXN	21	USD	1	Goldman Sachs International	1/11/2019	$(0)
USD	465,388	JPY	52,012,792	State Street Bank Corp.	1/15/2019	(9,466)
USD	450,361	JPY	51,000,000	Goldman Sachs International	1/07/2019	(14,946)
USD	442,011	JPY	50,005,450	Goldman Sachs International	1/11/2019	(14,370)
USD	906,850	JPY	101,600,000	Goldman Sachs International	1/22/2019	(21,226)
USD	113,075	PHP	6,006,000	JPMorgan Chase Bank N.A.	2/19/2019	(647)

						$(60,655)

11

MFS Strategic Income Portfolio

Portfolio of Investments – continued

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Long	USD	11	$1,606,000	March - 2019	$74,553
U.S. Treasury Note 2 yr	Long	USD	31	6,581,687	March - 2019	42,922
U.S. Treasury Ultra Bond 30 yr	Long	USD	11	1,767,219	March - 2019	92,858

						$210,333

Liability Derivatives
Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Short	USD	28	$3,642,187	March - 2019	$(117,133)

Cleared Swap Agreements

Maturity Date	Notional Amount		Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives

Credit Default Swaps
12/20/23	USD	690,000	centrally cleared	(1)	5% / Quarterly	$(6,583)	$(8,575)	$(15,158)

Uncleared Swap Agreements

Maturity Date	Notional Amount		Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives

Credit Default Swaps
11/18/54	USD	900,000	Morgan Stanley	(2)	0.5% / Quarterly	$(321)	$17,527	$17,206

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by a reference obligation specified in the Markit CDX North America High Yield Index.

(2)	Fund, as protection buyer, to receive notional amount upon a defined credit event by a reference obligation specified in the Markit CMBX AAA Index.

At December 31, 2018, the fund had liquid securities with an aggregate value of $79,910 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

12

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $35,702,263)	$34,597,689
Investments in affiliated issuers, at value (identified cost, $8,974,737)	7,686,573
Cash	26,298
Foreign currency, at value (identified cost, $2,278,319)	2,322,740
Receivables for
Forward foreign currency exchange contracts	11,770
Net daily variation margin on open futures contracts	2,936
Investments sold	21,497
Interest	278,867
Uncleared swaps, at value (net unamortized premiums paid, $17,527)	17,206
Receivable from investment adviser	7,273
Other assets	586
Total assets	$44,973,435

Liabilities
Payables for
Net daily variation margin on open cleared swap agreements	$1,044
Forward foreign currency exchange contracts	60,655
Due to broker for swap premium	17,533
Fund shares reacquired	111,496
Payable to affiliates
Shareholder servicing costs	103
Distribution and/or service fees	181
Payable for independent Trustees’ compensation	20
Accrued expenses and other liabilities	57,638
Total liabilities	$248,670
Net assets	$44,724,765

Net assets consist of
Paid-in capital	$46,781,636
Total distributable earnings (loss)	(2,056,871)
Net assets	$44,724,765
Shares of beneficial interest outstanding	4,835,638

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$38,111,036	4,115,651	$9.26
Service Class	6,613,729	719,987	9.19

See Notes to Financial Statements

13

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Interest	$1,429,393
Dividends from affiliated issuers	542,494
Other	168
Income on securities loaned	2
Foreign taxes withheld	(1,604)
Total investment income	$1,970,453
Expenses
Management fee	$326,563
Distribution and/or service fees	16,749
Shareholder servicing costs	11,504
Administrative services fee	17,500
Independent Trustees’ compensation	940
Custodian fee	10,493
Shareholder communications	12,070
Audit and tax fees	77,936
Legal fees	1,034
Miscellaneous	24,287
Total expenses	$499,076
Reduction of expenses by investment adviser	(108,499)
Net expenses	$390,577
Net investment income (loss)	$1,579,876

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(545,136)
Affiliated issuers	(411,187)
Futures contracts	(49,036)
Swap agreements	449
Forward foreign currency exchange contracts	838
Foreign currency	(1,537)
Net realized gain (loss)	$(1,005,609)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(1,332,277)
Affiliated issuers	(305,791)
Futures contracts	92,062
Swap agreements	(6,904)
Forward foreign currency exchange contracts	(48,332)
Translation of assets and liabilities in foreign currencies	44,437
Net unrealized gain (loss)	$(1,556,805)
Net realized and unrealized gain (loss)	$(2,562,414)
Change in net assets from operations	$(982,538)

See Notes to Financial Statements

14

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$1,579,876	$1,730,642
Net realized gain (loss)	(1,005,609)	620,201
Net unrealized gain (loss)	(1,556,805)	746,622
Change in net assets from operations	$(982,538)	$3,097,465
Total distributions to shareholders (a)	$(1,829,013)	$(2,356,097)
Change in net assets from fund share transactions	$(2,160,371)	$(4,011,928)
Total change in net assets	$(4,971,922)	$(3,270,560)

Net assets
At beginning of period	49,696,687	52,967,247
At end of period (b)	$44,724,765	$49,696,687

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income were $2,356,097.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $1,795,137.

See Notes to Financial Statements

15

MFS Strategic Income Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$9.84	$9.71	$9.25		$10.01	$10.01

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.34	$0.40	(c)	$0.37	$0.41
Net realized and unrealized gain (loss)	(0.52)	0.26	0.37		(0.55)	(0.08)
Total from investment operations	$(0.19)	$0.60	$0.77		$(0.18)	$0.33

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.47)	$(0.31)		$(0.58)	$(0.33)
Net asset value, end of period (x)	$9.26	$9.84	$9.71		$9.25	$10.01
Total return (%) (k)(r)(s)(x)	(1.99)	6.24	8.24	(c)	(1.85)	3.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.03	1.02	0.89	(c)	0.96	0.94
Expenses after expense reductions (f)(h)	0.80	0.80	0.71	(c)	0.80	0.80
Net investment income (loss)	3.42	3.39	4.09	(c)	3.74	4.05
Portfolio turnover	59	72	21		31	21
Net assets at end of period (000 omitted)	$38,111	$42,409	$44,191		$47,422	$59,824

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$9.75	$9.63	$9.17		$9.92	$9.93

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.31	$0.37	(c)	$0.34	$0.39
Net realized and unrealized gain (loss)	(0.50)	0.25	0.37		(0.54)	(0.09)
Total from investment operations	$(0.20)	$0.56	$0.74		$(0.20)	$0.30

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.44)	$(0.28)		$(0.55)	$(0.31)
Net asset value, end of period (x)	$9.19	$9.75	$9.63		$9.17	$9.92
Total return (%) (k)(r)(s)(x)	(2.11)	5.88	8.00	(c)	(2.06)	2.99

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.28	1.27	1.14	(c)	1.21	1.19
Expenses after expense reductions (f)(h)	1.05	1.05	0.97	(c)	1.05	1.05
Net investment income (loss)	3.17	3.16	3.83	(c)	3.49	3.80
Portfolio turnover	59	72	21		31	21
Net assets at end of period (000 omitted)	$6,614	$7,287	$8,776		$9,548	$10,719
See Notes to Financial Statements

16

MFS Strategic Income Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

17

MFS Strategic Income Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting

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MFS Strategic Income Portfolio

Notes to Financial Statements – continued

agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own

19

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$11,573	$—	$—	$11,573
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	6,095,662	—	6,095,662
Non-U.S. Sovereign Debt	—	2,725,104	—	2,725,104
Municipal Bonds	—	299,544	—	299,544
U.S. Corporate Bonds	—	9,318,976	—	9,318,976
Residential Mortgage-Backed Securities	—	400,414	—	400,414
Commercial Mortgage-Backed Securities	—	5,487,772	—	5,487,772
Asset-Backed Securities (including CDOs)	—	6,078,967	—	6,078,967
Foreign Bonds	—	4,179,677	—	4,179,677
Mutual Funds	7,686,573	—	—	7,686,573
Total	$7,698,146	$34,586,116	$—	$42,284,262

Other Financial Instruments
Futures Contracts – Assets	$210,333	$—	$—	$210,333
Futures Contracts – Liabilities	(117,133)	—	—	(117,133)
Forward Foreign Currency Exchange Contracts – Assets	—	11,770	—	11,770
Forward Foreign Currency Exchange Contracts – Liabilities	—	(60,655)	—	(60,655)
Swap Agreements – Assets	—	17,206	—	17,206
Swap Agreements – Liabilities	—	(15,158)	—	(15,158)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$210,333	$(117,133)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	11,770	(60,655)
Credit	Credit Default Swaps	17,206	(15,158)
Total		$239,309	$(192,946)

(a)

Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund’s Statement of Assets and Liabilities.

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MFS Strategic Income Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(49,036)	$—	$—	$(27,848)
Foreign Exchange	—	—	838	—
Credit	—	449	—	—
Total	$(49,036)	$449	$838	$(27,848)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$92,062	$—	$—
Foreign Exchange	—	—	(48,332)
Credit	—	(6,904)	—
Total	$92,062	$(6,904)	$(48,332)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

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Notes to Financial Statements – continued

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Amounts paid or received at the inception of uncleared swap agreements are presented parenthetically as premiums paid or received and reflected in the value of the uncleared swap in the Statement of Assets and Liabilities. Those premiums are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The value of the uncleared swap agreements, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities as “Uncleared swaps, at value”. The daily change in the value of uncleared swaps, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. For cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities and reflected in unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

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MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At December 31, 2018, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, there were no securities on loan or collateral outstanding.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

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MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$1,829,013	$2,356,097

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$45,108,126
Gross appreciation	145,738
Gross depreciation	(2,923,239)
Net unrealized appreciation (depreciation)	$(2,777,501)

Undistributed ordinary income	1,557,309
Capital loss carryforwards	(881,148)
Other temporary differences	44,469

As of December 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(330,666)
Long-Term	(550,482)
Total	$(881,148)

24

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$1,585,207	$1,994,249
Service Class	243,806	361,848
Total	$1,829,013	$2,356,097

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.70%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $4,443, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses do not exceed 0.80% of average daily net assets for the Initial Class shares and 1.05% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, this reduction amounted to $104,056, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $10,896, which equated to 0.0234% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $608.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0375% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

25

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $80 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$5,140,932	$7,686,975
Non-U.S. Government securities	$21,673,782	$24,055,730

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	273,324	$2,588,388	288,818	$2,862,544
Service Class	93,876	876,047	92,548	906,325
	367,200	$3,464,435	381,366	$3,768,869

Shares issued to shareholders in reinvestment of distributions
Initial Class	170,087	$1,585,207	204,329	$1,994,249
Service Class	26,357	243,806	37,342	361,848
	196,444	$1,829,013	241,671	$2,356,097

Shares reacquired
Initial Class	(639,667)	$(6,059,623)	(730,440)	$(7,253,077)
Service Class	(147,390)	(1,394,196)	(293,752)	(2,883,817)
	(787,057)	$(7,453,819)	(1,024,192)	$(10,136,894)

Net change
Initial Class	(196,256)	$(1,886,028)	(237,293)	$(2,396,284)
Service Class	(27,157)	(274,343)	(163,862)	(1,615,644)
	(223,413)	$(2,160,371)	(401,155)	$(4,011,928)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $268 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

26

MFS Strategic Income Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS High Yield Pooled Portfolio		1,144,373	111,173	(530,159)	725,387

MFS Institutional Money Market Portfolio		1,509,122	19,948,296	(20,001,772)	1,455,646

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS High Yield Pooled Portfolio	$(410,613)	$(305,809)	$—	$528,647	$6,231,072

MFS Institutional Money Market Portfolio	(574)	18	—	13,847	1,455,501

	$(411,187)	$(305,791)	$—	$542,494	$7,686,573

(8)	Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $190,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

27

MFS Strategic Income Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Strategic Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

28

MFS Strategic Income Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

29

MFS Strategic Income Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

30

MFS Strategic Income Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Neeraj Arora Philipp Burgener David Cole Alexander Mackey Joshua Marston Robert Persons Michael Skatrud

31

MFS Strategic Income Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS Strategic Income Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

33

MFS Strategic Income Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

34

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

35

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

36

Annual Report

December 31, 2018

MFS® Technology Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

TKS-ANN

MFS® Technology Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Technology Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	10.1%
Amazon.com, Inc.	6.9%
Facebook, Inc., “A”	6.1%
Microsoft Corp.	5.4%
Visa, Inc., “A”	4.6%
Salesforce.com, Inc.	4.5%
Adobe Systems, Inc.	4.1%
Mastercard, Inc., “A”	3.8%
Microchip Technology, Inc.	3.2%
Apple, Inc.	2.5%

Top five industries
Business Services	19.8%
Internet	19.5%
Computer Software	18.3%
Other Banks & Diversified Financials	8.4%
Computer Software – Systems	8.4%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Technology Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Technology Portfolio (“fund”) provided a total return of 1.73%, while Service Class shares of the fund provided a total return of 1.52%. These compare with a return of –4.38% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 2.88% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Detractors from Performance

Stock selection in the business services industry detracted from performance relative to the Standard & Poor’s North American Technology Sector Index. Here, the fund’s overweight position in information technology company DXC Technology held back relative returns. Shares of DXC Technology declined after the company missed, and lowered, revenue expectations, driven by execution challenges in its Digital business and foreign exchange headwinds.

The fund’s overweight allocation to the internet industry also hurt relative performance. Within this industry, the fund’s overweight position in social media giant Facebook detracted from relative returns as the company’s stock price trended downward on lower-than-expected revenues. Facebook expected further revenue deceleration as data privacy initiatives continued to put pressure on pricing growth. In addition, there appeared to have been negative investor sentiment following the Cambridge Analytica data privacy scandal, which further weighed on the stock’s price. The fund’s holdings of Chinese online and mobile retailer Alibaba Group Holding (b) (China) were also among its top relative detractors during the reporting period.

An underweight allocation to the specialty store industry weakened relative performance. The fund’s holdings of internet retailer Amazon.com hurt relative results as the company’s share price declined over the reporting period. The firm announced it would be raising the minimum wage of all US workers to $15 an hour, a move that appeared to have fueled concerns among some investors about declining future profit margins. Additionally, the company reported mixed earnings results that saw greater-than-expected profit margins, primarily driven by Amazon Web Services, but lower-than-expected sales results as retail sales growth was limited.

Elsewhere, the fund’s overweight holdings of broadband communications and networking services provider Broadcom (h), information technology services provider Presidio and semiconductor manufacturer Microchip Technology dampened relative performance. An underweight position in software giant Microsoft, not owning shares of network equipment company Cisco Systems and the fund’s short position in IT management software and solutions provider CA Technologies (h), further held back relative returns.

3

MFS Technology Portfolio

Management Review – continued

Contributors to Performance

Stock selection within the computer software industry was a primary contributor to relative performance. Within this industry, the fund’s overweight position in customer information software manager Salesforce.com, software company Adobe Systems, open source infrastructure and integration software provider MuleSoft (h) and communication and collaboration solutions provider RingCentral bolstered relative returns. Shares of RingCentral appreciated during the reporting period after the company reported strong financial results, well ahead of consensus, primarily due to an increase in software subscription revenues. The company also raised its full-year subscription revenue guidance figures towards the higher end of the range, which further benefited the stock.

A combination of security selection and an underweight allocation to the computer systems industry also aided relative performance. Here, the fund’s underweight position in poor-performing diversified technology products and services company International Business Machines (IBM) (h) contributed to relative returns. The stock price of IBM declined as the company reported earnings per share results that were below consensus estimates. The underperformance, relative to the forecast, was driven by weaker-than-expected growth in the company’s cognitive unit. Underweighting computer and personal electronics maker Apple also helped the fund’s relative returns as the company’s shares came under pressure following softer-than-anticipated iPhone demand, lower revenue from its Services segment and a potential new 10% tariff on iPhones, imposed by the US administration. The timing of the fund’s ownership in shares of security risk intelligence solutions provider Rapid7 further boosted relative performance.

Elsewhere, the fund’s underweight position in computer graphics processors maker NVIDIA (h) helped relative performance. The fund’s position in shares of internet video streaming services provider iQIYI (b)(h) (China), and an overweight position in internet TV show and movie subscription services provider Netflix, also benefited relative returns.

Respectfully,

Portfolio Manager(s)

Matthew Sabel

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Technology Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/16/00	1.73%	13.51%	20.20%
Service Class	8/24/01	1.52%	13.24%	19.90%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		(4.38)%	8.49%	13.12%
Standard & Poor’s North American Technology Sector Index (f)		2.88%	15.32%	19.14%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Technology Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.99%	$1,000.00	$872.13	$4.67
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
Service Class	Actual	1.17%	$1,000.00	$871.13	$5.52
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.08% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Technology Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 97.8%
Aerospace – 3.0%
CACI International, Inc., “A” (a)	941	$135,532
FLIR Systems, Inc.	9,644	419,900
Harris Corp.	4,726	636,356
Northrop Grumman Corp.	2,131	521,882

		$1,713,670

Biotechnology – 1.4%
Bio-Techne Corp.	3,461	$500,876
Illumina, Inc. (a)	1,011	303,229

		$804,105

Broadcasting – 0.3%
Netflix, Inc. (a)	538	$144,001

Brokerage & Asset Managers – 1.0%
NASDAQ, Inc.	7,226	$589,425

Business Services – 19.8%
Cognizant Technology Solutions Corp., “A”	11,239	$713,452
Dropbox, Inc. (a)	13,308	271,882
DXC Technology Co.	25,959	1,380,240
Endava PLC, ADR (a)	17,143	415,546
EVO Payments, Inc., “A” (a)	12,592	310,645
Fidelity National Information Services, Inc.	9,802	1,005,195
First Data Corp. (a)	17,828	301,472
Fiserv, Inc. (a)	15,327	1,126,381
FleetCor Technologies, Inc. (a)	3,228	599,504
Global Payments, Inc.	10,833	1,117,207
Grand Canyon Education, Inc. (a)	5,636	541,845
PayPal Holdings, Inc. (a)	16,001	1,345,524
Total System Services, Inc.	12,847	1,044,333
TransUnion	9,618	546,302
Verisk Analytics, Inc., “A” (a)	4,121	449,354

		$11,168,882

Computer Software – 18.3%
2U, Inc. (a)	521	$25,904
Adobe Systems, Inc. (a)	10,149	2,296,110
Autodesk, Inc. (a)	6,018	773,975
Eventbrite, Inc. (a)	10,801	300,376
Microsoft Corp.	30,193	3,066,703
PTC, Inc. (a)	6,163	510,913
RingCentral, Inc. (a)	5,048	416,157
Salesforce.com, Inc. (a)	18,705	2,562,024
Zendesk, Inc. (a)	6,028	351,854

		$10,304,016

Computer Software – Systems – 8.4%
Apple, Inc.	9,010	$1,421,237
Constellation Software, Inc.	843	539,602
EPAM Systems, Inc. (a)	3,462	401,627
HubSpot, Inc. (a)	2,714	341,231
New Relic, Inc. (a)	3,788	306,714
Pluralsight, Inc., “A” (a)	13,510	318,161

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – continued
Presidio, Inc.	42,487	$554,455
Rapid7, Inc. (a)	7,148	222,732
ServiceNow, Inc. (a)	3,421	609,109

		$4,714,868

Electrical Equipment – 2.4%
Amphenol Corp., “A”	7,577	$613,889
TE Connectivity Ltd.	9,762	738,300

		$1,352,189

Electronics – 4.7%
Applied Materials, Inc.	23,332	$763,890
Microchip Technology, Inc.	24,747	1,779,804
Silicon Laboratories, Inc. (a)	378	29,790
VICOR Corp. (a)	2,106	79,586

		$2,653,070

Internet – 19.5%
Alibaba Group Holding Ltd., ADR (a)	2,515	$344,731
Alphabet, Inc., “A” (a)(s)	5,455	5,700,257
Facebook, Inc., “A” (a)	26,042	3,413,846
Farfetch Ltd., “A” (a)	12,781	226,351
Godaddy, Inc. (a)	10,724	703,709
Spotify Technology S.A. (a)	1,966	223,141
Wix.com Ltd. (a)	3,848	347,628

		$10,959,663

Leisure & Toys – 2.2%
Activision Blizzard, Inc.	10,348	$481,906
Electronic Arts, Inc. (a)	9,387	740,728

		$1,222,634

Medical & Health Technology & Services – 0.4%
Guardant Health, Inc. (a)	6,615	$248,658

Medical Equipment – 0.2%
Senseonics Holdings, Inc. (a)(l)	39,215	$101,567

Other Banks & Diversified Financials – 8.4%
Mastercard, Inc., “A”	11,365	$2,144,007
Visa, Inc., “A”	19,628	2,589,719

		$4,733,726

Printing & Publishing – 0.9%
IHS Markit Ltd. (a)	10,921	$523,880

Specialty Stores – 6.9%
Amazon.com, Inc. (a)(s)	2,582	$3,878,086

Total Common Stocks (Identified Cost, $49,815,611)		$55,112,440

7

MFS Technology Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 2.0%
Money Market Funds – 2.0%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $1,116,606)	1,116,717	$1,116,606

COLLATERAL FOR SECURITIES LOANED – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.29% (j) (Identified Cost, $25,784)	25,784	$25,784

OTHER ASSETS, LESS LIABILITIES – 0.1%		72,741

NET ASSETS – 100.0%		$56,327,571

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,116,606 and $55,138,224, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At December 31, 2018, the fund had no short sales outstanding.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

At December 31, 2018, the fund had cash collateral of $163,078 and other liquid securities with an aggregate value of $395,498 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

8

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value, including $28,803 of securities on loan (identified cost, $49,841,395)	$55,138,224
Investments in affiliated issuers, at value (identified cost, $1,116,606)	1,116,606
Deposits with brokers for
Securities sold short	163,078
Receivables for
Fund shares sold	11,529
Interest and dividends	10,625
Other assets	1,090
Total assets	$56,441,152

Liabilities
Payables for
Fund shares reacquired	$19,150
Collateral for securities loaned, at value (c)	25,784
Payable to affiliates
Investment adviser	4,744
Shareholder servicing costs	19
Distribution and/or service fees	1,070
Payable for independent Trustees’ compensation	48
Accrued expenses and other liabilities	62,766
Total liabilities	$113,581
Net assets	$56,327,571

Net assets consist of
Paid-in capital	$44,468,101
Total distributable earnings (loss)	11,859,470
Net assets	$56,327,571
Shares of beneficial interest outstanding	3,371,511

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$17,056,024	983,359	$17.34
Service Class	39,271,547	2,388,152	16.44

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

9

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$1,064,862
Dividends from affiliated issuers	75,175
Other	71,501
Income on securities loaned	22,038
Foreign taxes withheld	(1,722)
Total investment income	$1,231,854
Expenses
Management fee	$1,730,046
Distribution and/or service fees	511,483
Shareholder servicing costs	9,630
Administrative services fee	43,642
Independent Trustees’ compensation	7,189
Custodian fee	21,066
Shareholder communications	32,919
Audit and tax fees	56,070
Legal fees	2,596
Dividend and interest expense on securities sold short	167,250
Miscellaneous	26,825
Total expenses	$2,608,716
Reduction of expenses by investment adviser	(21,868)
Net expenses	$2,586,848
Net investment income (loss)	$(1,354,994)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$109,499,236
Affiliated issuers	(69)
Securities sold short	(1,144,257)
Foreign currency	17
Net realized gain (loss)	$108,354,927
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(82,709,399)
Securities sold short	(11,654)
Net unrealized gain (loss)	$(82,721,053)
Net realized and unrealized gain (loss)	$25,633,874
Change in net assets from operations	$24,278,880

See Notes to Financial Statements

10

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$(1,354,994)	$(967,974)
Net realized gain (loss)	108,354,927	11,114,663
Net unrealized gain (loss)	(82,721,053)	48,774,621
Change in net assets from operations	$24,278,880	$58,921,310
Total distributions to shareholders (a)	$(15,602,152)	$(4,319,221)
Change in net assets from fund share transactions	$(183,617,707)	$34,910,824
Total change in net assets	$(174,940,979)	$89,512,913

Net assets
At beginning of period	231,268,550	141,755,637
At end of period	$56,327,571	$231,268,550

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net realized gain were $4,319,221.

See Notes to Financial Statements

11

MFS Technology Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$17.96	$13.19	$12.45		$11.63	$10.71

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.05)	$(0.01	)(c)	$(0.03)	$(0.02)
Net realized and unrealized gain (loss)	0.58	5.16	1.10		1.22	1.16
Total from investment operations	$0.51	$5.11	$1.09		$1.19	$1.14

Less distributions declared to shareholders
From net realized gain	$(1.13)	$(0.34)	$(0.35)		$(0.37)	$(0.22)
Net asset value, end of period (x)	$17.34	$17.96	$13.19		$12.45	$11.63
Total return (%) (k)(r)(s)(x)	1.73	39.00	8.69	(c)	10.75	10.71

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.88	0.85	(c)	0.91	0.94
Expenses after expense reductions (f)	0.93	0.88	0.85	(c)	0.91	0.93
Net investment income (loss)	(0.38)	(0.29)	(0.10	)(c)	(0.22)	(0.20)
Portfolio turnover	39	31	36		45	35
Net assets at end of period (000 omitted)	$17,056	$27,659	$15,195		$15,588	$16,062

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	0.85	0.85	0.82	(c)	0.89	0.91

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$17.11	$12.61	$11.95		$11.20	$10.35

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$(0.08)	$(0.04	)(c)	$(0.05)	$(0.05)
Net realized and unrealized gain (loss)	0.58	4.92	1.05		1.17	1.12
Total from investment operations	$0.46	$4.84	$1.01		$1.12	$1.07

Less distributions declared to shareholders
From net realized gain	$(1.13)	$(0.34)	$(0.35)		$(0.37)	$(0.22)
Net asset value, end of period (x)	$16.44	$17.11	$12.61		$11.95	$11.20
Total return (%) (k)(r)(s)(x)	1.52	38.65	8.39	(c)	10.53	10.40

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.14	1.10	(c)	1.16	1.19
Expenses after expense reductions (f)	1.15	1.13	1.10	(c)	1.16	1.18
Net investment income (loss)	(0.61)	(0.53)	(0.35	)(c)	(0.47)	(0.45)
Portfolio turnover	39	31	36		45	35
Net assets at end of period (000 omitted)	$39,272	$203,610	$126,561		$106,002	$81,693

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses (f)	1.07	1.10	1.06	(c)	1.14	1.16

See Notes to Financial Statements

12

MFS Technology Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Technology Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. The value of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the

14

MFS Technology Portfolio

Notes to Financial Statements – continued

adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$55,112,440	$—	$—	$55,112,440
Mutual Funds	1,142,390	—	—	1,142,390
Total	$56,254,830	$—	$—	$56,254,830

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2018, this expense amounted to $167,250. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At December 31, 2018, the fund had no short sales outstanding.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined

15

MFS Technology Portfolio

Notes to Financial Statements – continued

at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $28,803. The fair value of the fund’s investment securities on loan and a related liability of $25,784 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $4,802 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, straddle loss deferrals, and redemptions in-kind.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$3,607,065	$829,123
Long-term capital gains	11,995,087	3,490,098
Total distributions	$15,602,152	$4,319,221

16

MFS Technology Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$51,351,449
Gross appreciation	9,480,563
Gross depreciation	(4,577,182)
Net unrealized appreciation (depreciation)	$4,903,381

Undistributed ordinary income	96,810
Undistributed long-term capital gain	6,859,279

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain

	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$1,094,630	$498,246
Service Class	14,507,522	3,820,975
Total	$15,602,152	$4,319,221

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $21,868, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $9,326, which equated to 0.0040% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $304.

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MFS Technology Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0189% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $393 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in sale transactions pursuant to this policy, which amounted to $94,766. The sales transactions resulted in net realized gains (losses) of $(9,250).

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to December 31, 2018, this reimbursement amounted to $18,882, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than in-kind transactions, short sales, and short-term obligations, aggregated $88,842,322 and $84,647,364, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	93,157	$1,884,589	570,136	$9,085,607
Service Class	2,524,146	48,418,535	3,158,826	49,001,289
	2,617,303	$50,303,124	3,728,962	$58,086,896
Shares issued to shareholders in reinvestment of distributions
Initial Class	51,805	$1,094,630	30,178	$498,246
Service Class	723,567	14,507,522	242,602	3,820,974
	775,372	$15,602,152	272,780	$4,319,220
Shares reacquired
Initial Class	(701,868)	$(14,582,305)	(212,150)	$(3,419,215)
Service Class	(12,758,134)	(234,940,678)	(1,538,347)	(24,076,077)
	(13,460,002)	$(249,522,983)	(1,750,497)	$(27,495,292)
Net change
Initial Class	(556,906)	$(11,603,086)	388,164	$6,164,638
Service Class	(9,510,421)	(172,014,621)	1,863,081	28,746,186
	(10,067,327)	$(183,617,707)	2,251,245	$34,910,824

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MFS Technology Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $1,421 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		6,212,316	62,564,407	(67,660,006)	1,116,717

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$(69)	$—	$—	$75,175	$1,116,606

(8)	Redemptions In-Kind

On October 19, 2018, the fund recorded a redemption in-kind of portfolio securities and cash that were valued at $208,690,175. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $93,775,946 for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized.

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MFS Technology Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Technology Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Technology Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Technology Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

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MFS Technology Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

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MFS Technology Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Matthew Sabel

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MFS Technology Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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MFS Technology Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

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MFS Technology Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $13,195,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 48.96% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

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rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2018

MFS® U.S. Government Money Market Portfolio

MFS® Variable Insurance Trust II

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

MKS-ANN

MFS® U.S. Government Money Market Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS U.S. Government Money Market Portfolio

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS U.S. Government Money Market Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	11.2%
A-1	88.9%
Other Assets Less Liabilities	(0.1)%

Maturity breakdown (u)
0 - 7 days	29.0%
8 - 29 days	59.5%
30 - 59 days	10.5%
60 - 89 days	1.1%
Other Assets Less Liabilities	(0.1)%

(a)

Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.

(u)	For purposes of this presentation, accrued interest, where applicable, is included.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS U.S. Government Money Market Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/18

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.) An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the fund.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Share Class	Inception	1-Year Total Return	Current 7-day yield
Initial Class	7/19/85	1.26%	1.77%
Service Class	8/24/01	1.26%	1.77%

Notes to Performance Summary

Yields quoted are based on the latest seven days ended as of December 31, 2018, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

3

MFS U.S. Government Money Market Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.55%	$1,000.00	$1,007.67	$2.78
	Hypothetical (h)	0.55%	$1,000.00	$1,022.43	$2.80
Service Class	Actual	0.55%	$1,000.00	$1,007.67	$2.78
	Hypothetical (h)	0.55%	$1,000.00	$1,022.43	$2.80

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

MFS U.S. Government Money Market Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – 92.7%
Fannie Mae, 2.248%, due 1/04/2019	$3,100,000	$3,099,429
Fannie Mae, 2.264%, due 1/04/2019	4,100,000	4,099,240
Fannie Mae, 2.278%, due 1/09/2019	11,600,000	11,594,226
Fannie Mae, 2.285%, due 1/09/2019	100,000	99,950
Fannie Mae, 2.326%, due 1/09/2019	100,000	99,949
Fannie Mae, 2.288%, due 1/14/2019	600,000	599,512
Fannie Mae, 2.257%, due 1/15/2019	22,500,000	22,480,575
Fannie Mae, 2.314%, due 1/16/2019	8,300,000	8,292,150
Fannie Mae, 2.329%, due 1/28/2019	100,000	99,828
Fannie Mae, 2.355%, due 1/30/2019	9,100,000	9,083,066
Federal Farm Credit Bank, 2.29%, due 1/03/2019	100,000	99,988
Federal Farm Credit Bank, 2.331%, due 1/18/2019	8,000,000	7,991,349
Federal Farm Credit Bank, 2.332%, due 1/22/2019	9,500,000	9,487,310
Federal Farm Credit Bank, 2.332%, due 1/23/2019	9,900,000	9,886,145
Federal Farm Credit Bank, 2.379%, due 1/24/2019	11,800,000	11,782,359
Federal Farm Credit Bank, 2.354%, due 1/31/2019	11,600,000	11,577,670
Federal Farm Credit Bank, 2.401%, due 2/06/2019	4,300,000	4,289,852
Federal Farm Credit Bank, 2.437%, due 3/04/2019	3,250,000	3,236,623
Federal Home Loan Bank, 2.129%, due 1/02/2019	1,662,000	1,661,903
Federal Home Loan Bank, 2.309%, due 1/07/2019	2,900,000	2,898,903
Federal Home Loan Bank, 2.28%, due 1/08/2019	7,800,000	7,796,603
Federal Home Loan Bank, 2.308%, due 1/08/2019	9,500,000	9,495,807
Federal Home Loan Bank, 2.309%, due 1/08/2019	10,900,000	10,895,189
Federal Home Loan Bank, 2.313%, due 1/10/2019	3,000,000	2,998,294
Federal Home Loan Bank, 2.38%, due 1/24/2019	11,700,000	11,682,508
Federal Home Loan Bank, 2.39%, due 1/25/2019	11,000,000	10,982,767
Freddie Mac, 2.239%, due 1/08/2019	7,500,000	7,496,792
Freddie Mac, 2.281%, due 1/18/2019	11,800,000	11,787,518

Issuer	Shares/Par	Value ($)
U.S. GOVERNMENT AGENCIES AND EQUIVALENTS (y) – continued
Freddie Mac, 2.301%, due 1/18/2019	$8,700,000	$8,690,715
Freddie Mac, 2.302%, due 1/22/2019	2,100,000	2,097,231
Freddie Mac, 2.311%, due 1/25/2019	9,000,000	8,986,380
Freddie Mac, 2.311%, due 1/28/2019	4,300,000	4,292,679
Freddie Mac, 2.311%, due 1/29/2019	10,800,000	10,780,932
Freddie Mac, 2.362%, due 2/20/2019	100,000	99,678
Freddie Mac, 2.383%, due 2/20/2019	4,600,000	4,585,050
U.S. Treasury Bill, 2.341%, due 1/02/2019	7,700,000	7,699,507
U.S. Treasury Bill, 1.785%, due 1/03/2019	7,000,000	6,999,327
U.S. Treasury Bill, 2.324%, due 1/24/2019	7,800,000	7,788,613
U.S. Treasury Bill, 2.396%, due 2/05/2019	100,000	99,771
U.S. Treasury Bill, 2.349%, due 2/07/2019	2,000,000	1,995,260
U.S. Treasury Bill, 2.386%, due 2/12/2019	100,000	99,726
U.S. Treasury Bill, 2.374%, due 2/21/2019	7,700,000	7,674,584

Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$267,484,958

REPURCHASE AGREEMENTS – 7.4%
JPMorgan Chase & Co. Repurchase Agreement, 2.84%, dated 12/31/2018, due 1/02/2019, total to be received $18,440,909 (secured by U.S. Treasury and Federal Agency obligations valued at $18,809,749 in a jointly traded account)	$18,438,000	$18,438,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement, 2.94%, dated 12/31/2018, due 1/02/2019, total to be received $2,842,464 (secured by U.S. Treasury and Federal Agency obligations valued at $2,900,838 in a jointly traded account)	2,842,000	2,842,000

Total Repurchase Agreements, at Cost and Value		$21,280,000

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(305,590)

NET ASSETS – 100.0%		$288,459,368

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

5

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18
Assets
Investments in unaffiliated issuers, at cost and value	$288,764,958
Cash	933
Receivables for
Fund shares sold	326,472
Interest	1,687
Other assets	2,259
Total assets	$289,096,309
Liabilities
Payables for
Fund shares reacquired	$561,094
Payable to affiliates
Investment adviser	15,949
Shareholder servicing costs	57
Payable for independent Trustees’ compensation	18
Accrued expenses and other liabilities	59,823
Total liabilities	$636,941
Net assets	$288,459,368
Net assets consist of
Paid-in capital	$288,459,368
Net assets	$288,459,368
Shares of beneficial interest outstanding	288,679,414

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$160,303,796	160,425,488	$1.00
Service Class	128,155,572	128,253,926	1.00

See Notes to Financial Statements

6

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18
Net investment income (loss)
Income
Interest	$5,276,559
Other	64
Total investment income	$5,276,623
Expenses
Management fee	$1,468,565
Distribution and/or service fees	346,219
Shareholder servicing costs	6,250
Administrative services fee	51,796
Independent Trustees’ compensation	7,212
Custodian fee	15,509
Shareholder communications	23,657
Audit and tax fees	36,077
Legal fees	2,453
Miscellaneous	33,528
Total expenses	$1,991,266
Reduction of expenses by investment adviser and distributor	(374,193)
Net expenses	$1,617,073
Net investment income (loss)	$3,659,550
Change in net assets from operations	$3,659,550

See Notes to Financial Statements

7

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$3,659,550	$938,474
Net realized gain (loss)	—	13
Change in net assets from operations	$3,659,550	$938,487
Total distributions to shareholders (a)	$(3,659,550)	$(938,722)
Change in net assets from fund share transactions	$(26,075,131)	$(47,858,372)
Total change in net assets	$(26,075,131)	$(47,858,607)

Net assets
At beginning of period	314,534,499	362,393,106
At end of period	$288,459,368	$314,534,499

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income were $938,722.

See Notes to Financial Statements

8

MFS U.S. Government Money Market Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended
	12/31/18	12/31/17		12/31/16		12/31/15		12/31/14
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.00	(w)	$0.00	(c)(w)	$0.00		$0.00
Net realized and unrealized gain (loss)	—	0.00	(w)	0.00	(w)	0.00	(w)	0.00	(w)
Total from investment operations	$0.01	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.00	)(w)	$(0.00	)(w)	$—		$—
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)	1.26	0.30		0.01	(c)	0.00		0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.56		0.53	(c)	0.57		0.55
Expenses after expense reductions (f)	0.55	0.54		0.30	(c)	0.13		0.10
Net investment income (loss)	1.25	0.29		0.01	(c)	0.00		0.00
Net assets at end of period (000 omitted)	$160,304	$168,107		$179,458		$190,761		$214,019

Service Class	Year ended
	12/31/18	12/31/17		12/31/16		12/31/15		12/31/14
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.00	(w)	$0.00	(c)(w)	$0.00		$0.00
Net realized and unrealized gain (loss)	—	0.00	(w)	0.00	(w)	0.00	(w)	0.00	(w)
Total from investment operations	$0.01	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.00	)(w)	$(0.00	)(w)	$—		$—
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00
Total return (%) (k)(r)	1.26	0.29		0.01	(c)	0.00		0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81		0.79	(c)	0.82		0.80
Expenses after expense reductions (f)	0.55	0.55		0.30	(c)	0.13		0.10
Net investment income (loss)	1.24	0.27		0.01	(c)	0.00		0.00
Net assets at end of period (000 omitted)	$128,156	$146,428		$182,935		$182,097		$205,550

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

9

MFS U.S. Government Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS U.S. Government Money Market Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$288,764,958	$—	$288,764,958

For further information regarding security characteristics, see the Portfolio of Investments.

10

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At December 31, 2018, the fund had investments in repurchase agreements with a gross value of $21,280,000 included in investments in unaffiliated issuers in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2018, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$3,659,550	$938,722

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18
Cost of investments	$288,764,958

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net

11

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$1,937,963	$495,709
Service Class	1,721,587	443,013
Total	$3,659,550	$938,722

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	0.50%
In excess of $500 million	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $27,974, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.57% of average daily net assets for each of the Initial Class and Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, the fund’s actual operating expenses did not exceed the limits described above and therefore, the investment adviser did not pay any portion of the fund’s expenses related to these agreements.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. MFD has agreed in writing to waive the entire 0.25% distribution and/or service fee. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, this waiver amounted to $346,219, which is included in the reduction of total expenses in the Statement of Operations. The distribution and/or service fees incurred for the year ended December 31, 2018 were equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $5,852, which equated to 0.0020% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $398.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0176% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly

12

MFS U.S. Government Money Market Portfolio

Notes to Financial Statements – continued

to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $498 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

(4)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:

	Year ended 12/31/18	Year ended 12/31/17
Shares sold
Initial Class	40,333,024	35,332,001
Service Class	35,513,369	50,562,527
	75,846,393	85,894,528

Shares issued to shareholders in reinvestment of distributions
Initial Class	1,937,963	495,709
Service Class	1,721,587	443,013
	3,659,550	938,722

Shares reacquired
Initial Class	(50,062,009)	(47,177,273)
Service Class	(55,519,065)	(87,514,349)
	(105,581,074)	(134,691,622)

Net change
Initial Class	(7,791,022)	(11,349,563)
Service Class	(18,284,109)	(36,508,809)
	(26,075,131)	(47,858,372)

(5)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $1,697 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

13

MFS U.S. Government Money Market Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of

MFS U.S. Government Money Market Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Money Market Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

14

MFS U.S. Government Money Market Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

15

MFS U.S. Government Money Market Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

16

MFS U.S. Government Money Market Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Ed O’Dette

17

MFS U.S. Government Money Market Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the one-, three- and five-year periods, and MFS’ voluntary

18

MFS U.S. Government Money Market Portfolio

Board Review of Investment Advisory Agreement – continued

waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during those periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

19

MFS U.S. Government Money Market Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit2 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit2 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

20

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

21

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

22

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Clarence Otis, Jr., Michael Hegarty, and James W. Kilman, Jr., and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Otis, Hegarty, and Kilman and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2018 and 2018, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2018	2017
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	44,678	43,682
MFS Core Equity Portfolio	46,788	45,746
MFS Corporate Bond Portfolio	65,324	63,883
MFS Emerging Markets Equity Portfolio	47,086	46,038
MFS Global Governments Portfolio	63,002	61,611
MFS Global Growth Portfolio	57,514	56,241
MFS Global Research Portfolio	45,585	44,569
MFS Global Tactical Allocation Portfolio	63,039	61,648
MFS Government Securities Portfolio	53,538	52,351
MFS High Yield Portfolio	69,544	68,013
MFS International Growth Portfolio	47,086	46,038
MFS International Value Portfolio	47,991	46,923
MFS Massachusetts Investors Growth Stock Portfolio	46,684	45,645
MFS Research International Portfolio	44,678	43,682
MFS Strategic Income Portfolio	69,272	67,746
MFS Technology Portfolio	44,781	43,783
MFS U.S. Government Money Market Portfolio	27,595	26,967

Total	884,185	864,566

For the fiscal years ended December 31, 2018 and 2017, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS Core Equity Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS Corporate Bond Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS Emerging Markets Equity Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS Global Governments Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS Global Growth Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS Global Research Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS Global Tactical Allocation Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS Government Securities Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS High Yield Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS International Growth Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS International Value Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS Massachusetts Investors Growth Stock Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS Research International Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS Strategic Income Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS Technology Portfolio	2,400	2,400	4,989	4,882	0	0
To MFS U.S. Government Money Market Portfolio	2,400	2,400	4,989	4,882	0	0
Total fees billed by Deloitte To above Funds:	40,800	40,800	84,813	82,994	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Corporate Bond Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Global Research Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Global Tactical Allocation Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS High Yield Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS International Growth Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS International Value Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Research International Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Strategic Income Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Technology Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS U.S. Government Money Market Portfolio *	0	0	0	0	5,390	5,390

	Aggregate fees for non-audit services:
	2018	2017
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS Corporate Bond Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS Global Governments Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS Global Growth Portfolio MFS and MFS Related Entities#	12,779	811,908
To MFS Global Research Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS Global Tactical Allocation Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS High Yield Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS International Growth Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS International Value Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS Research International Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS Strategic Income Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS Technology Portfolio, MFS and MFS Related Entities#	12,779	811,908
To MFS U.S. Government Money Market Portfolio, MFS and MFS Related Entities#	12,779	811,908

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 15, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2019

*	Print name and title of each signing officer under his or her signature.